EXECUTION COPY

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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                          DATED AS OF OCTOBER 1, 2001,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                            dated as of July 1, 2001

                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 2001-QS14


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Article I    DEFINITIONS....................................................................4


        Section 1.01.  Definitions..........................................................4

        Section 1.02.  Use of Words and Phrases............................................15

        Section 1.03.  Determination of LIBOR..............................................15

Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL
           ISSUANCE OF CERTIFICATES........................................................17

        Section 2.01.   Conveyance of Mortgage Loans.
                      (See Section 2.01 of the Standard Terms).............................17

        Section 2.02.   Acceptance by Trustee.  (See Section 2.02 of the Standard
                      Terms)...............................................................17

        Section 2.03.   Representations, Warranties and Covenants of the
                      Master Servicer and the Company......................................17

        Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of
                      the Standard Terms)..................................................20

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                      Certificates Evidencing Interests in REMIC I Certificates............20

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
                      Interests; Acceptance by the Trustee.................................20

        Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.............20

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the
                      Standard Terms)......................................................20

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................21

Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................22

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms).......22

        Section 4.02. Distributions. ......................................................22

        Section 4.03. Statements to Certificateholders.  (See Section 4.03 of the
                      Standard Terms and Exhibit Three attached hereto)....................30

        Section 4.04. Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer. (See Section 4.04 of the
                      Standard Terms)......................................................30

        Section 4.05. Allocation of Realized Losses. ......................................30

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.
                      (See Section 4.06 of the Standard Terms).............................32

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section
                      4.07 of the Standard Terms)..........................................32

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................32



Article V  THE CERTIFICATES................................................................33

        Section 5.01. The Certificates.  (See Section 5.01 of the Standard Terms)..........33

        Section 5.02. Registration of Transfer and Exchange of Certificates................33

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. (See Section
                      5.03 of the Standard Terms)..........................................33

        Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)......33

        Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard
                      Terms)...............................................................33


Article VI    THE COMPANY AND THE MASTER SERVICER..........................................34

Article VII   DEFAULT......................................................................35

Article VIII  CONCERNING THE TRUSTEE.......................................................36

Article IX    TERMINATION..................................................................37

Article X      REMIC PROVISIONS............................................................38

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....38

        Section 10.02.Master Servicer; REMIC Administrator and Trustee
                      Indemnification.  (See Section 10.02 of the Standard Terms)..........38

        Section 10.03.Designation of REMICs................................................38

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II
                      Regular Interests....................................................38

        Section 10.05.Compliance with Withholding Requirements.............................40

Article XI   MISCELLANEOUS PROVISIONS......................................................41

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................41

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of
                      the Standard Terms)..................................................41

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03
                      of the Standard Terms)...............................................41

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........41

        Section 11.05.Notices..............................................................41


        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See
                      Section 11.06 of the Standard Terms).................................42

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................42

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section
                      11.08 of the Standard Terms).........................................42

        Section 11.09.Allocation of Voting Rights..........................................42

        Section 11.10.No Petition..........................................................42


                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of July 1, 2001

        This is a Series Supplement, dated as of October 1, 2001 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                               AGGREGATE
                                INITIAL
                              CERTIFICATE                                         FITCH/
               PASS-THROUGH    PRINCIPAL                        MATURITY                        MINIMUM
 DESIGNATION      RATE         BALANCE       FEATURES1            DATE           MOODY'S     DENOMINATIONS2

Class A-1         5.50%     $28,125,000.00      Senior      October 25, 2031     AAA/Aaa       $25,000.00
Class A-2         6.75%     $100,000,000.00     Senior      October 25, 2031     AAA/Aaa       $25,000.00
Class A-3         6.50%     $25,000,000.00      Senior      October 25, 2031     AAA/Aaa       $25,000.00
Class A-3A        0.25%              $0.003  Senior/InterestOctober 25, 2031     AAA/Aaa     $2,000,000.00
                                                 Only
Class A-4      Adjustable   $26,875,000.00   Senior/Floater/October 25, 2031     AAA/Aaa       $25,000.00
               Rate4                          Adjustable
                                                 Rate
Class A-4A     Adjustable            $0.005  Senior/InterestOctober 25, 2031     AAA/Aaa     $2,000,000.00
                  Rate4                      Only/Adjustable
                                             Rate/Inverse
                                                Floater
Class A-5         8.00%     $20,327,500.00      Senior      October 25, 2031     AAA/Aaa       $25,000.00
Class A-6         5.50%     $47,202,500.00      Senior      October 25, 2031     AAA/Aaa       $25,000.00
Class A-7      Adjustable   $28,125,000.00   Senior/Floater/October 25, 2031     AAA/Aaa       $25,000.00
                  Rate4                       Adjustable
                                                 Rate
Class A-7A     Adjustable            $0.006  Senior/InterestOctober 25, 2031     AAA/Aaa    $2,000,000.00
                  Rate4                      Only/Adjustable
                                             Rate/Inverse
                                                Floater
Class A-P         0.00%        $210,942.58     Principal    October 25, 2031     AAA/Aaa       $25,000.00
                                              Only/Senior
Class A-V       Variable             $0.00     Variable     October 25, 2031     AAA/Aaa     8
               Rate7                         Strip/Interest
                                              Only/Senior
Class R-I         6.75%            $100.00   Residual/SeniorOctober 25, 2031     AAA/Aaa     9
Class R-II        6.75%            $100.00   Residual/SeniorOctober 25, 2031     AAA/Aaa     9
Class M-1         6.75%      $9,659,200.00     Mezzanine    October 25, 2031      AA/NA        $25,000.00
Class M-2         6.75%      $2,634,300.00     Mezzanine    October 25, 2031       A/NA       $250,000.00
Class M-3         6.75%     $1,170,800.00      Mezzanine    October 25, 2031      BBB/NA      $250,000.00
Class B-1         6.75%     $1,463,500.00     Subordinate   October 25, 2031      BB/NA       $250,000.00
Class B-2         6.75%      $878,100.00      Subordinate   October 25, 2031       B/NA       $250,000.00
Class B-3         6.75%     $1,024,457.48     Subordinate   October 25, 2031      NA/NA       $250,000.00

1 The Certificates, other than the Class A-P, Class A-V, Class B and Class R Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.


3 The notional amount of the Class A-3A Certificates will be equal to the Certificate Principal Balance of the Class A-3 Certificates.

4
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ADJUSTABLE      INITIAL        FORMULA                  MAXIMUM        MINIMUM
RATES:
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  Class A-4:    2.95%          LIBOR + 0.45%            8.00%          0.45%
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  Class A-4A:   5.05%          7.55% - LIBOR            7.55%          0.00%
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  Class A-7:    2.90%          LIBOR + 0.40%            8.00%          0.40%
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  Class A-7A:   5.10%          7.60% - LIBOR            7.60%          0.00%

5 The notional amount of the Class A-4A Certificates will be equal to the Certificate Principal Balance of the Class A-4 Certificates.

6 The notional amount of the Class A-7A Certificates will be equal to the Certificate Principal Balance of the Class A-7 Certificates.

7    The initial Pass-Through Rate on the Class A-V Certificates is 0.6605%.


8 The Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

9 Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate of each Class will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $292,696,500.06.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Adjustable Rate Certificates: Any of the Class A-4, Class A-4A, Class A-7 or Class A-7A Certificates.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $150,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) (i) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is less than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, $0.00, or (ii) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is equal to or greater than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, the sum of (I) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00% (other than Additional Collateral Loans), times 0.25%, (II) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00% (other than Additional Collateral Loans), times 0.50%, and (III) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary; and

                       (B) the greater of (i) the product of (x) an amount equal
               to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage

               Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS14" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-3A, Class A-4, Class A-4A, Class A-5, Class A-6, Class A-7, Class A-7A, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

     Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  October 30, 2001.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2001-QS14.

        Cut-off Date:  October 1, 2001.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  6.75% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

     Floater Certificates: Any one of the Class A-4 Certificates or Class A-7 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $9,723, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on November 1, 2001, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-3A Certificates, $25,000,000. With respect to the Class A-4A Certificates, $26,875,000. With respect to the Class A-7A Certificates, $28,125,000. With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of the such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  3.30%           Class B-1:  0.50%
        Class M-2:  0.90%           Class B-2:  0.30%
        Class M-3:  0.40%           Class B-3:  0.35%

        Interest Accrual Period: With respect to any Certificates (other than the Floater and Certificates and the Inverse Floater Certificates) and any Distribution Date, the calendar month preceding the month in which such
Distribution Date occurs. The Interest Accrual Period for the Floater Certificates and the Inverse Floater Certificates for any Distribution Date is the period beginning on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class A-3A, Class A-4A, Class A-7A or Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

     Inverse Floater Certificates: Any one of the Class A-4A Certificates or Class A-7A Certificates.

     Maturity  Date:   October  25,  2031,  the  Distribution  Date  immediately
following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    the maturity of the Mortgage Note ("MATURITY DATE");
(iii)   the Mortgage Rate ("ORIG RATE");

(iv)    the Subservicer pass-through rate ("CURR NET");

(v)     the Net Mortgage Rate ("NET MTG RT");

(vi)    the Pool Strip Rate ("STRIP");

(vii)the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii)a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, (i) with respect to the Class A-3A, Class A-4A and Class A-7A Certificates, an amount equal to the Certificate Principal Balance of the Class A-3, Class A-4 and Class A-7 Certificates, respectively, immediately prior to such date, and (ii) with respect to any Class A-V Certificates or Subclass thereof issued pursuant to
Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Class A-4, Class A-4A, Class A-7, Class A-7A, Class A-V and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-4 Certificates and the initial Interest
Accrual Period, 2.95% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 0.45% plus LIBOR, subject to a maximum rate of 8.00% per annum and a minimum rate of 0.45% per annum. With respect to the Class A-4A Certificates and the initial Interest Accrual Period, 5.05% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 7.55% minus LIBOR, subject to a maximum rate of 7.55% per annum and a minimum rate of 0.00% per annum. With respect to the Class A-7 Certificates and the initial Interest Accrual Period, 2.90% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 0.40% plus LIBOR, subject to a maximum rate of 8.00% per annum and a minimum rate of 0.40% per annum. With respect to the Class A-7A Certificates and the initial Interest Accrual Period, 5.10% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 7.60% minus LIBOR, subject to a maximum rate of 7.60% per annum and a minimum rate of 0.00% per annum. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.6605% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 18.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in November 2006 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

     REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date before the Credit Support Depletion Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section
4.02(a)(ii)(X) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement. As to any Distribution Date on or after the Credit Support Depletion Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of (i) all amounts required to be distributed pursuant to Section 4.02(a)(i) and (ii) the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,926,965 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off

Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 31.1% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus
     (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such Distribution Date pursuant to the provisions of
     Section 10.04(a).

----------------------- --------------------------------- ------------------- -------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------- -------------------
          S             Class A-1, Class A-6              5.50%                  $ 75,327,500.00
----------------------- --------------------------------- ------------------- -------------------
          T             Class A-2, Class R-II, Class      6.75%                  $116,830,457.48
                        M-1, Class M-2, Class M-3,
                        Class B-1, Class B-2, Class B-3
----------------------- --------------------------------- ------------------- -------------------
          U             Class A-3, Class A-3A             6.75%                  $ 25,000,000.00
----------------------- --------------------------------- ------------------- -------------------
          V             Class A-4, Class A-4A             8.00%                  $ 26,875,000.00
----------------------- --------------------------------- ------------------- -------------------
          W             Class A-5                         8.00%                  $ 20,327,500.00
----------------------- --------------------------------- ------------------- -------------------
          X             Class A-7, Class A-7A             8.00%                  $ 28,125,000.00
----------------------- --------------------------------- ------------------- -------------------
          Y             Class A-P                         0.00%                   $   210,942.58
----------------------- --------------------------------- ------------------- -------------------

        Uncertificated REMIC I Regular Interests Z: Each of the 1,398 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,398, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interests. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated   REMIC  II  Regular  Interests  Z:  Each  of  the  1,398
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 1,398 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such
Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 10.04(a).

        Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

Section 1.02...Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

        Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Bridge Telerate Capital Markets Report as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Floater Certificates and Inverse Floater Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 2.50%; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to each of the Floater Certificates and Inverse Floater Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Floater Certificates and Inverse Floater Certificates for the current and the immediately preceding Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

(a) For  representations,  warranties and covenants of the Master Servicer,  see
Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, except in the case of 2 Mortgage Loans representing approximately 0.2% of the Mortgage Loans, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.8% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 55.23% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 16.01% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 2.42% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 16.72% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note;

(xviii) No more than 0.04% of the Mortgage Loans by aggregate  Stated  Principal
        Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence ownership of the entire REMIC II.

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms)

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c) and (e) below), in each case to the extent of the Available Distribution Amount remaining:

               (i) to the Senior Certificates (other than the Class A-P), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (ii) (X) to the Class A-P  Certificates,  the Class A-P Principal
        Distribution  Amount  (applied  to  reduce  the  Certificate   Principal
        Balances of such Senior Certificates); and

                      (Y) to the Senior  Certificates  (other than the Class A-P
        Certificates), in the priorities and amounts set forth in Section 4.02(b), (c) and (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

     (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related

          Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

     (2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

     (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
          Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C)            the  Senior   Accelerated   Distribution   Percentage   for  such
               Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage
               Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date; and

(E)            any amounts described in subsection (ii)(Y), clauses (A), (B) and
               (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a) (xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi)  to  the  Senior  Certificates,  on a  pro  rata  basis  in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

          (xvii) to the Class R-I Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

     (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

     (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

     (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and
          (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

     (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

     (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; and

(ii) second, the Senior Principal Distribution Amount shall be distributed to the Class R Certificates, on a pro rata basis in proportion to their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

(iii)   third, the balance of the Senior Principal Distribution Amount remaining
        after  the  distribution   described  in  clause  (ii)  above  shall  be
        distributed in the following manner and priority:

                  (A)  first, concurrently, as follows;

                      (1) 62.3366779% of the Senior Principal Distribution Amount remaining after the distribution described in clause
                  (ii) above, sequentially, as follows:

                          (a) an  amount  equal  to  $1,000.00,  to  the  extent
                      available, to the Class A-2 Certificates, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero;

                          (b) an aggregate  amount equal to $718,750.00,  to the
                      extent available, to the Class A-1 Certificates and Class A-7 Certificates, on a pro rata basis in proportion to their respective Certificate Principal Balances, until the

                      Certificate   Principal   Balances   of  the   Class   A-1
                      Certificates and Class A-7 Certificates have been reduced to zero;

                         (c) to the Class A-2 Certificates until the Certificate
                    Principal Balance of the Class A-2 Certificates has been reduced to zero; and

                          (d) to the Class A-1 Certificates and Class A-7 Certificates, on a pro rata basis in proportion to their respective Certificate Principal Balances, until the Certificate Principal Balances of the Class A-1 Certificates and Class A-7 Certificates have been reduced to zero; and

                      (2) 37.6633221% of the Senior Principal Distribution Amount remaining after the distribution described in clause
                  (ii) above, sequentially, as follows:

                          (a)   50.0%  of  the   amount   described   in  clause
                      (b)(iii)(A)(2) above to the Class A-6 Certificates, until the Certificate Principal Balance of the Class A-6 Certificates has been reduced to zero; and

                         (b)   50.0%  of  the   amount   described   in   clause
                    (b)(iii)(A)(2) above, sequentially, as follows:

                             (i) an amount  equal to  $1,000.00,  to the  extent
                          available, to the Class A-5 Certificates, until the Certificate Principal Balance of the Class A-5 Certificates has been reduced to zero;

                             (ii) an amount equal to $250,000.00,  to the extent
                          available, to the Class A-4 Certificates, until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero;

                             (iii) to the  Class  A-5  Certificates,  until  the
                          Certificate   Principal   Balance  of  the  Class  A-5
                          Certificates has been reduced to zero; and

                             (iv)  to the  Class  A-4  Certificates,  until  the
                          Certificate   Principal   Balance  of  the  Class  A-4
                          Certificates has been reduced to zero; and

                  (B)  second,  to  the  Class  A-3   Certificates,   until  the
               Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero.

(c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution
(i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     Section 4.03. Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

     Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

     Section 4.05. Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of the principal portion of such Realized Losses on Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage
Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

                                   ARTICLE V

                                THE CERTIFICATES

        Section 5.01. The Certificates. (See Section 5.01 of the Standard Terms)

        Section 5.02. Registration of Transfer and Exchange of Certificates.

               (a) - (e)(iii)(A). (See Section 5.02(a) - (e)(iii)(A) of the Standard Terms)

               (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               (f) - (h). (See Section 5.02(f) - (h) of the Standard Terms)

     Section 5.03.  Mutilated,  Destroyed,  Lost or  Stolen  Certificates.  (See
          Section 5.03 of the Standard Terms)

     Section 5.04.  Persons  Deemed  Owners.  (See  Section 5.04 of the Standard
          Terms)

     Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

                                   ARTICLE VI
                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                   ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                   ARTICLE IX

                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01..REMIC Administration.  (See Section 10.01 of the Standard Terms)

     Section   10.02..Master   Servicer;   REMIC   Administrator   and   Trustee
          Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03..Designation of REMICs.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC ("REMIC I") and will make and election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2, Class A-3, Class A-3A, Class A-4, Class A-4A, Class A-5, Class A-6, Class A-7, Class A-7A, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular Interests Z, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC II Regular Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04..Distributions on the Uncertificated REMIC I and REMIC II Regular Interests

        (a)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (b)The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest S, (ii) Uncertificated REMIC I Regular Interest T, (iii) Uncertificated REMIC I Regular Interest U, (iv) Uncertificated REMIC I Regular Interest V, (v) Uncertificated REMIC I Regular Interest W, (vi) Uncertificated REMIC I Regular Interest X and
(vii) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

        (c)The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

        (d)In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed allocated to the Uncertificated REMIC II Regular Interests pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC Regular II Interests for the Distribution Date for which such allocation is being made in the absence of such allocation;

               (ii) Realized Losses allocated to the Class A-1 Certificates and Class A-6 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest S;

               (iii) Realized Losses allocated to the Class A-2, Class R-II, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest T;

               (iv) Realized Losses allocated to the Class A-3 Certificates and Class A-3A Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest U;

               (v) Realized Losses allocated to the Class A-4 Certificates and Class A-4A Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V;

               (vi) Realized Losses allocated to the Class A-5 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

               (vii) Realized Losses allocated to the Class A-7 Certificates and Class A-7A Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

               (viii) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

               (ix) Realized Losses allocated to the Uncertificated REMIC II Regular Interests under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests comprise the Class A-V Certificates.

        (f)Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


---------------------------------- --------------------------------------------------------------
            RECIPIENT                                         ADDRESS
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                    Attention: President

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention:  Managing Director/Master Servicing

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2001-QS14

                                   The Trustee designates its offices located at
                                   Four Albany Street, New York, New York 10006,
                                   for  the  purposes  of  Section  8.12  of the
                                   Standard Terms
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Moody's Investors Service, Inc.    99 Church Street, 4th Floor
                                   New York, New York 10007

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Fitch, Inc.                        One State Street Plaza
                                    New York, New York 10004

---------------------------------- --------------------------------------------------------------


Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
     11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               95% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-3A Certificates, in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-4A Certificates, in accordance with their respective

Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-7A Certificates, in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests; and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                            By: //s// Randy Van Zee
                                                   Name: Randy Van Zee
                                                   Title:Vice President


Attest: //s// Lisa R. Lundsten
      Name:  Lisa R. Lundsten
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]



                                            By: //s// Lisa R. Lundsten
                                                 Name:  Lisa R. Lundsten
                                                 Title: Managing Director


Attest: //s// Randy Van Zee
      Name: Randy Van Zee
      Title: Director


                                            BANKERS TRUST COMPANY,
                                                 as Trustee
[Seal]



                                            By: //s// Barbara Campbell
                                                 Name:  Barbara Campbell
                                                 Title:   Assistant Secretary


Attest: //s// James Noriega
      Name:  James Noriega
      Title:   Associate

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )

               On the 30th day of October, 2001 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                   //s// Brian S. Bangerter
                                                      Notary Public


[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 30th day of October, 2001 before me, a notary public in and for said State, personally appeared Lisa R. Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                   //s// Brian S. Bangerter
                                                          Notary Public


[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 30th day of October, 2001 before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be a[n] Assistant Secretary of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                   //s// Thomas J. Baldwin
                                                      Notary Public



[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

  RUN ON     : 10/22/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 13.43.20           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 2001-QS14                                 CUTOFF : 10/01/01
  POOL       : 0004549
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ---------------------------------------------------------------------------

      4043449                              .2500
      650,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      4318846                              .2500
       86,016.15                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      4390903                              .2500
      113,453.75                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      4561760                              .2500
      140,307.44                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      4581501                              .2500
      354,216.22                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      4586761                              .2500
       95,770.82                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450
1



      4647870                              .2500
      388,348.33                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      4650510                              .2500
      143,337.40                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      4654089                              .2500
       36,639.93                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      4698534                              .2500
       58,809.28                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      4715621                              .2500
      144,554.54                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      4752884                              .2500
      123,663.84                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      4809326                              .2500
      344,191.07                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      4836743                              .2500
       88,397.29                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      4849653                              .2500
      399,069.36                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      4862544                              .2500
      128,632.25                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      4883403                              .2500
       76,352.64                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      4899019                              .2500
       43,320.56                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      4905686                              .2500
      173,610.18                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      4913631                              .2500
       75,825.42                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      4925585                              .2500
      448,966.42                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      4932205                              .2500
      119,640.15                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      4940119                              .2500
      159,627.50                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      4946032                              .2500
      154,092.28                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      4949281                              .2500
      149,792.86                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      4952764                              .2500
       44,942.42                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      4960709                              .2500
       84,440.36                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      4973836                              .2500
      154,478.29                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      4981958                              .2500
      134,913.92                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      4982315                              .2500
       98,883.43                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      4994112                              .2500
      399,751.38                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5008267                              .2500
      123,121.44                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5016111                              .2500
      169,696.61                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5020780                              .2500
      226,635.85                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5022819                              .2500
       75,902.75                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5033865                              .2500
      149,226.36                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5041864                              .2500
      184,376.20                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5042965                              .2500
      359,422.51                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      5044397                              .2500
      199,679.17                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5060982                              .2500
      127,636.45                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5085351                              .2500
       55,800.26                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5085479                              .2500
      149,614.06                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5088750                              .2500
       85,448.20                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5093641                              .2500
       92,186.51                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5093868                              .2500
      404,746.18                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5097254                              .2500
      394,092.75                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5107346                              .2500
      100,477.67                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5111838                              .2500
      343,731.64                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5119654                              .2500
       78,254.72                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5138444                              .2500
      368,405.28                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5143531                              .2500
      290,195.04                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5143642                              .2500
      368,789.38                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5158334                              .2500
      283,319.22                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5166008                              .2500
      157,386.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5166632                              .2500
      163,903.17                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5166793                              .2500
      234,100.03                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5167214                              .2500
       87,830.49                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5167224                              .2500
       99,851.10                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5167252                              .2500
      199,679.17                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5170859                              .2500
       80,904.01                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5173256                              .2500
       74,949.68                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5175571                              .2500
      198,775.93                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      5176639                              .2500
      331,947.23                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5184983                              .2500
       57,973.80                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5190096                              .2500
      204,834.19                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5191678                              .2500
       67,413.63                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5191898                              .2500
      239,826.29                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5195206                              .2500
      274,795.91                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5195775                              .2500
      468,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5196305                              .2500
       74,280.65                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      5197030                              .2500
      111,845.33                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5197307                              .2500
      364,229.49                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5197469                              .2500
       59,333.14                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5199008                              .2500
      166,282.55                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5199184                              .2500
      236,828.47                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5199570                              .2500
       57,055.36                          .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      5200790                              .2500
      614,843.36                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5201372                              .2500
      236,632.87                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5204609                              .2500
      140,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5210555                              .2500
      163,378.66                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5213849                              .2500
      218,599.46                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5214549                              .2500
      151,084.95                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5219691                              .2500
      161,888.52                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5226737                              .2500
      113,929.15                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5229924                              .2500
      539,589.10                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5231408                              .2500
      125,908.81                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5232015                              .2500
       46,471.83                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5232549                              .2500
      219,836.73                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5233788                              .2500
       43,473.64                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5234215                              .2500
       67,382.65                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5234546                              .2500
      499,647.11                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5234549                              .2500
       81,695.15                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5234574                              .2500
       99,929.42                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5234957                              .2500
      216,336.63                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      5237198                              .2500
       89,929.79                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5246378                              .2500
      143,478.28                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5246599                              .2500
      116,921.49                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5248750                              .2500
      117,349.63                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5254302                              .2500
      125,558.32                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5254602                              .2500
      206,857.55                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5255192                              .2500
      111,908.19                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5257871                              .2500
      107,734.69                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      5258150                              .2500
      144,900.21                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5260033                              .2500
      292,613.66                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5261589                              .2500
       47,460.10                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5264333                              .2500
      343,512.85                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5266701                              .2500
       53,589.02                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5267463                              .2500
       89,878.82                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5268702                              .2500
      124,907.23                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5269262                              .2500
      279,812.13                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5269532                              .2500
      148,297.88                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5270552                              .2500
       80,698.51                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5271342                              .2500
      416,190.90                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5272755                              .2500
      527,617.85                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5272822                              .2500
       58,912.41                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5272922                              .2500
      146,701.50                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5273777                              .2500
      123,924.88                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5274801                              .2500
      216,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5276146                              .2500
       65,109.96                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5277749                              .2500
      298,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5277799                              .2500
      133,508.06                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5280070                              .2500
      170,896.41                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5280343                              .2500
      299,765.97                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5280362                              .2500
      138,991.49                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5281055                              .2500
      174,860.05                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5283421                              .2500
      206,242.95                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5283433                              .2500
      246,807.31                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5285652                              .2500
      164,772.15                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5287813                              .2500
       71,445.60                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5287844                              .2500
       74,653.57                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5287852                              .2500
       99,925.79                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5287886                              .2500
       59,954.34                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5291117                              .2500
      359,732.83                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5291259                              .2500
      219,049.15                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5292155                              .2500
      383,707.81                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5293495                              .2500
      139,686.32                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5293559                              .2500
      145,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5296080                              .2500
      352,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5298331                              .2500
      209,840.20                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5298340                              .2500
      103,931.97                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5298355                              .2500
      196,087.12                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5298465                              .2500
      142,206.92                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      5298748                              .2500
      121,660.82                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5300539                              .2500
      211,838.68                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5302085                              .2500
       37,834.11                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5303969                              .2500
       66,677.42                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5305690                              .2500
      359,341.09                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5308381                              .2500
      273,791.51                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5308825                              .2500
      359,719.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5308862                              .2500
      123,880.67                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5308867                              .2500
      190,665.34                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5308883                              .2500
      235,820.42                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5308886                              .2500
      179,070.30                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5308910                              .2500
      195,858.14                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5314573                              .2500
      229,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5314680                              .2500
      359,726.07                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5314762                              .2500
      132,915.20                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5314927                              .2500
      314,760.31                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5315094                              .2500
      311,351.63                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5315226                              .2500
       74,949.68                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5318359                              .2500
      126,313.01                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5319194                              .2500
      179,866.41                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5319209                              .2500
       37,775.90                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5319248                              .2500
      271,803.13                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5319287                              .2500
       78,949.63                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5319289                              .2500
       73,450.68                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5321199                              .2500
      330,242.58                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5322710                              .2500
      107,923.77                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5332588                              .2500
      211,368.54                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5334025                              .2500
      102,329.53                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5338655                              .2500
       96,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5339131                              .2500
      180,665.82                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5339465                              .2500
       79,946.32                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5340117                              .2500
      223,825.26                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      5341701                              .2500
       83,950.41                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5343786                              .2500
      207,225.09                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5343978                              .2500
      201,741.49                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5344693                              .2500
       79,944.94                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5346066                              .2500
      559,624.24                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5347512                              .2500
      123,824.94                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5349717                              .2500
      419,696.02                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5351375                              .2500
       61,638.49                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5357505                              .2500
       67,353.61                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5359148                              .2500
      185,858.46                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5361480                              .2500
      447,667.52                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5362312                              .2500
       49,905.47                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5362501                              .2500
      111,077.29                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5362832                              .2500
       68,800.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5363188                              .2500
       67,454.71                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5363196                              .2500
      274,780.08                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      5363209                              .2500
      399,325.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5363224                              .2500
       89,545.72                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5363251                              .2500
       99,931.18                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5363650                              .2500
      320,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5363733                              .2500
      259,821.07                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5364133                              .2500
      127,616.47                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5364148                              .2500
       38,975.14                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5364182                              .2500
      127,616.47                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      5364245                              .2500
      127,616.47                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5365681                              .2500
      125,411.42                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5368326                              .2500
      287,796.73                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5369237                              .2500
      296,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5369249                              .2500
      173,335.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5369261                              .2500
       77,901.55                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5369264                              .2500
       91,933.41                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5369376                              .2500
      244,609.03                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      5369518                              .2500
      243,818.92                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5369880                              .2500
      224,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5370880                              .2500
       68,404.90                          .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      5371817                              .2500
      236,628.61                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5371834                              .2500
      137,150.66                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5372077                              .2500
      408,538.89                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5372425                              .2500
      334,725.41                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5372661                              .2500
      133,558.02                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5373784                              .2500
      255,903.20                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5373794                              .2500
      114,721.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5373861                              .2500
      156,042.53                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5373884                              .2500
      122,708.86                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5374263                              .2500
      131,796.46                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5374284                              .2500
      162,145.87                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5374531                              .2500
      156,486.65                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5374595                              .2500
      121,424.48                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      5375507                              .2500
       54,237.04                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5375698                              .2500
      150,605.31                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5376143                              .2500
      125,911.07                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5376406                              .2500
      269,789.37                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5377481                              .2500
      299,782.87                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5377645                              .2500
      115,752.80                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5377665                              .2500
      178,031.42                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5377739                              .2500
       73,498.35                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5377780                              .2500
       37,822.50                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5377833                              .2500
       64,918.91                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5377842                              .2500
       84,827.76                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5377890                              .2500
       22,575.23                          .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      5378256                              .2500
      252,966.78                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5379307                              .2500
      345,743.22                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5380147                              .2500
      435,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5380982                              .2500
      167,892.87                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      5384910                              .2500
      119,411.32                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5384924                              .2500
       79,771.66                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5385080                              .2500
       51,964.21                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5385499                              .2500
      251,803.42                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5386592                              .2500
       99,921.99                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5387407                              .2500
      307,765.64                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5391148                              .2500
       82,938.40                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5394567                              .2500
      229,342.06                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5395025                              .2500
      159,881.26                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5395581                              .2500
      173,542.06                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5395633                              .2500
      407,689.55                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5395657                              .2500
      196,242.95                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5395775                              .2500
      194,266.22                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5396340                              .2500
       83,129.10                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5398410                              .2500
      452,663.81                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5398756                              .2500
      163,078.88                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5398763                              .2500
      167,878.41                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5399621                              .2500
      207,845.63                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5400728                              .2500
      366,920.59                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5401849                              .2500
      179,872.96                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5403231                              .2500
       68,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5403259                              .2500
      249,814.46                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5403588                              .2500
      528,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5403629                              .2500
      152,880.65                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      5403783                              .2500
      263,804.07                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5404153                              .2500
      200,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5404175                              .2500
      315,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5404625                              .2500
      340,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5404626                              .2500
      479,616.16                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5405704                              .2500
      384,692.12                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5405758                              .2500
      203,519.69                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5407391                              .2500
       90,840.54                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      5407398                              .2500
      129,903.52                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5407413                              .2500
       38,228.56                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5407421                              .2500
      197,853.06                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5407424                              .2500
       76,250.08                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5407426                              .2500
       90,685.95                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5407427                              .2500
      132,408.81                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5407433                              .2500
      399,703.14                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5407445                              .2500
       56,214.13                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      5407456                              .2500
       77,937.63                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5407459                              .2500
       93,440.38                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5407461                              .2500
       99,681.35                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5407488                              .2500
       91,939.82                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5407494                              .2500
      332,287.98                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5409050                              .2500
      295,774.77                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5409191                              .2500
      474,673.11                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5409227                              .2500
      387,712.05                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5409552                              .2500
       83,642.40                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5409799                              .2500
      197,705.12                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5410432                              .2500
      220,847.91                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5410786                              .2500
      249,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5410840                              .2500
      572,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5412463                              .2500
       98,776.82                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5412525                              .2500
       93,068.01                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5412527                              .2500
      327,547.06                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5412530                              .2500
      274,590.52                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5412537                              .2500
      201,314.50                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5412545                              .2500
      238,186.91                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5412550                              .2500
      293,233.73                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5412552                              .2500
      162,991.14                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5412558                              .2500
      256,196.02                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5412961                              .2500
       62,900.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5414615                              .2500
      131,200.09                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5415455                              .2500
       36,428.48                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5415470                              .2500
       49,962.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5415473                              .2500
      175,016.26                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5417192                              .2500
       83,946.44                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5417843                              .2500
       34,978.80                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5419909                              .2500
      105,923.28                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5420316                              .2500
      192,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5420461                              .2500
      104,936.39                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      5420581                              .2500
      104,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5422717                              .2500
       89,928.03                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5423837                              .2500
       89,931.51                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5425940                              .2500
      274,785.48                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5427994                              .2500
      263,813.67                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5428068                              .2500
       80,945.65                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5428084                              .2500
       80,764.90                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5428088                              .2500
       49,968.92                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      5428200                              .2500
      260,320.72                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5428205                              .2500
      163,887.14                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5428219                              .2500
      144,895.05                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5428691                              .2500
      107,468.16                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5432169                              .2500
      126,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5432514                              .2500
      314,799.14                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5433855                              .2500
      330,980.15                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5435724                              .2500
      500,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5436996                              .2500
      204,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5437784                              .2500
      306,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5437900                              .2500
       59,211.24                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5438116                              .2500
      359,758.45                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5439072                              .2500
       33,579.65                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5439099                              .2500
       47,969.39                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5439151                              .2500
       68,452.86                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5439152                              .2500
       99,932.91                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5439156                              .2500
       57,564.20                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5439165                              .2500
      379,551.56                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5439167                              .2500
       69,951.83                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5439177                              .2500
       80,945.65                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5439184                              .2500
       69,951.83                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5439188                              .2500
      147,895.54                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5439254                              .2500
      144,892.39                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5439257                              .2500
      126,662.77                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5439259                              .2500
      113,415.77                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5439263                              .2500
      148,789.50                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5439264                              .2500
      363,843.02                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5439269                              .2500
      243,619.07                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5439276                              .2500
      159,887.07                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5439278                              .2500
      265,802.59                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5439279                              .2500
      251,822.14                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5439692                              .2500
      224,841.19                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5440207                              .2500
      402,915.43                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5441149                              .2500
      474,638.56                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5441317                              .2500
      304,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5441364                              .2500
      200,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5441518                              .2500
      292,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5443768                              .2500
      229,350.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5443938                              .2500
       62,900.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5446423                              .2500
      498,074.17                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5446890                              .2500
      138,804.41                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5447987                              .2500
      348,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5448328                              .2500
      174,200.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5449885                              .2500
       86,250.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5450549                              .2500
       93,930.24                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5450572                              .2500
       55,766.20                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5450907                              .2500
      101,650.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5454353                              .2500
      373,819.22                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      5454694                              .2500
      164,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5459428                              .2500
      427,690.22                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5459470                              .2500
       79,950.27                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5459477                              .2500
      143,887.67                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5459489                              .2500
      142,888.45                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5459512                              .2500
       58,464.56                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5459940                              .2500
      250,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5461160                              .2500
      315,776.97                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5461163                              .2500
      136,905.71                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5461174                              .2500
      153,506.95                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5461405                              .2500
      118,750.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5461568                              .2500
       81,400.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5461655                              .2500
      240,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5461796                              .2500
      180,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5461845                              .2500
      102,324.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5461891                              .2500
      131,808.31                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5461936                              .2500
       85,378.91                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5461967                              .2500
      313,255.44                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5461975                              .2500
       72,762.23                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5462041                              .2500
       99,355.52                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5462068                              .2500
      115,046.81                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5462083                              .2500
       63,960.22                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5462090                              .2500
      189,462.77                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5462193                              .2500
      176,800.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      5462256                              .2500
       43,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5462291                              .2500
      160,392.31                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5462419                              .2500
      203,400.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5464363                              .2500
      150,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5465075                              .2500
      400,949.71                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5465429                              .2500
      562,224.07                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5465733                              .2500
      148,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5465782                              .2500
      356,222.68                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5465798                              .2500
      438,579.98                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5466241                              .2500
      414,722.10                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5466785                              .2500
      344,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5466952                              .2500
      191,250.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5467634                              .2500
      265,297.97                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5468097                              .2500
      364,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5468358                              .2500
      246,150.79                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5468479                              .2500
       70,165.03                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      5468483                              .2500
       91,682.79                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5468487                              .2500
      108,625.46                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5468489                              .2500
      111,505.81                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5468490                              .2500
      111,581.64                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5468491                              .2500
      113,842.58                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5468492                              .2500
      128,817.32                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5468493                              .2500
      151,533.07                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5468499                              .2500
      187,613.90                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5468590                              .2500
      448,991.81                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5468607                              .2500
      498,934.44                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5468624                              .2500
      583,151.94                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5468701                              .2500
      505,624.47                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5469140                              .2500
      213,852.73                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5469226                              .2500
      112,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5469796                              .2500
       72,754.75                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5471396                              .2500
      172,833.93                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5471435                              .2500
      378,832.68                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5471674                              .2500
      366,547.14                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5471810                              .2500
      562,823.84                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5471939                              .2500
      215,319.87                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5472361                              .2500
      185,250.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5472485                              .2500
      273,942.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5472677                              .2500
      218,099.81                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5472983                              .2500
      179,000.99                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5473140                              .2500
      104,854.99                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5473141                              .2500
       99,471.24                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5473143                              .2500
       89,881.85                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5473146                              .2500
      118,601.86                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5473149                              .2500
      101,859.15                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5473155                              .2500
      199,709.56                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5473159                              .2500
      171,900.01                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5473163                              .2500
      107,932.87                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      5473221                              .2500
      354,907.97                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5473854                              .2500
      321,509.32                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5474116                              .2500
      275,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5475425                              .2500
      452,306.94                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5476506                              .2500
      478,240.74                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5477041                              .2500
      181,592.26                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5477046                              .2500
      430,982.88                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5477050                              .2500
      134,098.91                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5477062                              .2500
      199,723.82                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5478216                              .2500
      236,700.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5478482                              .2500
      110,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5478634                              .2500
      289,235.82                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5479202                              .2500
      228,650.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5480256                              .2500
      284,900.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5481898                              .2500
      133,450.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5483344                              .2500
       86,337.47                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5483346                              .2500
      244,127.57                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5483364                              .2500
      179,856.06                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5483366                              .2500
       67,300.02                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5483376                              .2500
      199,647.82                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5483401                              .2500
      123,903.27                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5483444                              .2500
      258,562.72                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5483453                              .2500
       59,961.74                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5483472                              .2500
       42,275.02                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450
1



      5483484                              .2500
      120,703.40                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5483536                              .2500
       81,449.34                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5483544                              .2500
       71,950.45                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5483550                              .2500
       99,931.18                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5483576                              .2500
      131,899.56                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5485212                              .2500
      458,183.98                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5486923                              .2500
      278,745.40                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5489073                              .2500
      380,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5490293                              .2500
      178,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5490636                              .2500
      242,315.47                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5490638                              .2500
      335,744.33                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5490647                              .2500
      183,670.27                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5490648                              .2500
      239,508.32                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5492554                              .2500
      227,381.12                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5494354                              .2500
       45,422.47                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5494414                              .2500
       49,960.02                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      5494426                              .2500
       83,945.05                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5494432                              .2500
      256,200.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5494658                              .2500
      135,904.01                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5494661                              .2500
      134,904.71                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5494664                              .2500
       84,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5494665                              .2500
      129,900.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5494753                              .2500
      455,823.63                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5494965                              .2500
      239,262.76                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5494988                              .2500
      390,413.88                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5495151                              .2500
      340,100.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5495157                              .2500
      359,605.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5496399                              .2500
      184,287.44                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5496543                              .2500
       69,552.10                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5498369                              .2500
      327,565.31                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5498592                              .2500
      400,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5499509                              .2500
      466,241.56                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5499876                              .2500
      275,036.90                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5500693                              .2500
      449,713.05                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5501167                              .2500
      230,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5503075                              .2500
      283,250.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5503448                              .2500
      372,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5505944                              .2500
      188,631.65                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      5506223                              .2500
      343,813.20                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5506473                              .2500
      161,388.85                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5506478                              .2500
      129,301.54                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5506483                              .2500
      328,773.58                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5506490                              .2500
       76,900.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5506529                              .2500
      320,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5506535                              .2500
      274,585.63                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5506549                              .2500
      116,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5506553                              .2500
      236,500.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5506554                              .2500
      283,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5507338                              .2500
       43,900.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5508012                              .2500
      198,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5508421                              .2500
      238,379.02                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      5508834                              .2500
      240,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5510721                              .2500
      203,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5512919                              .2500
      266,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5513181                              .2500
      312,300.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5516187                              .2500
      300,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5516952                              .2500
       54,964.93                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5516956                              .2500
      280,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5516959                              .2500
       60,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5516960                              .2500
      155,895.33                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5516964                              .2500
      109,250.00                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5516966                              .2500
       49,050.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5516972                              .2500
      220,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5516976                              .2500
      211,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      5516985                              .2500
      121,764.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5517012                              .2500
      224,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5517024                              .2500
      360,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5517028                              .2500
      182,400.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5517056                              .2500
      126,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5517061                              .2500
       81,700.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5517063                              .2500
      132,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5517621                              .2500
       91,936.69                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5523837                              .2500
      183,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5523844                              .2500
      496,012.85                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5523857                              .2500
       38,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5523858                              .2500
      117,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5523860                              .2500
       67,857.80                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5523863                              .2500
       85,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5523864                              .2500
      407,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5523874                              .2500
      331,640.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5523881                              .2500
      275,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5523882                              .2500
      239,200.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5523890                              .2500
      134,909.42                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5523893                              .2500
      116,250.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5523904                              .2500
      120,564.85                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5523912                              .2500
      392,300.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5523915                              .2500
      160,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5523921                              .2500
      114,664.84                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5523922                              .2500
      223,200.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5523930                              .2500
       86,100.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5523934                              .2500
      193,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5528221                              .2500
      129,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5528617                              .2500
      349,746.68                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5528856                              .2500
      432,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5530596                              .2500
      114,732.41                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5530609                              .2500
      202,856.72                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5530610                              .2500
       90,214.77                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5530613                              .2500
      215,484.35                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5530615                              .2500
       63,404.61                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5530616                              .2500
      148,260.86                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5530617                              .2500
      264,317.06                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5530619                              .2500
      164,625.88                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5530620                              .2500
      121,440.36                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5530689                              .2500
      340,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      5534175                              .2500
      207,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5534179                              .2500
      205,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5534184                              .2500
       99,918.03                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5534188                              .2500
      142,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5534192                              .2500
       93,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5534199                              .2500
      497,700.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5534204                              .2500
       91,938.27                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5534206                              .2500
      133,600.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      5534211                              .2500
      112,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5534213                              .2500
      248,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5534228                              .2500
      143,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5534232                              .2500
      165,200.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5534233                              .2500
      200,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5534237                              .2500
       86,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5534241                              .2500
      377,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5534244                              .2500
      500,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5534258                              .2500
      424,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5534265                              .2500
      180,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5534267                              .2500
      136,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5534272                              .2500
      114,920.86                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5534278                              .2500
      118,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5534279                              .2500
      187,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5534281                              .2500
      172,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5534294                              .2500
       86,450.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5534298                              .2500
      145,200.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5534628                              .2500
      135,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5534940                              .2500
      512,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5535061                              .2500
      110,915.54                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5535064                              .2500
      296,779.58                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5535069                              .2500
      105,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5535072                              .2500
      108,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5535073                              .2500
      110,000.00                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950
1



      5536147                              .2500
       53,168.60                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537562                              .2500
      424,301.22                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5537647                              .2500
      204,694.77                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5537648                              .2500
       52,703.35                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537649                              .2500
      228,292.20                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5537650                              .2500
      148,977.74                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5537652                              .2500
       62,927.23                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5537653                              .2500
      217,741.78                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5537654                              .2500
      121,359.67                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5537655                              .2500
      114,641.48                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537656                              .2500
      130,353.14                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5537657                              .2500
      129,829.34                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5537658                              .2500
      102,778.05                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537660                              .2500
      243,387.07                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5537661                              .2500
       60,118.93                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5537662                              .2500
       60,118.93                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5537663                              .2500
      227,597.22                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537664                              .2500
      131,231.84                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5537665                              .2500
       99,858.37                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537666                              .2500
      143,379.89                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537667                              .2500
       84,863.80                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5537668                              .2500
      178,846.38                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537669                              .2500
       62,923.39                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537670                              .2500
      113,235.32                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5537671                              .2500
      123,120.95                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537672                              .2500
      101,056.68                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537673                              .2500
      126,720.28                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537674                              .2500
      155,767.72                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5537675                              .2500
      599,251.54                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5537676                              .2500
       80,685.55                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537677                              .2500
      141,094.79                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537678                              .2500
      364,278.87                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      5537679                              .2500
      149,835.51                          .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      5537680                              .2500
       61,369.99                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537682                              .2500
      238,669.96                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537683                              .2500
      180,637.31                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537686                              .2500
      130,353.14                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5537687                              .2500
      234,658.74                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537688                              .2500
       80,901.51                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537689                              .2500
      139,811.48                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5537690                              .2500
      174,739.43                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5537691                              .2500
       80,814.12                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537692                              .2500
      291,543.04                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5537693                              .2500
       82,280.32                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537694                              .2500
      205,808.12                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537696                              .2500
      199,723.82                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537697                              .2500
      184,287.44                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5537698                              .2500
      298,209.62                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      5537699                              .2500
       67,417.92                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537700                              .2500
      228,314.83                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5537701                              .2500
      220,224.94                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5537702                              .2500
      179,653.26                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5537704                              .2500
      307,644.29                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5537705                              .2500
       63,924.15                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537706                              .2500
      108,645.92                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537707                              .2500
      101,382.76                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700
1



      5537708                              .2500
      111,647.86                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5537709                              .2500
      111,849.20                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5537710                              .2500
      219,053.21                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5537711                              .2500
      147,729.09                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537712                              .2500
      136,629.35                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5537714                              .2500
       92,605.31                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5537715                              .2500
      148,490.75                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537716                              .2500
      103,523.97                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      5537718                              .2500
      113,861.37                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537719                              .2500
       80,906.46                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5537720                              .2500
       43,598.26                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537721                              .2500
      191,171.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537722                              .2500
       83,148.76                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537723                              .2500
      175,744.41                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537724                              .2500
      112,363.20                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537725                              .2500
       92,607.13                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5537726                              .2500
       56,215.92                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537727                              .2500
       44,774.00                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5537728                              .2500
       51,430.65                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5537729                              .2500
       62,413.69                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537730                              .2500
       62,413.69                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537731                              .2500
       62,413.69                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537732                              .2500
      178,277.33                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5537733                              .2500
       55,128.58                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      5537734                              .2500
       99,242.24                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537737                              .2500
       51,914.97                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5537738                              .2500
       87,379.16                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537739                              .2500
      166,170.21                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537740                              .2500
      209,310.55                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537741                              .2500
      221,181.83                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5537742                              .2500
       50,638.35                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537743                              .2500
      272,432.70                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5537744                              .2500
       80,908.83                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5537745                              .2500
       64,727.07                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5537746                              .2500
       71,918.96                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5537747                              .2500
      159,767.64                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537748                              .2500
       32,462.46                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5537749                              .2500
       83,895.20                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5537751                              .2500
      111,042.51                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537752                              .2500
       67,912.96                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      5537753                              .2500
       59,919.21                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5537755                              .2500
       67,392.70                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537756                              .2500
       52,342.53                          .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      5537757                              .2500
      267,620.46                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537758                              .2500
      351,289.14                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537759                              .2500
      115,739.94                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537760                              .2500
       27,866.07                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537762                              .2500
      115,316.86                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      5537763                              .2500
       85,878.20                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537764                              .2500
      329,520.80                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537766                              .2500
      119,255.08                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537767                              .2500
       99,811.55                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5537768                              .2500
      109,340.98                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537770                              .2500
      134,240.73                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537771                              .2500
      156,566.53                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5537772                              .2500
       49,939.20                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      5537774                              .2500
      151,784.74                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537775                              .2500
      295,601.46                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5537776                              .2500
      211,536.76                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537777                              .2500
      105,800.28                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5537778                              .2500
      299,585.73                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537779                              .2500
      599,171.45                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537780                              .2500
      327,213.56                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5537781                              .2500
       98,885.68                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700
1



      5537782                              .2500
      120,464.28                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5537783                              .2500
       54,795.36                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5537784                              .2500
      142,231.26                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537785                              .2500
      190,950.72                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5537786                              .2500
      387,464.21                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537787                              .2500
      369,462.70                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537788                              .2500
      333,333.67                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5537789                              .2500
      270,316.65                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5537790                              .2500
       86,289.44                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5537791                              .2500
      223,734.55                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537792                              .2500
      117,752.91                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5537793                              .2500
      397,016.68                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537794                              .2500
      320,556.73                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537796                              .2500
       81,889.59                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5537797                              .2500
      215,744.02                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537798                              .2500
      258,633.22                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5537799                              .2500
      148,544.59                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5537800                              .2500
      299,616.08                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5537804                              .2500
      296,224.82                          .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      5537805                              .2500
      299,644.49                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5537806                              .2500
      315,529.49                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5537807                              .2500
      283,029.18                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5537808                              .2500
       97,478.25                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5537809                              .2500
      169,183.21                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      5537810                              .2500
       55,535.78                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5537811                              .2500
       66,423.20                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5537812                              .2500
      134,236.58                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5537813                              .2500
      103,740.57                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537814                              .2500
      244,470.39                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5537815                              .2500
      324,573.36                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5537816                              .2500
      134,266.16                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5537817                              .2500
      100,683.60                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700
1



      5537898                              .2500
      302,114.38                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537900                              .2500
      384,721.34                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5537901                              .2500
      338,456.19                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5537902                              .2500
      220,835.98                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5537903                              .2500
      406,075.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5537904                              .2500
      340,259.67                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537906                              .2500
      423,352.75                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5537907                              .2500
      224,824.48                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      5537908                              .2500
      464,646.17                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5537909                              .2500
      467,643.89                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5537910                              .2500
      287,780.85                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5537911                              .2500
      316,752.71                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5537912                              .2500
      331,721.07                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5537913                              .2500
      351,732.15                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5537914                              .2500
      310,780.49                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5537920                              .2500
      334,951.23                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5537921                              .2500
      217,330.33                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5537923                              .2500
      294,781.07                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5537925                              .2500
      563,310.22                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5538416                              .2500
      328,879.77                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5539293                              .2500
      166,370.12                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5539730                              .2500
      149,894.13                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5540495                              .2500
      327,750.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5540498                              .2500
      299,564.34                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5543360                              .2500
      197,100.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5543734                              .2500
       76,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5543735                              .2500
      427,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5543737                              .2500
      118,800.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5543740                              .2500
      184,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5543745                              .2500
       74,700.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5543748                              .2500
      170,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5543750                              .2500
      152,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      5543756                              .2500
      114,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5543761                              .2500
      170,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5543764                              .2500
      112,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5543766                              .2500
      207,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5543767                              .2500
      202,500.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5543768                              .2500
       89,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5543770                              .2500
      152,750.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5543771                              .2500
      492,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5543780                              .2500
      350,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5543787                              .2500
      352,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5543790                              .2500
      261,200.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5543795                              .2500
      258,250.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5543805                              .2500
      250,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5544195                              .2500
      304,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5544196                              .2500
      108,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5544197                              .2500
      189,700.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5544200                              .2500
      477,200.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5544306                              .2500
      179,866.41                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5546200                              .2500
      190,654.81                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5546207                              .2500
       89,500.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5546452                              .2500
      121,495.30                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      5553164                              .2500
      122,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5554142                              .2500
      291,793.90                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5555661                              .2500
      100,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      5555662                              .2500
      200,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5555663                              .2500
       73,750.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5555667                              .2500
      181,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5555669                              .2500
      312,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5555670                              .2500
      179,600.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5555671                              .2500
      225,000.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5555674                              .2500
      136,650.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5555677                              .2500
       93,100.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      5555678                              .2500
      214,200.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5555679                              .2500
       53,900.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5555688                              .2500
      260,700.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5555689                              .2500
      290,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5555690                              .2500
      252,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5555699                              .2500
      186,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5555703                              .2500
       55,000.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5555709                              .2500
      147,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5555712                              .2500
      206,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5555713                              .2500
      101,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5555714                              .2500
       58,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5555715                              .2500
      188,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5555718                              .2500
      194,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5555719                              .2500
      385,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5555720                              .2500
       95,950.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5555734                              .2500
       87,550.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5555740                              .2500
      174,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5555747                              .2500
      119,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5555753                              .2500
      198,400.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5555754                              .2500
      129,150.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5555758                              .2500
      266,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5555866                              .2500
      359,726.07                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5560989                              .2500
      327,511.62                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5561263                              .2500
      399,710.50                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5562078                              .2500
      599,520.19                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5563933                              .2500
      328,256.21                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5563988                              .2500
      391,694.20                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5567742                              .2500
      148,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5567744                              .2500
      230,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5567745                              .2500
      140,000.00                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5567757                              .2500
       81,900.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5567761                              .2500
      168,750.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5567763                              .2500
      120,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5567764                              .2500
      500,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5567767                              .2500
      312,300.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5567770                              .2500
      185,200.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5567771                              .2500
      328,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5567775                              .2500
      100,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5567776                              .2500
      193,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5567777                              .2500
      139,200.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5568148                              .2500
       94,350.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5568175                              .2500
      272,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5570322                              .2500
      649,480.21                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5570531                              .2500
      115,920.17                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5570550                              .2500
      337,986.13                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5570913                              .2500
      479,543.85                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5570933                              .2500
       99,939.41                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5572042                              .2500
      278,792.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5572073                              .2500
      337,742.81                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5572274                              .2500
      282,651.65                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5573071                              .2500
      319,737.70                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5573707                              .2500
       82,550.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5574175                              .2500
      219,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5574442                              .2500
      462,600.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5574443                              .2500
      114,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5574458                              .2500
      205,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5574459                              .2500
      140,904.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5574462                              .2500
       70,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5574463                              .2500
      400,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5574470                              .2500
      240,350.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5574472                              .2500
      340,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5574479                              .2500
      141,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5574486                              .2500
      354,600.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5574487                              .2500
      133,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5574488                              .2500
      155,250.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5574491                              .2500
      293,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5574492                              .2500
      100,800.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5574493                              .2500
      210,600.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5574497                              .2500
       55,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5574502                              .2500
      240,300.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5574504                              .2500
      275,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5574507                              .2500
      150,760.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5574512                              .2500
      112,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5574516                              .2500
       49,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5574517                              .2500
      374,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5574520                              .2500
      129,750.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5574525                              .2500
       58,400.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5574527                              .2500
      142,300.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5579987                              .2500
      600,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5583006                              .2500
      319,630.44                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700
1



      5583551                              .2500
      974,294.32                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5588131                              .2500
      180,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5588139                              .2500
      246,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5588146                              .2500
       82,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5588147                              .2500
      185,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5588158                              .2500
      204,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5588166                              .2500
      110,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5588174                              .2500
      126,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5588185                              .2500
      142,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5588186                              .2500
      146,950.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5588194                              .2500
      109,600.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5588201                              .2500
      374,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5588202                              .2500
      103,250.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5588203                              .2500
      199,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5588206                              .2500
      190,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5588207                              .2500
      115,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5588211                              .2500
      124,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5588213                              .2500
      274,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5588215                              .2500
      136,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5588216                              .2500
      132,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5588220                              .2500
      213,350.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5588223                              .2500
      175,950.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5588229                              .2500
       53,600.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5588235                              .2500
       60,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5588238                              .2500
      174,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5588603                              .2500
      114,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5588611                              .2500
      590,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5588616                              .2500
      292,900.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5591049                              .2500
       84,791.81                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5591050                              .2500
      317,282.96                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5591051                              .2500
      159,743.34                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5591052                              .2500
      159,673.57                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5591054                              .2500
      156,636.55                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5591055                              .2500
      179,731.99                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5591056                              .2500
      248,148.10                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5591057                              .2500
      102,935.98                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5591059                              .2500
      174,873.34                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5591060                              .2500
       87,865.46                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5591062                              .2500
      239,850.83                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5591063                              .2500
      124,907.23                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5591064                              .2500
      199,750.52                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5591065                              .2500
       99,843.51                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5591066                              .2500
      111,054.02                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5591067                              .2500
      138,614.27                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5591068                              .2500
       85,345.54                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5591069                              .2500
      338,148.86                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5591070                              .2500
      109,731.75                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5591071                              .2500
      109,731.75                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      5591072                              .2500
       99,927.63                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5591073                              .2500
      120,114.65                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5591074                              .2500
      129,361.87                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5591075                              .2500
      249,598.97                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5591076                              .2500
      171,730.85                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5591077                              .2500
      314,714.08                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5591079                              .2500
      299,822.88                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5591080                              .2500
      107,997.76                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5592414                              .2500
      299,798.71                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5592688                              .2500
      359,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5594808                              .2500
       74,911.10                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5594809                              .2500
      351,549.54                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5594811                              .2500
      226,659.03                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5594812                              .2500
      245,331.04                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594813                              .2500
       52,126.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594814                              .2500
      116,762.93                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      5594816                              .2500
      387,490.66                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5594821                              .2500
      203,726.50                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594824                              .2500
      115,336.43                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5594825                              .2500
      144,453.01                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594827                              .2500
      274,610.55                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5594830                              .2500
      629,608.42                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5594831                              .2500
      259,525.08                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594832                              .2500
      267,837.64                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      5594833                              .2500
      153,537.67                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594834                              .2500
      214,370.05                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594835                              .2500
      214,370.05                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594836                              .2500
      178,641.71                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594837                              .2500
      180,580.16                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594839                              .2500
       62,825.46                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5594842                              .2500
      255,810.01                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5594845                              .2500
      119,908.68                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5594847                              .2500
      345,568.52                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594848                              .2500
      296,785.04                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5594849                              .2500
      224,532.40                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594857                              .2500
      154,312.12                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594859                              .2500
      264,225.28                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5594860                              .2500
      115,839.82                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594864                              .2500
       67,459.10                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594865                              .2500
      281,011.32                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5594866                              .2500
      386,691.72                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5594867                              .2500
      329,694.95                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5594871                              .2500
      399,724.72                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594875                              .2500
       66,559.65                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594877                              .2500
      276,064.64                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594878                              .2500
      354,068.79                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5594879                              .2500
      168,273.11                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594880                              .2500
      292,813.16                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      5594881                              .2500
      386,953.09                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5594883                              .2500
       29,682.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594885                              .2500
      319,523.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5594888                              .2500
      104,985.70                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5594891                              .2500
      299,827.39                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5594893                              .2500
       91,089.11                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594905                              .2500
      507,849.25                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5594907                              .2500
      236,373.13                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5594910                              .2500
       67,459.10                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594911                              .2500
       44,843.97                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5594913                              .2500
      105,796.14                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5594914                              .2500
      147,160.69                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594915                              .2500
      139,257.43                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594916                              .2500
      271,603.27                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5594917                              .2500
      112,315.35                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5594918                              .2500
      131,359.53                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5594921                              .2500
      241,621.28                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5594922                              .2500
      606,517.04                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5594923                              .2500
      166,393.83                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5594924                              .2500
       42,275.02                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5594925                              .2500
      119,438.95                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594926                              .2500
      201,699.22                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5594927                              .2500
      168,181.22                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5594928                              .2500
      316,414.80                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      5594929                              .2500
      235,440.03                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5594932                              .2500
      124,048.97                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594933                              .2500
       60,460.42                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5594935                              .2500
       70,100.56                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5594937                              .2500
      197,719.60                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5594938                              .2500
      372,497.77                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594941                              .2500
      399,744.93                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5594943                              .2500
      390,031.39                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5594945                              .2500
       62,861.89                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594947                              .2500
      236,312.32                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594949                              .2500
       63,462.51                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5594950                              .2500
      132,906.13                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5594951                              .2500
      259,542.67                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594952                              .2500
      314,809.17                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594953                              .2500
      140,303.38                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594956                              .2500
      235,829.18                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5594958                              .2500
      305,789.41                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594959                              .2500
      176,278.60                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594962                              .2500
      151,108.40                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5594963                              .2500
      116,861.34                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5594968                              .2500
      116,761.46                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5594969                              .2500
      399,404.42                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5594970                              .2500
       84,537.21                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5594971                              .2500
      116,761.46                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450
1



      5594973                              .2500
      187,746.86                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594976                              .2500
      319,514.19                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5594977                              .2500
      414,441.24                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594978                              .2500
      474,673.11                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594980                              .2500
      202,829.35                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5594981                              .2500
      188,758.15                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5594982                              .2500
      262,290.08                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5594987                              .2500
      291,575.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5594989                              .2500
      134,681.78                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5594992                              .2500
      146,722.34                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5594994                              .2500
      344,762.57                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594995                              .2500
      316,434.13                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      5594996                              .2500
      399,461.43                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5594997                              .2500
      310,446.98                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5594998                              .2500
      382,034.92                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5595000                              .2500
      437,720.70                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      5595004                              .2500
      278,830.98                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5595005                              .2500
      191,011.43                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5595007                              .2500
      135,726.09                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5595012                              .2500
      311,201.23                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5595013                              .2500
      130,420.94                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5595014                              .2500
      199,756.82                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5595015                              .2500
      289,210.08                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5595177                              .2500
      211,207.92                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5595178                              .2500
      143,829.35                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5595179                              .2500
      136,790.91                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      5595184                              .2500
      149,798.03                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5595187                              .2500
      978,808.43                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5599643                              .2500
      275,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5600285                              .2500
      118,750.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5600289                              .2500
      263,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5600292                              .2500
       85,600.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5600300                              .2500
      345,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5600301                              .2500
       99,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5600306                              .2500
      312,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5600318                              .2500
       27,850.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5600319                              .2500
      120,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5600322                              .2500
      107,500.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5600327                              .2500
       99,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5600328                              .2500
      155,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      5600329                              .2500
      112,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5600331                              .2500
       80,750.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5600332                              .2500
      456,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5600337                              .2500
      134,400.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5600338                              .2500
      370,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5600348                              .2500
      108,800.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5600352                              .2500
      260,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5600353                              .2500
      116,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      5600354                              .2500
      243,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5600357                              .2500
      381,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5600358                              .2500
      122,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5600362                              .2500
      428,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5600369                              .2500
      112,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5600371                              .2500
      315,400.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5600380                              .2500
      144,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5600381                              .2500
      112,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      5600382                              .2500
      173,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5600383                              .2500
      112,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5600940                              .2500
      162,887.83                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5601003                              .2500
      374,383.45                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5601019                              .2500
      180,372.61                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5601021                              .2500
      156,639.36                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5601026                              .2500
      121,414.25                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5601044                              .2500
      374,957.17                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5601060                              .2500
      428,055.22                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5601077                              .2500
       84,838.55                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5602408                              .2500
      329,789.57                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5606100                              .2500
      275,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5608636                              .2500
      296,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5614797                              .2500
      275,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5614799                              .2500
      230,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5614800                              .2500
      155,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5614801                              .2500
      128,250.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5614803                              .2500
      180,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5614807                              .2500
      214,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5614808                              .2500
      125,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5614817                              .2500
       96,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5614831                              .2500
      180,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5614834                              .2500
      130,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5614836                              .2500
      108,750.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      5614842                              .2500
      180,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5614843                              .2500
      182,450.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5614844                              .2500
      337,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5614845                              .2500
      600,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5614847                              .2500
      288,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5614853                              .2500
      372,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5614855                              .2500
       82,400.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5614856                              .2500
      520,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      5614869                              .2500
      208,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5614870                              .2500
      122,050.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5614879                              .2500
      108,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5614881                              .2500
      144,450.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5614884                              .2500
      300,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5614887                              .2500
       40,950.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5614889                              .2500
       54,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5614894                              .2500
      300,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5614895                              .2500
      424,800.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5614903                              .2500
      142,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5614911                              .2500
      161,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5614923                              .2500
      232,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5614928                              .2500
      220,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5614934                              .2500
       95,300.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5614938                              .2500
      155,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5614940                              .2500
      340,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5614943                              .2500
      288,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5614945                              .2500
      351,200.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5614953                              .2500
      330,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5614972                              .2500
      399,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5614973                              .2500
      229,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5614980                              .2500
      408,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5614983                              .2500
      263,999.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5614997                              .2500
      108,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      5614998                              .2500
      370,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5614999                              .2500
      110,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5615001                              .2500
      230,400.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5615002                              .2500
      100,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5615011                              .2500
      600,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5615013                              .2500
       81,900.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5615014                              .2500
      358,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5615017                              .2500
       78,200.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5615021                              .2500
      126,400.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5615026                              .2500
      175,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5615027                              .2500
      112,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5615029                              .2500
      124,500.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5615030                              .2500
      108,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5615032                              .2500
      180,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5615039                              .2500
      243,000.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5615042                              .2500
      188,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5615048                              .2500
       64,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5615053                              .2500
      116,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5615056                              .2500
      283,050.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5615058                              .2500
      413,100.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5615061                              .2500
      297,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5615069                              .2500
      245,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5615165                              .2500
      307,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5621969                              .2500
      569,909.08                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5622245                              .2500
      466,653.42                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5622453                              .2500
      542,979.96                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5622486                              .2500
      285,900.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5623314                              .2500
      434,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5626059                              .2500
       50,400.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5626060                              .2500
      344,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5626061                              .2500
       35,977.04                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5626062                              .2500
      204,250.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5626069                              .2500
       78,750.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5626070                              .2500
      161,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5626073                              .2500
      491,800.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5626081                              .2500
       87,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5626085                              .2500
      118,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5626088                              .2500
      164,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5626089                              .2500
      220,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5626092                              .2500
       67,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      5626095                              .2500
      188,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5626096                              .2500
       96,532.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5626103                              .2500
      310,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5626106                              .2500
       85,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5626113                              .2500
      170,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5626116                              .2500
      330,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5626117                              .2500
      210,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5626122                              .2500
      101,150.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5626123                              .2500
      399,999.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5626125                              .2500
      235,350.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5626126                              .2500
      388,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5626129                              .2500
      155,700.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5626130                              .2500
       50,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5626138                              .2500
      156,600.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5626143                              .2500
      121,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5626144                              .2500
      130,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5626145                              .2500
      476,250.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5626151                              .2500
      144,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5626153                              .2500
       48,480.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5626161                              .2500
      100,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5626162                              .2500
      300,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5626169                              .2500
      104,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5626173                              .2500
       80,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5626179                              .2500
      208,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      5626182                              .2500
      360,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5626183                              .2500
       65,250.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5626185                              .2500
      100,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5626186                              .2500
      498,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5626189                              .2500
      132,525.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5626191                              .2500
      256,000.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5626194                              .2500
       58,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5626198                              .2500
      335,750.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5626199                              .2500
      190,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5626202                              .2500
       89,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5626206                              .2500
      132,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5626208                              .2500
      131,250.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5626212                              .2500
      102,800.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5626216                              .2500
      380,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5626218                              .2500
      127,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5626224                              .2500
      225,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      5626225                              .2500
      100,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5626323                              .2500
       85,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5627182                              .2507
      324,781.94                          .0800
            8.0000                         .0000
            7.7493                         .0000
            7.6693                         .0000
            6.7500                         .9193

      5627186                              .2507
      279,271.91                          .0800
            8.2500                         .0000
            7.9993                         .0000
            7.9193                         .0000
            6.7500                        1.1693

      5627187                              .2507
      239,846.96                          .0800
            8.2500                         .0000
            7.9993                         .0000
            7.9193                         .0000
            6.7500                        1.1693

      5627188                              .2507
      349,746.68                          .0800
            7.6250                         .0000
            7.3743                         .0000
            7.2943                         .0000
            6.7500                         .5443

      5627190                              .2507
      124,913.97                          .0800
            7.8750                         .0000
            7.6243                         .0000
            7.5443                         .0000
            6.7500                         .7943

      5627191                              .2507
      199,679.17                          .0800
            7.1250                         .0000
            6.8743                         .0000
            6.7943                         .0000
            6.7500                         .0443
1



      5627192                              .2507
      162,890.63                          .0800
            8.0000                         .0000
            7.7493                         .0000
            7.6693                         .0000
            6.7500                         .9193

      5627194                              .2507
      105,930.66                          .0800
            8.1250                         .0000
            7.8743                         .0000
            7.7943                         .0000
            6.7500                        1.0443

      5627195                              .2507
      249,800.08                          .0800
            7.1250                         .0000
            6.8743                         .0000
            6.7943                         .0000
            6.7500                         .0443

      5627196                              .2507
      271,793.03                          .0800
            7.3750                         .0000
            7.1243                         .0000
            7.0443                         .0000
            6.7500                         .2943

      5627197                              .2507
      419,672.36                          .0800
            7.2500                         .0000
            6.9993                         .0000
            6.9193                         .0000
            6.7500                         .1693

      5627198                              .2507
      363,458.03                          .0800
            7.5000                         .0000
            7.2493                         .0000
            7.1693                         .0000
            6.7500                         .4193

      5627199                              .2507
      161,901.86                          .0800
            8.5000                         .0000
            8.2493                         .0000
            8.1693                         .0000
            6.7500                        1.4193

      5627200                              .2507
      364,767.25                          .0800
            8.2500                         .0000
            7.9993                         .0000
            7.9193                         .0000
            6.7500                        1.1693
1



      5627204                              .2507
      249,104.27                          .0800
            7.7500                         .0000
            7.4993                         .0000
            7.4193                         .0000
            6.7500                         .6693

      5627205                              .2507
      381,743.69                          .0800
            8.0000                         .0000
            7.7493                         .0000
            7.6693                         .0000
            6.7500                         .9193

      5627208                              .2507
      128,458.35                          .0800
            8.3750                         .0000
            8.1243                         .0000
            8.0443                         .0000
            6.7500                        1.2943

      5627210                              .2507
      524,218.30                          .0800
            7.5000                         .0000
            7.2493                         .0000
            7.1693                         .0000
            6.7500                         .4193

      5627212                              .2507
      198,103.88                          .0800
            7.5000                         .0000
            7.2493                         .0000
            7.1693                         .0000
            6.7500                         .4193

      5627213                              .2507
      449,657.58                          .0800
            7.3750                         .0000
            7.1243                         .0000
            7.0443                         .0000
            6.7500                         .2943

      5627215                              .2507
      297,881.73                          .0800
            8.1250                         .0000
            7.8743                         .0000
            7.7943                         .0000
            6.7500                        1.0443

      5627216                              .2507
      352,907.85                          .0800
            8.2500                         .0000
            7.9993                         .0000
            7.9193                         .0000
            6.7500                        1.1693
1



      5627221                              .2507
      135,830.35                          .0800
            8.3750                         .0000
            8.1243                         .0000
            8.0443                         .0000
            6.7500                        1.2943

      5627222                              .2507
      549,526.46                          .0300
            6.7500                         .0000
            6.4993                         .0000
            6.4693                         .0000
            6.4693                         .0000

      5627224                              .2507
      423,185.71                          .0800
            7.5000                         .0000
            7.2493                         .0000
            7.1693                         .0000
            6.7500                         .4193

      5627227                              .2507
      169,999.57                          .0800
            8.6250                         .0000
            8.3743                         .0000
            8.2943                         .0000
            6.7500                        1.5443

      5627228                              .2507
      245,835.07                          .0800
            7.5000                         .0000
            7.2493                         .0000
            7.1693                         .0000
            6.7500                         .4193

      5627230                              .2507
      360,000.00                          .0800
            7.5000                         .0000
            7.2493                         .0000
            7.1693                         .0000
            6.7500                         .4193

      5627233                              .2507
      276,039.80                          .0800
            7.3750                         .0000
            7.1243                         .0000
            7.0443                         .0000
            6.7500                         .2943

      5627234                              .2507
      175,356.14                          .0300
            7.0000                         .0000
            6.7493                         .0000
            6.7193                         .0000
            6.7193                         .0000
1



      5627235                              .2507
      394,721.21                          .0800
            7.7500                         .0000
            7.4993                         .0000
            7.4193                         .0000
            6.7500                         .6693

      5627236                              .2507
      172,142.94                          .0800
            8.3750                         .0000
            8.1243                         .0000
            8.0443                         .0000
            6.7500                        1.2943

      5627237                              .2507
      350,726.19                          .0800
            7.2500                         .0000
            6.9993                         .0000
            6.9193                         .0000
            6.7500                         .1693

      5627240                              .2507
      240,342.68                          .0800
            8.1250                         .0000
            7.8743                         .0000
            7.7943                         .0000
            6.7500                        1.0443

      5627243                              .2507
      649,541.24                          .0800
            7.7500                         .0000
            7.4993                         .0000
            7.4193                         .0000
            6.7500                         .6693

      5628721                              .2500
      399,447.63                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5629982                              .2500
      309,571.91                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5634288                              .2500
      447,650.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      5639001                              .2500
      480,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5639672                              .2500
      525,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5639680                              .2500
       90,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5639690                              .2500
       68,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5639694                              .2500
      145,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5639698                              .2500
      174,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5639704                              .2500
      380,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5639707                              .2500
      180,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5639715                              .2500
      588,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5639722                              .2500
       32,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5639723                              .2500
      318,750.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5639727                              .2500
       75,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5639733                              .2500
      390,800.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5639734                              .2500
      158,400.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5639735                              .2500
      128,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5639740                              .2500
      102,400.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      5639746                              .2500
      149,925.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5639758                              .2500
      413,200.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5639760                              .2500
      312,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5639767                              .2500
      145,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5639768                              .2500
      157,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5639771                              .2500
       59,400.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5639774                              .2500
       85,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5639777                              .2500
      207,600.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5639779                              .2500
      127,500.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5652471                              .2500
      348,750.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5652479                              .2500
      342,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5652480                              .2500
      161,100.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5652482                              .2500
      142,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5652487                              .2500
      180,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5652488                              .2500
       87,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5652492                              .2500
      242,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      5652497                              .2500
      242,900.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5652518                              .2500
      453,750.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5652529                              .2500
      178,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5652536                              .2500
      129,600.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5652538                              .2500
      151,500.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5652539                              .2500
      275,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5652542                              .2500
      572,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5652543                              .2500
      124,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5652545                              .2500
      499,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5652550                              .2500
      124,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5652553                              .2500
      650,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5652554                              .2500
      139,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5652564                              .2500
      104,800.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5652565                              .2500
       81,900.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5652566                              .2500
      180,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5652571                              .2500
      320,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      5652573                              .2500
      144,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5652576                              .2500
      480,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5652578                              .2500
      444,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5652584                              .2500
      170,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5652587                              .2500
      187,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5653414                              .2500
      232,200.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5660004                              .2500
      419,664.13                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5660715                              .2500
      119,900.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5660722                              .2500
      118,750.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5660726                              .2500
      230,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5660743                              .2500
      227,200.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5660744                              .2500
      240,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5660745                              .2500
      160,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5665033                              .2500
      502,500.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      5665037                              .2500
      498,750.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5665040                              .2500
      256,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5665052                              .2500
       43,200.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5665076                              .2500
      282,190.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5665420                              .2500
      227,826.51                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5665422                              .2500
      359,787.46                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5665425                              .2500
      133,162.83                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5665428                              .2500
      274,790.74                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5665429                              .2500
      274,810.75                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5665431                              .2500
      265,107.98                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5665435                              .2500
      294,591.92                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5665438                              .2500
      382,262.25                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5673544                              .2500
      309,769.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5677686                              .2500
      171,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5677841                              .2500
      450,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5677902                              .2500
      465,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5678161                              .2500
      254,750.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5678186                              .2500
      515,100.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      5683217                              .2500
      504,100.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5683488                              .2500
      450,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5684188                              .2500
      330,654.43                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5687142                              .2500
      127,922.46                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5690228                              .2500
       79,951.53                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5690753                              .2500
      167,900.81                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5691397                              .2500
       96,939.70                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5691568                              .2500
      137,148.13                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      5692176                              .2500
      107,676.06                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5696568                              .2500
      355,755.33                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5704519                              .2500
      135,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5704536                              .2500
      375,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5704545                              .2500
       97,200.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5704670                              .2500
       79,200.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5704672                              .2500
      208,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5704696                              .2500
      234,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      5704700                              .2500
       67,500.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5704894                              .2500
      368,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5705034                              .2500
      256,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5705043                              .2500
      103,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5706140                              .2500
      650,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5724028                              .2500
      346,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5724035                              .2500
      212,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5724042                              .2500
      535,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5724075                              .2500
      310,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5724098                              .2500
      130,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      5724105                              .2500
      340,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5724109                              .2500
      225,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5724116                              .2500
      310,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5724132                              .2500
      600,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5724140                              .2500
      240,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5724146                              .2500
      275,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      5724149                              .2500
      120,650.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5724151                              .2500
      245,600.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5724155                              .2500
      254,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      5724160                              .2500
      152,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5736148                              .2500
      264,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5736178                              .2500
      336,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      5736214                              .2500
      229,500.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5736314                              .2500
      316,800.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      5736358                              .2500
      102,290.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5736370                              .2500
       28,800.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5858210                              .2500
      299,754.09                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5858232                              .2500
       43,946.49                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      5858236                              .2500
      116,923.46                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      5858238                              .2500
      174,091.72                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5858240                              .2500
       60,712.23                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      5858246                              .2500
       66,467.59                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

  TOTAL NUMBER OF LOANS:     1398
  TOTAL BALANCE........:        292,696,500.06


  RUN ON     : 10/22/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 13.43.20            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS14       FIXED SUMMARY REPORT      CUTOFF : 10/01/01
  POOL       : 0004549
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        7.7337            6.3750      9.0000
  RFC NET RATE                          7.4837            6.1250      8.7500
  NET MTG RATE(INVSTR RATE)             7.4056            6.0950      8.6700
  POST STRIP RATE                       6.7451            6.0950      6.7500
  SUB SERV FEE                           .2500             .2500       .2507
  MSTR SERV FEE                          .0780             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .6605             .0000      1.9200







  TOTAL NUMBER OF LOANS:  1398
  TOTAL BALANCE........:     292,696,500.06


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 10/22/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 13.43.20          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS14                                 CUTOFF : 10/01/01
  POOL       : 0004549
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    4043449          J95/J95             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       7.500          4,544.90         65
                                       7.250          4,544.90
    NAGS HEAD        NC   27959          2            09/13/01         00
    18342089                             05           11/01/01          0
    18342089                             N            10/01/31
    0


    4318846          168/168             F           86,400.00         ZZ
                                         360         86,016.15          1
                                       8.375            656.70         80
                                       8.125            656.70
    IRONDEQUOIT      NY   14609          2            01/30/01         00
    0249668777                           05           04/01/01          0
    0249668777                           O            03/01/31
    0


    4390903          E22/G02             F          114,000.00         ZZ
                                         360        113,453.75          1
                                       8.000            836.49         95
                                       7.750            836.49
    MOREHEAD         KY   40351          2            02/22/01         14
    0412299331                           05           04/01/01         30
    0412299331                           O            03/01/31
    0


    4561760          883/G02             F          140,800.00         ZZ
                                         360        140,307.44          1
                                       8.750          1,107.68         77
                                       8.500          1,107.68
    NEW PORT RICHEY  FL   34654          4            03/23/01         00
    0432692069                           05           05/01/01          0
1


    05010892                             O            04/01/31
    0


    4581501          994/G02             F          355,500.00         ZZ
                                         360        354,216.22          1
                                       7.750          2,546.85         90
                                       7.500          2,546.85
    CAMBRIDGE        MA   02142          1            04/09/01         11
    0433204658                           06           06/01/01         25
    1000269643                           O            05/01/31
    0


    4586761          K56/G02             F           96,000.00         ZZ
                                         360         95,770.82          1
                                       8.625            746.68         60
                                       8.375            746.68
    BEND             OR   97707          2            05/13/01         00
    0433190410                           05           07/01/01          0
    G5020021                             N            06/01/31
    0


    4647870          144/144             F          389,250.00         ZZ
                                         360        388,348.33          1
                                       7.875          2,822.33         90
                                       7.625          2,822.33
    GARDINER         NY   12525          5            06/08/01         11
    999999                               05           08/01/01         25
    999999                               O            07/01/31
    0


    4650510          575/G02             F          164,000.00         ZZ
                                         360        143,337.40          1
                                       7.625          1,160.79         53
                                       7.375          1,160.79
    ROCKVILLE        MD   20850          1            04/20/01         00
    0433187986                           09           06/01/01          0
    0010736361                           O            05/01/31
    0


    4654089          601/G02             F           36,750.00         ZZ
                                         360         36,639.93          1
                                       8.625            285.84         75
                                       8.375            285.84
    PETERSBURG       VA   23803          5            04/27/01         00
    0433054103                           05           06/01/01          0
    60547338                             N            05/01/31
    0


1


    4698534          T90/G02             F           59,000.00         ZZ
                                         360         58,809.28          1
                                       8.250            443.25         87
                                       8.000            443.25
    LONG BEACH       MS   39560          5            04/30/01         12
    0433152808                           05           06/01/01         25
    45434                                O            05/01/31
    0


    4715621          E22/G02             F          145,000.00         ZZ
                                         360        144,554.54          1
                                       8.500          1,114.92        100
                                       8.250          1,114.92
    WALDRON          MI   49288          1            04/27/01         04
    0412596421                           05           06/01/01         35
    0412596421                           O            05/01/31
    0


    4752884          676/G02             F          124,000.00         ZZ
                                         360        123,663.84          1
                                       8.000            909.87         80
                                       7.750            909.87
    KANEOHE          HI   96744          1            05/15/01         00
    0433160926                           01           07/01/01          0
    6000989940                           N            06/01/31
    0


    4809326          966/G02             F          345,200.00         ZZ
                                         360        344,191.07          1
                                       7.625          2,443.30         89
                                       7.375          2,443.30
    PLANO            TX   75093          5            05/24/01         14
    0433197217                           03           07/01/01         25
    40015443                             O            06/01/31
    0


    4836743          601/G02             F           88,650.00         ZZ
                                         360         88,397.29          1
                                       7.750            635.10         76
                                       7.500            635.10
    SEMINOLE         FL   33772          2            05/25/01         00
    0433046372                           05           07/01/01          0
    6017685                              O            06/01/31
    0


    4849653          575/G02             F          400,000.00         ZZ
                                         360        399,069.36          1
                                       8.750          3,146.80         78
                                       8.500          3,146.80
1


    CHICAGO          IL   60622          1            06/01/01         00
    0433161049                           05           07/01/01          0
    11968310                             O            06/01/31
    0


    4862544          601/G02             F          129,000.00         ZZ
                                         360        128,632.25          1
                                       7.750            924.18         75
                                       7.500            924.18
    CARROLLTON       GA   30116          5            06/01/01         00
    0433043254                           05           07/01/01          0
    60615176                             O            06/01/31
    0


    4883403          A33/G02             F           76,500.00         ZZ
                                         360         76,352.64          1
                                       8.250            574.72         85
                                       8.000            574.72
    WARREN           MI   48089          5            06/13/01         11
    0433053774                           05           08/01/01         12
    H0811049338                          O            07/01/31
    0


    4899019          U05/G02             F           43,400.00         ZZ
                                         360         43,320.56          1
                                       8.500            333.71         66
                                       8.250            333.71
    TOOL             TX   75143          2            06/21/01         00
    0433225380                           03           08/01/01          0
    3138004                              N            07/01/31
    0


    4905686          U05/G02             F          174,000.00         ZZ
                                         360        173,610.18          4
                                       7.500          1,216.63         80
                                       7.250          1,216.63
    ANCHORAGE        AK   99508          5            06/12/01         00
    0433103447                           05           08/01/01          0
    3126727                              O            07/01/31
    0


    4913631          601/G02             F           76,000.00         ZZ
                                         360         75,825.42          1
                                       7.375            524.92         80
                                       7.125            524.92
    SPRING HILL      FL   34608          2            06/20/01         00
    0433025533                           05           08/01/01          0
    60652905                             O            07/01/31
    0
1




    4925585          738/G02             F          450,000.00         ZZ
                                         360        448,966.42          1
                                       7.375          3,108.04         73
                                       7.125          3,108.04
    CUMMING          GA   30041          5            06/25/01         00
    0433171212                           05           08/01/01          0
    5848148                              O            07/01/31
    0


    4932205          601/G02             F          120,000.00         ZZ
                                         360        119,640.15          1
                                       7.375            828.82         80
                                       7.125            828.82
    VALRICO          FL   33594          1            06/28/01         00
    0433053154                           03           08/01/01          0
    60660289                             O            07/01/31
    0


    4940119          575/G02             F          161,000.00         ZZ
                                         360        159,627.50          1
                                       7.500          1,125.74         74
                                       7.250          1,125.74
    NORFOLK          VA   23518          5            07/05/01         00
    0433187697                           05           09/01/01          0
    11974649                             O            08/01/31
    0


    4946032          E46/G02             F          155,000.00         ZZ
                                         240        154,092.28          1
                                       7.875          1,284.45         73
                                       7.625          1,284.45
    HATFIELD         PA   19440          5            06/26/01         00
    0433173556                           05           08/01/01          0
    00503017                             O            07/01/21
    0


    4949281          737/G02             F          150,000.00         ZZ
                                         360        149,792.86          1
                                       7.875          1,087.61         72
                                       7.625          1,087.61
    WHITEFISH        MT   59937          5            07/03/01         00
    0433188406                           01           09/01/01          0
    0598791                              O            08/01/31
    0


    4952764          601/G02             F           45,000.00         ZZ
                                         360         44,942.42          1
1


                                       8.250            338.07         75
                                       8.000            338.07
    PORTERDALE       GA   30070          5            07/10/01         00
    0433053337                           05           09/01/01          0
    60664059                             N            08/01/31
    0


    4960709          783/G02             F           84,500.00         ZZ
                                         360         84,440.36          1
                                       7.750            605.37         53
                                       7.500            605.37
    POULSBO          WA   98370          5            08/24/01         00
    0433228574                           05           10/01/01          0
    01060700670005                       N            09/01/31
    0


    4973836          H58/G02             F          154,800.00         ZZ
                                         360        154,478.29          1
                                       7.875          1,122.41         89
                                       7.625          1,122.41
    OAKLAND          CA   94621          2            06/22/01         01
    0433190568                           05           08/01/01         25
    0000069905                           O            07/01/31
    0


    4981958          738/G02             F          135,000.00         ZZ
                                         360        134,913.92          4
                                       8.250          1,014.21         90
                                       8.000          1,014.21
    FORT LAUDERDALE  FL   33311          1            08/13/01         10
    0433175395                           05           10/01/01         25
    051030000001233                      N            09/01/31
    0


    4982315          601/G02             F           99,100.00         ZZ
                                         360         98,883.43          1
                                       7.625            701.43         80
                                       7.375            701.43
    SOCIAL CIRCLE    GA   30025          1            06/28/01         00
    0433060159                           05           08/01/01          0
    60676665                             O            07/01/31
    0


    4994112          964/G02             F          400,000.00         ZZ
                                         360        399,751.38          1
                                       8.375          3,040.29         61
                                       8.125          3,040.29
    LAKE OSWEGO      OR   97034          1            08/06/01         00
    0433191921                           03           10/01/01          0
1


    120673                               O            09/01/31
    0


    5008267          742/G02             F          123,200.00         ZZ
                                         360        123,121.44          1
                                       8.250            925.56         80
                                       8.000            925.56
    HAMBURG          NY   14075          1            08/13/01         00
    0433174893                           05           10/01/01          0
    6416796                              O            09/01/31
    0


    5016111          E22/G02             F          170,050.00         ZZ
                                         360        169,696.61          1
                                       7.875          1,232.98         95
                                       7.625          1,232.98
    DENVER           CO   80234          1            06/26/01         01
    0412745291                           05           08/01/01         30
    0412745291                           O            07/01/31
    0


    5020780          H22/G02             F          226,800.00         ZZ
                                         360        226,635.85          1
                                       7.625          1,605.28         90
                                       7.375          1,605.28
    OZONE PARK       NY   11416          1            08/30/01         10
    0433178332                           05           10/01/01         25
    0106006                              O            09/01/31
    0


    5022819          F44/G02             F           76,000.00         ZZ
                                         360         75,902.75          1
                                       8.250            570.96         85
                                       8.000            570.96
    PENSACOLA        FL   32526          5            07/20/01         04
    0433191822                           05           09/01/01         12
    221422                               O            08/01/31
    0


    5033865          E22/G02             F          149,500.00         ZZ
                                         360        149,226.36          1
                                       8.500          1,149.53        100
                                       8.250          1,149.53
    DESTREHAN        LA   70047          2            06/21/01         10
    0412730632                           05           08/01/01         35
    0412730632                           O            07/01/31
    0


1


    5041864          H19/G02             F          184,500.00         ZZ
                                         360        184,376.20          1
                                       8.000          1,353.80         90
                                       7.750          1,353.80
    NORTH BERGEN     NJ   07047          1            08/15/01         10
    0433194727                           05           10/01/01         25
    0002267698                           O            09/01/31
    0


    5042965          D03/D03             F          360,000.00         ZZ
                                         360        359,422.51          1
                                       7.125          2,425.39         80
                                       6.875          2,425.39
    UNION CITY       CA   94587          5            07/13/01         00
    1103081                              05           09/01/01          0
    1103081                              O            08/01/31
    0


    5044397          601/G02             F          200,000.00         ZZ
                                         360        199,679.17          1
                                       7.125          1,347.44         87
                                       6.875          1,347.44
    KANSAS CITY      MO   64032          1            07/05/01         11
    0433045200                           05           09/01/01         25
    60680139                             O            08/01/31
    0


    5060982          737/G02             F          127,800.00         ZZ
                                         360        127,636.45          1
                                       8.250            960.12         90
                                       8.000            960.12
    SKOKIE           IL   60077          1            07/27/01         12
    0433165982                           01           09/01/01         25
    2029479                              O            08/01/31
    0


    5085351          074/G02             F           55,900.00         T
                                         360         55,800.26          1
                                       8.625            434.79         80
                                       8.375            434.79
    MIAMI BEACH      FL   33139          1            06/05/01         00
    0432926459                           01           08/01/01          0
    1589600757                           O            07/01/31
    0


    5085479          074/G02             F          149,950.00         ZZ
                                         360        149,614.06          1
                                       7.500          1,048.47         60
                                       7.250          1,048.47
1


    CHANDLER         AZ   85248          1            06/27/01         00
    0432948826                           03           08/01/01          0
    1214017427                           O            07/01/31
    0


    5088750          F96/G02             F           85,500.00         ZZ
                                         360         85,448.20          1
                                       8.500            657.42         90
                                       8.250            657.42
    EAST NEWARK      NJ   07029          1            08/16/01         12
    0433199296                           05           10/01/01         25
    0105218                              N            09/01/31
    0


    5093641          742/G02             F           92,250.00         ZZ
                                         360         92,186.51          3
                                       7.875            668.88         90
                                       7.625            668.88
    ITHACA           NY   14850          1            08/14/01         11
    0433128568                           05           10/01/01         25
    6411821                              N            09/01/31
    0


    5093868          A06/G02             F          406,000.00         ZZ
                                         360        404,746.18          1
                                       8.500          3,121.79         54
                                       8.250          3,121.79
    BIRMINGHAM       MI   48009          4            04/06/01         00
    0433188869                           05           06/01/01          0
    1000020104431                        O            05/01/31
    0


    5097254          E22/G02             F          395,000.00         ZZ
                                         360        394,092.75          1
                                       7.375          2,728.17         64
                                       7.125          2,728.17
    INDIANAPOLIS     IN   46236          5            07/03/01         00
    0412745705                           05           08/01/01          0
    0412745705                           O            07/01/31
    0


    5107346          A50/G02             F          100,600.00         ZZ
                                         360        100,477.67          3
                                       8.500            773.53         90
                                       8.250            773.53
    PENSACOLA        FL   32504          1            07/12/01         11
    0433195930                           05           09/01/01         25
    448224                               N            08/01/31
    0
1




    5111838          975/G02             F          344,000.00         ZZ
                                         360        343,731.64          1
                                       7.250          2,346.69         79
                                       7.000          2,346.69
    GLENDALE         CA   91206          2            08/23/01         00
    0433195682                           05           10/01/01          0
    2013384                              O            09/01/31
    0


    5119654          601/G02             F           78,350.00         ZZ
                                         360         78,254.72          1
                                       8.500            602.45         80
                                       8.250            602.45
    RIO RANCHO       NM   87124          1            07/23/01         00
    0433035706                           05           09/01/01          0
    60718178                             N            08/01/31
    0


    5138444          G52/G02             F          369,600.00         ZZ
                                         360        368,405.28          1
                                       8.250          2,776.68         80
                                       8.000          2,776.68
    ALBUQUERQUE      NM   87114          1            04/26/01         00
    0433196938                           05           06/01/01          0
    5605000184                           O            05/01/31
    0


    5143531          E86/G02             F          290,400.00         ZZ
                                         360        290,195.04          1
                                       7.750          2,080.46         80
                                       7.500          2,080.46
    FOREST HILLS     NY   11375          1            08/28/01         00
    0433210465                           05           10/01/01          0
    0000130256                           O            09/01/31
    0


    5143642          994/G02             F          369,250.00         ZZ
                                         360        368,789.38          1
                                       8.375          2,806.57         95
                                       8.125          2,806.57
    SPOQUALMIE       WA   98065          1            07/20/01         04
    0433149879                           03           09/01/01         25
    818569048                            O            08/01/31
    0


    5158334          994/G02             F          283,500.00         ZZ
                                         360        283,319.22          1
1


                                       8.250          2,129.84         90
                                       8.000          2,129.84
    WOODSIDE         NY   11377          2            08/02/01         10
    0433182029                           07           10/01/01         25
    3218557605                           O            09/01/31
    0


    5166008          U96/G02             F          157,500.00         ZZ
                                         360        157,386.00          1
                                       7.625          1,114.78         90
                                       7.375          1,114.78
    HONOLULU         HI   96814          2            08/03/01         10
    0433190956                           08           10/01/01         25
    10700050                             O            09/01/31
    0


    5166632          369/G02             F          164,000.00         ZZ
                                         360        163,903.17          1
                                       8.625          1,275.58         80
                                       8.375          1,275.58
    ORLANDO          FL   32822          1            08/20/01         00
    0433204203                           05           10/01/01          0
    0073271231                           O            09/01/31
    0


    5166793          700/G02             F          234,400.00         ZZ
                                         360        234,100.03          1
                                       8.250          1,760.97         80
                                       8.000          1,760.97
    SAN LUIS OBISPO  CA   93401          1            07/10/01         00
    0433188000                           03           09/01/01          0
    0000164749                           O            08/01/31
    0


    5167214          455/G02             F           88,000.00         ZZ
                                         360         87,830.49          1
                                       8.250            661.12         74
                                       8.000            661.12
    ODUM             GA   31555          2            06/21/01         00
    0433159563                           05           08/01/01          0
    09001392                             O            07/01/31
    0


    5167224          P01/G02             F          100,000.00         ZZ
                                         360         99,851.10          1
                                       7.500            699.22         58
                                       7.250            699.22
    BETHEL           CT   06801          1            07/31/01         00
    0433193778                           01           09/01/01          0
1


    01004222                             O            08/01/31
    0


    5167252          A50/G02             F          200,000.00         ZZ
                                         360        199,679.17          1
                                       7.125          1,347.44         56
                                       6.875          1,347.44
    ST MARYS         GA   31558          2            07/24/01         00
    0433160868                           09           09/01/01          0
    462092                               O            08/01/31
    0


    5170859          700/G02             F           81,000.00         ZZ
                                         360         80,904.01          1
                                       8.625            630.01         90
                                       8.375            630.01
    RIVERDALE        GA   30296          5            07/30/01         01
    0433129749                           05           09/01/01         25
    00260706                             O            08/01/31
    0


    5173256          U05/G02             F           75,000.00         ZZ
                                         360         74,949.68          1
                                       8.000            550.32         50
                                       7.750            550.32
    CONROE           TX   77304          5            08/10/01         00
    0433147212                           05           10/01/01          0
    3154043                              O            09/01/31
    0


    5175571          S11/G02             F          198,900.00         ZZ
                                         360        198,775.93          1
                                       8.375          1,511.78         85
                                       8.125          1,511.78
    CYPRESS          CA   90630          5            08/01/01         04
    0433128550                           09           10/01/01         12
    10203636                             O            09/01/31
    0


    5176639          E23/G02             F          332,200.00         ZZ
                                         360        331,947.23          1
                                       7.375          2,294.42         54
                                       7.125          2,294.42
    SCOTTS VALLEY    CA   95066          5            08/14/01         00
    0433166915                           05           10/01/01          0
    51006519                             O            09/01/31
    0


1


    5184983          E22/G02             F           58,050.00         ZZ
                                         360         57,973.80          4
                                       8.125            431.02         90
                                       7.875            431.02
    NEW ALBANY       IN   47150          1            07/23/01         01
    0412732943                           05           09/01/01         25
    0412732943                           N            08/01/31
    0


    5190096          601/G02             F          205,200.00         ZZ
                                         360        204,834.19          1
                                       8.000          1,505.69         90
                                       7.750          1,505.69
    TARPON SPRINGS   FL   34689          1            07/31/01         14
    0433226495                           03           09/01/01         25
    60743655                             O            08/01/31
    0


    5191678          Q73/G02             F           67,500.00         ZZ
                                         360         67,413.63          1
                                       8.250            507.10         90
                                       8.000            507.10
    RICHTON          MS   39476          2            08/07/01         01
    0433188828                           05           09/01/01         25
    2828301                              O            08/01/31
    0


    5191898          253/253             F          240,000.00         ZZ
                                         360        239,826.29          1
                                       7.625          1,698.71         80
                                       7.375          1,698.71
    PARKER           CO   80138          5            08/15/01         00
    972724                               05           10/01/01          0
    972724                               O            09/01/31
    0


    5195206          H22/G02             F          275,000.00         ZZ
                                         360        274,795.91          1
                                       7.500          1,922.84         63
                                       7.250          1,922.84
    WHITESTONE       NY   11357          5            08/27/01         00
    0433225158                           05           10/01/01          0
    0107029                              O            09/01/31
    0


    5195775          420/G02             F          468,000.00         ZZ
                                         360        468,000.00          1
                                       7.500          3,272.32         80
                                       7.250          3,272.32
1


    SANTA ROSA       CA   95405          1            09/04/01         00
    0433214715                           05           11/01/01          0
    51001618                             O            10/01/31
    0


    5196305          253/253             F           74,400.00         ZZ
                                         360         74,280.65          1
                                       7.125            501.25         80
                                       6.875            501.25
    FORT WORTH       TX   76137          1            07/27/01         00
    976730                               05           09/01/01          0
    976730                               O            08/01/31
    0


    5197030          737/G02             F          112,000.00         ZZ
                                         360        111,845.33          1
                                       7.875            812.08         80
                                       7.625            812.08
    AZLE             TX   76020          1            08/01/01         00
    0433165958                           05           09/01/01          0
    2030327                              O            08/01/31
    0


    5197307          994/G02             F          364,500.00         ZZ
                                         360        364,229.49          1
                                       7.500          2,548.64         90
                                       7.250          2,548.64
    GILROY           CA   95020          1            08/07/01         11
    0433225133                           05           10/01/01         25
    718652901                            O            09/01/31
    0


    5197469          P01/G02             F           59,400.00         ZZ
                                         360         59,333.14          2
                                       8.875            472.62         90
                                       8.625            472.62
    ALBANY           NY   12208          1            08/13/01         10
    0433210853                           05           09/13/01         30
    01005004                             N            08/13/31
    0


    5199008          H84/G02             F          166,400.00         ZZ
                                         360        166,282.55          1
                                       7.750          1,192.12         80
                                       7.500          1,192.12
    QUEENS VILLAGE   NY   11429          1            08/28/01         00
    0433197340                           05           10/01/01          0
    10119816                             O            09/01/31
    0
1




    5199184          S11/G02             F          237,000.00         ZZ
                                         360        236,828.47          1
                                       7.625          1,677.47         75
                                       7.375          1,677.47
    SANTA ANA        CA   92704          2            08/08/01         00
    0433210689                           05           10/01/01          0
    10203901                             O            09/01/31
    0


    5199570          168/168             F           57,150.00         ZZ
                                         360         57,055.36          2
                                       9.000            459.84         90
                                       8.750            459.84
    ROCHESTER        NY   14445          1            06/29/01         14
    0189750367                           05           08/01/01         25
    0189750367                           N            07/01/31
    0


    5200790          964/G02             F          615,300.00         ZZ
                                         360        614,843.36          1
                                       7.500          4,302.27         80
                                       7.250          4,302.27
    SCOTTSDALE       AZ   85259          1            08/02/01         00
    0433047453                           03           10/01/01          0
    136654                               O            09/01/31
    0


    5201372          E86/G02             F          236,800.00         ZZ
                                         360        236,632.87          3
                                       7.750          1,696.46         80
                                       7.500          1,696.46
    LONG BEACH       CA   90808          1            08/17/01         00
    0433206794                           05           10/01/01          0
    0000133412                           N            09/01/31
    0


    5204609          964/G02             F          140,000.00         ZZ
                                         360        140,000.00          1
                                       7.750          1,002.98         80
                                       7.500          1,002.98
    ROSALIA          WA   99170          5            09/05/01         00
    0433190725                           05           11/01/01          0
    135323                               O            10/01/31
    0


    5210555          253/253             F          163,500.00         ZZ
                                         360        163,378.66          1
1


                                       7.500          1,143.22         75
                                       7.250          1,143.22
    WICKENBURG       AZ   85390          5            08/02/01         00
    972941                               05           10/01/01          0
    972941                               O            09/01/31
    0


    5213849          944/G02             F          218,750.00         ZZ
                                         360        218,599.46          3
                                       7.875          1,586.09         79
                                       7.625          1,586.09
    TUCKER           GA   30084          2            08/14/01         00
    0433187309                           05           10/01/01          0
    W88015623                            N            09/01/31
    0


    5214549          N47/G02             F          151,200.00         ZZ
                                         360        151,084.95          1
                                       7.375          1,044.30         80
                                       7.125          1,044.30
    MURRIETA         CA   92563          5            08/20/01         00
    0433165891                           05           10/01/01          0
    30111416                             O            09/01/31
    0


    5219691          B57/G02             F          162,000.00         ZZ
                                         360        161,888.52          2
                                       7.875          1,174.61         64
                                       7.625          1,174.61
    LOS ANGELES      CA   90065          2            08/24/01         00
    0433215415                           05           10/01/01          0
    2116021                              N            09/01/31
    0


    5226737          477/G02             F          114,000.00         T
                                         360        113,929.15          1
                                       8.375            866.48         75
                                       8.125            866.48
    SACRAMENTO       CA   95828          5            08/03/01         00
    0433128311                           05           10/01/01          0
    123072                               O            09/01/31
    0


    5229924          R65/G02             F          540,000.00         ZZ
                                         360        539,589.10          1
                                       7.375          3,729.65         80
                                       7.125          3,729.65
    MILLBURN         NJ   07078          5            08/20/01         00
    0433170313                           05           10/01/01          0
1


    20014486                             O            09/01/31
    0


    5231408          883/G02             F          126,000.00         ZZ
                                         360        125,908.81          1
                                       7.625            891.82         80
                                       7.375            891.82
    CAPE CORAL       FL   33904          1            08/24/01         00
    0433188943                           05           10/01/01          0
    05013607                             O            09/01/31
    0


    5232015          U05/G02             F           46,500.00         ZZ
                                         360         46,471.83          1
                                       8.500            357.54         75
                                       8.250            357.54
    INDIANAPOLIS     IN   46222          5            08/21/01         00
    0433182052                           05           10/01/01          0
    3151020                              N            09/01/31
    0


    5232549          A48/G02             F          220,000.00         ZZ
                                         360        219,836.73          1
                                       7.500          1,538.27         58
                                       7.250          1,538.27
    SAN JOSE         CA   95122          5            08/02/01         00
    0433198595                           05           10/01/01          0
    8111015139                           O            09/01/31
    0


    5233788          U05/G02             F           43,500.00         ZZ
                                         360         43,473.64          1
                                       8.500            334.48         75
                                       8.250            334.48
    INDIANAPOLIS     IN   46241          5            08/21/01         00
    0433181955                           05           10/01/01          0
    3151016                              N            09/01/31
    0


    5234215          A33/G02             F           67,500.00         ZZ
                                         360         67,382.65          4
                                       8.750            531.02         90
                                       8.500            531.02
    MUNCIE           IN   47304          1            06/22/01         11
    0433183993                           05           08/01/01         25
    035104637                            N            07/01/31
    0


1


    5234546          U05/G02             F          500,000.00         ZZ
                                         360        499,647.11          1
                                       7.750          3,582.06         80
                                       7.500          3,582.06
    GILROY           CA   95020          1            08/22/01         00
    0433194222                           05           10/01/01          0
    3158973                              O            09/01/31
    0


    5234549          U96/G02             F           81,750.00         ZZ
                                         360         81,695.15          1
                                       8.000            599.85         75
                                       7.750            599.85
    HONOLULU         HI   96814          5            08/15/01         00
    0433143799                           01           10/01/01          0
    10700049                             N            09/01/31
    0


    5234574          U05/G02             F          100,000.00         ZZ
                                         360         99,929.42          1
                                       7.750            716.41         48
                                       7.500            716.41
    MIRAMAR          FL   33027          1            08/24/01         00
    0433190253                           05           10/01/01          0
    3156775                              O            09/01/31
    0


    5234957          A52/G02             F          216,600.00         ZZ
                                         360        216,336.63          1
                                       8.500          1,665.47         95
                                       8.250          1,665.47
    TUCKER           GA   30084          1            07/23/01         11
    0433102183                           05           09/01/01         30
    15656                                O            08/01/31
    0


    5237198          U62/G02             F           90,000.00         ZZ
                                         360         89,929.79          1
                                       7.250            613.96         65
                                       7.000            613.96
    LEANDER          TX   78645          5            08/23/01         00
    0433165818                           05           10/01/01          0
    2001266988                           O            09/01/31
    0


    5246378          E22/G02             F          144,000.00         ZZ
                                         240        143,478.28          1
                                       7.500          1,160.05         80
                                       7.250          1,160.05
1


    OKLAHOMA CITY    OK   73013          5            07/25/01         00
    0412791865                           05           09/01/01          0
    0412791865                           O            08/01/21
    0


    5246599          822/G02             F          117,000.00         ZZ
                                         360        116,921.49          3
                                       8.000            858.51         90
                                       7.750            858.51
    CRANSTON         RI   02910          1            08/17/01         12
    0433225646                           05           10/01/01         25
    3806030669                           N            09/01/31
    0


    5248750          E22/G02             F          117,500.00         ZZ
                                         360        117,349.63          1
                                       8.250            882.74         80
                                       8.000            882.74
    PORTLAND         OR   97206          1            07/30/01         00
    0412827545                           05           09/01/01          0
    0412827545                           O            08/01/31
    0


    5254302          T44/G02             F          125,647.00         ZZ
                                         360        125,558.32          1
                                       7.750            900.15         72
                                       7.500            900.15
    NASHVILLE        TN   37209          2            08/16/01         00
    0433188091                           05           10/01/01          0
    1019051                              O            09/01/31
    0


    5254602          E23/G02             F          207,000.00         ZZ
                                         360        206,857.55          4
                                       7.875          1,500.89         90
                                       7.625          1,500.89
    SIGNAL HILL      CA   90806          1            08/15/01         04
    0433170040                           05           10/01/01         25
    51006364                             O            09/01/31
    0


    5255192          U62/G02             F          112,000.00         T
                                         360        111,908.19          1
                                       7.000            745.14         75
                                       6.750            745.14
    SEASIDE          OR   97138          2            08/28/01         00
    0433159845                           05           10/01/01          0
    2001285595                           O            09/01/31
    0
1




    5257871          K15/G02             F          107,800.00         ZZ
                                         360        107,734.69          1
                                       8.500            828.89         90
                                       8.250            828.89
    BATAVIA          OH   45103          5            08/13/01         26
    0433174422                           05           10/01/01         25
    028105303097                         O            09/01/31
    0


    5258150          477/G02             F          145,000.00         ZZ
                                         360        144,900.21          1
                                       7.875          1,051.35         71
                                       7.625          1,051.35
    MESA             AZ   85207          5            08/15/01         00
    0433183548                           05           10/01/01          0
    115726                               O            09/01/31
    0


    5260033          806/G02             F          293,050.00         ZZ
                                         360        292,613.66          1
                                       7.500          2,049.05         80
                                       7.250          2,049.05
    CASTAIC          CA   91384          1            07/01/01         00
    0433162401                           03           09/01/01          0
    1040000089                           O            08/01/31
    0


    5261589          U62/G02             F           47,500.00         ZZ
                                         360         47,460.10          1
                                       6.875            312.04         85
                                       6.625            312.04
    NEWARK           NJ   07112          2            08/25/01         04
    0433176914                           08           10/01/01         12
    2001268650                           N            09/01/31
    0


    5264333          B57/G02             F          344,000.00         ZZ
                                         360        343,512.85          1
                                       7.750          2,464.46         80
                                       7.500          2,464.46
    LOS ANGELES      CA   90064          5            07/23/01         00
    0433220381                           05           09/01/01          0
    2115171                              O            08/01/31
    0


    5266701          N74/G02             F           53,625.00         ZZ
                                         360         53,589.02          1
1


                                       8.000            393.48         75
                                       7.750            393.48
    STAUNTON         VA   24401          5            08/16/01         00
    0433136447                           05           10/01/01          0
    0029009010                           O            09/01/31
    0


    5267463          E22/G02             F           90,000.00         ZZ
                                         360         89,878.82          2
                                       8.000            660.39         90
                                       7.750            660.39
    FRANKLIN         TN   37064          1            07/09/01         04
    0412762866                           05           09/01/01         25
    0412762866                           N            08/01/31
    0


    5268702          B49/G02             F          125,000.00         ZZ
                                         360        124,907.23          1
                                       7.500            874.02         37
                                       7.250            874.02
    EVERGREEN        CO   80439          5            08/14/01         00
    0433127610                           09           10/01/01          0
    000194050550                         O            09/01/31
    0


    5269262          E23/G02             F          280,000.00         ZZ
                                         360        279,812.13          2
                                       8.000          2,054.54         80
                                       7.750          2,054.54
    SAN LEANDRO      CA   94577          1            08/13/01         00
    0433171378                           05           10/01/01          0
    61001966                             O            09/01/31
    0


    5269532          950/G02             F          148,400.00         ZZ
                                         360        148,297.88          3
                                       7.875          1,076.00         78
                                       7.625          1,076.00
    BREMERTON        WA   98337          1            08/09/01         00
    0433210556                           05           10/01/01          0
    E7106083                             N            09/01/31
    0


    5270552          R26/G02             F           80,750.00         ZZ
                                         360         80,698.51          1
                                       8.250            606.65         95
                                       8.000            606.65
    DURANGO          CO   81301          1            08/24/01         10
    0433197092                           01           10/01/01         30
1


    BCC010001292                         O            09/01/31
    0


    5271342          E23/G02             F          416,500.00         ZZ
                                         360        416,190.90          2
                                       7.500          2,912.23         70
                                       7.250          2,912.23
    LA MESA          CA   91941          5            08/10/01         00
    0433171576                           05           10/01/01          0
    11004973                             O            09/01/31
    0


    5272755          893/G02             F          528,000.00         ZZ
                                         360        527,617.85          1
                                       7.625          3,737.15         80
                                       7.375          3,737.15
    SAN JOSE         CA   95125          5            08/21/01         00
    0433206935                           29           10/01/01          0
    M10808031                            O            09/01/31
    0


    5272822          A52/G02             F           58,950.00         ZZ
                                         360         58,912.41          1
                                       8.250            442.87         90
                                       8.000            442.87
    ATLANTA          GA   30314          1            08/14/01         11
    0433178019                           05           10/01/01         25
    15993                                N            09/01/31
    0


    5272922          U05/G02             F          146,800.00         ZZ
                                         360        146,701.50          1
                                       8.000          1,077.17         74
                                       7.750          1,077.17
    FAYETTEVILLE     GA   30215          5            08/13/01         00
    0433135332                           05           10/01/01          0
    3156517                              O            09/01/31
    0


    5273777          477/G02             F          124,000.00         ZZ
                                         360        123,924.88          1
                                       8.500            953.45         80
                                       8.250            953.45
    LOS ANGELES      CA   90062          2            08/20/01         00
    0433188489                           05           10/01/01          0
    123147                               O            09/01/31
    0


1


    5274801          964/G02             F          216,000.00         ZZ
                                         360        216,000.00          1
                                       7.750          1,547.45         80
                                       7.500          1,547.45
    LAS VEGAS        NV   89129          5            09/11/01         00
    0433220910                           03           11/01/01          0
    140027                               O            10/01/31
    0


    5276146          U28/G02             F           65,200.00         ZZ
                                         360         65,109.96          1
                                       7.875            472.75         80
                                       7.625            472.75
    CAIRO            GA   31728          5            07/26/01         00
    0433119518                           05           09/01/01          0
    1                                    O            08/01/31
    0


    5277749          U05/G02             F          298,000.00         ZZ
                                         360        298,000.00          1
                                       7.750          2,134.91         80
                                       7.500          2,134.91
    MIAMI            FL   33143          1            09/07/01         00
    0433191376                           05           11/01/01          0
    3159475                              O            10/01/31
    0


    5277799          U05/G02             F          133,600.00         ZZ
                                         360        133,508.06          1
                                       7.875            968.69         80
                                       7.625            968.69
    PLANO            TX   75093          5            08/13/01         00
    0433164753                           05           10/01/01          0
    3159528                              O            09/01/31
    0


    5280070          W08/G02             F          171,000.00         ZZ
                                         360        170,896.41          1
                                       8.500          1,314.84         95
                                       8.250          1,314.84
    MIAMI            FL   33144          1            08/10/01         10
    0433157641                           05           10/01/01         30
    010184M                              O            09/01/31
    0


    5280343          700/G02             F          300,000.00         ZZ
                                         360        299,765.97          1
                                       7.250          2,046.53         63
                                       7.000          2,046.53
1


    WHITTIER         CA   90603          5            08/13/01         00
    0433188554                           05           10/01/01          0
    00260617                             O            09/01/31
    0


    5280362          964/G02             F          139,100.00         ZZ
                                         360        138,991.49          1
                                       7.250            948.91         78
                                       7.000            948.91
    EVERETT          WA   98204          2            08/10/01         00
    0433157583                           01           10/01/01          0
    137365                               O            09/01/31
    0


    5281055          700/G02             F          175,000.00         ZZ
                                         360        174,860.05          1
                                       7.125          1,179.01         75
                                       6.875          1,179.01
    WALNUT           CA   91789          1            08/20/01         00
    0433165677                           05           10/01/01          0
    00258453                             N            09/01/31
    0


    5283421          U05/G02             F          206,400.00         ZZ
                                         360        206,242.95          1
                                       7.375          1,425.55         80
                                       7.125          1,425.55
    KINGWOOD         TX   77345          5            08/15/01         00
    0433194164                           03           10/01/01          0
    3136430                              O            09/01/31
    0


    5283433          F89/G02             F          247,000.00         ZZ
                                         360        246,807.31          1
                                       7.250          1,684.98         68
                                       7.000          1,684.98
    RANCHO CUCAMONG  CA   91739          2            08/15/01         00
    0433173630                           05           10/01/01          0
    11828                                O            09/01/31
    0


    5285652          F44/G02             F          165,000.00         ZZ
                                         360        164,772.15          1
                                       7.875          1,196.37         69
                                       7.625          1,196.37
    LEVITTOWN        NY   11756          5            07/27/01         00
    0433192259                           05           09/01/01          0
    220701                               O            08/01/31
    0
1




    5287813          E22/G02             F           71,500.00         ZZ
                                         360         71,445.60          1
                                       7.375            493.83         61
                                       7.125            493.83
    BOISE            ID   83702          2            07/31/01         00
    0412740045                           05           10/01/01          0
    0412740045                           O            09/01/31
    0


    5287844          E22/G02             F           74,700.00         ZZ
                                         360         74,653.57          3
                                       8.375            567.77         90
                                       8.125            567.77
    BARRE            VT   05641          1            08/08/01         04
    0412839474                           05           10/01/01         25
    0412839474                           N            09/01/31
    0


    5287852          E22/G02             F          100,000.00         ZZ
                                         360         99,925.79          1
                                       7.500            699.21         79
                                       7.250            699.21
    HOUSTON          TX   77036          5            08/03/01         00
    0412847089                           03           10/01/01          0
    0412847089                           O            09/01/31
    0


    5287886          E22/G02             F           60,000.00         ZZ
                                         360         59,954.34          1
                                       7.375            414.41         31
                                       7.125            414.41
    COLORADO SPRING  CO   80918          5            08/03/01         00
    0412888869                           05           10/01/01          0
    0412888869                           O            09/01/31
    0


    5291117          F96/G02             F          360,000.00         ZZ
                                         360        359,732.83          1
                                       7.500          2,517.17         78
                                       7.250          2,517.17
    YONKERS          NY   10710          5            08/27/01         00
    0433223112                           05           10/01/01          0
    0105478                              O            09/01/31
    0


    5291259          U05/G02             F          219,200.00         ZZ
                                         360        219,049.15          1
1


                                       7.875          1,589.35         80
                                       7.625          1,589.35
    BEDFORD          TX   76021          5            08/22/01         00
    0433227139                           03           10/01/01          0
    3157392                              O            09/01/31
    0


    5292155          Q57/G02             F          384,000.00         ZZ
                                         360        383,707.81          1
                                       7.375          2,652.19         80
                                       7.125          2,652.19
    PHOENIX          AZ   85018          5            08/15/01         00
    0433219425                           05           10/01/01          0
    10001165                             O            09/01/31
    0


    5293495          601/G02             F          140,000.00         ZZ
                                         360        139,686.32          1
                                       7.500            978.91         80
                                       7.250            978.91
    NORTH BRANFORD   CT   06471          1            07/03/01         00
    0433043544                           05           08/01/01          0
    60658861                             O            07/01/31
    0


    5293559          624/G02             F          145,000.00         ZZ
                                         360        145,000.00          1
                                       7.375          1,001.48         66
                                       7.125          1,001.48
    UPLAND           CA   91786          1            08/24/01         00
    0433199031                           05           11/01/01          0
    34082610283F                         O            10/01/31
    0


    5296080          N47/G02             F          352,000.00         ZZ
                                         360        352,000.00          1
                                       7.375          2,431.18         80
                                       7.125          2,431.18
    CHINO HILLS      CA   91709          5            09/04/01         00
    0433216298                           05           11/01/01          0
    30311015                             O            10/01/31
    0


    5298331          E22/G02             F          210,000.00         ZZ
                                         360        209,840.20          1
                                       7.375          1,450.42         75
                                       7.125          1,450.42
    LAKEWOOD         CO   80228          2            08/03/01         00
    0412768657                           05           10/01/01          0
1


    0412768657                           O            09/01/31
    0


    5298340          E22/G02             F          104,000.00         ZZ
                                         360        103,931.97          1
                                       8.125            772.20         80
                                       7.875            772.20
    WILLIAMSON       NY   14589          1            08/09/01         00
    0412832669                           05           10/01/01          0
    0412832669                           O            09/01/31
    0


    5298355          E22/G02             F          196,200.00         ZZ
                                         360        196,087.12          1
                                       8.750          1,543.51         90
                                       8.500          1,543.51
    ROCHESTER        MI   48308          1            08/09/01         04
    0412854879                           05           10/01/01         25
    0412854879                           N            09/01/31
    0


    5298465          U05/G02             F          142,300.00         ZZ
                                         360        142,206.92          1
                                       8.125          1,056.57         80
                                       7.875          1,056.57
    AUSTIN           TX   78737          5            08/20/01         00
    0433199098                           05           10/01/01          0
    3160035                              O            09/01/31
    0


    5298748          601/G02             F          122,000.00         ZZ
                                         360        121,660.82          1
                                       7.875            884.59         34
                                       7.625            884.59
    WESTPORT         CT   06880          5            05/25/01         00
    0433154994                           01           07/01/01          0
    60560463                             O            06/01/31
    0


    5300539          253/253             F          212,000.00         T
                                         360        211,838.68          1
                                       7.375          1,464.24         80
                                       7.125          1,464.24
    SCROGGINS        TX   75480          1            08/17/01         00
    978430                               02           10/01/01          0
    978430                               O            09/01/31
    0


1


    5302085          601/G02             F           37,900.00         ZZ
                                         360         37,834.11          3
                                       8.750            298.16         95
                                       8.500            298.16
    TORRINGTON       CT   06790          1            06/07/01         12
    0433114261                           05           08/01/01         30
    60575859                             O            07/01/31
    0


    5303969          601/G02             F           66,800.00         ZZ
                                         360         66,677.42          1
                                       8.500            513.64         78
                                       8.250            513.64
    JOPLIN           MO   64801          5            06/20/01         00
    0433154838                           05           08/01/01          0
    60611928                             N            07/01/31
    0


    5305690          696/G02             F          360,000.00         ZZ
                                         360        359,341.09          1
                                       8.500          2,768.09         80
                                       8.250          2,768.09
    ARLINGTON        VA   22203          1            06/08/01         00
    0433188638                           03           08/01/01          0
    23601075                             O            07/01/31
    0


    5308381          737/G02             F          274,000.00         ZZ
                                         360        273,791.51          1
                                       7.375          1,892.45         73
                                       7.125          1,892.45
    WHITEVILLE       NC   28472          1            08/21/01         00
    0433188307                           05           10/01/01          0
    2032329                              O            09/01/31
    0


    5308825          E22/G02             F          360,000.00         ZZ
                                         360        359,719.17          1
                                       7.250          2,455.83         62
                                       7.000          2,455.83
    PILOT HILL       CA   95664          2            08/05/01         00
    0412784555                           05           10/01/01          0
    0412784555                           O            09/01/31
    0


    5308862          E22/G02             F          123,975.00         ZZ
                                         360        123,880.67          1
                                       7.375            856.26         95
                                       7.125            856.26
1


    FT WALTON BEACH  FL   32548          1            08/10/01         04
    0412851560                           05           10/01/01         30
    0412851560                           O            09/01/31
    0


    5308867          E22/G02             F          190,800.00         ZZ
                                         360        190,665.34          1
                                       7.750          1,366.91         80
                                       7.500          1,366.91
    CANON CITY       CO   81212          5            08/06/01         00
    0412856288                           05           10/01/01          0
    0412856288                           O            09/01/31
    0


    5308883          E22/G02             F          236,000.00         ZZ
                                         360        235,820.42          1
                                       7.375          1,629.99         74
                                       7.125          1,629.99
    PLEASANT HILL    CA   94523          2            08/02/01         00
    0412875320                           05           10/01/01          0
    0412875320                           O            09/01/31
    0


    5308886          E22/G02             F          179,200.00         ZZ
                                         360        179,070.30          1
                                       7.625          1,268.37         80
                                       7.375          1,268.37
    LAKE STEVENS     WA   98258          1            08/07/01         00
    0412878779                           05           10/01/01          0
    0412878779                           O            09/01/31
    0


    5308910          E22/G02             F          196,000.00         ZZ
                                         360        195,858.14          1
                                       7.625          1,387.28         80
                                       7.375          1,387.28
    MINNEAPOLIS      MN   55424          1            08/10/01         00
    0412896581                           05           10/01/01          0
    0412896581                           O            09/01/31
    0


    5314573          964/G02             F          229,500.00         ZZ
                                         360        229,500.00          1
                                       7.500          1,604.70         90
                                       7.250          1,604.70
    FOLSOM           CA   95630          1            09/06/01         04
    0433188992                           05           11/01/01         25
    141040                               O            10/01/31
    0
1




    5314680          H58/G02             F          360,000.00         ZZ
                                         360        359,726.07          1
                                       7.375          2,486.43         80
                                       7.125          2,486.43
    VACAVILLE        CA   95688          1            08/21/01         00
    0433195344                           05           10/01/01          0
    0000074086                           O            09/01/31
    0


    5314762          624/G02             F          133,000.00         ZZ
                                         360        132,915.20          2
                                       8.250            999.18         58
                                       8.000            999.18
    LEMON GROVE      CA   91945          5            08/14/01         00
    0433188372                           05           10/01/01          0
    37009110783F                         N            09/01/31
    0


    5314927          E47/G02             F          315,000.00         ZZ
                                         360        314,760.31          1
                                       7.375          2,175.63         75
                                       7.125          2,175.63
    WOODBRIDGE       VA   22193          5            08/17/01         00
    0433188919                           05           10/01/01          0
    7339510244                           O            09/01/31
    0


    5315094          U80/U80             F          312,000.00         T
                                         360        311,351.63          1
                                       7.875          2,262.21         77
                                       7.625          2,262.21
    SALEM            SC   29676          2            06/22/01         00
    0000033527                           03           08/01/01          0
    0000033527                           O            07/01/31
    0


    5315226          W32/G02             F           75,000.00         T
                                         360         74,949.68          1
                                       8.000            550.32         12
                                       7.750            550.32
    ENGLEWOOD        CO   80110          5            08/09/01         00
    0433141223                           05           10/01/01          0
    693685                               O            09/01/31
    0


    5318359          B57/G02             F          126,400.00         ZZ
                                         360        126,313.01          1
1


                                       7.875            916.49         80
                                       7.625            916.49
    FRESNO           CA   93728          1            08/20/01         00
    0433198660                           05           10/01/01          0
    2116215                              N            09/01/31
    0


    5319194          E22/G02             F          180,000.00         ZZ
                                         360        179,866.41          1
                                       7.500          1,258.59         80
                                       7.250          1,258.59
    WEST LINN        OR   97068          5            08/07/01         00
    0412813248                           05           10/01/01          0
    0412813248                           O            09/01/31
    0


    5319209          E22/G02             F           37,800.00         ZZ
                                         360         37,775.90          1
                                       8.250            283.98         60
                                       8.000            283.98
    SAN ANTONIO      TX   78223          1            08/13/01         00
    0412840530                           05           10/01/01          0
    0412840530                           N            09/01/31
    0


    5319248          E22/G02             F          272,000.00         ZZ
                                         360        271,803.13          1
                                       7.625          1,925.20         80
                                       7.375          1,925.20
    HALF MOON BAY    CA   94019          1            08/07/01         00
    0412877854                           01           10/01/01          0
    0412877854                           O            09/01/31
    0


    5319287          E22/G02             F           79,000.00         ZZ
                                         360         78,949.63          1
                                       8.250            593.50         73
                                       8.000            593.50
    ROCKWALL         TX   75032          1            08/13/01         00
    0412917031                           05           10/01/01          0
    0412917031                           N            09/01/31
    0


    5319289          E22/G02             F           73,500.00         ZZ
                                         360         73,450.68          2
                                       8.000            539.32         75
                                       7.750            539.32
    AUSTIN           TX   78753          5            08/13/01         00
    0412921934                           05           10/01/01          0
1


    0412921934                           N            09/01/31
    0


    5321199          514/G02             F          332,000.00         ZZ
                                         360        330,242.58          1
                                       7.500          2,321.39         80
                                       7.250          2,321.39
    BOYDS            MD   20841          1            02/28/01         00
    0433224268                           03           04/01/01          0
    741413                               O            03/01/31
    0


    5322710          U05/G02             F          108,000.00         ZZ
                                         360        107,923.77          1
                                       7.750            773.73         80
                                       7.500            773.73
    DALLAS           TX   75228          5            08/27/01         00
    0433189453                           05           10/01/01          0
    3157987                              O            09/01/31
    0


    5332588          737/G02             F          211,500.00         ZZ
                                         360        211,368.54          4
                                       8.375          1,607.55         90
                                       8.125          1,607.55
    CHICAGO          IL   60618          1            08/29/01         12
    0433224870                           05           10/01/01         25
    2035014                              N            09/01/31
    0


    5334025          940/G02             F          102,400.00         ZZ
                                         360        102,329.53          4
                                       7.875            742.47         80
                                       7.625            742.47
    APPLE VALLEY     CA   92307          1            08/16/01         00
    0433206901                           05           10/01/01          0
    65010211                             N            09/01/31
    0


    5338655          U05/G02             F           96,000.00         ZZ
                                         360         96,000.00          1
                                       8.125            712.80         80
                                       7.875            712.80
    AMARILLO         TX   79109          5            09/07/01         00
    0433199544                           05           11/01/01          0
    3158297                              O            10/01/31
    0


1


    5339131          U05/G02             F          180,800.00         ZZ
                                         360        180,665.82          1
                                       7.500          1,264.18         80
                                       7.250          1,264.18
    HOUSTON          TX   77069          5            08/28/01         00
    0433194461                           03           10/01/01          0
    3160692                              O            09/01/31
    0


    5339465          Q57/G02             F           80,000.00         ZZ
                                         360         79,946.32          2
                                       8.000            587.01         70
                                       7.750            587.01
    SWARTMORE        PA   19081          5            08/21/01         00
    0433153947                           05           10/01/01          0
    43900004                             N            09/01/31
    0


    5340117          N47/G02             F          224,000.00         ZZ
                                         360        223,825.26          1
                                       7.250          1,528.07         80
                                       7.000          1,528.07
    LITTLETON        CO   80123          2            08/30/01         00
    0433191046                           05           10/01/01          0
    30311075                             O            09/01/31
    0


    5341701          E22/G02             F           84,000.00         ZZ
                                         360         83,950.41          1
                                       8.625            653.34         95
                                       8.375            653.34
    NEWARK           OH   43055          5            08/09/01         04
    0412877102                           05           10/01/01         30
    0412877102                           O            09/01/31
    0


    5343786          A91/G02             F          207,600.00         ZZ
                                         240        207,225.09          2
                                       7.500          1,672.41         72
                                       7.250          1,672.41
    EAST ROCKAWAY    NY   11518          2            08/24/01         00
    0433189388                           05           10/01/01          0
    5167981                              O            09/01/21
    0


    5343978          806/G02             F          202,000.00         ZZ
                                         360        201,741.49          1
                                       8.250          1,517.56         80
                                       8.000          1,517.56
1


    LOS BANOS        CA   93635          1            07/11/01         00
    0433183274                           05           09/01/01          0
    1060002409                           O            08/01/31
    0


    5344693          Q99/G02             F           80,000.00         ZZ
                                         360         79,944.94          1
                                       7.875            580.06         58
                                       7.625            580.06
    GATLINBURG       TN   37738          5            08/24/01         00
    0433156478                           05           10/01/01          0
    9999999999999                        N            09/01/31
    0


    5346066          J95/J95             F          560,000.00         ZZ
                                         360        559,624.24          1
                                       8.000          4,109.09         67
                                       7.750          4,109.09
    NAGS HEAD        NC   27959          2            08/30/01         00
    18234922                             05           10/01/01          0
    18234922                             N            09/01/31
    0


    5347512          U05/G02             F          123,900.00         ZZ
                                         360        123,824.94          1
                                       8.500            952.68         90
                                       8.250            952.68
    ALSIP            IL   60803          1            08/28/01         01
    0433177516                           05           10/01/01         25
    3157948                              O            09/01/31
    0


    5349717          P21/G02             F          420,000.00         ZZ
                                         360        419,696.02          1
                                       7.625          2,972.73         80
                                       7.375          2,972.73
    ARCADIA          CA   91006          5            08/20/01         00
    0433153723                           05           10/01/01          0
    0108010                              O            09/01/31
    0


    5351375          N74/G02             F           61,750.00         ZZ
                                         240         61,638.49          1
                                       7.500            497.45         94
                                       7.250            497.45
    WEST MEMPHIS     AR   72301          2            08/27/01         10
    0433198769                           05           10/01/01         30
    0029253010                           O            09/01/21
    0
1




    5357505          737/G02             F           67,400.00         ZZ
                                         360         67,353.61          1
                                       7.875            488.70         90
                                       7.625            488.70
    NORTH OGDEN      UT   84414          1            08/20/01         12
    0433188661                           01           10/01/01         25
    2035183                              O            09/01/31
    0


    5359148          L81/G02             F          186,000.00         ZZ
                                         360        185,858.46          1
                                       7.375          1,284.66         80
                                       7.125          1,284.66
    FULLERTON        CA   92832          2            08/15/01         00
    0433126026                           05           10/01/01          0
    013100                               O            09/01/31
    0


    5361480          964/G02             F          448,000.00         ZZ
                                         360        447,667.52          1
                                       7.500          3,132.48         80
                                       7.250          3,132.48
    NOVATO           CA   94947          5            08/24/01         00
    0433189255                           05           10/01/01          0
    140203                               O            09/01/31
    0


    5362312          U62/G02             F           50,000.00         ZZ
                                         240         49,905.47          1
                                       7.125            391.41         74
                                       6.875            391.41
    COLUMBIA CITY    IN   46725          5            08/24/01         00
    0433176336                           05           10/01/01          0
    2001277324                           O            09/01/21
    0


    5362501          Q66/G02             F          111,150.00         ZZ
                                         360        111,077.29          1
                                       8.125            825.29         95
                                       7.875            825.29
    FARIBAULT        MN   55021          1            08/13/01         14
    0433124138                           05           10/01/01         30
    01B0017                              O            09/01/31
    0


    5362832          964/G02             F           68,800.00         ZZ
                                         360         68,800.00          1
1


                                       8.250            516.87         80
                                       8.000            516.87
    LAS VEGAS        NV   89121          1            09/04/01         00
    0433188893                           01           11/01/01          0
    141705                               N            10/01/31
    0


    5363188          E22/G02             F           67,500.00         ZZ
                                         360         67,454.71          2
                                       8.000            495.29         90
                                       7.750            495.29
    LAKE WORTH       FL   33460          1            08/16/01         01
    0412702201                           05           10/01/01         25
    0412702201                           N            09/01/31
    0


    5363196          E22/G02             F          275,000.00         ZZ
                                         360        274,780.08          1
                                       7.125          1,852.73         29
                                       6.875          1,852.73
    LOS GATOS        CA   95032          2            08/08/01         00
    0412824245                           05           10/01/01          0
    0412824245                           O            09/01/31
    0


    5363209          E22/G02             F          399,600.00         ZZ
                                         360        399,325.00          2
                                       7.875          2,897.38         90
                                       7.625          2,897.38
    BROOKLYN         NY   11234          1            08/16/01         01
    0412876831                           05           10/01/01         25
    0412876831                           O            09/01/31
    0


    5363224          E22/G02             F           89,600.00         ZZ
                                         360         89,545.72          1
                                       8.500            688.95         80
                                       8.250            688.95
    GARLAND          TX   75041          5            08/16/01         00
    0412900953                           05           10/01/01          0
    0412900953                           N            09/01/31
    0


    5363251          E22/G02             F          100,000.00         ZZ
                                         360         99,931.18          1
                                       7.875            725.07         23
                                       7.625            725.07
    COLORADO SPRING  CO   80915          5            08/16/01         00
    0412939654                           05           10/01/01          0
1


    0412939654                           O            09/01/31
    0


    5363650          U05/G02             F          320,000.00         ZZ
                                         360        320,000.00          1
                                       8.000          2,348.05         80
                                       7.750          2,348.05
    GAITHERSBURG     MD   20878          5            09/06/01         00
    0433194115                           05           11/01/01          0
    3162389                              O            10/01/31
    0


    5363733          U05/G02             F          260,000.00         ZZ
                                         360        259,821.07          1
                                       7.875          1,885.18         80
                                       7.625          1,885.18
    CANYON LAKE      TX   78133          5            08/27/01         00
    0433189446                           05           10/01/01          0
    3161943                              O            09/01/31
    0


    5364133          S27/G02             F          127,700.00         ZZ
                                         360        127,616.47          4
                                       8.125            948.17         90
                                       7.875            948.17
    JACKSONVILLE     FL   32210          1            08/23/01         10
    0433210895                           05           10/01/01         25
    1010012138                           N            09/01/31
    0


    5364148          962/G02             F           39,000.00         ZZ
                                         360         38,975.14          1
                                       8.250            292.99         54
                                       8.000            292.99
    GLYNDON          MN   56547          5            08/23/01         00
    0433195245                           05           10/01/01          0
    1                                    O            09/01/31
    0


    5364182          S27/G02             F          127,700.00         ZZ
                                         360        127,616.47          4
                                       8.125            948.17         90
                                       7.875            948.17
    JACKSONVILLE     FL   32210          1            08/23/01         10
    0433210887                           05           10/01/01         25
    2020012137                           N            09/01/31
    0


1


    5364245          S27/G02             F          127,700.00         ZZ
                                         360        127,616.47          4
                                       8.125            948.17         90
                                       7.875            948.17
    JACKSONVILLE     FL   32210          1            08/23/01         10
    0433210903                           05           10/01/01         25
    1010012135                           N            09/01/31
    0


    5365681          737/G02             F          125,500.00         ZZ
                                         360        125,411.42          1
                                       7.750            899.10         79
                                       7.500            899.10
    TEMPE            AZ   85282          5            08/22/01         00
    0433188240                           05           10/01/01          0
    2035093                              O            09/01/31
    0


    5368326          U05/G02             F          288,000.00         ZZ
                                         360        287,796.73          1
                                       7.750          2,063.27         90
                                       7.500          2,063.27
    PORTLAND         OR   97206          5            08/22/01         11
    0433177821                           05           10/01/01         25
    3156999                              O            09/01/31
    0


    5369237          H22/G02             F          296,000.00         ZZ
                                         360        296,000.00          2
                                       7.750          2,120.58         80
                                       7.500          2,120.58
    JACKSON HEIGHTS  NY   11369          1            09/06/01         00
    0433217809                           05           11/01/01          0
    0105033                              O            10/01/31
    0


    5369249          E82/G02             F          173,600.00         ZZ
                                         360        173,335.00          1
                                       7.375          1,199.01         74
                                       7.125          1,199.01
    WALNUT           CA   91789          2            07/30/01         00
    0400453171                           05           09/01/01          0
    1935120                              O            08/01/31
    0


    5369261          E82/G02             F           77,950.00         T
                                         360         77,901.55          1
                                       8.375            592.48         80
                                       8.125            592.48
1


    BRIGHTON         MA   02135          2            08/15/01         00
    0400465191                           01           10/01/01          0
    3534520                              O            09/01/31
    0


    5369264          E82/G02             F           92,000.00         ZZ
                                         360         91,933.41          1
                                       7.625            651.17         76
                                       7.375            651.17
    PICKENS          SC   29671          1            08/17/01         00
    0400475729                           05           10/01/01          0
    0400475729                           O            09/01/31
    0


    5369376          940/G02             F          244,800.00         ZZ
                                         360        244,609.03          1
                                       7.250          1,669.97         80
                                       7.000          1,669.97
    APPLE VALLEY     CA   92308          2            08/27/01         00
    0433169893                           05           10/01/01          0
    65010289                             O            09/01/31
    0


    5369518          S11/G02             F          244,000.00         ZZ
                                         360        243,818.92          1
                                       7.500          1,706.08         80
                                       7.250          1,706.08
    CAMARILLO        CA   93012          5            08/24/01         00
    0433226990                           03           10/01/01          0
    10203515                             O            09/01/31
    0


    5369880          964/G02             F          224,000.00         ZZ
                                         360        224,000.00          1
                                       7.375          1,547.11         80
                                       7.125          1,547.11
    CARMICHAEL       CA   95608          5            09/05/01         00
    0433188760                           05           11/01/01          0
    142170                               O            10/01/31
    0


    5370880          P04/G02             F           68,480.00         ZZ
                                         360         68,404.90          1
                                       9.000            551.01         80
                                       8.750            551.01
    ST LOUIS PARK    MN   55416          1            08/02/01         00
    0433124260                           01           09/01/01          0
    951686                               N            08/01/31
    0
1




    5371817          E11/G02             F          236,800.00         ZZ
                                         360        236,628.61          1
                                       7.625          1,676.06         80
                                       7.375          1,676.06
    PRINCETON        MN   55371          1            08/29/01         00
    0433202678                           05           10/01/01          0
    0003001033348                        O            09/01/31
    0


    5371834          588/G02             F          137,250.00         ZZ
                                         360        137,150.66          1
                                       7.625            971.45         90
                                       7.375            971.45
    BETHESDA         MD   20814          1            08/22/01         04
    0433193315                           01           10/01/01         25
    1042817                              O            09/01/31
    0


    5372077          N47/G02             F          408,850.00         ZZ
                                         360        408,538.89          1
                                       7.375          2,823.83         85
                                       7.125          2,823.83
    SAN RAMON        CA   94583          1            08/16/01         04
    0433111978                           03           10/01/01         12
    20510639                             O            09/01/31
    0


    5372425          U62/G02             F          335,000.00         ZZ
                                         360        334,725.41          1
                                       7.000          2,228.76         63
                                       6.750          2,228.76
    WASHINGTON       DC   20007          5            08/26/01         00
    0433170164                           05           10/01/01          0
    2001258367                           N            09/01/31
    0


    5372661          168/168             F          133,650.00         ZZ
                                         360        133,558.02          1
                                       7.875            969.06         84
                                       7.625            969.06
    WHEATFIELD       NY   14120          2            08/03/01         14
    0059537035                           05           10/01/01         12
    0059537035                           O            09/01/31
    0


    5373784          E22/G02             F          256,500.00         ZZ
                                         360        255,903.20          1
1


                                       8.750          2,017.89         90
                                       8.500          2,017.89
    OCEAN CITY       NJ   08226          1            05/15/01         04
    0412673451                           05           07/01/01         25
    0412673451                           N            06/01/31
    0


    5373794          E22/G02             F          114,800.00         T
                                         360        114,721.00          1
                                       7.875            832.38         80
                                       7.625            832.38
    BURLINGTON       VT   05401          1            08/17/01         00
    0412807646                           05           10/01/01          0
    0412807646                           O            09/01/31
    0


    5373861          E22/G02             F          156,150.00         ZZ
                                         360        156,042.53          1
                                       7.875          1,132.20         90
                                       7.625          1,132.20
    PFLUGERVILLE     TX   78660          1            08/16/01         04
    0412911802                           03           10/01/01         30
    0412911802                           O            09/01/31
    0


    5373884          E22/G02             F          122,800.00         ZZ
                                         360        122,708.86          1
                                       7.500            858.64         80
                                       7.250            858.64
    LA HABRA         CA   90631          1            08/13/01         00
    0412923963                           01           10/01/01          0
    0412923963                           O            09/01/31
    0


    5374263          623/G02             F          132,000.00         ZZ
                                         360        131,796.46          1
                                       7.375            911.69         79
                                       7.125            911.69
    CHULA VISTA      CA   91911          5            07/25/01         00
    0433108743                           05           09/01/01          0
    1961610                              O            08/01/31
    0


    5374284          623/G02             F          162,400.00         ZZ
                                         360        162,145.87          1
                                       7.250          1,107.85         80
                                       7.000          1,107.85
    KENNESAW         GA   30152          1            07/25/01         00
    0433109063                           03           09/01/01          0
1


    5368454                              O            08/01/31
    0


    5374531          E82/G02             F          156,600.00         ZZ
                                         360        156,486.65          1
                                       7.625          1,108.41         73
                                       7.375          1,108.41
    GOLDEN           CO   80403          5            08/15/01         00
    0400465845                           05           10/01/01          0
    0400465845                           O            09/01/31
    0


    5374595          737/G02             F          121,500.00         ZZ
                                         360        121,424.48          4
                                       8.375            923.49         90
                                       8.125            923.49
    MILWAUKEE        WI   53218          1            08/27/01         12
    0433223450                           05           10/01/01         25
    2035020                              N            09/01/31
    0


    5375507          168/168             F           54,350.00         ZZ
                                         360         54,237.04          1
                                       7.875            394.08         68
                                       7.625            394.08
    LEWISTON         NY   14092          2            06/11/01         00
    0249748231                           05           08/01/01          0
    0249748231                           O            07/01/31
    0


    5375698          B57/G02             F          150,720.00         ZZ
                                         360        150,605.31          1
                                       7.375          1,040.99         80
                                       7.125          1,040.99
    BAKERSFIELD      CA   93308          1            08/23/01         00
    0433188562                           05           10/01/01          0
    21B0309                              N            09/01/31
    0


    5376143          N34/G02             F          126,000.00         ZZ
                                         360        125,911.07          1
                                       7.750            902.68         90
                                       7.500            902.68
    AURORA           IL   60504          1            08/28/01         11
    0433191012                           03           10/01/01         25
    5318379                              O            09/01/31
    0


1


    5376406          N47/G02             F          270,000.00         ZZ
                                         360        269,789.37          1
                                       7.250          1,841.88         60
                                       7.000          1,841.88
    EL CAJON         CA   92021          2            08/23/01         00
    0433187465                           05           10/01/01          0
    30111535                             O            09/01/31
    0


    5377481          H22/G02             F          300,000.00         ZZ
                                         360        299,782.87          3
                                       7.625          2,123.38         66
                                       7.375          2,123.38
    BAYSIDE          NY   11364          5            08/27/01         00
    0433205606                           05           10/01/01          0
    0107006                              O            09/01/31
    0


    5377645          286/286             F          116,000.00         ZZ
                                         360        115,752.80          1
                                       7.750            831.04         80
                                       7.500            831.04
    MEDFORD          OR   97501          5            06/22/01         00
    419691                               05           08/01/01          0
    419691                               O            07/01/31
    0


    5377665          286/286             F          180,000.00         ZZ
                                         360        178,031.42          1
                                       8.000          1,320.78         80
                                       7.750          1,320.78
    VANCOUVER        WA   98665          2            06/25/01         00
    419503                               05           08/01/01          0
    419503                               O            07/01/31
    0


    5377739          286/286             F           73,600.00         ZZ
                                         360         73,498.35          1
                                       7.875            533.66         80
                                       7.625            533.66
    MORAINE          OH   45418          2            07/11/01         00
    451080                               05           09/01/01          0
    451080                               N            08/01/31
    0


    5377780          286/286             F           38,000.00         ZZ
                                         240         37,822.50          1
                                       8.750            335.82         95
                                       8.500            335.82
1


    BURLINGTON       NJ   08016          1            06/15/01         11
    17572                                01           08/01/01         30
    17572                                O            07/01/21
    0


    5377833          286/286             F           65,000.00         ZZ
                                         360         64,918.91          1
                                       8.375            494.05         79
                                       8.125            494.05
    PONTIAC          MI   48340          5            07/05/01         00
    322210                               05           09/01/01          0
    322210                               N            08/01/31
    0


    5377842          286/286             F           85,000.00         ZZ
                                         360         84,827.76          1
                                       8.000            623.70         60
                                       7.750            623.70
    SOUTHAMPTON      PA   18966          5            06/25/01         00
    9859900                              05           08/01/01          0
    9859900                              O            07/01/31
    0


    5377890          286/286             F           22,600.00         ZZ
                                         360         22,575.23          1
                                       9.000            181.84         80
                                       8.750            181.84
    CLEVELAND        OH   44102          1            07/06/01         00
    9871311                              05           09/01/01          0
    9871311                              N            08/01/31
    0


    5378256          E76/G02             F          253,150.00         ZZ
                                         360        252,966.78          1
                                       7.625          1,791.78         83
                                       7.375          1,791.78
    DENVER           CO   80211          5            08/24/01         12
    0433204906                           05           10/01/01         12
    10007541                             O            09/01/31
    0


    5379307          U05/G02             F          346,000.00         ZZ
                                         360        345,743.22          1
                                       7.500          2,419.28         77
                                       7.250          2,419.28
    SEATTLE          WA   98177          5            08/22/01         00
    0433194388                           05           10/01/01          0
    3159189                              O            09/01/31
    0
1




    5380147          477/G02             F          435,000.00         ZZ
                                         360        435,000.00          1
                                       8.250          3,268.01         80
                                       8.000          3,268.01
    LOS ANGELES      CA   90732          5            09/06/01         00
    0433193901                           05           11/01/01          0
    123151                               O            10/01/31
    0


    5380982          N47/G02             F          168,000.00         ZZ
                                         360        167,892.87          1
                                       8.250          1,262.13         80
                                       8.000          1,262.13
    MARIETTA         GA   30062          2            08/30/01         00
    0433165875                           03           10/01/01          0
    40111995                             N            09/01/31
    0


    5384910          E22/G02             F          119,500.00         ZZ
                                         360        119,411.32          1
                                       7.500            835.56         73
                                       7.250            835.56
    PORTAGE          MI   49024          2            08/14/01         00
    0412709214                           05           10/01/01          0
    0412709214                           O            09/01/31
    0


    5384924          E22/G02             F           79,828.00         ZZ
                                         360         79,771.66          1
                                       7.750            571.90         32
                                       7.500            571.90
    HOUSTON          TX   77009          5            08/15/01         00
    0412808453                           05           10/01/01          0
    0412808453                           O            09/01/31
    0


    5385080          E82/G02             F           52,000.00         ZZ
                                         360         51,964.21          1
                                       7.875            377.04         79
                                       7.625            377.04
    FORT LAUDERDALE  FL   33321          1            08/15/01         00
    0400469896                           03           10/01/01          0
    0400469896                           N            09/01/31
    0


    5385499          N74/G02             F          252,000.00         ZZ
                                         360        251,803.42          1
1


                                       7.250          1,719.08         80
                                       7.000          1,719.08
    PLANO            TX   75024          5            08/23/01         00
    0433191509                           03           10/01/01          0
    0029247010                           O            09/01/31
    0


    5386592          144/144             F          100,000.00         ZZ
                                         360         99,921.99          2
                                       7.250            682.18         80
                                       7.000            682.18
    MIDDLETOWN       NY   10940          1            08/24/01         00
    160672162                            05           10/01/01          0
    160672162                            N            09/01/31
    0


    5387407          W32/G02             F          308,000.00         ZZ
                                         360        307,765.64          1
                                       7.375          2,127.28         80
                                       7.125          2,127.28
    DANA POINT       CA   92629          1            08/24/01         00
    0433180890                           01           10/01/01          0
    0488515                              O            09/01/31
    0


    5391148          U62/G02             F           83,000.00         ZZ
                                         360         82,938.40          1
                                       7.500            580.35         74
                                       7.250            580.35
    EAU CLAIRE       WI   54703          5            08/27/01         00
    0433188513                           05           10/01/01          0
    2001287185                           O            09/01/31
    0


    5394567          624/G02             F          229,500.00         ZZ
                                         360        229,342.06          1
                                       7.875          1,664.03         85
                                       7.625          1,664.03
    CHULA VISTA      CA   91913          5            08/24/01         01
    0433188430                           03           10/01/01         20
    3704011033F                          O            09/01/31
    0


    5395025          964/G02             F          160,000.00         ZZ
                                         360        159,881.26          1
                                       7.500          1,118.74         80
                                       7.250          1,118.74
    PLACERVILLE      CA   95667          5            08/24/01         00
    0433171170                           05           10/01/01          0
1


    139170                               O            09/01/31
    0


    5395581          E22/G02             F          173,650.00         ZZ
                                         360        173,542.06          1
                                       8.375          1,319.87         90
                                       8.125          1,319.87
    SALT LAKE CITY   UT   84107          2            08/08/01         04
    0412771701                           05           10/01/01         25
    0412771701                           O            09/01/31
    0


    5395633          E22/G02             F          408,000.00         ZZ
                                         360        407,689.55          1
                                       7.375          2,817.95         80
                                       7.125          2,817.95
    SAN FRANCISCO    CA   94122          1            08/08/01         00
    0412901092                           07           10/01/01          0
    0412901092                           O            09/01/31
    0


    5395657          E22/G02             F          196,400.00         ZZ
                                         360        196,242.95          1
                                       7.125          1,323.18         87
                                       6.875          1,323.18
    EVERETT          WA   98208          2            08/10/01         04
    0412928871                           05           10/01/01         25
    0412928871                           O            09/01/31
    0


    5395775          U05/G02             F          194,400.00         ZZ
                                         360        194,266.22          1
                                       7.875          1,409.53         80
                                       7.625          1,409.53
    SAN ANTONIO      TX   78216          5            08/28/01         00
    0433189420                           03           10/01/01          0
    3147295                              O            09/01/31
    0


    5396340          E77/G02             F           83,250.00         ZZ
                                         360         83,129.10          1
                                       7.625            589.24         80
                                       7.375            589.24
    PASADENA         MD   21122          1            07/23/01         00
    0433156825                           05           09/01/01          0
    1080001181                           O            08/01/31
    0


1


    5398410          N47/G02             F          453,000.00         ZZ
                                         360        452,663.81          1
                                       7.500          3,167.44         78
                                       7.250          3,167.44
    SAN MARCOS       CA   92069          5            08/24/01         00
    0433165883                           03           10/01/01          0
    30111522                             O            09/01/31
    0


    5398756          E82/G02             F          163,200.00         ZZ
                                         360        163,078.88          1
                                       7.500          1,141.12         75
                                       7.250          1,141.12
    GOLDEN           CO   80007          2            08/17/01         00
    0400474870                           05           10/01/01          0
    0400474870                           O            09/01/31
    0


    5398763          E82/G02             F          168,000.00         ZZ
                                         360        167,878.41          1
                                       7.625          1,189.09         65
                                       7.375          1,189.09
    PEYTON           CO   80831          2            08/16/01         00
    0400471975                           05           10/01/01          0
    0400471975                           O            09/01/31
    0


    5399621          L16/G02             F          208,000.00         ZZ
                                         360        207,845.63          1
                                       7.500          1,454.37         80
                                       7.250          1,454.37
    PROVO            UT   84604          5            08/24/01         00
    0433165792                           05           10/01/01          0
    W0108041                             O            09/01/31
    0


    5400728          H58/G02             F          367,200.00         ZZ
                                         360        366,920.59          1
                                       7.375          2,536.16         80
                                       7.125          2,536.16
    BEAVERTON        OR   97007          1            08/07/01         00
    0433154515                           05           10/01/01          0
    0000071842                           O            09/01/31
    0


    5401849          964/G02             F          180,000.00         ZZ
                                         360        179,872.96          1
                                       7.750          1,289.54         90
                                       7.500          1,289.54
1


    BEND             OR   97702          2            08/28/01         04
    0433181864                           09           10/01/01         25
    139999                               O            09/01/31
    0


    5403231          U05/G02             F           68,000.00         ZZ
                                         360         68,000.00          1
                                       8.125            504.90         80
                                       7.875            504.90
    DENISON          TX   75021          1            09/04/01         00
    0433182805                           05           11/01/01          0
    3155261                              O            10/01/31
    0


    5403259          N47/G02             F          250,000.00         ZZ
                                         360        249,814.46          1
                                       7.500          1,748.04         57
                                       7.250          1,748.04
    SALINAS          CA   93907          2            08/28/01         00
    0433188265                           05           10/01/01          0
    20111536                             O            09/01/31
    0


    5403588          964/G02             F          528,000.00         ZZ
                                         360        528,000.00          2
                                       7.625          3,737.15         80
                                       7.375          3,737.15
    SAN FRANCISCO    CA   94121          5            09/14/01         00
    0433226933                           05           11/01/01          0
    142400                               O            10/01/31
    0


    5403629          964/G02             F          153,000.00         ZZ
                                         360        152,880.65          1
                                       7.250          1,043.73         51
                                       7.000          1,043.73
    REDMOND          WA   98052          5            08/28/01         00
    0433183969                           05           10/01/01          0
    143076                               O            09/01/31
    0


    5403783          624/G02             F          264,000.00         ZZ
                                         360        263,804.07          1
                                       7.500          1,845.93         80
                                       7.250          1,845.93
    SANTA MARIA      CA   93455          1            08/28/01         00
    0433211026                           05           10/01/01          0
    72002711063F                         O            09/01/31
    0
1




    5404153          964/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.375          1,381.35         66
                                       7.125          1,381.35
    PORTLAND         OR   97266          5            09/04/01         00
    0433193869                           03           11/01/01          0
    141908                               O            10/01/31
    0


    5404175          N47/G02             F          315,000.00         ZZ
                                         360        315,000.00          1
                                       7.750          2,256.70         60
                                       7.500          2,256.70
    CAMPBELL         CA   95008          5            09/01/01         00
    0433215928                           05           11/01/01          0
    20311227                             N            10/01/31
    0


    5404625          964/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.375          2,348.30         80
                                       7.125          2,348.30
    VACAVILLE        CA   95688          2            09/12/01         00
    0433206661                           05           11/01/01          0
    142305                               O            10/01/31
    0


    5404626          U62/G02             F          480,000.00         ZZ
                                         360        479,616.16          1
                                       7.125          3,233.84         61
                                       6.875          3,233.84
    BELMONT          CA   94002          5            08/26/01         00
    0433183928                           05           10/01/01          0
    2001284372                           O            09/01/31
    0


    5405704          U62/G02             F          385,000.00         ZZ
                                         360        384,692.12          4
                                       7.125          2,593.82         70
                                       6.875          2,593.82
    WOODSIDE         NY   11377          5            08/27/01         00
    0433185477                           05           10/01/01          0
    2001282702                           O            09/01/31
    0


    5405758          Q57/G02             F          204,000.00         ZZ
                                         360        203,519.69          1
1


                                       7.250          1,391.64         80
                                       7.000          1,391.64
    FONTANA          CA   92336          5            06/07/01         00
    0433187804                           03           08/01/01          0
    40700046                             O            07/01/31
    0


    5407391          E22/G02             F           90,900.00         ZZ
                                         360         90,840.54          1
                                       8.125            674.93         90
                                       7.875            674.93
    WEATHERFORD      OK   73096          2            08/17/01         01
    0412815748                           05           10/01/01         25
    0412815748                           O            09/01/31
    0


    5407398          E22/G02             F          130,000.00         ZZ
                                         360        129,903.52          1
                                       7.500            908.98         85
                                       7.250            908.98
    MIAMI            FL   33193          1            08/22/01         01
    0412831414                           03           10/01/01         12
    0412831414                           O            09/01/31
    0


    5407413          E22/G02             F           38,250.00         ZZ
                                         360         38,228.56          2
                                       8.875            304.33         90
                                       8.625            304.33
    CINCINNATI       OH   45225          1            08/22/01         04
    0412867418                           05           10/01/01         25
    0412867418                           N            09/01/31
    0


    5407421          E22/G02             F          198,000.00         ZZ
                                         360        197,853.06          1
                                       7.500          1,384.44         80
                                       7.250          1,384.44
    HOUSTON          TX   77098          1            08/14/01         00
    0412884827                           05           10/01/01          0
    0412884827                           O            09/01/31
    0


    5407424          E22/G02             F           76,300.00         ZZ
                                         360         76,250.08          1
                                       8.125            566.53         70
                                       7.875            566.53
    SECURITY         CO   80911          5            08/22/01         00
    0412888356                           05           10/01/01          0
1


    0412888356                           N            09/01/31
    0


    5407426          E22/G02             F           90,750.00         ZZ
                                         360         90,685.95          2
                                       7.750            650.14         75
                                       7.500            650.14
    COLORADO SPRING  CO   80905          2            08/22/01         00
    0412889099                           05           10/01/01          0
    0412889099                           N            09/01/31
    0


    5407427          E22/G02             F          132,500.00         ZZ
                                         360        132,408.81          1
                                       7.875            960.72         78
                                       7.625            960.72
    HOUSTON          TX   77069          5            08/10/01         00
    0412890469                           03           10/01/01          0
    0412890469                           O            09/01/31
    0


    5407433          E22/G02             F          400,000.00         ZZ
                                         360        399,703.14          3
                                       7.500          2,796.86         87
                                       7.250          2,796.86
    DENVER           CO   80211          5            08/17/01         04
    0412894768                           05           10/01/01         25
    0412894768                           O            09/01/31
    0


    5407445          E22/G02             F           56,250.00         ZZ
                                         360         56,214.13          1
                                       8.250            422.59         90
                                       8.000            422.59
    CLEARWATER       FL   33755          1            08/22/01         04
    0412907651                           01           10/01/01         25
    0412907651                           O            09/01/31
    0


    5407456          E22/G02             F           78,000.00         ZZ
                                         360         77,937.63          1
                                       7.125            525.50         75
                                       6.875            525.50
    FORT LAUDERDALE  FL   33312          5            08/20/01         00
    0412914681                           05           10/01/01          0
    0412914681                           N            09/01/31
    0


1


    5407459          E22/G02             F           93,500.00         ZZ
                                         360         93,440.38          1
                                       8.250            702.43         75
                                       8.000            702.43
    ATLANTA          GA   30316          5            08/22/01         00
    0412916470                           05           10/01/01          0
    0412916470                           N            09/01/31
    0


    5407461          E22/G02             F           99,750.00         ZZ
                                         360         99,681.35          1
                                       7.875            723.26         95
                                       7.625            723.26
    WILLS POINT      TX   75169          1            08/22/01         01
    0412917304                           05           10/01/01         30
    0412917304                           O            09/01/31
    0


    5407488          E22/G02             F           92,000.00         ZZ
                                         360         91,939.82          2
                                       8.125            683.10         74
                                       7.875            683.10
    REDMOND          OR   97756          5            08/14/01         00
    0412935959                           05           10/01/01          0
    0412935959                           N            09/01/31
    0


    5407494          E22/G02             F          332,500.00         ZZ
                                         360        332,287.98          4
                                       8.250          2,497.96         95
                                       8.000          2,497.96
    BROOKLYN         NY   11233          1            08/22/01         04
    0412949349                           05           10/01/01         30
    0412949349                           O            09/01/31
    0


    5409050          975/G02             F          296,000.00         ZZ
                                         360        295,774.77          1
                                       7.375          2,044.40         80
                                       7.125          2,044.40
    CERRITOS         CA   90703          1            08/13/01         00
    0433181419                           03           10/01/01          0
    2013667                              O            09/01/31
    0


    5409191          U05/G02             F          475,000.00         T
                                         360        474,673.11          1
                                       7.875          3,444.08         67
                                       7.625          3,444.08
1


    BOZMAN           MD   21612          5            09/04/01         00
    0433189339                           05           10/01/01          0
    3151779                              O            09/01/31
    0


    5409227          R65/G02             F          388,000.00         ZZ
                                         360        387,712.05          1
                                       7.500          2,712.95         80
                                       7.250          2,712.95
    CHARLOTTESVILLE  VA   22901          5            08/28/01         00
    0433193950                           05           10/01/01          0
    20013156                             O            09/01/31
    0


    5409552          U35/G02             F           83,700.00         ZZ
                                         360         83,642.40          1
                                       7.875            606.88         90
                                       7.625            606.88
    SACRAMENTO       CA   95822          5            08/27/01         11
    0433188463                           05           10/01/01         25
    1                                    O            09/01/31
    0


    5409799          575/G02             F          198,000.00         ZZ
                                         360        197,705.12          1
                                       7.500          1,384.44         77
                                       7.250          1,384.44
    SMITHFIELD       NC   27577          5            07/24/01         00
    0433122835                           05           09/01/01          0
    12007530                             O            08/01/31
    0


    5410432          K15/G02             F          221,000.00         ZZ
                                         360        220,847.91          1
                                       7.875          1,602.40         85
                                       7.625          1,602.40
    FREEPORT         NY   11520          5            08/27/01         11
    0433171477                           05           10/01/01         12
    0005302360                           O            09/01/31
    0


    5410786          964/G02             F          249,000.00         ZZ
                                         360        249,000.00          1
                                       7.375          1,719.78         75
                                       7.125          1,719.78
    RENTON           WA   98056          5            09/04/01         00
    0433189206                           05           11/01/01          0
    139274                               O            10/01/31
    0
1




    5410840          N47/G02             F          572,000.00         ZZ
                                         360        572,000.00          1
                                       7.375          3,950.66         80
                                       7.125          3,950.66
    UNION CITY       CA   94587          2            09/01/01         00
    0433191020                           05           11/01/01          0
    20311050                             O            10/01/31
    0


    5412463          822/G02             F           98,910.00         ZZ
                                         360         98,776.82          3
                                       8.000            725.77         90
                                       7.750            725.77
    PROVIDENCE       RI   02908          1            07/18/01         10
    0433160249                           05           09/01/01         25
    3806019665                           N            08/01/31
    0


    5412525          196/G02             F           93,200.00         ZZ
                                         360         93,068.01          1
                                       7.750            667.70         67
                                       7.500            667.70
    AUSTIN           TX   78734          5            07/31/01         00
    0433109568                           03           09/01/01          0
    1426105                              N            08/01/31
    0


    5412527          196/G02             F          328,000.00         ZZ
                                         360        327,547.06          1
                                       7.875          2,378.23         82
                                       7.625          2,378.23
    ROHNERT PARK     CA   94928          5            07/17/01         10
    0433187994                           05           09/01/01         12
    1426737                              O            08/01/31
    0


    5412530          196/G02             F          275,000.00         ZZ
                                         360        274,590.52          1
                                       7.500          1,922.85         78
                                       7.250          1,922.85
    BONSALL          CA   92003          5            07/16/01         00
    0433138096                           05           09/01/01          0
    1427165                              O            08/01/31
    0


    5412537          196/G02             F          201,600.00         ZZ
                                         360        201,314.50          1
1


                                       7.750          1,444.29         90
                                       7.500          1,444.29
    GLENDALE         CA   91207          1            07/17/01         11
    0433187978                           01           09/01/01         25
    1428272                              O            08/01/31
    0


    5412545          196/G02             F          238,500.00         ZZ
                                         360        238,186.91          1
                                       8.125          1,770.86         90
                                       7.875          1,770.86
    ST LOUIS         MO   63104          1            07/13/01         10
    0433187952                           05           09/01/01         25
    1432577                              O            08/01/31
    0


    5412550          196/G02             F          293,600.00         ZZ
                                         360        293,233.73          1
                                       8.375          2,231.58         80
                                       8.125          2,231.58
    SONOMA           CA   95476          1            07/12/01         00
    0433136041                           05           09/01/01          0
    1433223                              O            08/01/31
    0


    5412552          196/G02             F          163,200.00         ZZ
                                         360        162,991.14          1
                                       8.250          1,226.07         80
                                       8.000          1,226.07
    REEDS            MO   64859          5            07/26/01         00
    0433110095                           05           09/01/01          0
    1433684                              O            08/01/31
    0


    5412558          196/G02             F          256,500.00         ZZ
                                         360        256,196.02          1
                                       8.625          1,995.04         90
                                       8.375          1,995.04
    MIAMI BEACH      FL   33140          1            08/06/01         11
    0433136280                           06           09/01/01         25
    1436798                              N            08/01/31
    0


    5412961          K15/G02             F           62,900.00         ZZ
                                         360         62,900.00          1
                                       8.375            478.09         85
                                       8.125            478.09
    RANGER           GA   30734          5            08/28/01         26
    0433174752                           05           11/01/01         12
1


    014505302411                         O            10/01/31
    0


    5414615          964/G02             F          131,300.00         ZZ
                                         360        131,200.09          1
                                       7.375            906.86         80
                                       7.125            906.86
    PHOENIX          AZ   85048          2            08/30/01         00
    0433189271                           03           10/01/01          0
    140541                               O            09/01/31
    0


    5415455          E22/G02             F           36,450.00         ZZ
                                         360         36,428.48          1
                                       8.625            283.50         90
                                       8.375            283.50
    AUSTIN           TX   78741          1            08/17/01         04
    0412926560                           01           10/01/01         25
    0412926560                           N            09/01/31
    0


    5415470          E22/G02             F           50,001.00         ZZ
                                         360         49,962.00          1
                                       7.250            341.09         33
                                       7.000            341.09
    NORTH LAS VEGAS  NV   89031          5            08/16/01         00
    0412950024                           03           10/01/01          0
    0412950024                           O            09/01/31
    0


    5415473          E22/G02             F          175,200.00         ZZ
                                         360        175,016.26          1
                                       7.625          1,240.05         80
                                       7.375          1,240.05
    RICHARDSON       TX   75082          1            08/23/01         00
    0412953168                           05           10/01/01          0
    0412953168                           O            09/01/31
    0


    5417192          W05/G02             F           84,000.00         ZZ
                                         360         83,946.44          1
                                       8.250            631.06         80
                                       8.000            631.06
    WEST VALLEY      UT   84120          1            08/30/01         00
    0433171022                           05           10/01/01          0
    00101121                             N            09/01/31
    0


1


    5417843          W53/G02             F           35,000.00         ZZ
                                         360         34,978.80          1
                                       8.500            269.12         27
                                       8.250            269.12
    TWP OF WASHINGT  NJ   07011          5            08/29/01         00
    0433214194                           05           10/01/01          0
    5400654200                           N            09/01/31
    0


    5419909          E47/G02             F          106,000.00         ZZ
                                         360        105,923.28          4
                                       7.625            750.26         41
                                       7.375            750.26
    GREELEY          CO   80631          5            08/24/01         00
    0433128345                           05           10/01/01          0
    7332018236                           O            09/01/31
    0


    5420316          N47/G02             F          192,000.00         ZZ
                                         360        192,000.00          1
                                       7.375          1,326.10         80
                                       7.125          1,326.10
    SAN LORENZO      CA   94580          5            09/01/01         00
    0433187283                           01           11/01/01          0
    20211074                             O            10/01/31
    0


    5420461          E23/G02             F          105,000.00         ZZ
                                         360        104,936.39          1
                                       8.500            807.36         75
                                       8.250            807.36
    SCOTTSDALE       AZ   85257          5            08/29/01         00
    0433166899                           05           10/01/01          0
    41002256                             N            09/01/31
    0


    5420581          964/G02             F          104,600.00         ZZ
                                         360        104,600.00          1
                                       7.250            713.56         80
                                       7.000            713.56
    PRINEVILLE       OR   97754          5            09/04/01         00
    0433189248                           05           11/01/01          0
    144135                               O            10/01/31
    0


    5422717          U62/G02             F           90,000.00         ZZ
                                         360         89,928.03          1
                                       7.125            606.35         72
                                       6.875            606.35
1


    ROCHESTER        MN   55901          5            08/30/01         00
    0433189545                           05           10/01/01          0
    2001273936                           N            09/01/31
    0


    5423837          477/G02             F           90,000.00         ZZ
                                         360         89,931.51          1
                                       7.375            621.61         71
                                       7.125            621.61
    PHOENIX          AZ   85044          1            08/28/01         00
    0433203478                           05           10/01/01          0
    115759                               O            09/01/31
    0


    5425940          N47/G02             F          275,000.00         ZZ
                                         360        274,785.48          1
                                       7.250          1,875.98         80
                                       7.000          1,875.98
    GLEN ELLEN       CA   95476          1            08/29/01         00
    0433186038                           05           10/01/01          0
    20510647                             O            09/01/31
    0


    5427994          E22/G02             F          264,000.00         ZZ
                                         360        263,813.67          1
                                       7.750          1,891.33         80
                                       7.500          1,891.33
    LAKE ELSINORE    CA   92532          5            08/15/01         00
    0412847816                           03           10/01/01          0
    0412847816                           O            09/01/31
    0


    5428068          E22/G02             F           81,000.00         ZZ
                                         360         80,945.65          4
                                       8.000            594.35         75
                                       7.750            594.35
    FRESNO           CA   93705          1            08/17/01         00
    0412932659                           05           10/01/01          0
    0412932659                           N            09/01/31
    0


    5428084          E22/G02             F           80,850.00         ZZ
                                         360         80,764.90          1
                                       7.500            565.31         77
                                       7.250            565.31
    GARLAND          TX   75040          5            08/20/01         00
    0412945123                           05           10/01/01          0
    0412945123                           O            09/01/31
    0
1




    5428088          E22/G02             F           50,000.00         ZZ
                                         360         49,968.92          1
                                       8.375            380.04         80
                                       8.125            380.04
    GOBLES           MI   49055          1            08/24/01         00
    0412952376                           05           10/01/01          0
    0412952376                           N            09/01/31
    0


    5428200          E82/G02             F          260,500.00         ZZ
                                         360        260,320.72          1
                                       7.875          1,888.81         67
                                       7.625          1,888.81
    DOUGLAS          MA   01516          2            08/20/01         00
    0400471207                           05           10/01/01          0
    0400471207                           O            09/01/31
    0


    5428205          E82/G02             F          164,000.00         ZZ
                                         360        163,887.14          2
                                       7.875          1,189.11         80
                                       7.625          1,189.11
    CHICAGO          IL   60651          2            08/20/01         00
    0400469680                           05           10/01/01          0
    3381940                              O            09/01/31
    0


    5428219          E82/G02             F          145,000.00         ZZ
                                         360        144,895.05          1
                                       7.625          1,026.30         78
                                       7.375          1,026.30
    EAST AMHERST     NY   14051          2            08/20/01         00
    0400465241                           05           10/01/01          0
    1991772                              O            09/01/31
    0


    5428691          964/G02             F          107,550.00         ZZ
                                         360        107,468.16          1
                                       7.375            742.82         90
                                       7.125            742.82
    RIDGWAY          CO   81432          1            08/16/01         01
    0433112166                           03           10/01/01         25
    13736                                O            09/01/31
    0


    5432169          K15/G02             F          126,000.00         ZZ
                                         360        126,000.00          1
1


                                       8.500            968.83         90
                                       8.250            968.83
    PORTLAND         MI   48875          5            08/31/01         26
    0433178407                           05           11/01/01         25
    036305306084                         O            10/01/31
    0


    5432514          U05/G02             F          315,000.00         ZZ
                                         360        314,799.14          1
                                       8.250          2,366.49         90
                                       8.000          2,366.49
    VACAVILLE        CA   95688          5            08/28/01         10
    0433192275                           05           10/01/01         25
    3158439                              O            09/01/31
    0


    5433855          J37/286             F          332,000.00         ZZ
                                         360        330,980.15          1
                                       7.375          2,293.04         80
                                       7.125          2,293.04
    LOUISVILLE       KY   40205          5            05/04/01         00
    5391393                              05           07/01/01          0
    5391393                              O            06/01/31
    0


    5435724          U05/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.875          3,625.35         72
                                       7.625          3,625.35
    COLLEYVILLE      TX   76034          5            09/06/01         00
    0433224755                           03           11/01/01          0
    1                                    O            10/01/31
    0


    5436996          964/G02             F          204,000.00         ZZ
                                         360        204,000.00          1
                                       7.375          1,408.98         80
                                       7.125          1,408.98
    FOLSOM           CA   95630          1            09/06/01         00
    0433199130                           05           11/01/01          0
    141034                               O            10/01/31
    0


    5437784          K15/G02             F          306,000.00         ZZ
                                         360        306,000.00          1
                                       8.500          2,352.88         90
                                       8.250          2,352.88
    DURHAM           NC   27712          5            08/31/01         26
    0433190931                           05           11/01/01         25
1


    017105304501                         O            10/01/31
    0


    5437900          G52/G02             F           59,250.00         ZZ
                                         360         59,211.24          1
                                       8.125            439.93         75
                                       7.875            439.93
    ALBUQUERQUE      NM   87110          5            08/14/01         00
    0433146412                           05           10/01/01          0
    5605000873                           N            09/01/31
    0


    5438116          U97/G02             F          360,000.00         ZZ
                                         360        359,758.45          1
                                       8.000          2,641.55         60
                                       7.750          2,641.55
    PACIFICA         CA   94044          5            08/23/01         00
    0433225752                           05           10/01/01          0
    5182991                              O            09/01/31
    0


    5439072          E22/G02             F           33,600.00         ZZ
                                         360         33,579.65          1
                                       8.500            258.35         80
                                       8.250            258.35
    KIOWA            OK   74553          1            08/27/01         00
    0412873044                           05           10/01/01          0
    0412873044                           N            09/01/31
    0


    5439099          E22/G02             F           48,000.00         ZZ
                                         360         47,969.39          1
                                       8.250            360.61         80
                                       8.000            360.61
    LITHONIA         GA   30058          5            08/24/01         00
    0412900482                           01           10/01/01          0
    0412900482                           N            09/01/31
    0


    5439151          E22/G02             F           68,500.00         ZZ
                                         360         68,452.86          1
                                       7.875            496.67         73
                                       7.625            496.67
    DETROIT          MI   48228          5            08/22/01         00
    0412931909                           05           10/01/01          0
    0412931909                           O            09/01/31
    0


1


    5439152          E22/G02             F          100,000.00         ZZ
                                         360         99,932.91          1
                                       8.000            733.76         77
                                       7.750            733.76
    AUSTIN           TX   78736          5            08/22/01         00
    0412934713                           05           10/01/01          0
    0412934713                           O            09/01/31
    0


    5439156          E22/G02             F           57,600.00         ZZ
                                         360         57,564.20          2
                                       8.375            437.80         90
                                       8.125            437.80
    DES MOINES       IA   50313          1            08/27/01         04
    0412937260                           05           10/01/01         25
    0412937260                           N            09/01/31
    0


    5439165          E22/G02             F          379,800.00         ZZ
                                         360        379,551.56          1
                                       8.125          2,820.00         73
                                       7.875          2,820.00
    DENVER           CO   80206          2            08/22/01         00
    0412943326                           09           10/01/01          0
    0412943326                           O            09/01/31
    0


    5439167          E22/G02             F           70,000.00         ZZ
                                         360         69,951.83          1
                                       7.875            507.55         67
                                       7.625            507.55
    PLANO            TX   75075          5            08/22/01         00
    0412947509                           05           10/01/01          0
    0412947509                           O            09/01/31
    0


    5439177          E22/G02             F           81,000.00         ZZ
                                         360         80,945.65          1
                                       8.000            594.35         90
                                       7.750            594.35
    NILES            MI   49120          5            08/22/01         04
    0412955866                           05           10/01/01         25
    0412955866                           O            09/01/31
    0


    5439184          E22/G02             F           70,000.00         ZZ
                                         360         69,951.83          1
                                       7.875            507.55         83
                                       7.625            507.55
1


    TUSCALOOSA       AL   35401          1            08/27/01         04
    0412965543                           05           10/01/01         25
    0412965543                           O            09/01/31
    0


    5439188          E22/G02             F          148,000.00         ZZ
                                         360        147,895.54          1
                                       7.750          1,060.29         80
                                       7.500          1,060.29
    FLOWER MOUND     TX   75022          1            08/24/01         00
    0412970279                           03           10/01/01          0
    0412970279                           O            09/01/31
    0


    5439254          E82/G02             F          145,000.00         ZZ
                                         360        144,892.39          1
                                       7.500          1,013.86         88
                                       7.250          1,013.86
    BRENTWOOD        NY   11717          2            08/24/01         04
    0400460077                           05           10/01/01         25
    0400460077                           O            09/01/31
    0


    5439257          E82/G02             F          126,750.00         ZZ
                                         360        126,662.77          1
                                       7.875            919.03         87
                                       7.625            919.03
    COLLEGE STATION  TX   77845          2            08/20/01         04
    0400455689                           05           10/01/01         30
    3378219                              O            09/01/31
    0


    5439259          E82/G02             F          113,500.00         ZZ
                                         360        113,415.77          1
                                       7.500            793.61         71
                                       7.250            793.61
    LAKE OSWEGO      OR   97034          2            08/24/01         00
    0400480588                           05           10/01/01          0
    1946877                              O            09/01/31
    0


    5439263          E82/G02             F          148,900.00         ZZ
                                         360        148,789.50          1
                                       7.500          1,041.13         76
                                       7.250          1,041.13
    FREDERICKSBURG   VA   22405          2            08/24/01         00
    0400478095                           05           10/01/01          0
    0400478095                           O            09/01/31
    0
1




    5439264          E82/G02             F          364,100.00         ZZ
                                         360        363,843.02          1
                                       7.750          2,608.46         77
                                       7.500          2,608.46
    WOODRIDGE        IL   60517          2            08/24/01         00
    0400472460                           05           10/01/01          0
    3243635                              O            09/01/31
    0


    5439269          E82/G02             F          243,800.00         ZZ
                                         360        243,619.07          1
                                       7.500          1,704.68         48
                                       7.250          1,704.68
    FRANKLIN         MI   48025          2            08/24/01         00
    0400477162                           05           10/01/01          0
    4248978                              O            09/01/31
    0


    5439276          E82/G02             F          160,000.00         ZZ
                                         360        159,887.07          1
                                       7.750          1,146.26         59
                                       7.500          1,146.26
    REVERE           MA   02151          5            08/24/01         00
    0400457099                           05           10/01/01          0
    0400457099                           O            09/01/31
    0


    5439278          E82/G02             F          266,000.00         ZZ
                                         360        265,802.59          1
                                       7.500          1,859.91         75
                                       7.250          1,859.91
    CLOSTER          NJ   07624          2            08/24/01         00
    0400474169                           05           10/01/01          0
    0400474169                           O            09/01/31
    0


    5439279          E82/G02             F          252,000.00         ZZ
                                         360        251,822.14          1
                                       7.750          1,805.36         80
                                       7.500          1,805.36
    SOUTH BOSTON     MA   02127          2            08/23/01         00
    0400471868                           05           10/01/01          0
    1978179                              O            09/01/31
    0


    5439692          N47/G02             F          225,000.00         ZZ
                                         360        224,841.19          3
1


                                       7.750          1,611.93         56
                                       7.500          1,611.93
    LOS ANGELES      CA   90026          2            08/30/01         00
    0433191061                           05           10/01/01          0
    30111288                             N            09/01/31
    0


    5440207          758/G02             F          403,200.00         ZZ
                                         360        402,915.43          1
                                       7.750          2,888.57         80
                                       7.500          2,888.57
    HOUSTON          TX   77025          5            08/10/01         00
    0433174505                           05           10/01/01          0
    300416                               O            09/01/31
    0


    5441149          A06/G02             F          475,000.00         ZZ
                                         360        474,638.56          1
                                       7.375          3,280.71         47
                                       7.125          3,280.71
    BLOOMFIELD HILL  MI   48301          5            08/31/01         00
    0433197225                           05           10/01/01          0
    10000020126353                       O            09/01/31
    0


    5441317          F25/G02             F          304,000.00         ZZ
                                         360        304,000.00          1
                                       7.750          2,177.89         80
                                       7.500          2,177.89
    NEW HYDE PARK    NY   11040          5            08/30/01         00
    0433227246                           05           11/01/01          0
    9999999999999                        O            10/01/31
    0


    5441364          964/G02             F          200,000.00         T
                                         360        200,000.00          1
                                       7.625          1,415.59         80
                                       7.375          1,415.59
    RANCHO MIRAGE    CA   92270          1            09/04/01         00
    0433214012                           01           11/01/01          0
    129373                               O            10/01/31
    0


    5441518          964/G02             F          292,800.00         ZZ
                                         360        292,800.00          1
                                       7.500          2,047.30         80
                                       7.250          2,047.30
    MANTECA          CA   95337          1            09/05/01         00
    0433199437                           05           11/01/01          0
1


    134657                               O            10/01/31
    0


    5443768          624/G02             F          229,350.00         ZZ
                                         360        229,350.00          1
                                       7.750          1,643.09         80
                                       7.500          1,643.09
    CASTAIC          CA   91384          1            08/30/01         00
    0433159886                           03           11/01/01          0
    34900111686F                         N            10/01/31
    0


    5443938          K15/G02             F           62,900.00         ZZ
                                         360         62,900.00          1
                                       8.375            478.09         90
                                       8.125            478.09
    UNION CITY       IN   47390          5            08/31/01         26
    0433176500                           05           11/01/01         25
    033705302990                         O            10/01/31
    0


    5446423          J37/286             F          500,000.00         ZZ
                                         360        498,074.17          1
                                       7.375          3,453.38         78
                                       7.125          3,453.38
    HOLLISTER        CA   95023          5            04/25/01         00
    0005391149                           05           06/01/01          0
    0005391149                           O            05/01/31
    0


    5446890          624/G02             F          138,900.00         ZZ
                                         360        138,804.41          1
                                       7.875          1,007.12         75
                                       7.625          1,007.12
    CEDAR CITY       UT   84720          1            08/31/01         00
    0433194479                           05           10/01/01          0
    64200810383                          O            09/01/31
    0


    5447987          U62/G02             F          348,000.00         ZZ
                                         360        348,000.00          1
                                       7.250          2,373.97         80
                                       7.000          2,373.97
    IRVINE           CA   92620          5            09/05/01         00
    0433217551                           05           11/01/01          0
    2001270161                           O            10/01/31
    0


1


    5448328          964/G02             F          174,200.00         ZZ
                                         360        174,200.00          4
                                       7.875          1,263.07         80
                                       7.625          1,263.07
    GRANTS PASS      OR   97526          1            09/13/01         00
    0433205986                           03           11/01/01          0
    144003                               N            10/01/31
    0


    5449885          U05/G02             F           86,250.00         ZZ
                                         360         86,250.00          1
                                       8.125            640.40         76
                                       7.875            640.40
    POMPANO BEACH    FL   33064          5            09/06/01         00
    0433192523                           05           11/01/01          0
    3160054                              N            10/01/31
    0


    5450549          E22/G02             F           94,000.00         ZZ
                                         360         93,930.24          1
                                       7.500            657.26         77
                                       7.250            657.26
    LAKEWOOD         WA   98499          1            08/17/01         00
    0412915613                           05           10/01/01          0
    0412915613                           O            09/01/31
    0


    5450572          E22/G02             F           55,800.00         ZZ
                                         360         55,766.20          1
                                       8.500            429.05         90
                                       8.250            429.05
    HUMBLE           TX   77346          2            08/27/01         01
    0412927865                           05           10/01/01         30
    0412927865                           N            09/01/31
    0


    5450907          642/G02             F          101,650.00         ZZ
                                         360        101,650.00          1
                                       7.750            728.23         95
                                       7.500            728.23
    SUNRISE          FL   33313          5            09/13/01         10
    0433208006                           05           11/01/01         30
    07186101                             O            10/01/31
    0


    5454353          J37/286             F          375,000.00         ZZ
                                         360        373,819.22          1
                                       7.250          2,558.16         75
                                       7.000          2,558.16
1


    EL CAJON         CA   92019          2            05/04/01         00
    5391836                              05           07/01/01          0
    5391836                              O            06/01/31
    0


    5454694          964/G02             F          164,000.00         ZZ
                                         360        164,000.00          1
                                       7.375          1,132.71         80
                                       7.125          1,132.71
    LOS VEGAS        NV   89123          2            09/04/01         00
    0433194313                           03           11/01/01          0
    143042                               O            10/01/31
    0


    5459428          E22/G02             F          428,000.00         ZZ
                                         360        427,690.22          1
                                       7.625          3,029.36         80
                                       7.375          3,029.36
    CORAL SPRINGS    FL   33065          5            08/24/01         00
    0412911471                           05           10/01/01          0
    0412911471                           O            09/01/31
    0


    5459470          E22/G02             F           80,000.00         T
                                         360         79,950.27          1
                                       8.375            608.06         45
                                       8.125            608.06
    BOCA RATON       FL   33433          2            08/29/01         00
    0412939084                           01           10/01/01          0
    0412939084                           O            09/01/31
    0


    5459477          E22/G02             F          144,000.00         ZZ
                                         360        143,887.67          1
                                       7.250            982.33         62
                                       7.000            982.33
    SEGUIN           TX   78155          5            08/22/01         00
    0412941684                           03           10/01/01          0
    0412941684                           O            09/01/31
    0


    5459489          E22/G02             F          143,000.00         ZZ
                                         360        142,888.45          1
                                       7.250            975.51         79
                                       7.000            975.51
    PLAISTOW         NH   03865          1            08/29/01         00
    0412946857                           01           10/01/01          0
    0412946857                           O            09/01/31
    0
1




    5459512          E22/G02             F           58,500.00         ZZ
                                         360         58,464.56          2
                                       8.500            449.81         90
                                       8.250            449.81
    ELKHART          IN   46516          1            08/29/01         04
    0412967705                           05           10/01/01         25
    0412967705                           N            09/01/31
    0


    5459940          964/G02             F          250,000.00         ZZ
                                         360        250,000.00          1
                                       7.750          1,791.03         90
                                       7.500          1,791.03
    MANCHESTER       WA   98353          2            09/07/01         01
    0433195757                           05           11/01/01         25
    128334                               O            10/01/31
    0


    5461160          E82/G02             F          316,000.00         ZZ
                                         360        315,776.97          3
                                       7.750          2,263.86         80
                                       7.500          2,263.86
    DOWNEY           CA   90241          2            08/27/01         00
    0400457768                           05           10/01/01          0
    1970878                              O            09/01/31
    0


    5461163          E82/G02             F          137,000.00         T
                                         360        136,905.71          1
                                       7.875            993.35         53
                                       7.625            993.35
    MACKINAW CITY    MI   49701          2            08/27/01         00
    0400470340                           05           10/01/01          0
    3844823                              O            09/01/31
    0


    5461174          E82/G02             F          153,600.00         ZZ
                                         360        153,506.95          4
                                       8.500          1,181.05         80
                                       8.250          1,181.05
    CAMP HILL        PA   17011          1            08/30/01         00
    0400471082                           05           10/01/01          0
    0400471082                           N            09/01/31
    0


    5461405          U05/G02             F          118,750.00         ZZ
                                         360        118,750.00          1
1


                                       8.250            892.13         95
                                       8.000            892.13
    HIALEAH          FL   33013          1            09/05/01         11
    0433189347                           05           11/01/01         30
    3164626                              O            10/01/31
    0


    5461568          K15/G02             F           81,400.00         ZZ
                                         360         81,400.00          1
                                       8.375            618.70         89
                                       8.125            618.70
    MT. PLEASANT     TN   38474          5            09/05/01         26
    0433190949                           05           11/01/01         25
    003805301932                         O            10/01/31
    0


    5461655          P67/G02             F          240,000.00         ZZ
                                         360        240,000.00          3
                                       8.375          1,824.17         65
                                       8.125          1,824.17
    JAMAICA PLAIN    MA   02130          5            09/06/01         00
    0433215001                           05           11/01/01          0
    1                                    N            10/01/31
    0


    5461796          B39/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       8.500          1,384.04         90
                                       8.250          1,384.04
    MAPLEWOOD        MN   55117          1            09/04/01         04
    0433201639                           05           11/01/01         25
    20012097F                            O            10/01/31
    0


    5461845          E22/G02             F          102,400.00         ZZ
                                         360        102,324.00          1
                                       7.500            716.00         37
                                       7.250            716.00
    FLUSHING         MI   48433          5            08/23/01         00
    0412943474                           05           10/01/01          0
    0412943474                           O            09/01/31
    0


    5461891          623/G02             F          132,000.00         ZZ
                                         360        131,808.31          1
                                       7.625            934.29         80
                                       7.375            934.29
    LONGMONT         CO   80501          5            07/23/01         00
    0433145307                           05           09/01/01          0
1


    1977599                              O            08/01/31
    0


    5461936          623/G02             F           85,500.00         ZZ
                                         360         85,378.91          1
                                       7.750            612.54         80
                                       7.500            612.54
    MERCED           CA   95340          1            07/25/01         00
    0433145174                           05           09/01/01          0
    1985694                              O            08/01/31
    0


    5461967          623/G02             F          313,500.00         ZZ
                                         360        313,255.44          1
                                       7.250          2,138.62         95
                                       7.000          2,138.62
    WALNUT           CA   91789          1            08/01/01         04
    0433145059                           05           10/01/01         30
    1987767                              O            09/01/31
    0


    5461975          623/G02             F           72,960.00         ZZ
                                         360         72,762.23          1
                                       8.000            535.35         80
                                       7.750            535.35
    CARRBORO         NC   27510          1            05/29/01         00
    0433145091                           03           07/01/01          0
    2786237                              O            06/01/31
    0


    5462041          623/G02             F           99,500.00         ZZ
                                         360         99,355.52          1
                                       7.625            704.25         69
                                       7.375            704.25
    BEREA            OH   44017          2            07/31/01         00
    0433144102                           05           09/01/01          0
    5365307                              O            08/01/31
    0


    5462068          623/G02             F          115,200.00         ZZ
                                         360        115,046.81          1
                                       8.750            906.28         72
                                       8.500            906.28
    GAINESVILLE      GA   30506          2            07/27/01         00
    0433144433                           03           09/01/01          0
    5368276                              O            08/01/31
    0


1


    5462083          623/G02             F           64,000.00         ZZ
                                         360         63,960.22          1
                                       8.375            486.45         80
                                       8.125            486.45
    COLUMBUS         OH   43232          5            08/03/01         00
    0433144516                           05           10/01/01          0
    5369909                              O            09/01/31
    0


    5462090          623/G02             F          189,600.00         ZZ
                                         360        189,462.77          1
                                       7.625          1,341.98         80
                                       7.375          1,341.98
    MEDINA           OH   44256          5            08/03/01         00
    0433144540                           05           10/01/01          0
    5370820                              O            09/01/31
    0


    5462193          P67/G02             F          176,800.00         ZZ
                                         360        176,800.00          2
                                       8.250          1,328.24         80
                                       8.000          1,328.24
    ROSLINDALE       MA   02131          2            09/06/01         00
    0433223922                           05           11/01/01          0
    1                                    N            10/01/31
    0


    5462256          964/G02             F           43,000.00         ZZ
                                         360         43,000.00          1
                                       8.375            326.83         32
                                       8.125            326.83
    PORTLAND         OR   97215          5            09/05/01         00
    0433203072                           05           11/01/01          0
    97475                                N            10/01/31
    0


    5462291          E82/G02             F          160,500.00         ZZ
                                         360        160,392.31          1
                                       8.000          1,177.69         80
                                       7.750          1,177.69
    FOLSOM           CA   95630          2            08/23/01         00
    0400472692                           05           10/01/01          0
    1977093                              N            09/01/31
    0


    5462419          E47/G02             F          203,400.00         ZZ
                                         360        203,400.00          1
                                       7.875          1,474.79         90
                                       7.625          1,474.79
1


    AUSTIN           TX   78734          1            09/06/01         11
    0433207867                           03           11/01/01         25
    7323011381                           O            10/01/31
    0


    5464363          Q99/G02             F          150,000.00         ZZ
                                         360        150,000.00          1
                                       7.750          1,074.62         84
                                       7.500          1,074.62
    RAMSEY           MN   55303          5            09/05/01         14
    0433176161                           05           11/01/01         12
    012059                               O            10/01/31
    0


    5465075          J37/286             F          402,500.00         ZZ
                                         360        400,949.71          1
                                       7.375          2,779.97         70
                                       7.125          2,779.97
    SANTA CLARA      CA   95054          5            04/26/01         00
    0005391127                           05           06/01/01          0
    0005391127                           O            05/01/31
    0


    5465429          J37/286             F          564,000.00         ZZ
                                         360        562,224.07          1
                                       7.250          3,847.48         75
                                       7.000          3,847.48
    ATLANTA          GA   30306          2            05/16/01         00
    5391743                              05           07/01/01          0
    5391743                              O            06/01/31
    0


    5465733          624/G02             F          148,500.00         ZZ
                                         360        148,500.00          3
                                       8.375          1,128.71         90
                                       8.125          1,128.71
    WHITTIER         CA   90601          1            09/04/01         01
    0433225083                           05           11/01/01         25
    46200110203F                         N            10/01/31
    0


    5465782          J37/286             F          357,600.00         ZZ
                                         360        356,222.68          1
                                       7.375          2,469.85         80
                                       7.125          2,469.85
    UNION CITY       CA   94587          5            04/19/01         00
    0005391220                           05           06/01/01          0
    0005391220                           O            05/01/31
    0
1




    5465798          J37/286             F          440,000.00         ZZ
                                         360        438,579.98          1
                                       7.125          2,964.36         80
                                       6.875          2,964.36
    ALEXANDRIA       VA   22312          1            05/11/01         00
    5391744                              03           07/01/01          0
    5391744                              O            06/01/31
    0


    5466241          J37/286             F          416,000.00         ZZ
                                         360        414,722.10          1
                                       7.375          2,873.21         80
                                       7.125          2,873.21
    BIRMINGHAM       AL   35216          5            05/01/01         00
    5391494                              05           07/01/01          0
    5391494                              O            06/01/31
    0


    5466785          N47/G02             F          344,000.00         ZZ
                                         360        344,000.00          1
                                       7.375          2,375.92         80
                                       7.125          2,375.92
    PLEASANTON       CA   94566          1            09/06/01         00
    0433223518                           05           11/01/01          0
    20211347                             O            10/01/31
    0


    5466952          624/G02             F          191,250.00         ZZ
                                         360        191,250.00          4
                                       8.250          1,436.80         90
                                       8.000          1,436.80
    HURRICANE        UT   84737          1            09/05/01         10
    0433157682                           05           11/01/01         25
    64500610343F                         N            10/01/31
    0


    5467634          253/253             F          265,500.00         ZZ
                                         360        265,297.97          1
                                       7.375          1,833.75         69
                                       7.125          1,833.75
    SANTA FE         NM   87505          2            08/10/01         00
    973355                               03           10/01/01          0
    973355                               O            09/01/31
    0


    5468097          964/G02             F          364,000.00         ZZ
                                         360        364,000.00          1
1


                                       7.750          2,607.74         80
                                       7.500          2,607.74
    ALPINE           CA   91901          5            09/14/01         00
    0433208063                           05           11/01/01          0
    141241                               O            10/01/31
    0


    5468358          L21/G02             F          246,300.00         ZZ
                                         360        246,150.79          1
                                       8.500          1,893.83         80
                                       8.250          1,893.83
    CANTON           GA   30114          2            08/23/01         00
    0433198454                           05           10/01/01          0
    FL0070781                            O            09/01/31
    0


    5468479          L60/F27             F           70,500.00         ZZ
                                         360         70,165.03          1
                                       7.250            480.93         59
                                       7.000            480.93
    MCDONOUGH        GA   30252          1            03/30/01         00
    6990334054                           03           05/01/01          0
    6990334054                           O            04/01/31
    0


    5468483          L60/F27             F           92,000.00         ZZ
                                         360         91,682.79          1
                                       7.250            627.60         80
                                       7.000            627.60
    RICHMOND         VA   23227          5            06/14/01         00
    6960175369                           05           08/01/01          0
    6960175369                           O            07/01/31
    0


    5468487          L60/F27             F          108,800.00         ZZ
                                         360        108,625.46          1
                                       7.125            733.01         80
                                       6.875            733.01
    CHESTERTOWN      MD   21620          5            06/26/01         00
    6960184783                           05           09/01/01          0
    6960184783                           O            08/01/31
    0


    5468489          L60/F27             F          111,750.00         ZZ
                                         360        111,505.81          1
                                       7.625            790.96         75
                                       7.375            790.96
    FAIRVIEW         NC   28730          2            06/22/01         00
    6610393320                           05           08/01/01          0
1


    6610393320                           O            07/01/31
    0


    5468490          L60/F27             F          112,000.00         ZZ
                                         240        111,581.64          1
                                       7.250            885.22         76
                                       7.000            885.22
    SPRING GROVE     VA   23881          2            07/12/01         00
    6920084107                           05           09/01/01          0
    6920084107                           O            08/01/21
    0


    5468491          L60/F27             F          114,000.00         ZZ
                                         360        113,842.58          1
                                       7.875            826.58         80
                                       7.625            826.58
    FAYETTEVILLE     NC   28304          2            07/05/01         00
    6610515604                           05           09/01/01          0
    6610515604                           O            08/01/31
    0


    5468492          L60/F27             F          129,000.00         ZZ
                                         360        128,817.32          1
                                       7.750            924.17         75
                                       7.500            924.17
    CHAPEL HILL      NC   27514          2            07/16/01         00
    6610751642                           05           09/01/01          0
    6610751642                           O            08/01/31
    0


    5468493          L60/F27             F          152,000.00         ZZ
                                         360        151,533.07          1
                                       7.375          1,049.83         78
                                       7.125          1,049.83
    MANTEO           NC   27954          5            05/17/01         00
    6610689408                           05           07/01/01          0
    6610689408                           O            06/01/31
    0


    5468499          L60/F27             F          189,000.00         ZZ
                                         360        187,613.90          1
                                       7.625          1,337.73         75
                                       7.375          1,337.73
    FAIRFAX          VA   22033          5            06/15/01         00
    6960177132                           05           08/01/01          0
    6960177132                           O            07/01/31
    0


1


    5468590          L60/F27             F          450,000.00         ZZ
                                         360        448,991.81          1
                                       7.500          3,146.47         80
                                       7.250          3,146.47
    WARRENTON        VA   20186          2            06/18/01         00
    6990344920                           05           08/01/01          0
    6990344920                           O            07/01/31
    0


    5468607          L60/F27             F          500,000.00         ZZ
                                         360        498,934.44          1
                                       7.750          3,582.07         72
                                       7.500          3,582.07
    PASADENA         MD   21122          2            06/15/01         00
    6990383926                           05           08/01/01          0
    6990383926                           O            07/01/31
    0


    5468624          L60/F27             F          584,000.00         ZZ
                                         360        583,151.94          1
                                       7.625          4,133.52         80
                                       7.375          4,133.52
    JACKSON          MS   39211          5            06/29/01         00
    6960163468                           05           09/01/01          0
    6960163468                           O            08/01/31
    0


    5468701          K79/G02             F          506,000.00         ZZ
                                         360        505,624.47          1
                                       7.500          3,538.03         75
                                       7.250          3,538.03
    PORTSMOUTH       RI   02871          1            08/28/01         00
    0433170420                           05           10/01/01          0
    13983                                O            09/01/31
    0


    5469140          A52/G02             F          214,000.00         ZZ
                                         360        213,852.73          1
                                       7.875          1,551.65         88
                                       7.625          1,551.65
    TITUS            AL   36080          5            08/23/01         11
    0433165859                           05           10/01/01         25
    15970                                O            09/01/31
    0


    5469226          964/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       7.500            783.12         80
                                       7.250            783.12
1


    PORTLAND         OR   97266          5            09/07/01         00
    0433191814                           05           11/01/01          0
    138570                               O            10/01/31
    0


    5469796          U05/G02             F           72,800.00         ZZ
                                         360         72,754.75          1
                                       8.375            553.33         80
                                       8.125            553.33
    CASSOPOLIS       MI   49031          5            08/22/01         00
    0433190923                           05           10/01/01          0
    3155293                              N            09/01/31
    0


    5471396          E22/G02             F          172,956.00         T
                                         360        172,833.93          1
                                       7.750          1,239.08         80
                                       7.500          1,239.08
    WINDSOR          CO   80550          1            08/30/01         00
    0412978165                           09           10/01/01          0
    0412978165                           O            09/01/31
    0


    5471435          J37/286             F          380,000.00         ZZ
                                         360        378,832.68          1
                                       7.375          2,624.57         80
                                       7.125          2,624.57
    SEATTLE          WA   98199          1            04/30/01         00
    0005391216                           05           07/01/01          0
    0005391216                           O            06/01/31
    0


    5471674          J37/286             F          368,000.00         ZZ
                                         360        366,547.14          1
                                       7.250          2,510.41         80
                                       7.000          2,510.41
    ESCONDIDO        CA   92026          5            04/23/01         00
    5391203                              05           06/01/01          0
    5391203                              O            05/01/31
    0


    5471810          J37/286             F          565,000.00         ZZ
                                         360        562,823.84          1
                                       7.375          3,902.31         73
                                       7.125          3,902.31
    LIVERMORE        CA   94550          2            04/19/01         00
    5391114                              05           06/01/01          0
    5391114                              O            05/01/31
    0
1




    5471939          J37/286             F          216,000.00         ZZ
                                         360        215,319.87          2
                                       7.250          1,473.50         54
                                       7.000          1,473.50
    SAN DIEGO        CA   92107          2            05/08/01         00
    0005391676                           05           07/01/01          0
    0005391676                           O            06/01/31
    0


    5472361          U05/G02             F          185,250.00         ZZ
                                         360        185,250.00          1
                                       8.000          1,359.30         95
                                       7.750          1,359.30
    WOODRIDGE        IL   60517          2            09/07/01         10
    0433190303                           05           11/01/01         30
    3166197                              O            10/01/31
    0


    5472485          A52/G02             F          273,942.00         ZZ
                                         360        273,942.00          1
                                       7.250          1,868.77         79
                                       7.000          1,868.77
    SUWANEE          GA   30024          1            09/05/01         00
    0433189057                           05           11/01/01          0
    16214                                O            10/01/31
    0


    5472677          696/G02             F          218,250.00         ZZ
                                         360        218,099.81          1
                                       7.875          1,582.46         80
                                       7.625          1,582.46
    FORT WASHINGTON  MD   20744          1            08/22/01         00
    0433223435                           05           10/01/01          0
    30101184                             O            09/01/31
    0


    5472983          J37/286             F          179,500.00         T
                                         360        179,000.99          1
                                       7.875          1,301.50         35
                                       7.625          1,301.50
    PALM SPRINGS     CA   92262          2            05/02/01         00
    5391657                              05           07/01/01          0
    5391657                              O            06/01/31
    0


    5473140          076/076             F          105,000.00         ZZ
                                         360        104,854.99          1
1


                                       7.875            761.33         60
                                       7.625            761.33
    NORTH ATTLEBORO  MA   02760          5            07/26/01         00
    5323573                              05           09/01/01          0
    5323573                              O            08/01/31
    0


    5473141          076/076             F          100,000.00         ZZ
                                         240         99,471.24          1
                                       7.750            820.95         67
                                       7.500            820.95
    INWOOD           NY   11096          5            06/29/01         00
    5329725                              05           08/01/01          0
    5329725                              O            07/01/21
    0


    5473143          076/076             F           90,000.00         ZZ
                                         360         89,881.85          1
                                       8.125            668.25         70
                                       7.875            668.25
    WOODBRIDGE       NJ   07095          1            07/10/01         00
    5369653                              05           09/01/01          0
    5369653                              O            08/01/31
    0


    5473146          076/076             F          118,750.00         ZZ
                                         360        118,601.86          3
                                       8.375            902.59         95
                                       8.125            902.59
    CHEYENNE         WY   82001          1            07/16/01         10
    5403493                              05           09/01/01         30
    5403493                              O            08/01/31
    0


    5473149          076/076             F          102,000.00         T
                                         360        101,859.15          1
                                       7.875            739.57         43
                                       7.625            739.57
    INDIAN RIVER     MI   49749          5            07/17/01         00
    5452843                              05           09/01/01          0
    5452843                              O            08/01/31
    0


    5473155          076/076             F          200,000.00         ZZ
                                         360        199,709.56          1
                                       7.625          1,415.59         69
                                       7.375          1,415.59
    INDIANAPOLIS     IN   46236          2            07/09/01         00
    5529183                              05           09/01/01          0
1


    5529183                              O            08/01/31
    0


    5473159          076/076             F          172,150.00         ZZ
                                         360        171,900.01          1
                                       7.625          1,218.47         80
                                       7.375          1,218.47
    KANSAS CITY      MO   64154          1            07/20/01         00
    5564385                              05           09/01/01          0
    5564385                              O            08/01/31
    0


    5473163          076/076             F          108,000.00         ZZ
                                         360        107,932.87          1
                                       8.375            820.88         80
                                       8.125            820.88
    MIAMI            FL   33184          5            07/30/01         00
    5622154                              05           10/01/01          0
    5622154                              O            09/01/31
    0


    5473221          J37/286             F          356,000.00         ZZ
                                         360        354,907.97          1
                                       7.500          2,489.20         80
                                       7.250          2,489.20
    COLUMBIA         IL   62236          5            05/14/01         00
    5391658                              05           07/01/01          0
    5391658                              O            06/01/31
    0


    5473854          J37/286             F          322,500.00         ZZ
                                         360        321,509.32          1
                                       7.375          2,227.43         75
                                       7.125          2,227.43
    TRACY            CA   95304          5            05/03/01         00
    5391659                              05           07/01/01          0
    5391659                              O            06/01/31
    0


    5474116          964/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.125          1,852.73         77
                                       6.875          1,852.73
    BUELLTON         CA   93427          5            09/06/01         00
    0433205218                           05           11/01/01          0
    142605                               O            10/01/31
    0


1


    5475425          J37/286             F          453,600.00         ZZ
                                         360        452,306.94          1
                                       7.750          3,249.65         80
                                       7.500          3,249.65
    SANTA MONICA     CA   90405          5            05/02/01         00
    5391796                              05           07/01/01          0
    5391796                              O            06/01/31
    0


    5476506          J37/286             F          480,000.00         ZZ
                                         360        478,240.74          1
                                       7.625          3,397.41         80
                                       7.375          3,397.41
    CAVE CREEK       AZ   85331          5            04/18/01         00
    5391210                              03           06/01/01          0
    5391210                              O            05/01/31
    0


    5477041          286/286             F          182,000.00         ZZ
                                         360        181,592.26          1
                                       7.500          1,272.57         69
                                       7.250          1,272.57
    NOVATO           CA   94947          5            06/26/01         00
    9828237                              01           08/01/01          0
    9828237                              O            07/01/31
    0


    5477046          286/286             F          432,000.00         ZZ
                                         360        430,982.88          1
                                       7.250          2,947.00         80
                                       7.000          2,947.00
    NORTHRIDGE AREA  CA   91326          5            06/20/01         00
    9852245                              05           08/01/01          0
    9852245                              O            07/01/31
    0


    5477050          286/286             F          134,400.00         ZZ
                                         360        134,098.91          1
                                       7.500            939.74         68
                                       7.250            939.74
    LONG BEACH       CA   90807          5            06/25/01         00
    9859961                              05           08/01/01          0
    9859961                              O            07/01/31
    0


    5477062          286/286             F          200,000.00         ZZ
                                         360        199,723.82          1
                                       7.875          1,450.14         58
                                       7.625          1,450.14
1


    WORBURN          MA   01801          5            07/13/01         00
    9868641                              01           09/01/01          0
    9868641                              O            08/01/31
    0


    5478216          N47/G02             F          236,700.00         ZZ
                                         360        236,700.00          1
                                       7.500          1,655.04         90
                                       7.250          1,655.04
    DIAMOND BAR      CA   91765          1            09/06/01         04
    0433196755                           03           11/01/01         25
    30311012                             O            10/01/31
    0


    5478482          642/G02             F          110,000.00         ZZ
                                         360        110,000.00          1
                                       7.500            769.14         62
                                       7.250            769.14
    COLORADO SPRING  CO   80918          5            09/05/01         00
    0433202645                           05           11/01/01          0
    08166501                             O            10/01/31
    0


    5478634          J37/286             F          290,550.00         T
                                         360        289,235.82          1
                                       7.500          2,031.57         65
                                       7.250          2,031.57
    SOUTH LAKE TAHO  CA   96150          2            03/28/01         00
    5390695                              03           05/01/01          0
    5390695                              O            04/01/31
    0


    5479202          U05/G02             F          228,650.00         ZZ
                                         360        228,650.00          1
                                       7.875          1,657.87         85
                                       7.625          1,657.87
    WARREN           MI   48092          5            09/05/01         10
    0433208709                           05           11/01/01         25
    3164424                              O            10/01/31
    0


    5480256          U05/G02             F          284,900.00         ZZ
                                         360        284,900.00          1
                                       7.875          2,065.72         95
                                       7.625          2,065.72
    SAN JOSE         CA   95123          1            09/06/01         10
    0433224706                           01           11/01/01         30
    3160321                              O            10/01/31
    0
1




    5481898          742/G02             F          133,533.00         ZZ
                                         360        133,450.00          1
                                       8.375          1,014.95         61
                                       8.125          1,014.95
    PIPERSVILLE      PA   18947          2            08/17/01         00
    0433191129                           05           10/01/01          0
    6419527                              O            09/01/31
    0


    5483344          E22/G02             F           86,400.00         ZZ
                                         360         86,337.47          1
                                       7.625            611.53         80
                                       7.375            611.53
    KELLER           TX   76248          1            08/31/01         00
    0412798266                           05           10/01/01          0
    0412798266                           O            09/01/31
    0


    5483346          E22/G02             F          244,300.00         ZZ
                                         360        244,127.57          1
                                       7.750          1,750.20         78
                                       7.500          1,750.20
    CHATTANOOGA      TN   37419          5            08/31/01         00
    0412815771                           05           10/01/01          0
    0412815771                           O            09/01/31
    0


    5483364          E22/G02             F          180,000.00         ZZ
                                         360        179,856.06          1
                                       7.125          1,212.69         72
                                       6.875          1,212.69
    DALLAS           TX   75252          5            08/27/01         00
    0412873606                           05           10/01/01          0
    0412873606                           O            09/01/31
    0


    5483366          E22/G02             F           67,350.00         ZZ
                                         360         67,300.02          1
                                       7.500            470.92         59
                                       7.250            470.92
    FORT WORTH       TX   76133          2            08/27/01         00
    0412877318                           05           10/01/01          0
    0412877318                           O            09/01/31
    0


    5483376          E22/G02             F          200,000.00         ZZ
                                         360        199,647.82          1
1


                                       7.375          1,381.35         76
                                       7.125          1,381.35
    RED BANK         NJ   07701          5            08/27/01         00
    0412883498                           05           10/01/01          0
    0412883498                           O            09/01/31
    0


    5483401          E22/G02             F          124,000.00         ZZ
                                         360        123,903.27          1
                                       7.250            845.90         80
                                       7.000            845.90
    SPRING           TX   77388          5            08/27/01         00
    0412909699                           03           10/01/01          0
    0412909699                           O            09/01/31
    0


    5483444          E22/G02             F          258,750.00         ZZ
                                         360        258,562.72          1
                                       7.625          1,831.42         81
                                       7.375          1,831.42
    DENVER           CO   80211          1            08/31/01         04
    0412932493                           05           10/01/01         25
    0412932493                           O            09/01/31
    0


    5483453          E22/G02             F           60,000.00         ZZ
                                         360         59,961.74          1
                                       8.250            450.76         80
                                       8.000            450.76
    PALMDALE         CA   93550          1            08/21/01         00
    0412937484                           05           10/01/01          0
    0412937484                           N            09/01/31
    0


    5483472          E22/G02             F           42,300.00         ZZ
                                         360         42,275.02          1
                                       8.625            329.01         71
                                       8.375            329.01
    INDEPENDENCE     MO   64050          1            08/31/01         04
    0412944845                           05           10/01/01         25
    0412944845                           N            09/01/31
    0


    5483484          E22/G02             F          120,800.00         ZZ
                                         360        120,703.40          1
                                       7.125            813.85         80
                                       6.875            813.85
    SPOKANE          WA   99203          2            08/24/01         00
    0412952301                           05           10/01/01          0
1


    0412952301                           O            09/01/31
    0


    5483536          E22/G02             F           81,500.00         ZZ
                                         360         81,449.34          1
                                       8.375            619.46        100
                                       8.125            619.46
    NORTH RICHLAND   TX   76180          1            08/29/01         01
    0412968323                           05           10/01/01         35
    0412968323                           O            09/01/31
    0


    5483544          E22/G02             F           72,000.00         ZZ
                                         360         71,950.45          1
                                       7.875            522.05         79
                                       7.625            522.05
    HENDERSON        NV   89015          2            08/27/01         00
    0412970949                           01           10/01/01          0
    0412970949                           N            09/01/31
    0


    5483550          E22/G02             F          100,000.00         T
                                         360         99,931.18          1
                                       7.875            725.07         77
                                       7.625            725.07
    DELRAY BEACH     FL   33446          1            08/28/01         00
    0412971699                           01           10/01/01          0
    0412971699                           O            09/01/31
    0


    5483576          E22/G02             F          132,000.00         ZZ
                                         360        131,899.56          1
                                       7.375            911.69         80
                                       7.125            911.69
    FRISCO           TX   75035          5            08/27/01         00
    0412981805                           03           10/01/01          0
    0412981805                           O            09/01/31
    0


    5485212          J37/286             F          460,000.00         ZZ
                                         360        458,183.98          1
                                       7.250          3,138.01         80
                                       7.000          3,138.01
    CLAYTON          CA   94517          5            04/25/01         00
    5391188                              05           06/01/01          0
    5391188                              O            05/01/31
    0


1


    5486923          J37/286             F          280,000.00         ZZ
                                         360        278,745.40          1
                                       7.125          1,886.41         80
                                       6.875          1,886.41
    OAKDALE          CA   95361          5            04/11/01         00
    5391169                              05           06/01/01          0
    5391169                              O            05/01/31
    0


    5489073          U05/G02             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       7.500          2,657.02         80
                                       7.250          2,657.02
    WOODLAND HILLS   CA   91367          1            09/10/01         00
    0433214038                           05           11/01/01          0
    3165718                              O            10/01/31
    0


    5490293          964/G02             F          178,000.00         ZZ
                                         360        178,000.00          1
                                       7.500          1,244.60         80
                                       7.250          1,244.60
    POWELL BUTTE     OR   97753          2            09/11/01         00
    0433202629                           05           11/01/01          0
    138762                               O            10/01/31
    0


    5490636          E82/G02             F          242,500.00         ZZ
                                         360        242,315.47          1
                                       7.375          1,674.89         75
                                       7.125          1,674.89
    HOPEWELL TOWNSH  NJ   08540          2            08/27/01         00
    0400474615                           05           10/01/01          0
    0400474615                           O            09/01/31
    0


    5490638          E82/G02             F          336,000.00         ZZ
                                         360        335,744.33          1
                                       7.375          2,320.67         80
                                       7.125          2,320.67
    GRESHAM          OR   97080          5            08/28/01         00
    0400476487                           05           10/01/01          0
    0400476487                           O            09/01/31
    0


    5490647          E82/G02             F          183,800.00         ZZ
                                         360        183,670.27          1
                                       7.750          1,316.77         77
                                       7.500          1,316.77
1


    DENVER           CO   80210          2            09/04/01         00
    0400485140                           05           10/01/01          0
    3371056                              N            09/01/31
    0


    5490648          E82/G02             F          239,700.00         ZZ
                                         360        239,508.32          1
                                       7.125          1,614.90         85
                                       6.875          1,614.90
    SAINT CHARLES    IL   60175          2            08/27/01         04
    0400477238                           03           10/01/01         12
    0400477238                           O            09/01/31
    0


    5492554          806/G02             F          227,550.00         ZZ
                                         360        227,381.12          1
                                       7.500          1,591.07         80
                                       7.250          1,591.07
    SAN MARCOS       CA   92069          1            08/09/01         00
    0433198736                           05           10/01/01          0
    1050002392                           O            09/01/31
    0


    5494354          E22/G02             F           45,450.00         ZZ
                                         360         45,422.47          1
                                       8.500            349.47         90
                                       8.250            349.47
    SAN ANTONIO      TX   78230          1            08/14/01         01
    0412891772                           01           10/01/01         25
    0412891772                           N            09/01/31
    0


    5494414          E22/G02             F           50,000.00         ZZ
                                         360         49,960.02          1
                                       7.125            336.86         59
                                       6.875            336.86
    MIAMI            FL   33054          5            08/29/01         00
    0412962433                           05           10/01/01          0
    0412962433                           O            09/01/31
    0


    5494426          E22/G02             F           84,000.00         ZZ
                                         360         83,945.05          1
                                       8.125            623.70         80
                                       7.875            623.70
    KATY             TX   77493          5            08/29/01         00
    0412973067                           03           10/01/01          0
    0412973067                           O            09/01/31
    0
1




    5494432          E22/G02             F          256,200.00         ZZ
                                         360        256,200.00          1
                                       7.375          1,769.51         80
                                       7.125          1,769.51
    DRAPER           UT   84020          2            08/27/01         00
    0412976268                           05           11/01/01          0
    0412976268                           O            10/01/31
    0


    5494658          E82/G02             F          136,000.00         ZZ
                                         360        135,904.01          3
                                       7.750            974.32         79
                                       7.500            974.32
    COLLEGE PARK     GA   30349          2            09/06/01         00
    0400474508                           05           10/01/01          0
    0400474508                           N            09/01/31
    0


    5494661          E82/G02             F          135,000.00         ZZ
                                         360        134,904.71          3
                                       7.750            967.16         79
                                       7.500            967.16
    COLLEGE PARK     GA   30349          2            09/06/01         00
    0400474532                           05           10/01/01          0
    1937486                              N            09/01/31
    0


    5494664          E82/G02             F           84,500.00         ZZ
                                         360         84,500.00          1
                                       8.500            649.73         89
                                       8.250            649.73
    MORROW           GA   30260          5            08/31/01         04
    0400461018                           01           11/01/01         25
    0400461018                           O            10/01/31
    0


    5494665          E82/G02             F          129,900.00         ZZ
                                         360        129,900.00          1
                                       7.750            930.62         80
                                       7.500            930.62
    CLEVELAND        SC   29635          2            08/31/01         00
    0400458808                           05           11/01/01          0
    0400458808                           O            10/01/31
    0


    5494753          J37/286             F          458,000.00         ZZ
                                         360        455,823.63          1
1


                                       7.250          3,124.37         65
                                       7.000          3,124.37
    CHANDLER         AZ   85249          5            03/28/01         00
    5390743                              03           05/01/01          0
    5390743                              O            04/01/31
    0


    5494965          J37/286             F          240,000.00         ZZ
                                         360        239,262.76          1
                                       7.375          1,657.62         80
                                       7.125          1,657.62
    SAN DIEGO        CA   92128          2            05/02/01         00
    5391746                              01           07/01/01          0
    5391746                              O            06/01/31
    0


    5494988          J37/286             F          392,000.00         ZZ
                                         360        390,413.88          1
                                       7.125          2,640.98         80
                                       6.875          2,640.98
    SAN DIEGO        CA   92107          5            04/23/01         00
    5391230                              05           06/01/01          0
    5391230                              O            05/01/31
    0


    5495151          964/G02             F          340,100.00         ZZ
                                         360        340,100.00          1
                                       8.250          2,555.06         95
                                       8.000          2,555.06
    SCOTTSDALE       AZ   85258          1            09/07/01         01
    0433189750                           03           11/01/01         30
    146391                               O            10/01/31
    0


    5495157          E11/G02             F          359,900.00         ZZ
                                         360        359,605.00          1
                                       7.000          2,394.42         80
                                       6.750          2,394.42
    NEW RICHMOND     WI   54017          1            09/07/01         00
    0433210366                           05           10/01/01          0
    0003001034860                        O            09/01/31
    0


    5496399          J37/286             F          185,000.00         ZZ
                                         360        184,287.44          1
                                       7.375          1,277.75         58
                                       7.125          1,277.75
    TUCSON           AZ   85737          1            05/01/01         00
    5391318                              03           06/01/01          0
1


    5391318                              O            05/01/31
    0


    5496543          696/G02             F           69,600.00         ZZ
                                         360         69,552.10          1
                                       7.875            504.65         80
                                       7.625            504.65
    FAIRFAX          VA   22031          1            08/28/01         00
    0433166881                           01           10/01/01          0
    23601132                             N            09/01/31
    0


    5498369          J37/286             F          328,600.00         ZZ
                                         360        327,565.31          1
                                       7.250          2,241.63         80
                                       7.000          2,241.63
    BOULDER          CO   80304          5            05/03/01         00
    5391330                              05           07/01/01          0
    5391330                              O            06/01/31
    0


    5498592          964/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.750          2,865.65         89
                                       7.500          2,865.65
    COLORADO SPRING  CO   80908          5            09/12/01         01
    0433220852                           05           11/01/01         25
    133131                               O            10/01/31
    0


    5499509          J37/286             F          468,000.00         ZZ
                                         360        466,241.56          1
                                       7.500          3,272.32         80
                                       7.250          3,272.32
    LONGMONT         CO   80501          1            04/27/01         00
    5391358                              05           06/01/01          0
    5391358                              O            05/01/31
    0


    5499876          J37/286             F          276,700.00         ZZ
                                         360        275,036.90          1
                                       7.750          1,982.32         60
                                       7.500          1,982.32
    GLENVIEW         IL   60025          2            03/28/01         00
    5391348                              05           05/01/01          0
    5391348                              O            04/01/31
    0


1


    5500693          994/994             F          450,000.00         ZZ
                                         360        449,713.05          1
                                       8.250          3,380.70         75
                                       8.000          3,380.70
    AURORA           CO   80016          5            08/10/01         00
    218610370                            05           10/01/01          0
    218610370                            O            09/01/31
    0


    5501167          N47/G02             F          230,000.00         ZZ
                                         360        230,000.00          1
                                       7.375          1,588.55         50
                                       7.125          1,588.55
    PACIFIC GROVE    CA   93950          2            09/07/01         00
    0433189701                           05           11/01/01          0
    20510671                             N            10/01/31
    0


    5503075          964/G02             F          283,250.00         ZZ
                                         360        283,250.00          1
                                       7.500          1,980.53         90
                                       7.250          1,980.53
    LOS BANOS        CA   93635          1            09/11/01         01
    0433227014                           05           11/01/01         25
    135260                               O            10/01/31
    0


    5503448          964/G02             F          372,000.00         ZZ
                                         360        372,000.00          1
                                       7.250          2,537.70         80
                                       7.000          2,537.70
    LOS ANGELES      CA   90049          1            09/21/01         00
    0433212537                           01           11/01/01          0
    145181                               O            10/01/31
    0


    5505944          J37/286             F          189,700.00         ZZ
                                         360        188,631.65          1
                                       6.375          1,183.49         80
                                       6.125          1,183.49
    SPRINGBORO       OH   45066          1            03/28/01         00
    0005390836                           05           05/01/01          0
    0005390836                           O            04/01/31
    0


    5506223          J37/286             F          345,000.00         ZZ
                                         360        343,813.20          1
                                       7.375          2,382.83         79
                                       7.125          2,382.83
1


    KANSAS CITY      MO   64113          2            05/04/01         00
    5391505                              05           07/01/01          0
    5391505                              O            06/01/31
    0


    5506473          E22/G02             F          161,500.00         ZZ
                                         360        161,388.85          1
                                       7.875          1,170.99         95
                                       7.625          1,170.99
    EVERETT          WA   98208          5            08/27/01         04
    0412892887                           09           10/01/01         30
    0412892887                           O            09/01/31
    0


    5506478          E22/G02             F          129,400.00         ZZ
                                         360        129,301.54          1
                                       7.375            893.73         93
                                       7.125            893.73
    MONTGOMERY VILL  MD   20866          2            08/30/01         01
    0412898728                           07           10/01/01         30
    0412898728                           O            09/01/31
    0


    5506483          E22/G02             F          329,000.00         T
                                         360        328,773.58          1
                                       7.875          2,385.48         70
                                       7.625          2,385.48
    SOUTH LAKE TAHO  CA   96150          5            08/24/01         00
    0412907743                           05           10/01/01          0
    0412907743                           O            09/01/31
    0


    5506490          E22/G02             F           76,900.00         ZZ
                                         360         76,900.00          1
                                       7.500            537.70        100
                                       7.250            537.70
    SOUTH HAVEN      MI   49090          1            09/05/01         04
    0412919292                           05           11/01/01         35
    0412919292                           O            10/01/31
    0


    5506529          E22/G02             F          320,000.00         ZZ
                                         360        320,000.00          4
                                       7.875          2,320.22         80
                                       7.625          2,320.22
    STANTON          CA   92841          5            08/29/01         00
    0412966236                           05           11/01/01          0
    0412966236                           O            10/01/31
    0
1




    5506535          E22/G02             F          274,800.00         ZZ
                                         360        274,585.63          1
                                       7.250          1,874.62         78
                                       7.000          1,874.62
    ARLINGTON        TX   76012          5            08/30/01         00
    0412975617                           05           10/01/01          0
    0412975617                           O            09/01/31
    0


    5506549          E22/G02             F          116,000.00         T
                                         360        116,000.00          1
                                       7.625            821.04         80
                                       7.375            821.04
    PRESCOTT         MI   48756          1            09/05/01         00
    0412989808                           05           11/01/01          0
    0412989808                           O            10/01/31
    0


    5506553          E22/G02             F          236,500.00         ZZ
                                         360        236,500.00          1
                                       8.625          1,839.47         85
                                       8.375          1,839.47
    DENVER           CO   80204          2            09/05/01         04
    0412994097                           06           11/01/01         12
    0412994097                           N            10/01/31
    0


    5506554          E22/G02             F          283,000.00         ZZ
                                         360        283,000.00          1
                                       7.750          2,027.45         90
                                       7.500          2,027.45
    FAIR OAKS        CA   95628          1            08/30/01         01
    0412995466                           05           11/01/01         25
    0412995466                           O            10/01/31
    0


    5507338          A80/G02             F           43,900.00         ZZ
                                         360         43,900.00          1
                                       8.375            333.68         52
                                       8.125            333.68
    HOMESTEAD        FL   33030          5            09/10/01         00
    0433218823                           05           11/01/01          0
    0153901                              N            10/01/31
    0


    5508012          L20/G02             F          198,000.00         ZZ
                                         360        198,000.00          4
1


                                       7.250          1,350.71         90
                                       7.000          1,350.71
    ROY              UT   84067          2            09/10/01         14
    0433215233                           05           11/01/01         25
    271189                               N            10/01/31
    0


    5508421          944/G02             F          239,500.00         ZZ
                                         360        238,379.02          1
                                       6.375          1,494.17         44
                                       6.125          1,494.17
    SAN JOSE         CA   95148          2            04/02/01         00
    0433205937                           05           06/01/01          0
    W00122181                            O            05/01/31
    0


    5508834          624/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       6.875          1,576.63         80
                                       6.625          1,576.63
    BATTLE GROUND    WA   98604          5            09/10/01         00
    0433211083                           05           11/01/01          0
    81700310183F                         O            10/01/31
    0


    5510721          Q99/G02             F          203,000.00         ZZ
                                         360        203,000.00          1
                                       7.125          1,367.65         79
                                       6.875          1,367.65
    LEESBURG         VA   20176          2            09/14/01         00
    0433194560                           05           11/01/01          0
    1                                    O            10/01/31
    0


    5512919          B49/G02             F          266,000.00         ZZ
                                         360        266,000.00          1
                                       7.375          1,837.20         80
                                       7.125          1,837.20
    CONIFER          CO   80433          1            09/12/01         00
    0433216710                           05           11/01/01          0
    000199970550                         O            10/01/31
    0


    5513181          696/G02             F          312,300.00         ZZ
                                         360        312,300.00          1
                                       7.875          2,264.39         80
                                       7.625          2,264.39
    WASHINGTON       DC   20016          1            09/06/01         00
    0433158151                           08           11/01/01          0
1


    31201224                             N            10/01/31
    0


    5516187          624/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.500          2,097.64         62
                                       7.250          2,097.64
    NEWCASTLE        CA   95658          5            09/10/01         00
    0433198934                           05           11/01/01          0
    38800611723F                         O            10/01/31
    0


    5516952          E22/G02             F           55,000.00         ZZ
                                         360         54,964.93          1
                                       8.250            413.20         78
                                       8.000            413.20
    HUFFMAN          TX   77336          5            08/31/01         00
    0412894388                           03           10/01/01          0
    0412894388                           O            09/01/31
    0


    5516956          E22/G02             F          280,000.00         ZZ
                                         360        280,000.00          1
                                       7.750          2,005.95         79
                                       7.500          2,005.95
    ROSEVILLE        CA   95747          1            08/29/01         00
    0412901118                           05           11/01/01          0
    0412901118                           O            10/01/31
    0


    5516959          E22/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
                                       8.000            440.26         80
                                       7.750            440.26
    PALISADE         CO   81526          1            09/06/01         00
    0412904666                           05           11/01/01          0
    0412904666                           N            10/01/31
    0


    5516960          E22/G02             F          156,000.00         ZZ
                                         360        155,895.33          1
                                       8.000          1,144.67         80
                                       7.750          1,144.67
    RIDGEFIELD PARK  NJ   07760          5            08/08/01         00
    0412906299                           05           10/01/01          0
    0412906299                           O            09/01/31
    0


1


    5516964          E22/G02             F          109,250.00         ZZ
                                         360        109,250.00          1
                                       8.750            859.47         90
                                       8.500            859.47
    HIGHLANDS        NJ   07732          1            09/06/01         04
    0412919466                           01           11/01/01         25
    0412919466                           N            10/01/31
    0


    5516966          E22/G02             F           49,050.00         ZZ
                                         360         49,050.00          3
                                       8.625            381.51         90
                                       8.375            381.51
    FORT WAYNE       IN   46805          1            09/06/01         01
    0412923591                           05           11/01/01         25
    0412923591                           N            10/01/31
    0


    5516972          E22/G02             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       7.625          1,557.15         80
                                       7.375          1,557.15
    WASHINGTON TWP   MI   48095          1            09/06/01         00
    0412930182                           05           11/01/01          0
    0412930182                           O            10/01/31
    0


    5516976          E22/G02             F          211,500.00         ZZ
                                         360        211,500.00          2
                                       8.375          1,607.55         89
                                       8.125          1,607.55
    PENINSULA TOWNS  MI   49686          2            08/31/01         04
    0412934432                           05           11/01/01         30
    0412934432                           O            10/01/31
    0


    5516985          E22/G02             F          121,850.00         ZZ
                                         360        121,764.00          1
                                       7.750            872.95         68
                                       7.500            872.95
    AUSTIN           TX   78756          5            08/31/01         00
    0412940306                           05           10/01/01          0
    0412940306                           O            09/01/31
    0


    5517012          E22/G02             F          224,000.00         ZZ
                                         360        224,000.00          1
                                       7.250          1,528.07         80
                                       7.000          1,528.07
1


    GRASS VALLEY     CA   95945          5            08/30/01         00
    0412958613                           05           11/01/01          0
    0412958613                           O            10/01/31
    0


    5517024          E22/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       8.500          2,768.09         80
                                       8.250          2,768.09
    SAN JOSE         CA   95124          1            08/30/01         00
    0412964363                           05           11/01/01          0
    0412964363                           O            10/01/31
    0


    5517028          E22/G02             F          182,400.00         ZZ
                                         360        182,400.00          1
                                       8.625          1,418.69         66
                                       8.375          1,418.69
    CAMARILLO        CA   93010          1            08/28/01         00
    0412965188                           09           11/01/01          0
    0412965188                           N            10/01/31
    0


    5517056          E22/G02             F          126,000.00         ZZ
                                         360        126,000.00          4
                                       8.500            968.83         89
                                       8.250            968.83
    METAIRIE         LA   70003          1            09/06/01         04
    0412982977                           05           11/01/01         25
    0412982977                           N            10/01/31
    0


    5517061          E22/G02             F           81,700.00         ZZ
                                         360         81,700.00          1
                                       8.500            628.20         95
                                       8.250            628.20
    HUNTSVILLE       AL   35811          5            08/31/01         04
    0412987711                           05           11/01/01         30
    0412987711                           O            10/01/31
    0


    5517063          E22/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       7.375            911.69         80
                                       7.125            911.69
    BUCKLEY          WA   98321          5            08/30/01         00
    0412988578                           03           11/01/01          0
    0412988578                           O            10/01/31
    0
1




    5517621          E82/G02             F           92,000.00         ZZ
                                         360         91,936.69          1
                                       7.875            667.06         80
                                       7.625            667.06
    EAST POINT       GA   30344          2            08/29/01         00
    0400469532                           05           10/01/01          0
    0400469532                           N            09/01/31
    0


    5523837          E22/G02             F          183,000.00         ZZ
                                         360        183,000.00          1
                                       7.875          1,326.88         78
                                       7.625          1,326.88
    NEW YORK         NY   10012          2            09/07/01         00
    0412802647                           08           11/01/01          0
    0412802647                           N            10/01/31
    0


    5523844          E22/G02             F          500,000.00         ZZ
                                         360        496,012.85          1
                                       7.000          3,326.51         67
                                       6.750          3,326.51
    DANVILLE         CA   94526          5            08/29/01         00
    0412873291                           05           10/01/01          0
    0412873291                           O            09/01/31
    0


    5523857          E22/G02             F           38,000.00         ZZ
                                         360         38,000.00          1
                                       8.500            292.19         95
                                       8.250            292.19
    PHILADELPHIA     PA   19120          1            09/07/01         04
    0412928368                           07           11/01/01         30
    0412928368                           O            10/01/31
    0


    5523858          E22/G02             F          117,000.00         ZZ
                                         360        117,000.00          1
                                       8.250            878.98         90
                                       8.000            878.98
    CHICAGO          IL   60659          1            09/07/01         11
    0412929739                           01           11/01/01         25
    0412929739                           O            10/01/31
    0


    5523860          E22/G02             F           67,900.00         ZZ
                                         360         67,857.80          1
1


                                       8.375            516.09         95
                                       8.125            516.09
    GILMORE TOWNSHI  MI   48622          1            09/07/01         04
    0412930752                           05           10/01/01         35
    0412930752                           O            09/01/31
    0


    5523863          E22/G02             F           85,000.00         ZZ
                                         360         85,000.00          1
                                       7.875            616.31         64
                                       7.625            616.31
    JACKSON          MI   49203          2            09/07/01         00
    0412934119                           05           11/01/01          0
    0412934119                           N            10/01/31
    0


    5523864          E22/G02             F          407,500.00         T
                                         360        407,500.00          1
                                       7.750          2,919.38         67
                                       7.500          2,919.38
    N CHARLESTON     SC   29420          5            09/07/01         00
    0412936205                           03           11/01/01          0
    0412936205                           O            10/01/31
    0


    5523874          E22/G02             F          331,640.00         ZZ
                                         360        331,640.00          1
                                       7.750          2,375.91         80
                                       7.500          2,375.91
    PLANO            TX   75025          1            09/04/01         00
    0412950156                           05           11/01/01          0
    0412950156                           O            10/01/31
    0


    5523881          E22/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.500          1,922.84         64
                                       7.250          1,922.84
    WEST BLOOMFIELD  MI   48323          1            09/07/01         00
    0412953853                           05           11/01/01          0
    0412953853                           O            10/01/31
    0


    5523882          E22/G02             F          239,200.00         ZZ
                                         360        239,200.00          1
                                       8.375          1,818.09         80
                                       8.125          1,818.09
    DALLAS           TX   75209          1            09/07/01         00
    0412954422                           05           11/01/01          0
1


    0412954422                           N            10/01/31
    0


    5523890          E22/G02             F          135,000.00         ZZ
                                         360        134,909.42          1
                                       8.000            990.58         70
                                       7.750            990.58
    STATELINE        NV   89449          5            08/28/01         00
    0412962995                           05           10/01/01          0
    0412962995                           N            09/01/31
    0


    5523893          E22/G02             F          116,250.00         ZZ
                                         360        116,250.00          1
                                       8.625            904.18         75
                                       8.375            904.18
    FORT WAYNE       IN   46845          5            09/07/01         00
    0412965006                           05           11/01/01          0
    0412965006                           N            10/01/31
    0


    5523904          E22/G02             F          120,650.00         ZZ
                                         360        120,564.85          1
                                       7.750            864.35         95
                                       7.500            864.35
    FRESNO           CA   93726          1            08/29/01         01
    0412978926                           05           10/01/01         30
    0412978926                           O            09/01/31
    0


    5523912          E22/G02             F          392,300.00         ZZ
                                         360        392,300.00          1
                                       7.375          2,709.52         80
                                       7.125          2,709.52
    SAN CLEMENTE     CA   92673          1            08/31/01         00
    0412987034                           03           11/01/01          0
    0412987034                           O            10/01/31
    0


    5523915          E22/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.250          1,091.48         50
                                       7.000          1,091.48
    NAPA             CA   94558          1            09/04/01         00
    0412993636                           05           11/01/01          0
    0412993636                           N            10/01/31
    0


1


    5523921          E22/G02             F          114,750.00         ZZ
                                         360        114,664.84          1
                                       7.500            802.35         85
                                       7.250            802.35
    DENHAM SPRINGS   LA   70726          1            09/07/01         04
    0412998064                           05           10/01/01         12
    0412998064                           O            09/01/31
    0


    5523922          E22/G02             F          223,200.00         ZZ
                                         360        223,200.00          1
                                       8.000          1,637.76         80
                                       7.750          1,637.76
    TROPHY CLUB      TX   76262          1            09/07/01         00
    0412998460                           05           11/01/01          0
    0412998460                           O            10/01/31
    0


    5523930          E22/G02             F           86,100.00         ZZ
                                         360         86,100.00          1
                                       8.250            646.84         70
                                       8.000            646.84
    DALLAS           TX   75218          1            09/07/01         00
    0413009424                           05           11/01/01          0
    0413009424                           N            10/01/31
    0


    5523934          E22/G02             F          193,500.00         ZZ
                                         360        193,500.00          2
                                       7.875          1,403.01         90
                                       7.625          1,403.01
    WORCESTER        MA   01604          1            09/07/01         01
    0413021890                           05           11/01/01         25
    0413021890                           O            10/01/31
    0


    5528221          642/G02             F          129,000.00         ZZ
                                         360        129,000.00          1
                                       8.000            946.56         62
                                       7.750            946.56
    PEMBROKE         MA   02359          5            09/12/01         00
    0433198827                           05           11/01/01          0
    08185001                             O            10/01/31
    0


    5528617          964/G02             F          350,000.00         ZZ
                                         360        349,746.68          1
                                       7.625          2,477.28         75
                                       7.375          2,477.28
1


    GOLDEN           CO   80401          5            08/21/01         00
    0433187846                           05           10/01/01          0
    137453                               O            09/01/31
    0


    5528856          M29/G02             F          432,000.00         ZZ
                                         360        432,000.00          1
                                       7.250          2,947.00         80
                                       7.000          2,947.00
    PARKER           CO   80134          5            09/21/01         00
    0433214871                           03           11/01/01          0
    010914BM                             O            10/01/31
    0


    5530596          623/623             F          115,000.00         ZZ
                                         360        114,732.41          1
                                       8.750            904.71         68
                                       8.500            904.71
    GREENVILLE       MI   48838          2            05/25/01         00
    5349415                              05           07/01/01          0
    5349415                              O            06/01/31
    0


    5530609          623/623             F          203,000.00         ZZ
                                         360        202,856.72          1
                                       7.750          1,454.32         67
                                       7.500          1,454.32
    NORTHVILLE       MI   48167          2            08/03/01         00
    1231615                              05           10/01/01          0
    1231615                              O            09/01/31
    0


    5530610          623/623             F           90,500.00         ZZ
                                         360         90,214.77          1
                                       8.375            687.87         61
                                       8.125            687.87
    DETROIT          MI   48206          2            04/25/01         00
    1893425                              05           06/01/01          0
    1893425                              N            05/01/31
    0


    5530613          623/623             F          216,000.00         ZZ
                                         360        215,484.35          2
                                       8.625          1,680.03         80
                                       8.375          1,680.03
    CHICAGO          IL   60634          1            05/30/01         00
    5342964                              05           07/01/01          0
    5342964                              O            06/01/31
    0
1




    5530615          623/623             F           63,600.00         ZZ
                                         360         63,404.61          1
                                       8.500            489.03         82
                                       8.250            489.03
    INKSTER          MI   48141          5            04/25/01         04
    5345462                              05           06/01/01         12
    5345462                              O            05/01/31
    0


    5530616          623/623             F          148,500.00         ZZ
                                         360        148,260.86          1
                                       8.500          1,141.84         75
                                       8.250          1,141.84
    HOLLAND          MI   49424          5            07/09/01         00
    5345885                              05           09/01/01          0
    5345885                              O            08/01/31
    0


    5530617          623/623             F          265,000.00         ZZ
                                         360        264,317.06          1
                                       8.250          1,990.86         57
                                       8.000          1,990.86
    CHICAGO          IL   60610          1            05/21/01         00
    5346446                              01           07/01/01          0
    5346446                              O            06/01/31
    0


    5530619          623/623             F          165,000.00         ZZ
                                         360        164,625.88          1
                                       8.875          1,312.81         75
                                       8.625          1,312.81
    KINGSLEY         MI   49649          5            05/25/01         00
    5353383                              05           07/01/01          0
    5353383                              O            06/01/31
    0


    5530620          623/623             F          121,600.00         ZZ
                                         360        121,440.36          1
                                       8.125            902.88         80
                                       7.875            902.88
    BOYNE CITY       MI   49712          2            08/07/01         00
    5354250                              05           09/01/01          0
    5354250                              O            08/01/31
    0


    5530689          696/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
1


                                       7.000          2,262.03         70
                                       6.750          2,262.03
    OAKTON           VA   22124          1            09/07/01         00
    0433206786                           05           11/01/01          0
    23601131                             O            10/01/31
    0


    5534175          E22/G02             F          207,500.00         ZZ
                                         360        207,500.00          4
                                       7.875          1,504.52         52
                                       7.625          1,504.52
    CHICAGO          IL   60647          2            09/10/01         00
    0412866238                           05           11/01/01          0
    0412866238                           N            10/01/31
    0


    5534179          E22/G02             F          205,000.00         ZZ
                                         360        205,000.00          3
                                       8.000          1,504.22         95
                                       7.750          1,504.22
    LAWRENCE         MA   01841          5            09/05/01         04
    0412893539                           05           11/01/01         30
    0412893539                           O            10/01/31
    0


    5534184          E22/G02             F          100,000.00         ZZ
                                         360         99,918.03          1
                                       7.000            665.30         55
                                       6.750            665.30
    EL PASO          TX   79936          5            09/05/01         00
    0412898249                           05           10/01/01          0
    0412898249                           O            09/01/31
    0


    5534188          E22/G02             F          142,500.00         ZZ
                                         360        142,500.00          1
                                       8.000          1,045.61         95
                                       7.750          1,045.61
    CORAL SPRINGS    FL   33071          2            09/04/01         04
    0412906679                           07           11/01/01         30
    0412906679                           O            10/01/31
    0


    5534192          E22/G02             F           93,000.00         ZZ
                                         360         93,000.00          1
                                       7.625            658.25         70
                                       7.375            658.25
    FORT COLLINS     CO   80527          2            09/10/01         00
    0412912115                           05           11/01/01          0
1


    0412912115                           N            10/01/31
    0


    5534199          E22/G02             F          497,700.00         ZZ
                                         360        497,700.00          1
                                       7.625          3,522.69         90
                                       7.375          3,522.69
    IRVINE           CA   92602          1            09/06/01         04
    0412920613                           05           11/01/01         25
    0412920613                           O            10/01/31
    0


    5534204          E22/G02             F           92,000.00         ZZ
                                         360         91,938.27          1
                                       8.000            675.06         77
                                       7.750            675.06
    MULBERRY         FL   33860          5            08/23/01         00
    0412928632                           03           10/01/01          0
    0412928632                           O            09/01/31
    0


    5534206          E22/G02             F          133,600.00         ZZ
                                         360        133,600.00          1
                                       8.500          1,027.27         80
                                       8.250          1,027.27
    SAINT PAUL       MN   55112          5            09/04/01         00
    0412931008                           05           11/01/01          0
    0412931008                           O            10/01/31
    0


    5534211          E22/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       7.375            773.56         80
                                       7.125            773.56
    CENTEREACH       NY   11720          5            09/05/01         00
    0412935579                           05           11/01/01          0
    0412935579                           O            10/01/31
    0


    5534213          E22/G02             F          248,000.00         ZZ
                                         360        248,000.00          1
                                       8.000          1,819.74         80
                                       7.750          1,819.74
    PLANO            TX   75024          5            09/05/01         00
    0412937625                           03           11/01/01          0
    0412937625                           O            10/01/31
    0


1


    5534228          E22/G02             F          143,000.00         ZZ
                                         360        143,000.00          1
                                       8.000          1,049.28         82
                                       7.750          1,049.28
    NORTH PROVIDENC  RI   02904          5            09/05/01         04
    0412952426                           05           11/01/01         12
    0412952426                           O            10/01/31
    0


    5534232          E22/G02             F          165,200.00         ZZ
                                         360        165,200.00          1
                                       7.875          1,197.81         80
                                       7.625          1,197.81
    LONGWOOD         FL   32779          5            08/28/01         00
    0412954059                           09           11/01/01          0
    0412954059                           O            10/01/31
    0


    5534233          E22/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.375          1,381.35         80
                                       7.125          1,381.35
    ALISO VIEJO      CA   92656          5            08/30/01         00
    0412954604                           01           11/01/01          0
    0412954604                           O            10/01/31
    0


    5534237          E22/G02             F           86,000.00         ZZ
                                         360         86,000.00          1
                                       7.500            601.32         79
                                       7.250            601.32
    LOVELAND         CO   80537          1            09/10/01         00
    0412957375                           05           11/01/01          0
    0412957375                           N            10/01/31
    0


    5534241          E22/G02             F          377,000.00         ZZ
                                         360        377,000.00          1
                                       7.250          2,571.80         77
                                       7.000          2,571.80
    MADISON          CT   06443          5            09/05/01         00
    0412960221                           05           11/01/01          0
    0412960221                           O            10/01/31
    0


    5534244          E22/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.875          3,625.35         70
                                       7.625          3,625.35
1


    EL GRANADA       CA   94018          5            09/04/01         00
    0412960684                           05           11/01/01          0
    0412960684                           O            10/01/31
    0


    5534258          E22/G02             F          424,000.00         ZZ
                                         360        424,000.00          1
                                       7.875          3,074.29         80
                                       7.625          3,074.29
    ELK GROVE        CA   95758          5            08/30/01         00
    0412974347                           03           11/01/01          0
    0412974347                           O            10/01/31
    0


    5534265          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       8.375          1,368.13         80
                                       8.125          1,368.13
    VALLEJO          CA   94591          5            08/31/01         00
    0412980960                           03           11/01/01          0
    0412980690                           O            10/01/31
    0


    5534267          E22/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
                                       7.375            939.32         80
                                       7.125            939.32
    DIVIDE           CO   80814          1            09/10/01         00
    0412981870                           05           11/01/01          0
    0412981870                           O            10/01/31
    0


    5534272          E22/G02             F          115,000.00         ZZ
                                         360        114,920.86          1
                                       7.875            833.83         80
                                       7.625            833.83
    WEATHERFORD      TX   76086          5            09/04/01         00
    0412984965                           05           10/01/01          0
    0412984965                           O            09/01/31
    0


    5534278          E22/G02             F          118,000.00         ZZ
                                         360        118,000.00          1
                                       8.500            907.32         80
                                       8.250            907.32
    COPPELL          TX   75019          1            09/10/01         00
    0412987562                           05           11/01/01          0
    0412987562                           N            10/01/31
    0
1




    5534279          E22/G02             F          187,000.00         ZZ
                                         360        187,000.00          1
                                       7.250          1,275.67         65
                                       7.000          1,275.67
    SOMERSET         CA   95684          5            08/30/01         00
    0412988594                           05           11/01/01          0
    0412988594                           O            10/01/31
    0


    5534281          E22/G02             F          172,000.00         ZZ
                                         360        172,000.00          1
                                       7.500          1,202.65         80
                                       7.250          1,202.65
    SANTA FE         NM   87505          2            09/05/01         00
    0412989303                           05           11/01/01          0
    0412989303                           O            10/01/31
    0


    5534294          E22/G02             F           86,450.00         ZZ
                                         360         86,450.00          1
                                       7.875            626.82         95
                                       7.625            626.82
    SPRING           TX   77388          1            09/07/01         04
    0413002759                           03           11/01/01         30
    0413002759                           O            10/01/31
    0


    5534298          E22/G02             F          145,200.00         ZZ
                                         360        145,200.00          1
                                       8.000          1,065.43         90
                                       7.750          1,065.43
    UTICA            MI   48317          1            09/10/01         04
    0413018052                           01           11/01/01         25
    0413018052                           O            10/01/31
    0


    5534628          Q99/G02             F          135,000.00         ZZ
                                         240        135,000.00          4
                                       8.000          1,129.19         90
                                       7.750          1,129.19
    WEST WARWICK     RI   02893          2            09/12/01         14
    0433195872                           05           11/01/01         25
    1                                    N            10/01/21
    0


    5534940          U35/G02             F          512,500.00         ZZ
                                         360        512,500.00          1
1


                                       7.250          3,496.15         75
                                       7.000          3,496.15
    CARMEL           CA   93923          5            09/13/01         00
    0433220290                           05           11/01/01          0
    9999999999                           O            10/01/31
    0


    5535061          E82/G02             F          111,000.00         ZZ
                                         360        110,915.54          1
                                       7.375            766.65         35
                                       7.125            766.65
    SALT LAKE CITY   UT   84105          2            08/31/01         00
    0400461398                           05           10/01/01          0
    1930650                              O            09/01/31
    0


    5535064          E82/G02             F          297,000.00         ZZ
                                         360        296,779.58          1
                                       7.500          2,076.67         62
                                       7.250          2,076.67
    NANJEMOY         MD   20662          2            08/28/01         00
    0400473864                           05           10/01/01          0
    3500530                              O            09/01/31
    0


    5535069          U53/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
                                       7.875            761.32         92
                                       7.625            761.32
    RINGLE           WI   54471          5            09/07/01         04
    0400481180                           05           11/01/01         30
    0400481180                           O            10/01/31
    0


    5535072          E82/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
                                       7.875            783.07         78
                                       7.625            783.07
    RANCHO CORDOVA   CA   95670          2            09/04/01         00
    0400471959                           05           11/01/01          0
    1991492                              N            10/01/31
    0


    5535073          E82/G02             F          110,000.00         ZZ
                                         360        110,000.00          1
                                       8.875            875.21         66
                                       8.625            875.21
    EVERETT          WA   98203          5            09/06/01         00
    0400463220                           05           11/01/01          0
1


    0400463220                           N            10/01/31
    0


    5536147          455/G02             F           53,200.00         ZZ
                                         360         53,168.60          2
                                       8.625            413.78         80
                                       8.375            413.78
    DALLAS           TX   75253          1            08/28/01         00
    0433189438                           05           10/01/01          0
    1                                    N            09/01/31
    0


    5537562          286/286             F          425,000.00         ZZ
                                         360        424,301.22          1
                                       7.000          2,827.54         54
                                       6.750          2,827.54
    DANVILLE         CA   94526          5            07/26/01         00
    9869370                              05           09/01/01          0
    9869370                              O            08/01/31
    0


    5537647          286/286             F          205,000.00         ZZ
                                         360        204,694.77          1
                                       7.500          1,433.39         73
                                       7.250          1,433.39
    BLUE RIDGE       VA   24064          5            07/20/01         00
    101748                               05           09/01/01          0
    101748                               O            08/01/31
    0


    5537648          286/286             F           52,800.00         ZZ
                                         360         52,703.35          2
                                       8.500            405.99         78
                                       8.250            405.99
    CLEVELAND        OH   44103          5            06/28/01         00
    146274                               05           08/01/01          0
    146274                               N            07/01/31
    0


    5537649          286/286             F          228,600.00         ZZ
                                         360        228,292.20          1
                                       8.000          1,677.39         90
                                       7.750          1,677.39
    OAKRIDGE         NJ   07438          1            07/11/01         11
    179018                               05           09/01/01         25
    179018                               O            08/01/31
    0


1


    5537650          286/286             F          149,150.00         ZZ
                                         360        148,977.74          3
                                       8.750          1,173.37         95
                                       8.500          1,173.37
    LOWELL           MA   01851          1            07/17/01         11
    239435                               05           09/01/01         30
    239435                               O            08/01/31
    0


    5537652          286/286             F           63,000.00         ZZ
                                         360         62,927.23          2
                                       8.750            495.63         90
                                       8.500            495.63
    FREEHOLD         NJ   07728          1            07/24/01         12
    253231                               05           09/01/01         25
    253231                               N            08/01/31
    0


    5537653          286/286             F          218,400.00         ZZ
                                         300        217,741.78          1
                                       7.625          1,631.76         80
                                       7.375          1,631.76
    NEW MILFORD      NJ   07646          5            07/13/01         00
    253859                               05           09/01/01          0
    253859                               O            08/01/26
    0


    5537654          286/286             F          121,500.00         ZZ
                                         360        121,359.67          3
                                       8.750            955.85         90
                                       8.500            955.85
    NEW HAVEN        CT   06511          1            07/12/01         11
    254014                               05           09/01/01         25
    254014                               N            08/01/31
    0


    5537655          286/286             F          114,800.00         ZZ
                                         360        114,641.48          1
                                       7.875            832.38         73
                                       7.625            832.38
    LANOKA HARBOR    NJ   08734          2            07/25/01         00
    254024                               05           09/01/01          0
    254024                               O            08/01/31
    0


    5537656          286/286             F          130,500.00         ZZ
                                         360        130,353.14          1
                                       8.875          1,038.32         90
                                       8.625          1,038.32
1


    NEW BRUNSWICK    NJ   08901          1            07/03/01         11
    254029                               05           09/01/01         25
    254029                               O            08/01/31
    0


    5537657          286/286             F          130,000.00         ZZ
                                         360        129,829.34          1
                                       8.125            965.25         77
                                       7.875            965.25
    JERSEY CITY      NJ   07302          1            07/26/01         00
    254055                               06           09/01/01          0
    254055                               O            08/01/31
    0


    5537658          286/286             F          102,900.00         ZZ
                                         360        102,778.05          2
                                       8.625            800.35         70
                                       8.375            800.35
    FAIRVIEW         NJ   07022          1            07/26/01         00
    254112                               05           09/01/01          0
    254112                               N            08/01/31
    0


    5537660          286/286             F          243,750.00         ZZ
                                         360        243,387.07          1
                                       7.500          1,704.34         75
                                       7.250          1,704.34
    CLATSKANIE       OR   97016          5            07/25/01         00
    267590                               05           09/01/01          0
    267590                               O            08/01/31
    0


    5537661          286/286             F           60,200.00         ZZ
                                         360         60,118.93          1
                                       8.000            441.73         70
                                       7.750            441.73
    GREENWOOD        IN   46143          5            07/18/01         00
    269979                               05           09/01/01          0
    269979                               N            08/01/31
    0


    5537662          286/286             F           60,200.00         ZZ
                                         360         60,118.93          1
                                       8.000            441.73         70
                                       7.750            441.73
    GREENWOOD        IN   46143          5            07/18/01         00
    269980                               05           09/01/01          0
    269980                               N            08/01/31
    0
1




    5537663          286/286             F          227,920.00         ZZ
                                         360        227,597.22          1
                                       7.750          1,632.85         80
                                       7.500          1,632.85
    YPSILANTI        MI   48197          1            07/12/01         00
    290516                               03           09/01/01          0
    290516                               O            08/01/31
    0


    5537664          286/286             F          131,400.00         ZZ
                                         360        131,231.84          1
                                       8.250            987.17         90
                                       8.000            987.17
    STILWELL         KS   66085          1            07/17/01         11
    305711                               05           09/01/01         25
    305711                               O            08/01/31
    0


    5537665          286/286             F          100,000.00         ZZ
                                         360         99,858.37          1
                                       7.750            716.42         80
                                       7.500            716.42
    MESA             AZ   85204          2            07/23/01         00
    312940                               05           09/01/01          0
    312940                               N            08/01/31
    0


    5537666          286/286             F          143,550.00         ZZ
                                         360        143,379.89          3
                                       8.625          1,116.52         90
                                       8.375          1,116.52
    MESA             AZ   85205          1            07/10/01         12
    312943                               05           09/01/01         25
    312943                               N            08/01/31
    0


    5537667          286/286             F           85,000.00         ZZ
                                         360         84,863.80          1
                                       7.500            594.34         51
                                       7.250            594.34
    PRESCOTT         AZ   86303          2            07/16/01         00
    312948                               05           09/01/01          0
    312948                               O            08/01/31
    0


    5537668          286/286             F          179,100.00         ZZ
                                         360        178,846.38          1
1


                                       7.750          1,283.09         90
                                       7.500          1,283.09
    SCOTTSDALE       AZ   85254          1            07/25/01         12
    312957                               05           09/01/01         25
    312957                               O            08/01/31
    0


    5537669          286/286             F           63,000.00         ZZ
                                         360         62,923.39          1
                                       8.500            484.42         90
                                       8.250            484.42
    PHOENIX          AZ   85033          1            07/26/01         12
    312960                               03           09/01/01         25
    312960                               N            08/01/31
    0


    5537670          286/286             F          113,400.00         ZZ
                                         360        113,235.32          1
                                       7.625            802.64         90
                                       7.375            802.64
    PHOENIX          AZ   85018          1            07/13/01         12
    312966                               05           09/01/01         25
    312966                               N            08/01/31
    0


    5537671          286/286             F          123,300.00         ZZ
                                         360        123,120.95          1
                                       7.625            872.71         90
                                       7.375            872.71
    CHANDLER         AZ   85226          1            07/20/01         12
    313455                               03           09/01/01         25
    313455                               N            08/01/31
    0


    5537672          286/286             F          101,200.00         ZZ
                                         360        101,056.68          1
                                       7.750            725.01         80
                                       7.500            725.01
    MESA             AZ   85205          2            07/20/01         00
    313510                               03           09/01/01          0
    313510                               N            08/01/31
    0


    5537673          286/286             F          126,900.00         ZZ
                                         360        126,720.28          1
                                       7.750            909.13         90
                                       7.500            909.13
    LITCHFIELD PARK  AZ   85340          2            07/18/01         12
    313524                               05           09/01/01         25
1


    313524                               O            08/01/31
    0


    5537674          286/286             F          156,000.00         ZZ
                                         360        155,767.72          1
                                       7.500          1,090.78         80
                                       7.250          1,090.78
    MESA             AZ   85213          2            07/12/01         00
    313637                               05           09/01/01          0
    313637                               O            08/01/31
    0


    5537675          286/286             F          600,000.00         ZZ
                                         360        599,251.54          1
                                       8.375          4,560.43         75
                                       8.125          4,560.43
    TEMPE            AZ   85283          5            07/16/01         00
    313717                               03           09/01/01          0
    313717                               O            08/01/31
    0


    5537676          286/286             F           80,800.00         ZZ
                                         360         80,685.55          1
                                       7.750            578.87         80
                                       7.500            578.87
    GLENDALE         AZ   85308          5            07/17/01         00
    313732                               05           09/01/01          0
    313732                               N            08/01/31
    0


    5537677          286/286             F          141,300.00         ZZ
                                         360        141,094.79          4
                                       7.625          1,000.12         90
                                       7.375          1,000.12
    MESA             AZ   85204          1            07/16/01         12
    313743                               05           09/01/01         25
    313743                               N            08/01/31
    0


    5537678          286/286             F          365,000.00         ZZ
                                         360        364,278.87          1
                                       8.125          2,710.11         75
                                       7.875          2,710.11
    SALT LAKE CITY   UT   84103          5            07/18/01         00
    313754                               05           09/01/01          0
    313754                               O            08/01/31
    0


1


    5537679          286/286             F          150,000.00         ZZ
                                         360        149,835.51          1
                                       9.000          1,206.94         77
                                       8.750          1,206.94
    PHOENIX          AZ   85085          2            07/11/01         00
    313845                               03           09/01/01          0
    313845                               N            08/01/31
    0


    5537680          286/286             F           61,500.00         ZZ
                                         360         61,369.99          1
                                       8.500            472.89         75
                                       8.250            472.89
    MIAMI            FL   33168          5            06/29/01         00
    315789                               05           08/01/01          0
    315789                               N            07/01/31
    0


    5537682          286/286             F          239,000.00         ZZ
                                         360        238,669.96          1
                                       7.875          1,732.92         60
                                       7.625          1,732.92
    MIAMI            FL   33165          1            07/25/01         00
    316151                               05           09/01/01          0
    316151                               O            08/01/31
    0


    5537683          286/286             F          180,900.00         ZZ
                                         360        180,637.31          1
                                       7.625          1,280.40         90
                                       7.375          1,280.40
    COOPER CITY      FL   33328          2            07/13/01         01
    316179                               05           09/01/01         25
    316179                               O            08/01/31
    0


    5537686          286/286             F          130,500.00         ZZ
                                         360        130,353.14          4
                                       8.875          1,038.32         90
                                       8.625          1,038.32
    NEW LONDON       CT   06320          1            07/24/01         12
    319627                               05           09/01/01         25
    319627                               N            08/01/31
    0


    5537687          286/286             F          235,000.00         ZZ
                                         360        234,658.74          2
                                       7.625          1,663.32         71
                                       7.375          1,663.32
1


    PROVIDENCE       RI   02906          5            07/02/01         00
    319668                               05           09/01/01          0
    319668                               O            08/01/31
    0


    5537688          286/286             F           81,000.00         ZZ
                                         360         80,901.51          3
                                       8.500            622.82         90
                                       8.250            622.82
    PROVIDENCE       RI   02909          1            07/20/01         12
    319729                               05           09/01/01         25
    319729                               N            08/01/31
    0


    5537689          286/286             F          140,000.00         ZZ
                                         360        139,811.48          1
                                       8.000          1,027.28         50
                                       7.750          1,027.28
    CAMBRIDGE        MA   02140          5            07/12/01         00
    319928                               01           09/01/01          0
    319928                               O            08/01/31
    0


    5537690          286/286             F          175,000.00         ZZ
                                         360        174,739.43          1
                                       7.500          1,223.63         70
                                       7.250          1,223.63
    SALISBURY        MA   01952          1            07/17/01         00
    320017                               05           09/01/01          0
    320017                               O            08/01/31
    0


    5537691          286/286             F           80,910.00         ZZ
                                         360         80,814.12          3
                                       8.625            629.31         90
                                       8.375            629.31
    PONTIAC          MI   48342          1            07/12/01         01
    322215                               05           09/01/01         25
    322215                               N            08/01/31
    0


    5537692          286/286             F          292,000.00         ZZ
                                         360        291,543.04          1
                                       7.250          1,991.96         80
                                       7.000          1,991.96
    DENVER           CO   80206          1            07/18/01         00
    322363                               05           09/01/01          0
    322363                               O            08/01/31
    0
1




    5537693          286/286             F           82,400.00         ZZ
                                         360         82,280.32          1
                                       7.625            583.23         80
                                       7.375            583.23
    EASTPOINTE       MI   48021          1            07/13/01         00
    322442                               05           09/01/01          0
    322442                               N            08/01/31
    0


    5537694          286/286             F          206,100.00         ZZ
                                         360        205,808.12          1
                                       7.750          1,476.53         90
                                       7.500          1,476.53
    LITTLETON        CO   80122          1            07/25/01         01
    322449                               05           09/01/01         25
    322449                               O            08/01/31
    0


    5537696          286/286             F          200,000.00         ZZ
                                         360        199,723.82          1
                                       7.875          1,450.14         67
                                       7.625          1,450.14
    COMMACK          NY   11725          5            07/26/01         00
    327345                               05           09/01/01          0
    327345                               O            08/01/31
    0


    5537697          286/286             F          185,000.00         ZZ
                                         360        184,287.44          1
                                       7.375          1,277.75         53
                                       7.125          1,277.75
    ROCKLIN          CA   95677          1            04/17/01         00
    337961                               05           06/01/01          0
    337961                               O            05/01/31
    0


    5537698          286/286             F          298,800.00         ZZ
                                         360        298,209.62          1
                                       8.125          2,218.59         90
                                       7.875          2,218.59
    HOUSTON          TX   77098          1            06/26/01         10
    340109                               09           08/01/01         25
    340109                               O            07/01/31
    0


    5537699          286/286             F           67,500.00         ZZ
                                         360         67,417.92          4
1


                                       8.500            519.02         90
                                       8.250            519.02
    SAN ANTONIO      TX   78208          1            07/26/01         11
    340176                               05           09/01/01         25
    340176                               N            08/01/31
    0


    5537700          286/286             F          228,600.00         ZZ
                                         360        228,314.83          4
                                       8.375          1,737.53         90
                                       8.125          1,737.53
    ESCONDIDO        CA   92025          1            07/09/01         12
    341958                               05           09/01/01         25
    341958                               N            08/01/31
    0


    5537701          286/286             F          220,500.00         ZZ
                                         360        220,224.94          4
                                       8.375          1,675.96         90
                                       8.125          1,675.96
    ESCONDIDO        CA   92025          1            07/09/01         12
    341959                               05           09/01/01         25
    341959                               N            08/01/31
    0


    5537702          286/286             F          180,000.00         ZZ
                                         360        179,653.26          1
                                       8.250          1,352.29         80
                                       8.000          1,352.29
    LA PUENTE        CA   91744          1            06/14/01         00
    342484                               05           08/01/01          0
    342484                               N            07/01/31
    0


    5537704          286/286             F          308,000.00         ZZ
                                         360        307,644.29          2
                                       8.750          2,423.04         80
                                       8.500          2,423.04
    CAYUCOS          CA   93430          1            07/13/01         00
    342956                               05           09/01/01          0
    342956                               N            08/01/31
    0


    5537705          286/286             F           64,000.00         ZZ
                                         360         63,924.15          1
                                       8.625            497.79         80
                                       8.375            497.79
    MADISON          TN   37115          5            07/31/01         00
    345427                               05           09/01/01          0
1


    345427                               N            08/01/31
    0


    5537706          286/286             F          108,800.00         ZZ
                                         360        108,645.92          1
                                       7.750            779.46         80
                                       7.500            779.46
    KENNETT SQUARE   PA   19348          1            07/13/01         00
    372167                               03           09/01/01          0
    372167                               N            08/01/31
    0


    5537707          286/286             F          101,500.00         ZZ
                                         360        101,382.76          4
                                       8.750            798.51         70
                                       8.500            798.51
    ST LOUIS         MO   63110          5            07/20/01         00
    389130                               05           09/01/01          0
    389130                               N            08/01/31
    0


    5537708          286/286             F          112,000.00         ZZ
                                         360        111,647.86          3
                                       8.000            821.82         80
                                       7.750            821.82
    ASBURY PARK      NJ   07712          1            07/20/01         00
    395448                               05           09/01/01          0
    395448                               N            08/01/31
    0


    5537709          286/286             F          112,000.00         ZZ
                                         360        111,849.20          1
                                       8.000            821.82         75
                                       7.750            821.82
    DES PLAINES      IL   60018          2            07/16/01         00
    408549                               05           09/01/01          0
    408549                               O            08/01/31
    0


    5537710          286/286             F          219,300.00         ZZ
                                         360        219,053.21          1
                                       8.875          1,744.85         85
                                       8.625          1,744.85
    BARTLETT         IL   60103          1            07/25/01         11
    408927                               05           09/01/01         12
    408927                               O            08/01/31
    0


1


    5537711          286/286             F          148,000.00         ZZ
                                         360        147,729.09          1
                                       8.500          1,138.00         80
                                       8.250          1,138.00
    ORLANDO          FL   32836          1            06/25/01         00
    411321                               03           08/01/01          0
    411321                               N            07/01/31
    0


    5537712          286/286             F          136,800.00         ZZ
                                         360        136,629.35          4
                                       8.375          1,039.78         90
                                       8.125          1,039.78
    LAKE WORTH       FL   33461          1            07/13/01         10
    411441                               05           09/01/01         25
    411441                               N            08/01/31
    0


    5537714          286/286             F           92,800.00         ZZ
                                         360         92,605.31          1
                                       8.875            738.36         80
                                       8.625            738.36
    TOLEDO           OH   43614          5            06/25/01         00
    417399                               05           08/01/01          0
    417399                               O            07/01/31
    0


    5537715          286/286             F          148,800.00         T
                                         360        148,490.75          1
                                       7.875          1,078.91         80
                                       7.625          1,078.91
    NARRAGANSETT     RI   02882          1            06/19/01         00
    419048                               05           08/01/01          0
    419048                               O            07/01/31
    0


    5537716          286/286             F          103,650.00         T
                                         360        103,523.97          1
                                       8.500            796.98         58
                                       8.250            796.98
    WALDPORT         OR   97394          5            07/13/01         00
    419489                               05           09/01/01          0
    419489                               O            08/01/31
    0


    5537718          286/286             F          114,000.00         ZZ
                                         360        113,861.37          2
                                       8.500            876.57         95
                                       8.250            876.57
1


    CICERO           IL   60804          1            07/16/01         11
    421627                               05           09/01/01         30
    421627                               O            08/01/31
    0


    5537719          286/286             F           81,000.00         ZZ
                                         360         80,906.46          3
                                       8.750            637.23         90
                                       8.500            637.23
    FRANKFORT        IN   46041          1            07/17/01         11
    422133                               05           09/01/01         25
    422133                               O            08/01/31
    0


    5537720          286/286             F           43,650.00         ZZ
                                         360         43,598.26          2
                                       8.625            339.51         90
                                       8.375            339.51
    CLEVELAND        OH   44113          1            07/20/01         12
    423328                               05           09/01/01         25
    423328                               N            08/01/31
    0


    5537721          286/286             F          191,450.00         ZZ
                                         360        191,171.97          1
                                       7.625          1,355.08         80
                                       7.375          1,355.08
    FOLSOM           CA   95630          1            07/11/01         00
    426455                               05           09/01/01          0
    426455                               O            08/01/31
    0


    5537722          286/286             F           83,250.00         ZZ
                                         360         83,148.76          1
                                       8.500            640.13         90
                                       8.250            640.13
    STONE MOUNTAIN   GA   30088          1            07/17/01         12
    427184                               05           09/01/01         25
    427184                               N            08/01/31
    0


    5537723          286/286             F          176,000.00         ZZ
                                         360        175,744.41          1
                                       7.625          1,245.72         79
                                       7.375          1,245.72
    NILES            IL   60714          1            07/03/01         00
    430289                               05           09/01/01          0
    430289                               O            08/01/31
    0
1




    5537724          286/286             F          112,500.00         ZZ
                                         360        112,363.20          2
                                       8.500            865.03         90
                                       8.250            865.03
    HIGHLANDS        NJ   07732          1            07/12/01         11
    430982                               05           09/01/01         25
    430982                               N            08/01/31
    0


    5537725          286/286             F           92,800.00         ZZ
                                         360         92,607.13          1
                                       7.875            672.87         80
                                       7.625            672.87
    MILLERSVILLE     MD   21108          1            06/22/01         00
    431551                               01           08/01/01          0
    431551                               O            07/01/31
    0


    5537726          286/286             F           56,250.00         ZZ
                                         360         56,215.92          1
                                       8.500            432.52         71
                                       8.250            432.52
    INDIANAPOLIS     IN   46219          5            08/07/01         00
    432199                               05           10/01/01          0
    432199                               N            09/01/31
    0


    5537727          286/286             F           44,850.00         ZZ
                                         360         44,774.00          1
                                       8.875            356.85         65
                                       8.625            356.85
    INDEPENDENCE     MO   64052          5            06/20/01         00
    433929                               05           08/01/01          0
    433929                               N            07/01/31
    0


    5537728          286/286             F           51,500.00         ZZ
                                         360         51,430.65          1
                                       8.000            377.89         75
                                       7.750            377.89
    ALEXANDRIA       LA   71301          5            07/12/01         00
    434343                               05           09/01/01          0
    434343                               N            08/01/31
    0


    5537729          286/286             F           62,500.00         ZZ
                                         360         62,413.69          1
1


                                       7.875            453.17         79
                                       7.625            453.17
    ALEXANDRIA       LA   71301          5            07/12/01         00
    434475                               05           09/01/01          0
    434475                               N            08/01/31
    0


    5537730          286/286             F           62,500.00         ZZ
                                         360         62,413.69          2
                                       7.875            453.17         79
                                       7.625            453.17
    ALEXANDRIA       LA   71301          5            07/12/01         00
    434476                               05           09/01/01          0
    434476                               N            08/01/31
    0


    5537731          286/286             F           62,500.00         ZZ
                                         360         62,413.69          1
                                       7.875            453.17         79
                                       7.625            453.17
    ALEXANDRIA       LA   71301          5            07/12/01         00
    434477                               05           09/01/01          0
    434477                               N            08/01/31
    0


    5537732          286/286             F          178,500.00         ZZ
                                         360        178,277.33          1
                                       8.375          1,356.73         75
                                       8.125          1,356.73
    ST LOUIS         MO   63118          2            07/18/01         00
    434510                               05           09/01/01          0
    434510                               O            08/01/31
    0


    5537733          286/286             F           55,215.00         ZZ
                                         360         55,128.58          1
                                       7.250            376.67         61
                                       7.000            376.67
    MINNEOLA         KS   67865          5            07/19/01         00
    434812                               05           09/01/01          0
    434812                               O            08/01/31
    0


    5537734          286/286             F           99,360.00         ZZ
                                         360         99,242.24          4
                                       8.625            772.82         90
                                       8.375            772.82
    ST LOUIS         MO   63139          1            07/26/01         11
    435030                               05           09/01/01         25
1


    435030                               O            08/01/31
    0


    5537737          286/286             F           51,975.00         ZZ
                                         360         51,914.97          1
                                       8.750            408.89         90
                                       8.500            408.89
    O'FALLON         MO   63366          1            07/18/01         11
    435348                               05           09/01/01         25
    435348                               N            08/01/31
    0


    5537738          286/286             F           87,500.00         ZZ
                                         360         87,379.16          1
                                       7.875            634.44         65
                                       7.625            634.44
    MINNEAPOLIS      MN   55414          5            07/05/01         00
    439860                               01           09/01/01          0
    439860                               O            08/01/31
    0


    5537739          286/286             F          166,400.00         ZZ
                                         360        166,170.21          1
                                       7.875          1,206.52         80
                                       7.625          1,206.52
    NORTH RICHLAND   TX   76180          1            07/20/01         00
    442352                               05           09/01/01          0
    442352                               N            08/01/31
    0


    5537740          286/286             F          209,600.00         ZZ
                                         360        209,310.55          1
                                       7.875          1,519.75         80
                                       7.625          1,519.75
    HURST            TX   76054          1            07/20/01         00
    442353                               05           09/01/01          0
    442353                               N            08/01/31
    0


    5537741          286/286             F          221,520.00         ZZ
                                         360        221,181.83          1
                                       7.375          1,529.99         80
                                       7.125          1,529.99
    ERIE             PA   16506          1            07/19/01         00
    444456                               05           09/01/01          0
    444456                               O            08/01/31
    0


1


    5537742          286/286             F           50,700.00         ZZ
                                         360         50,638.35          3
                                       8.500            389.84         65
                                       8.250            389.84
    INDIANAPOLIS     IN   46203          5            07/25/01         00
    447201                               05           09/01/01          0
    447201                               N            08/01/31
    0


    5537743          286/286             F          272,800.00         ZZ
                                         360        272,432.70          1
                                       8.000          2,001.71         80
                                       7.750          2,001.71
    DURHAM           NC   27707          1            07/17/01         00
    447692                               03           09/01/01          0
    447692                               O            08/01/31
    0


    5537744          286/286             F           81,000.00         ZZ
                                         360         80,908.83          2
                                       8.875            644.48         90
                                       8.625            644.48
    SPRINGFIELD      MA   01107          1            07/20/01         11
    450181                               05           09/01/01         25
    450181                               N            08/01/31
    0


    5537745          286/286             F           64,800.00         ZZ
                                         360         64,727.07          2
                                       8.875            515.58         90
                                       8.625            515.58
    SPRINGFIELD      MA   01109          1            07/26/01         11
    451373                               05           09/01/01         25
    451373                               N            08/01/31
    0


    5537746          286/286             F           72,000.00         ZZ
                                         360         71,918.96          2
                                       8.875            572.87         90
                                       8.625            572.87
    SPRINGFIELD      MA   01108          1            07/26/01         11
    451377                               05           09/01/01         25
    451377                               N            08/01/31
    0


    5537747          286/286             F          160,000.00         ZZ
                                         360        159,767.64          1
                                       7.625          1,132.48         62
                                       7.375          1,132.48
1


    CHESTERFIELD     VA   23838          1            07/19/01         00
    451771                               05           09/01/01          0
    451771                               O            08/01/31
    0


    5537748          286/286             F           32,500.00         ZZ
                                         360         32,462.46          2
                                       8.750            255.68         65
                                       8.500            255.68
    DETROIT          MI   48205          5            07/16/01         00
    452489                               05           09/01/01          0
    452489                               N            08/01/31
    0


    5537749          286/286             F           84,000.00         ZZ
                                         360         83,895.20          1
                                       8.375            638.47         75
                                       8.125            638.47
    TROY             OH   45373          5            07/05/01         00
    455373                               05           09/01/01          0
    455373                               O            08/01/31
    0


    5537751          286/286             F          111,200.00         ZZ
                                         360        111,042.51          1
                                       7.750            796.66         80
                                       7.500            796.66
    ROSEVILLE        MI   48066          1            07/20/01         00
    456323                               05           09/01/01          0
    456323                               O            08/01/31
    0


    5537752          286/286             F           68,000.00         ZZ
                                         360         67,912.96          1
                                       8.250            510.87         80
                                       8.000            510.87
    TROY             OH   45373          5            07/20/01         00
    456680                               05           09/01/01          0
    456680                               N            08/01/31
    0


    5537753          286/286             F           60,000.00         ZZ
                                         360         59,919.21          1
                                       8.000            440.26         58
                                       7.750            440.26
    SHARONVILLE      OH   45241          2            07/24/01         00
    456726                               05           09/01/01          0
    456726                               N            08/01/31
    0
1




    5537755          286/286             F           67,500.00         ZZ
                                         360         67,392.70          1
                                       8.500            519.02         90
                                       8.250            519.02
    HENDERSON        NV   89014          1            07/20/01         11
    457762                               01           09/01/01         25
    457762                               N            08/01/31
    0


    5537756          286/286             F           52,400.00         ZZ
                                         360         52,342.53          1
                                       9.000            421.63         80
                                       8.750            421.63
    MACHESNEY PARK   IL   61115          1            07/12/01         00
    458941                               05           09/01/01          0
    458941                               N            08/01/31
    0


    5537757          286/286             F          268,000.00         ZZ
                                         360        267,620.46          1
                                       7.750          1,919.99         80
                                       7.500          1,919.99
    SCOTTSDALE       AZ   85255          1            07/25/01         00
    459134                               03           09/01/01          0
    459134                               N            08/01/31
    0


    5537758          286/286             F          351,800.00         ZZ
                                         360        351,289.14          1
                                       7.625          2,490.02         80
                                       7.375          2,490.02
    CELEBRATION      FL   34747          1            07/16/01         00
    459270                               03           09/01/01          0
    459270                               O            08/01/31
    0


    5537759          286/286             F          115,900.00         ZZ
                                         360        115,739.94          1
                                       7.875            840.36         90
                                       7.625            840.36
    MESA             AZ   85208          1            07/12/01         11
    459948                               03           09/01/01         25
    459948                               O            08/01/31
    0


    5537760          286/286             F           27,900.00         ZZ
                                         360         27,866.07          2
1


                                       8.500            214.53         90
                                       8.250            214.53
    XENIA            OH   45385          1            07/17/01         12
    461344                               05           09/01/01         25
    461344                               N            08/01/31
    0


    5537762          286/286             F          115,459.43         ZZ
                                         360        115,316.86          1
                                       8.500            887.78         90
                                       8.250            887.78
    MONROE           OH   45050          1            07/14/01         12
    461663                               05           09/01/01         25
    461663                               N            08/01/31
    0


    5537763          286/286             F           86,000.00         ZZ
                                         360         85,878.20          1
                                       7.750            616.12         69
                                       7.500            616.12
    PHOENIX          AZ   85021          1            07/11/01         00
    462659                               05           09/01/01          0
    462659                               N            08/01/31
    0


    5537764          286/286             F          330,000.00         ZZ
                                         360        329,520.80          1
                                       7.625          2,335.72         58
                                       7.375          2,335.72
    BELLE MEADE      NJ   08502          5            07/12/01         00
    463012                               05           09/01/01          0
    463012                               O            08/01/31
    0


    5537766          286/286             F          119,420.00         ZZ
                                         360        119,255.08          1
                                       7.875            865.88         80
                                       7.625            865.88
    ORLANDO          FL   32828          1            07/24/01         00
    480292                               03           09/01/01          0
    480292                               O            08/01/31
    0


    5537767          286/286             F           99,968.00         ZZ
                                         360         99,811.55          1
                                       7.250            681.96         80
                                       7.000            681.96
    LINDALE          TX   75771          1            07/25/01         00
    510579                               05           09/01/01          0
1


    510579                               O            08/01/31
    0


    5537768          286/286             F          109,500.00         ZZ
                                         360        109,340.98          1
                                       7.625            775.04         74
                                       7.375            775.04
    ALEXANDRIA       IN   46001          5            07/26/01         00
    511061                               05           09/01/01          0
    511061                               O            08/01/31
    0


    5537770          286/286             F          134,400.00         ZZ
                                         360        134,240.73          1
                                       8.625          1,045.35         80
                                       8.375          1,045.35
    PHOENIX          AZ   85050          1            07/26/01         00
    512964                               03           09/01/01          0
    512964                               N            08/01/31
    0


    5537771          286/286             F          156,800.00         ZZ
                                         360        156,566.53          1
                                       7.500          1,096.37         79
                                       7.250          1,096.37
    NEWBURGH         NY   12550          5            07/06/01         00
    9423668                              05           09/01/01          0
    9423668                              O            08/01/31
    0


    5537772          286/286             F           50,000.00         ZZ
                                         360         49,939.20          2
                                       8.500            384.46         59
                                       8.250            384.46
    BUFFALO          NY   14216          5            07/24/01         00
    9520007                              05           09/01/01          0
    9520007                              N            08/01/31
    0


    5537774          286/286             F          152,000.00         ZZ
                                         360        151,784.74          2
                                       7.750          1,088.95         80
                                       7.500          1,088.95
    BRIDGEPORT       CT   06606          5            07/19/01         00
    9648971                              05           09/01/01          0
    9648971                              O            08/01/31
    0


1


    5537775          286/286             F          296,000.00         ZZ
                                         360        295,601.46          2
                                       8.000          2,171.94         63
                                       7.750          2,171.94
    SANTA CRUZ       CA   95062          2            07/10/01         00
    9826350                              05           09/01/01          0
    9826350                              O            08/01/31
    0


    5537776          286/286             F          212,000.00         ZZ
                                         360        211,536.76          1
                                       7.625          1,500.52         75
                                       7.375          1,500.52
    CLOVERDALE       CA   95425          2            06/16/01         00
    9838208                              05           08/01/01          0
    9838208                              O            07/01/31
    0


    5537777          286/286             F          106,000.00         ZZ
                                         360        105,800.28          1
                                       8.250            796.34         74
                                       8.000            796.34
    REDMOND          OR   97756          2            07/10/01         00
    9853514                              05           09/01/01          0
    9853514                              O            08/01/31
    0


    5537778          286/286             F          300,000.00         ZZ
                                         360        299,585.73          1
                                       7.875          2,175.21         69
                                       7.625          2,175.21
    SOUTH SAN FRANC  CA   94080          5            07/14/01         00
    9853567                              05           09/01/01          0
    9853567                              O            08/01/31
    0


    5537779          286/286             F          600,000.00         ZZ
                                         360        599,171.45          1
                                       7.875          4,350.42         80
                                       7.625          4,350.42
    ZIONSVILLE       IN   46077          2            07/25/01         00
    9854322                              05           09/01/01          0
    9854322                              O            08/01/31
    0


    5537780          286/286             F          328,000.00         ZZ
                                         360        327,213.56          3
                                       7.375          2,265.41         80
                                       7.125          2,265.41
1


    HAYWARD          CA   94544          5            07/11/01         00
    9854924                              05           09/01/01          0
    9854924                              O            08/01/31
    0


    5537781          286/286             F           99,000.00         ZZ
                                         360         98,885.68          3
                                       8.750            778.83         90
                                       8.500            778.83
    SPRINGFIELD      MA   01108          1            07/20/01         21
    9855395                              05           09/01/01         25
    9855395                              N            08/01/31
    0


    5537782          286/286             F          120,600.00         ZZ
                                         360        120,464.28          3
                                       8.875            959.55         90
                                       8.625            959.55
    REDDING          CA   96002          1            07/09/01         14
    9859304                              05           09/01/01         25
    9859304                              N            08/01/31
    0


    5537783          286/286             F           55,000.00         ZZ
                                         360         54,795.36          1
                                       8.125            408.37         19
                                       7.875            408.37
    SAN LORENZO      CA   94580          2            07/09/01         00
    9861285                              05           09/01/01          0
    9861285                              N            08/01/31
    0


    5537784          286/286             F          142,400.00         ZZ
                                         360        142,231.26          1
                                       8.625          1,107.57         80
                                       8.375          1,107.57
    PALM SPRINGS     CA   92262          1            07/11/01         00
    9861620                              05           09/01/01          0
    9861620                              N            08/01/31
    0


    5537785          286/286             F          191,250.00         ZZ
                                         360        190,950.72          1
                                       7.250          1,304.66         85
                                       7.000          1,304.66
    BUENA PARK       CA   90621          1            07/05/01         12
    9861964                              05           09/01/01         25
    9861964                              O            08/01/31
    0
1




    5537786          286/286             F          388,000.00         ZZ
                                         360        387,464.21          1
                                       7.875          2,813.27         80
                                       7.625          2,813.27
    MOLALLA          OR   97038          1            07/20/01         00
    9863724                              05           09/01/01          0
    9863724                              O            08/01/31
    0


    5537787          286/286             F          370,000.00         ZZ
                                         360        369,462.70          1
                                       7.625          2,618.83         80
                                       7.375          2,618.83
    SANTA CLARA      CA   95051          5            07/06/01         00
    9864456                              05           09/01/01          0
    9864456                              O            08/01/31
    0


    5537788          286/286             F          333,750.00         ZZ
                                         360        333,333.67          1
                                       8.375          2,536.74         75
                                       8.125          2,536.74
    SAN FRANCISCO    CA   94134          5            07/02/01         00
    9864683                              05           09/01/01          0
    9864683                              N            08/01/31
    0


    5537789          286/286             F          270,700.00         ZZ
                                         360        270,316.65          1
                                       7.750          1,939.33         75
                                       7.500          1,939.33
    PENRYN           CA   95663          5            07/13/01         00
    9864694                              05           09/01/01          0
    9864694                              O            08/01/31
    0


    5537790          286/286             F           86,400.00         ZZ
                                         360         86,289.44          1
                                       8.250            649.09         80
                                       8.000            649.09
    INDIANAPOLIS     IN   46220          5            07/25/01         00
    9864924                              05           09/01/01          0
    9864924                              N            08/01/31
    0


    5537791          286/286             F          224,000.00         ZZ
                                         360        223,734.55          1
1


                                       8.625          1,742.25         80
                                       8.375          1,742.25
    SHERMAN OAKS     CA   91403          1            07/02/01         00
    9866250                              05           09/01/01          0
    9866250                              N            08/01/31
    0


    5537792          286/286             F          117,900.00         ZZ
                                         360        117,752.91          1
                                       8.375            896.13         90
                                       8.125            896.13
    MODESTO          CA   95354          1            07/02/01         10
    9866684                              05           09/01/01         25
    9866684                              N            08/01/31
    0


    5537793          286/286             F          397,500.00         ZZ
                                         360        397,016.68          1
                                       8.500          3,056.43         75
                                       8.250          3,056.43
    LAFAYETTE        CA   94549          1            07/06/01         00
    9866744                              05           09/01/01          0
    9866744                              N            08/01/31
    0


    5537794          286/286             F          321,000.00         ZZ
                                         360        320,556.73          1
                                       7.875          2,327.47         90
                                       7.625          2,327.47
    RICHMOND         CA   94806          1            07/12/01         14
    9867522                              05           09/01/01         25
    9867522                              O            08/01/31
    0


    5537796          286/286             F           82,000.00         ZZ
                                         360         81,889.59          1
                                       8.000            601.69         74
                                       7.750            601.69
    AUBURN           GA   30011          2            07/19/01         00
    9867826                              05           09/01/01          0
    9867826                              N            08/01/31
    0


    5537797          286/286             F          216,000.00         ZZ
                                         360        215,744.02          1
                                       8.625          1,680.03         90
                                       8.375          1,680.03
    OCEANSIDE        CA   92054          1            07/06/01         12
    9868227                              05           09/01/01         25
1


    9868227                              O            08/01/31
    0


    5537798          286/286             F          259,000.00         ZZ
                                         360        258,633.22          2
                                       7.750          1,855.51         67
                                       7.500          1,855.51
    NAPA             CA   94558          1            07/06/01         00
    9868739                              05           09/01/01          0
    9868739                              N            08/01/31
    0


    5537799          286/286             F          148,750.00         ZZ
                                         360        148,544.59          3
                                       7.875          1,078.54         85
                                       7.625          1,078.54
    HARTFORD         CT   06102          2            07/14/01         12
    9869176                              05           09/01/01         12
    9869176                              O            08/01/31
    0


    5537800          286/286             F          300,000.00         ZZ
                                         360        299,616.08          1
                                       8.250          2,253.80         79
                                       8.000          2,253.80
    ALAMEDA          CA   94501          1            07/19/01         00
    9869366                              05           09/01/01          0
    9869366                              N            08/01/31
    0


    5537804          286/286             F          296,550.00         ZZ
                                         360        296,224.82          1
                                       9.000          2,386.11         90
                                       8.750          2,386.11
    CARLSBAD         CA   92008          1            07/11/01         11
    9871498                              01           09/01/01         25
    9871498                              O            08/01/31
    0


    5537805          286/286             F          300,000.00         ZZ
                                         360        299,644.49          1
                                       8.625          2,333.37         86
                                       8.375          2,333.37
    MARTINSVILLE     IN   46151          1            07/17/01         19
    9871564                              03           09/01/01         25
    9871564                              O            08/01/31
    0


1


    5537806          286/286             F          316,000.00         ZZ
                                         360        315,529.49          1
                                       7.500          2,209.52         77
                                       7.250          2,209.52
    SAN FRANCISCO    CA   94134          5            07/11/01         00
    9872013                              05           09/01/01          0
    9872013                              O            08/01/31
    0


    5537807          286/286             F          284,400.00         ZZ
                                         360        283,029.18          1
                                       8.250          2,136.60         90
                                       8.000          2,136.60
    SHORELINE        WA   98155          1            07/16/01         01
    9872665                              05           09/01/01         30
    9872665                              O            08/01/31
    0


    5537808          286/286             F           97,600.00         ZZ
                                         360         97,478.25          1
                                       8.375            741.83         80
                                       8.125            741.83
    OLDSMAR          FL   34677          1            07/23/01         00
    9872859                              05           09/01/01          0
    9872859                              N            08/01/31
    0


    5537809          286/286             F          169,400.00         ZZ
                                         360        169,183.21          1
                                       8.250          1,272.65         80
                                       8.000          1,272.65
    SPRINGFIELD      PA   19064          2            07/17/01         00
    9872866                              05           09/01/01          0
    9872866                              N            08/01/31
    0


    5537810          286/286             F           55,600.00         ZZ
                                         360         55,535.78          3
                                       8.750            437.41         90
                                       8.500            437.41
    PITTSBURGH       PA   15215          1            07/19/01         12
    9873574                              05           09/01/01         25
    9873574                              N            08/01/31
    0


    5537811          286/286             F           66,500.00         ZZ
                                         360         66,423.20          1
                                       8.750            523.16         79
                                       8.500            523.16
1


    ATLANTA          GA   30310          2            07/19/01         00
    9874105                              05           09/01/01          0
    9874105                              N            08/01/31
    0


    5537812          286/286             F          134,400.00         ZZ
                                         360        134,236.58          1
                                       8.500          1,033.42         80
                                       8.250          1,033.42
    WEST ROXBURY     MA   02132          1            07/19/01         00
    9875812                              01           09/01/01          0
    9875812                              O            08/01/31
    0


    5537813          286/286             F          103,900.00         ZZ
                                         360        103,740.57          1
                                       7.750            744.35         80
                                       7.500            744.35
    VIRGINIA BEACH   VA   23456          1            07/24/01         00
    9938165                              05           09/01/01          0
    9938165                              O            08/01/31
    0


    5537814          286/286             F          244,800.00         ZZ
                                         360        244,470.39          1
                                       8.000          1,796.26         90
                                       7.750          1,796.26
    SEATTLE          WA   98144          1            06/29/01         11
    9940953                              05           09/01/01         25
    9940953                              O            08/01/31
    0


    5537815          286/286             F          325,000.00         ZZ
                                         360        324,573.36          1
                                       8.125          2,413.12         80
                                       7.875          2,413.12
    SAN CLEMENTE     CA   92672          5            07/18/01         00
    9945111                              05           09/01/01          0
    9945111                              O            08/01/31
    0


    5537816          286/286             F          134,500.00         ZZ
                                         360        134,266.16          1
                                       8.750          1,058.11         84
                                       8.500          1,058.11
    PUYALLUP         WA   98375          2            06/22/01         12
    9947482                              03           08/01/01         12
    9947482                              O            07/01/31
    0
1




    5537817          286/286             F          100,800.00         ZZ
                                         360        100,683.60          1
                                       8.750            792.99         90
                                       8.500            792.99
    PALMDALE         CA   93550          1            07/12/01         01
    9948255                              05           09/01/01         25
    9948255                              N            08/01/31
    0


    5537898          286/286             F          303,000.00         ZZ
                                         360        302,114.38          1
                                       7.625          2,144.62         80
                                       7.375          2,144.62
    MONTGOMERY       TX   77356          2            05/02/01         00
    26130                                03           07/01/01          0
    26130                                O            06/01/31
    0


    5537900          286/286             F          385,000.00         ZZ
                                         360        384,721.34          1
                                       7.625          2,725.01         70
                                       7.375          2,725.01
    BLUE SPRINGS     MO   64015          5            08/13/01         00
    132824                               03           10/01/01          0
    132824                               O            09/01/31
    0


    5537901          286/286             F          339,000.00         ZZ
                                         360        338,456.19          1
                                       7.125          2,283.91         60
                                       6.875          2,283.91
    SEWICKLEY        PA   15143          1            08/01/01         12
    202398                               05           09/01/01         30
    202398                               O            08/01/31
    0


    5537902          286/286             F          221,000.00         ZZ
                                         360        220,835.98          1
                                       7.500          1,545.27         75
                                       7.250          1,545.27
    PEORIA           AZ   85382          5            08/06/01         00
    313871                               03           10/01/01          0
    313871                               O            09/01/31
    0


    5537903          286/286             F          406,400.00         ZZ
                                         360        406,075.00          1
1


                                       7.125          2,738.00         80
                                       6.875          2,738.00
    SAN PEDRO        CA   90732          2            08/04/01         00
    342731                               05           10/01/01          0
    342731                               O            09/01/31
    0


    5537904          286/286             F          340,500.00         ZZ
                                         360        340,259.67          1
                                       7.750          2,439.39         80
                                       7.500          2,439.39
    WEED             CA   96094          2            08/13/01         00
    397791                               05           10/01/01          0
    397791                               O            09/01/31
    0


    5537906          286/286             F          424,000.00         ZZ
                                         360        423,352.75          1
                                       7.375          2,928.46         80
                                       7.125          2,928.46
    HOPKINTON        MA   01748          5            07/19/01         00
    446049                               05           09/01/01          0
    446049                               O            08/01/31
    0


    5537907          286/286             F          225,000.00         ZZ
                                         360        224,824.48          1
                                       7.250          1,534.90         75
                                       7.000          1,534.90
    WOBURN           MA   01801          5            08/01/01         00
    456477                               05           10/01/01          0
    456477                               O            09/01/31
    0


    5537908          286/286             F          465,000.00         ZZ
                                         360        464,646.17          1
                                       7.375          3,211.64         79
                                       7.125          3,211.64
    ANN ARBOR        MI   48104          5            08/13/01         00
    463550                               05           10/01/01          0
    463550                               O            09/01/31
    0


    5537909          286/286             F          468,000.00         ZZ
                                         360        467,643.89          1
                                       7.375          3,232.36         68
                                       7.125          3,232.36
    SUDBURY          MA   01776          5            08/08/01         00
    487004                               05           10/01/01          0
1


    487004                               O            09/01/31
    0


    5537910          286/286             F          288,000.00         ZZ
                                         360        287,780.85          1
                                       7.375          1,989.15         80
                                       7.125          1,989.15
    WEST PALM BEACH  FL   33405          1            08/10/01         00
    506145                               05           10/01/01          0
    506145                               O            09/01/31
    0


    5537911          286/286             F          317,000.00         ZZ
                                         360        316,752.71          1
                                       7.250          2,162.50         64
                                       7.000          2,162.50
    FALLS CHURCH     VA   22042          2            08/09/01         00
    508786                               05           10/01/01          0
    508786                               O            09/01/31
    0


    5537912          286/286             F          332,000.00         ZZ
                                         360        331,721.07          1
                                       6.875          2,181.01         80
                                       6.625          2,181.01
    KANSAS CITY      MO   64113          5            08/07/01         00
    510591                               03           10/01/01          0
    510591                               O            09/01/31
    0


    5537913          286/286             F          352,000.00         ZZ
                                         360        351,732.15          1
                                       7.375          2,431.18         80
                                       7.125          2,431.18
    MISSION VIEJO    CA   92692          1            08/01/01         00
    511883                               03           10/01/01          0
    511883                               O            09/01/31
    0


    5537914          286/286             F          311,000.00         ZZ
                                         360        310,780.49          1
                                       7.750          2,228.05         75
                                       7.500          2,228.05
    LAFAYYETTE HILL  PA   19444          5            08/08/01         00
    514082                               05           10/01/01          0
    514082                               O            09/01/31
    0


1


    5537920          286/286             F          335,200.00         ZZ
                                         360        334,951.23          1
                                       7.500          2,343.77         80
                                       7.250          2,343.77
    BLOOMINGDALE     IL   60108          2            08/08/01         00
    9881208                              05           10/01/01          0
    9881208                              O            09/01/31
    0


    5537921          286/286             F          217,500.00         ZZ
                                         360        217,330.33          1
                                       7.250          1,483.73         75
                                       7.000          1,483.73
    HAYWARD          CA   94541          5            08/03/01         00
    9881461                              01           10/01/01          0
    9881461                              O            09/01/31
    0


    5537923          286/286             F          295,000.00         ZZ
                                         360        294,781.07          1
                                       7.500          2,062.68         72
                                       7.250          2,062.68
    BELLE PLAINE     MN   56011          5            08/09/01         00
    9884313                              05           10/01/01          0
    9884313                              O            09/01/31
    0


    5537925          286/286             F          563,750.00         ZZ
                                         360        563,310.22          1
                                       7.250          3,845.77         80
                                       7.000          3,845.77
    SAN DIEGO        CA   92130          1            08/15/01         00
    9945118                              03           10/01/01          0
    9945118                              O            09/01/31
    0


    5538416          664/G02             F          329,600.00         ZZ
                                         360        328,879.77          1
                                       7.625          2,332.89         80
                                       7.375          2,332.89
    CORONADO         CA   92118          1            06/20/01         00
    0433140753                           01           08/01/01          0
    8189755                              N            07/01/31
    0


    5539293          G52/G02             F          166,500.00         ZZ
                                         360        166,370.12          1
                                       7.250          1,135.82         59
                                       7.000          1,135.82
1


    LSO ANGELES      CA   91316          5            08/16/01         00
    0433201621                           05           10/01/01          0
    6205001152                           O            09/01/31
    0


    5539730          U05/G02             F          150,000.00         ZZ
                                         360        149,894.13          1
                                       7.750          1,074.62         30
                                       7.500          1,074.62
    KATY             TX   77450          5            08/21/01         00
    0433191210                           03           10/01/01          0
    3150573                              O            09/01/31
    0


    5540495          E47/G02             F          327,750.00         ZZ
                                         360        327,750.00          1
                                       8.000          2,404.91         95
                                       7.750          2,404.91
    HAYWARD          CA   94545          1            09/13/01         11
    0433208923                           05           11/01/01         30
    7333011603                           O            10/01/31
    0


    5540498          664/G02             F          300,000.00         ZZ
                                         360        299,564.34          1
                                       7.625          2,123.39         51
                                       7.375          2,123.39
    PALM CITY        FL   34990          1            07/11/01         00
    0433152287                           03           09/01/01          0
    8117087                              N            08/01/31
    0


    5543360          964/G02             F          197,100.00         ZZ
                                         360        197,100.00          1
                                       7.750          1,412.05         90
                                       7.500          1,412.05
    MERCED           CA   95340          1            09/14/01         11
    0433197324                           05           11/01/01         25
    142883                               N            10/01/31
    0


    5543734          E22/G02             F           76,000.00         ZZ
                                         240         76,000.00          1
                                       7.875            629.79         80
                                       7.625            629.79
    HAWESVILLE       KY   42348          5            09/06/01         00
    0412690760                           05           11/01/01          0
    0412690760                           O            10/01/21
    0
1




    5543735          E22/G02             F          427,500.00         ZZ
                                         360        427,500.00          1
                                       7.375          2,952.64         64
                                       7.125          2,952.64
    GREENWICH        CT   06831          2            09/06/01         00
    0412769325                           05           11/01/01          0
    0412769325                           O            10/01/31
    0


    5543737          E22/G02             F          118,800.00         ZZ
                                         360        118,800.00          1
                                       8.625            924.01         90
                                       8.375            924.01
    WEST COLUMBIA    SC   29170          5            09/06/01         01
    0412810053                           05           11/01/01         25
    0412810053                           O            10/01/31
    0


    5543740          E22/G02             F          184,000.00         ZZ
                                         360        184,000.00          1
                                       7.625          1,302.34         80
                                       7.375          1,302.34
    SYLMAR           CA   91342          2            09/06/01         00
    0412885782                           29           11/01/01          0
    0412885782                           O            10/01/31
    0


    5543745          E22/G02             F           74,700.00         ZZ
                                         360         74,700.00          1
                                       7.875            541.63         87
                                       7.625            541.63
    SACRAMENTO       CA   95815          2            08/30/01         01
    0412912768                           05           11/01/01         25
    0412912768                           N            10/01/31
    0


    5543748          E22/G02             F          170,000.00         ZZ
                                         360        170,000.00          1
                                       7.625          1,203.25         24
                                       7.375          1,203.25
    JUPITER          FL   33469          5            09/06/01         00
    0412922544                           05           11/01/01          0
    0412922544                           O            10/01/31
    0


    5543750          E22/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
1


                                       7.125          1,024.05         80
                                       6.875          1,024.05
    DENVER           CO   80219          5            09/06/01         00
    0412923997                           05           11/01/01          0
    0412923997                           O            10/01/31
    0


    5543756          E22/G02             F          114,000.00         ZZ
                                         360        114,000.00          1
                                       7.875            826.58         68
                                       7.625            826.58
    LEVITTOWN        PA   19057          5            09/06/01         00
    0412944316                           05           11/01/01          0
    0412944316                           O            10/01/31
    0


    5543761          E22/G02             F          170,000.00         ZZ
                                         360        170,000.00          1
                                       7.375          1,174.15         36
                                       7.125          1,174.15
    MERCER ISLAND    WA   98040          5            08/30/01         00
    0412951287                           05           11/01/01          0
    0412951287                           O            10/01/31
    0


    5543764          E22/G02             F          112,500.00         ZZ
                                         360        112,500.00          1
                                       7.875            815.70         90
                                       7.625            815.70
    ETHRIDGE         TN   38456          1            09/11/01         10
    0412953564                           05           11/01/01         25
    0412953564                           O            10/01/31
    0


    5543766          E22/G02             F          207,000.00         ZZ
                                         360        207,000.00          1
                                       7.125          1,394.60         89
                                       6.875          1,394.60
    SACRAMENTO       CA   95828          2            08/30/01         01
    0412955924                           05           11/01/01         25
    0412955924                           O            10/01/31
    0


    5543767          E22/G02             F          202,500.00         ZZ
                                         360        202,500.00          1
                                       7.000          1,347.24         90
                                       6.750          1,347.24
    RICHMOND         CA   94803          5            09/04/01         01
    0412956476                           09           11/01/01         25
1


    0412956476                           O            10/01/31
    0


    5543768          E22/G02             F           89,000.00         ZZ
                                         360         89,000.00          1
                                       7.500            622.30         84
                                       7.250            622.30
    MONTAGUE         MI   49437          2            09/06/01         11
    0412958647                           05           11/01/01         12
    0412958647                           O            10/01/31
    0


    5543770          E22/G02             F          152,750.00         ZZ
                                         360        152,750.00          1
                                       7.625          1,081.15         65
                                       7.375          1,081.15
    LAKE WORTH       FL   33460          5            09/06/01         00
    0412962383                           05           11/01/01          0
    0412962383                           O            10/01/31
    0


    5543771          E22/G02             F          492,000.00         ZZ
                                         360        492,000.00          1
                                       7.875          3,567.34         80
                                       7.625          3,567.34
    NORWALK          CT   06855          5            09/06/01         00
    0412971368                           03           11/01/01          0
    0412971368                           O            10/01/31
    0


    5543780          E22/G02             F          350,000.00         ZZ
                                         360        350,000.00          1
                                       8.000          2,568.18         70
                                       7.750          2,568.18
    CHARLEVOIX       MI   49720          5            09/06/01         00
    0412983439                           03           11/01/01          0
    0412983439                           O            10/01/31
    0


    5543787          E22/G02             F          352,000.00         ZZ
                                         360        352,000.00          1
                                       7.625          2,491.43         80
                                       7.375          2,491.43
    SANTA ROSA       CA   95409          5            09/04/01         00
    0412988008                           05           11/01/01          0
    0412988008                           O            10/01/31
    0


1


    5543790          E22/G02             F          261,200.00         ZZ
                                         360        261,200.00          1
                                       7.750          1,871.27         80
                                       7.500          1,871.27
    VALPARAISO       IN   46385          2            09/06/01         00
    0412992893                           03           11/01/01          0
    0412992893                           O            10/01/31
    0


    5543795          E22/G02             F          258,250.00         ZZ
                                         360        258,250.00          1
                                       7.750          1,850.13         78
                                       7.500          1,850.13
    NESCONSET        NY   11767          5            09/06/01         00
    0412997900                           05           11/01/01          0
    0412997900                           O            10/01/31
    0


    5543805          E22/G02             F          250,000.00         ZZ
                                         360        250,000.00          1
                                       7.125          1,684.30         79
                                       6.875          1,684.30
    SIMI VALLEY      CA   93063          5            08/31/01         00
    0413012295                           05           11/01/01          0
    0413012295                           O            10/01/31
    0


    5544195          E82/G02             F          304,000.00         ZZ
                                         360        304,000.00          1
                                       7.500          2,125.61         80
                                       7.250          2,125.61
    NAPA             CA   94558          2            09/05/01         00
    0400476503                           05           11/01/01          0
    0400476503                           O            10/01/31
    0


    5544196          E82/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
                                       7.750            773.73         75
                                       7.500            773.73
    PHOENIX          AZ   85022          2            07/23/01         00
    0400469995                           03           11/01/01          0
    0400469995                           O            10/01/31
    0


    5544197          E82/G02             F          189,700.00         ZZ
                                         360        189,700.00          1
                                       7.375          1,310.21         75
                                       7.125          1,310.21
1


    STONY POINT      NY   10980          2            09/07/01         00
    0400474623                           05           11/01/01          0
    0400474623                           O            10/01/31
    0


    5544200          E82/G02             F          477,200.00         ZZ
                                         360        477,200.00          1
                                       7.625          3,377.59         71
                                       7.375          3,377.59
    WESTPORT         CT   06880          2            09/07/01         00
    0400479127                           05           11/01/01          0
    3014768127                           O            10/01/31
    0


    5544306          A06/G02             F          180,000.00         ZZ
                                         360        179,866.41          1
                                       7.500          1,258.59         75
                                       7.250          1,258.59
    WEST BLOOMFIELD  MI   48322          5            08/31/01         00
    0433157252                           05           10/01/01          0
    1000020136020                        O            09/01/31
    0


    5546200          964/G02             F          190,800.00         T
                                         360        190,654.81          1
                                       7.375          1,317.81         80
                                       7.125          1,317.81
    DILLON           CO   80435          1            08/27/01         00
    0433150166                           01           10/01/01          0
    138424                               O            09/01/31
    0


    5546207          E47/G02             F           89,500.00         ZZ
                                         360         89,500.00          1
                                       8.250            672.38         80
                                       8.000            672.38
    HOUSTON          TX   77048          1            09/14/01         00
    0433198900                           05           11/01/01          0
    7363011140                           N            10/01/31
    0


    5546452          U28/G02             F          121,600.00         ZZ
                                         360        121,495.30          1
                                       6.750            788.70         80
                                       6.500            788.70
    MT PLEASANT      SC   29464          1            08/06/01         00
    0433170370                           05           10/01/01          0
    ALBERTI                              O            09/01/31
    0
1




    5553164          624/G02             F          122,500.00         ZZ
                                         360        122,500.00          1
                                       7.750            877.61         70
                                       7.500            877.61
    VANCOUVER        WA   98663          5            09/26/01         00
    0433215969                           05           11/01/01          0
    85600310433F                         N            10/01/31
    0


    5554142          A06/G02             F          292,000.00         ZZ
                                         360        291,793.90          1
                                       7.750          2,091.93         80
                                       7.500          2,091.93
    DEARBORN HEIGHT  MI   48127          5            08/27/01         00
    0433159571                           05           10/01/01          0
    021000020139085                      O            09/01/31
    0


    5555661          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.250            682.18         42
                                       7.000            682.18
    BROWNSVILLE      OR   97327          5            09/06/01         00
    0412909848                           05           11/01/01          0
    0412909848                           O            10/01/31
    0


    5555662          E22/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.375          1,381.35         80
                                       7.125          1,381.35
    CITRUS HEIGHTS   CA   95610          1            09/06/01         00
    0412915761                           05           11/01/01          0
    0412915761                           O            10/01/31
    0


    5555663          E22/G02             F           73,750.00         ZZ
                                         240         73,750.00          1
                                       8.125            622.62         70
                                       7.875            622.62
    WEST HAVEN       CT   06516          5            09/12/01         00
    0412916181                           05           11/01/01          0
    0412916181                           N            10/01/21
    0


    5555667          E22/G02             F          181,000.00         ZZ
                                         360        181,000.00          1
1


                                       8.000          1,328.11         74
                                       7.750          1,328.11
    ANGOLA           IN   46703          2            09/07/01         00
    0412924177                           05           11/01/01          0
    0412924177                           O            10/01/31
    0


    5555669          E22/G02             F          312,000.00         ZZ
                                         360        312,000.00          1
                                       7.500          2,181.55         80
                                       7.250          2,181.55
    INDIANAPOLIS     IN   46256          1            09/12/01         00
    0412924391                           05           11/01/01          0
    0412924391                           O            10/01/31
    0


    5555670          E22/G02             F          179,600.00         ZZ
                                         360        179,600.00          1
                                       7.625          1,271.20         80
                                       7.375          1,271.20
    FARMERS BRANCH   TX   75234          5            09/06/01         00
    0412925265                           05           11/01/01          0
    0412925265                           O            10/01/31
    0


    5555671          E22/G02             F          225,000.00         ZZ
                                         360        225,000.00          1
                                       8.625          1,750.03         85
                                       8.375          1,750.03
    FRAMINGHAM       MA   01702          1            09/11/01         01
    0412925661                           05           11/01/01         25
    0412925661                           O            10/01/31
    0


    5555674          E22/G02             F          136,650.00         ZZ
                                         360        136,650.00          4
                                       8.250          1,026.61         79
                                       8.000          1,026.61
    AUSTIN           TX   78741          2            09/12/01         00
    0412931040                           05           11/01/01          0
    0412931040                           N            10/01/31
    0


    5555677          E22/G02             F           93,100.00         ZZ
                                         360         93,100.00          1
                                       8.125            691.26         95
                                       7.875            691.26
    PUEBLO           CO   81004          5            09/06/01         04
    0412939795                           05           11/01/01         30
1


    0412939795                           O            10/01/31
    0


    5555678          E22/G02             F          214,200.00         ZZ
                                         360        214,200.00          1
                                       7.625          1,516.09         88
                                       7.375          1,516.09
    WEST COVINA      CA   91792          1            09/05/01         04
    0412939928                           05           11/01/01         25
    0412939928                           O            10/01/31
    0


    5555679          E22/G02             F           53,900.00         ZZ
                                         360         53,900.00          1
                                       7.875            390.81         90
                                       7.625            390.81
    PEMBROKE PINES   FL   33025          1            09/12/01         04
    0412941023                           01           11/01/01         25
    0412941023                           O            10/01/31
    0


    5555688          E22/G02             F          260,700.00         ZZ
                                         360        260,700.00          1
                                       7.250          1,778.43         75
                                       7.000          1,778.43
    BULVERDE         TX   78163          2            09/12/01         00
    0412955213                           05           11/01/01          0
    0412955213                           O            10/01/31
    0


    5555689          E22/G02             F          290,000.00         ZZ
                                         360        290,000.00          1
                                       7.500          2,027.72         54
                                       7.250          2,027.72
    ORANGEVALE       CA   95662          5            08/31/01         00
    0412956435                           05           11/01/01          0
    0412956435                           O            10/01/31
    0


    5555690          E22/G02             F          252,000.00         ZZ
                                         360        252,000.00          1
                                       7.875          1,827.17         80
                                       7.625          1,827.17
    THOUSAND OAKS    CA   91360          1            09/05/01         00
    0412956716                           05           11/01/01          0
    0412956716                           N            10/01/31
    0


1


    5555699          E22/G02             F          186,000.00         ZZ
                                         360        186,000.00          1
                                       7.375          1,284.66         77
                                       7.125          1,284.66
    WIXOM            MI   48393          5            09/07/01         00
    0412967622                           05           11/01/01          0
    0412967622                           O            10/01/31
    0


    5555703          E22/G02             F           55,000.00         ZZ
                                         360         55,000.00          1
                                       8.625            427.78         85
                                       8.375            427.78
    MEMPHIS          TN   38122          5            09/07/01         10
    0433153954                           05           11/01/01         12
    0412971129                           O            10/01/31
    0


    5555709          E22/G02             F          147,000.00         ZZ
                                         360        147,000.00          1
                                       7.750          1,053.13         88
                                       7.500          1,053.13
    ANAHEIM          CA   92806          5            09/06/01         04
    0412975120                           01           11/01/01         25
    0412975120                           O            10/01/31
    0


    5555712          E22/G02             F          206,500.00         ZZ
                                         360        206,500.00          1
                                       7.250          1,408.69         60
                                       7.000          1,408.69
    HERCULES         CA   94547          2            09/06/01         00
    0412976094                           05           11/01/01          0
    0412976094                           N            10/01/31
    0


    5555713          E22/G02             F          101,600.00         ZZ
                                         360        101,600.00          1
                                       7.250            693.09         80
                                       7.000            693.09
    TAMPA            FL   33611          1            09/12/01         00
    0412977035                           05           11/01/01          0
    0412977035                           O            10/01/31
    0


    5555714          E22/G02             F           58,500.00         ZZ
                                         360         58,500.00          1
                                       8.500            449.81         84
                                       8.250            449.81
1


    METAIRIE         LA   70003          1            09/12/01         04
    0412977894                           05           11/01/01         30
    0412977894                           N            10/01/31
    0


    5555715          E22/G02             F          188,500.00         ZZ
                                         360        188,500.00          1
                                       7.125          1,269.96         80
                                       6.875          1,269.96
    BUENA PARK       CA   90620          5            09/15/01         00
    0412980419                           05           11/01/01          0
    0412980419                           O            10/01/31
    0


    5555718          E22/G02             F          194,500.00         ZZ
                                         360        194,500.00          1
                                       7.250          1,326.83         75
                                       7.000          1,326.83
    DALLAS           TX   75208          5            09/07/01         00
    0412983769                           05           11/01/01          0
    0412983769                           O            10/01/31
    0


    5555719          E22/G02             F          385,000.00         ZZ
                                         360        385,000.00          1
                                       7.625          2,725.01         70
                                       7.375          2,725.01
    TOLEDO           WA   98591          5            08/30/01         00
    0412984437                           05           11/01/01          0
    0412984437                           O            10/01/31
    0


    5555720          E22/G02             F           95,950.00         ZZ
                                         360         95,950.00          1
                                       8.500            737.77         95
                                       8.250            737.77
    MUSCLE SHOALS    AL   35661          5            09/07/01         10
    0412985079                           05           11/01/01         25
    0412985079                           O            10/01/31
    0


    5555734          E22/G02             F           87,550.00         ZZ
                                         360         87,550.00          1
                                       7.875            634.80         85
                                       7.625            634.80
    KALAMAZOO        MI   49048          5            09/07/01         01
    0412993495                           05           11/01/01         12
    0412993495                           O            10/01/31
    0
1




    5555740          E22/G02             F          174,000.00         ZZ
                                         360        174,000.00          1
                                       7.750          1,246.56         79
                                       7.500          1,246.56
    ELBERT           CO   80106          2            09/07/01         00
    0412994923                           05           11/01/01          0
    0412994923                           O            10/01/31
    0


    5555747          E22/G02             F          119,000.00         ZZ
                                         360        119,000.00          4
                                       7.625            842.27         70
                                       7.375            842.27
    CLEARWATER       FL   33756          5            09/12/01         00
    0413001645                           05           11/01/01          0
    0413001645                           N            10/01/31
    0


    5555753          E22/G02             F          198,400.00         ZZ
                                         360        198,400.00          1
                                       7.500          1,387.24         80
                                       7.250          1,387.24
    DALLAS           TX   75219          5            09/07/01         00
    0413006768                           01           11/01/01          0
    0413006768                           O            10/01/31
    0


    5555754          E22/G02             F          129,150.00         ZZ
                                         360        129,150.00          3
                                       8.250            970.26         90
                                       8.000            970.26
    YPSILANTI        MI   48197          1            09/12/01         01
    0413009796                           05           11/01/01         25
    0413009796                           N            10/01/31
    0


    5555758          E22/G02             F          266,000.00         ZZ
                                         360        266,000.00          1
                                       7.875          1,928.68         95
                                       7.625          1,928.68
    NORTH MIAMI      FL   33181          1            09/12/01         04
    0413019910                           05           11/01/01         30
    0413019910                           O            10/01/31
    0


    5555866          F19/G02             F          360,000.00         ZZ
                                         360        359,726.07          1
1


                                       7.375          2,486.43         79
                                       7.125          2,486.43
    SALINA           CA   93901          2            08/27/01         00
    0433210705                           05           10/01/01          0
    695705                               O            09/01/31
    0


    5560989          R88/G02             F          328,000.00         ZZ
                                         360        327,511.62          1
                                       7.500          2,293.43         80
                                       7.250          2,293.43
    CARLSBAD         CA   92009          1            07/31/01         00
    0433178233                           01           09/01/01          0
    1212412                              O            08/01/31
    0


    5561263          R88/G02             F          400,000.00         ZZ
                                         360        399,710.50          1
                                       7.625          2,831.17         80
                                       7.375          2,831.17
    LAGUNA NIGUEL    CA   92677          5            08/02/01         00
    0433188836                           03           10/01/01          0
    1208130                              O            09/01/31
    0


    5562078          R88/G02             F          600,000.00         ZZ
                                         360        599,520.19          2
                                       7.125          4,042.31         80
                                       6.875          4,042.31
    LOS ANGELES      CA   90291          1            08/23/01         00
    0433161312                           05           10/01/01          0
    1240492                              O            09/01/31
    0


    5563933          R88/G02             F          328,500.00         ZZ
                                         360        328,256.21          2
                                       7.500          2,296.92         90
                                       7.250          2,296.92
    BROOKLYN         NY   11210          1            08/20/01         04
    0433188851                           05           10/01/01         25
    1160261                              O            09/01/31
    0


    5563988          R88/G02             F          392,000.00         ZZ
                                         360        391,694.20          1
                                       7.250          2,674.13         70
                                       7.000          2,674.13
    SAN FRANCISCO    CA   94118          2            08/03/01         00
    0433154655                           07           10/01/01          0
1


    1209396                              O            09/01/31
    0


    5567742          E22/G02             F          148,500.00         ZZ
                                         360        148,500.00          1
                                       8.375          1,128.71         90
                                       8.125          1,128.71
    VENETA           OR   97487          2            09/05/01         10
    0412433971                           27           11/01/01         25
    0412433971                           O            10/01/31
    0


    5567744          E22/G02             F          230,000.00         ZZ
                                         360        230,000.00          1
                                       7.125          1,549.55         52
                                       6.875          1,549.55
    PARKLAND         FL   33076          1            09/13/01         00
    0412845745                           03           11/01/01          0
    0412845745                           O            10/01/31
    0


    5567745          E22/G02             F          140,000.00         ZZ
                                         360        140,000.00          4
                                       8.750          1,101.38         88
                                       8.500          1,101.38
    LINDEN           NJ   07036          1            09/13/01         04
    0412870016                           05           11/01/01         25
    0412870016                           N            10/01/31
    0


    5567757          E22/G02             F           81,900.00         ZZ
                                         360         81,900.00          1
                                       8.500            629.74         90
                                       8.250            629.74
    ORLANDO          FL   32807          1            09/13/01         01
    0412976888                           05           11/01/01         25
    0412976888                           O            10/01/31
    0


    5567761          E22/G02             F          168,750.00         ZZ
                                         360        168,750.00          1
                                       7.875          1,223.55         75
                                       7.625          1,223.55
    BURBANK          CA   91504          5            09/06/01         00
    0412981722                           01           11/01/01          0
    0412981722                           N            10/01/31
    0


1


    5567763          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          4
                                       7.875            870.08         80
                                       7.625            870.08
    MONTROSE         CO   81401          1            09/13/01         00
    0412984189                           05           11/01/01          0
    0412984189                           N            10/01/31
    0


    5567764          E22/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.375          3,453.38         75
                                       7.125          3,453.38
    SAN JOSE         CA   95120          1            08/30/01         00
    0412984981                           05           11/01/01          0
    0412984981                           O            10/01/31
    0


    5567767          E22/G02             F          312,300.00         ZZ
                                         360        312,300.00          1
                                       8.000          2,291.55         85
                                       7.750          2,291.55
    SARATOGA         CA   95070          1            09/05/01         01
    0412988396                           01           11/01/01         12
    0412988396                           O            10/01/31
    0


    5567770          E22/G02             F          185,200.00         ZZ
                                         360        185,200.00          1
                                       7.125          1,247.73         75
                                       6.875          1,247.73
    IRVINE           CA   92620          1            09/06/01         00
    0412996357                           01           11/01/01          0
    0412996357                           O            10/01/31
    0


    5567771          E22/G02             F          328,000.00         ZZ
                                         360        328,000.00          1
                                       7.375          2,265.41         80
                                       7.125          2,265.41
    HERCULES         CA   94547          5            09/04/01         00
    0412998734                           05           11/01/01          0
    0412998734                           O            10/01/31
    0


    5567775          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.250            682.18         80
                                       7.000            682.18
1


    LOS ANGELES      CA   90002          1            09/07/01         00
    0413006578                           05           11/01/01          0
    0413006578                           O            10/01/31
    0


    5567776          E22/G02             F          193,500.00         ZZ
                                         360        193,500.00          4
                                       7.875          1,403.01         90
                                       7.625          1,403.01
    BEAVERTON        OR   97007          1            09/05/01         11
    0413007014                           05           11/01/01         25
    0413007014                           N            10/01/31
    0


    5567777          E22/G02             F          139,200.00         ZZ
                                         360        139,200.00          1
                                       7.750            997.25         80
                                       7.500            997.25
    DALLAS           TX   75238          5            09/07/01         00
    0413008145                           05           11/01/01          0
    0413008145                           O            10/01/31
    0


    5568148          624/G02             F           94,350.00         ZZ
                                         360         94,350.00          1
                                       6.875            619.81         80
                                       6.625            619.81
    VANCOUVER        WA   98661          2            09/18/01         00
    0433198926                           01           11/01/01          0
    81700310213F                         N            10/01/31
    0


    5568175          696/G02             F          272,000.00         ZZ
                                         360        272,000.00          1
                                       7.625          1,925.20         80
                                       7.375          1,925.20
    FAIRFAX          VA   22030          2            09/06/01         00
    0433187945                           05           11/01/01          0
    21301062                             O            10/01/31
    0


    5570322          R88/G02             F          650,000.00         ZZ
                                         360        649,480.21          1
                                       7.125          4,379.17         71
                                       6.875          4,379.17
    LOS ANGELES      CA   90402          1            08/03/01         00
    0433176708                           08           10/01/01          0
    1222200                              O            09/01/31
    0
1




    5570531          964/G02             F          116,000.00         ZZ
                                         360        115,920.17          1
                                       7.875            841.08         80
                                       7.625            841.08
    ARROYO SECO      NM   87514          5            08/30/01         00
    0433189305                           05           10/01/01          0
    141944                               O            09/01/31
    0


    5570550          R88/G02             F          338,250.00         ZZ
                                         360        337,986.13          1
                                       7.250          2,307.46         75
                                       7.000          2,307.46
    LOS ANGELES      CA   90067          1            08/03/01         00
    0433158581                           01           10/01/01          0
    1209897                              N            09/01/31
    0


    5570913          R88/G02             F          479,900.00         ZZ
                                         360        479,543.85          1
                                       7.500          3,355.53         80
                                       7.250          3,355.53
    NORTHRIDGE       CA   91326          1            08/10/01         00
    0433157039                           03           10/01/01          0
    1220446                              O            09/01/31
    0


    5570933          J83/G02             F          100,000.00         ZZ
                                         360         99,939.41          3
                                       8.500            768.92         80
                                       8.250            768.92
    KINGSTON SPRING  TN   37082          1            08/30/01         00
    0433227980                           05           10/01/01          0
    310285                               N            09/01/31
    0


    5572042          R88/G02             F          279,000.00         ZZ
                                         360        278,792.94          4
                                       7.500          1,950.81         90
                                       7.250          1,950.81
    BRONX            NY   10462          1            08/14/01         10
    0433188778                           05           10/01/01         30
    1163503                              O            09/01/31
    0


    5572073          R88/G02             F          338,000.00         ZZ
                                         360        337,742.81          1
1


                                       7.375          2,334.48         72
                                       7.125          2,334.48
    CARDIFF BY THE   CA   92007          5            08/09/01         00
    0433159183                           05           10/01/01          0
    1197116                              O            09/01/31
    0


    5572274          R88/G02             F          282,900.00         ZZ
                                         360        282,651.65          2
                                       7.625          2,002.35         67
                                       7.375          2,002.35
    HARRISON         NY   10604          5            08/02/01         00
    0433178175                           05           10/01/01          0
    1163203                              O            09/01/31
    0


    5573071          R88/G02             F          320,000.00         ZZ
                                         360        319,737.70          1
                                       7.000          2,128.97         80
                                       6.750          2,128.97
    SEASIDE          OR   97138          5            08/14/01         00
    0433159365                           05           10/01/01          0
    1212252                              O            09/01/31
    0


    5573707          624/G02             F           82,550.00         ZZ
                                         360         82,550.00          1
                                       6.875            542.29         70
                                       6.625            542.29
    VANCOUVER        WA   98661          5            09/18/01         00
    0433198959                           01           11/01/01          0
    81700310193F                         N            10/01/31
    0


    5574175          Q99/G02             F          219,000.00         ZZ
                                         360        219,000.00          1
                                       8.250          1,645.27         75
                                       8.000          1,645.27
    WEST GREENWICH   RI   02817          2            09/25/01         00
    0433206828                           05           11/01/01          0
    1                                    O            10/01/31
    0


    5574442          E22/G02             F          462,600.00         ZZ
                                         360        462,600.00          3
                                       8.250          3,475.36         89
                                       8.000          3,475.36
    OZONE PARK       NY   11417          1            09/14/01         01
    0412725962                           05           11/01/01         25
1


    0412725962                           O            10/01/31
    0


    5574443          E22/G02             F          114,000.00         ZZ
                                         360        114,000.00          1
                                       8.000            836.49         84
                                       7.750            836.49
    FERNDALE         MI   48220          2            09/10/01         04
    0412778532                           05           11/01/01         12
    0412778532                           O            10/01/31
    0


    5574458          E22/G02             F          205,000.00         ZZ
                                         360        205,000.00          1
                                       7.875          1,486.39         73
                                       7.625          1,486.39
    MARSHFIELD       MA   02050          5            09/14/01         00
    0412934762                           05           11/01/01          0
    0412934762                           N            10/01/31
    0


    5574459          E22/G02             F          140,904.00         ZZ
                                         360        140,904.00          3
                                       8.500          1,083.43         90
                                       8.250          1,083.43
    MANCHESTER       NH   03104          1            09/14/01         04
    0412935140                           05           11/01/01         25
    0412935140                           N            10/01/31
    0


    5574462          E22/G02             F           70,000.00         ZZ
                                         360         70,000.00          1
                                       7.375            483.47         70
                                       7.125            483.47
    SAN ANTONIO      TX   78232          5            09/10/01         00
    0412949133                           05           11/01/01          0
    0412949133                           O            10/01/31
    0


    5574463          E22/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.500          2,796.86         76
                                       7.250          2,796.86
    AURORA           CO   80016          2            09/10/01         00
    0412949885                           03           11/01/01          0
    0412949885                           O            10/01/31
    0


1


    5574470          E22/G02             F          240,350.00         ZZ
                                         360        240,350.00          1
                                       8.625          1,869.42         93
                                       8.375          1,869.42
    INDIANAPOLIS     IN   46278          1            09/14/01         01
    0412964165                           05           11/01/01         35
    0412964165                           O            10/01/31
    0


    5574472          E22/G02             F          340,000.00         ZZ
                                         360        340,000.00          3
                                       7.375          2,348.30         90
                                       7.125          2,348.30
    WINTHROP         MA   02152          1            09/14/01         01
    0412972333                           05           11/01/01         25
    0412972333                           O            10/01/31
    0


    5574479          E22/G02             F          141,000.00         ZZ
                                         360        141,000.00          1
                                       7.250            961.87         80
                                       7.000            961.87
    PEARLAND         TX   77584          5            09/10/01         00
    0412981938                           03           11/01/01          0
    0412981938                           O            10/01/31
    0


    5574486          E22/G02             F          354,600.00         ZZ
                                         360        354,600.00          1
                                       7.500          2,479.41         90
                                       7.250          2,479.41
    OXFORD           AL   36203          5            09/10/01         10
    0412989899                           05           11/01/01         25
    0412989899                           O            10/01/31
    0


    5574487          E22/G02             F          133,000.00         ZZ
                                         360        133,000.00          1
                                       7.750            952.83         69
                                       7.500            952.83
    ROUND ROCK       TX   78664          5            09/10/01         00
    0412989915                           05           11/01/01          0
    0412989915                           O            10/01/31
    0


    5574488          E22/G02             F          155,250.00         ZZ
                                         360        155,250.00          1
                                       8.250          1,166.34         87
                                       8.000          1,166.34
1


    ST. JOHNS        MI   48879          1            09/14/01         04
    0412990004                           05           11/01/01         30
    0412990004                           O            10/01/31
    0


    5574491          E22/G02             F          293,000.00         ZZ
                                         360        293,000.00          1
                                       7.375          2,023.68         79
                                       7.125          2,023.68
    CHICO            CA   95973          2            08/31/01         00
    0412992018                           05           11/01/01          0
    0412992018                           O            10/01/31
    0


    5574492          E22/G02             F          100,800.00         ZZ
                                         360        100,800.00          1
                                       7.625            713.46         90
                                       7.375            713.46
    SALEM            OR   97305          1            09/06/01         01
    0412992083                           05           11/01/01         35
    0412992083                           O            10/01/31
    0


    5574493          E22/G02             F          210,600.00         ZZ
                                         360        210,600.00          1
                                       7.500          1,472.55         90
                                       7.250          1,472.55
    HOUSTON          TX   77004          1            09/13/01         04
    0412995722                           05           11/01/01         25
    0412995722                           O            10/01/31
    0


    5574497          E22/G02             F           55,000.00         ZZ
                                         360         55,000.00          1
                                       8.125            408.37         68
                                       7.875            408.37
    LOUISVILLE       KY   40272          5            09/10/01         00
    0412997363                           05           11/01/01          0
    0412997363                           O            10/01/31
    0


    5574502          E22/G02             F          240,300.00         ZZ
                                         360        240,300.00          2
                                       8.375          1,826.45         95
                                       8.125          1,826.45
    NEW BRUNSWICK    NJ   08901          1            09/14/01         04
    0413001371                           05           11/01/01         30
    0413001371                           O            10/01/31
    0
1




    5574504          E22/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.750          1,970.13         85
                                       7.500          1,970.13
    LEONIA           NJ   07605          1            09/14/01         04
    0413002213                           05           11/01/01         12
    0413002213                           N            10/01/31
    0


    5574507          E22/G02             F          150,760.00         ZZ
                                         360        150,760.00          1
                                       7.625          1,067.07         60
                                       7.375          1,067.07
    ATTLEBORO        MA   02703          2            09/10/01         00
    0413003989                           05           11/01/01          0
    0413003989                           O            10/01/31
    0


    5574512          E22/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       8.125            831.60         80
                                       7.875            831.60
    BURLINGTON       VT   05401          5            09/10/01         00
    0413007535                           05           11/01/01          0
    0413007535                           O            10/01/31
    0


    5574516          E22/G02             F           49,500.00         ZZ
                                         360         49,500.00          3
                                       8.500            380.61         89
                                       8.250            380.61
    NEW ORLEANS      LA   70118          1            09/14/01         04
    0413009622                           05           11/01/01         25
    0413009622                           N            10/01/31
    0


    5574517          E22/G02             F          374,000.00         ZZ
                                         360        374,000.00          1
                                       7.750          2,679.38         85
                                       7.500          2,679.38
    LANGLEY          WA   98260          5            09/07/01         01
    0413010372                           05           11/01/01         12
    0413010372                           O            10/01/31
    0


    5574520          E22/G02             F          129,750.00         ZZ
                                         360        129,750.00          3
1


                                       8.625          1,009.18         90
                                       8.375          1,009.18
    PROVIDENCE       RI   02908          1            09/14/01         01
    0413011800                           05           11/01/01         25
    0413011800                           N            10/01/31
    0


    5574525          E22/G02             F           58,400.00         ZZ
                                         360         58,400.00          1
                                       8.500            449.05         80
                                       8.250            449.05
    ELKHART          IN   46516          5            09/14/01         00
    0413015975                           05           11/01/01          0
    0413015975                           N            10/01/31
    0


    5574527          E22/G02             F          142,300.00         ZZ
                                         360        142,300.00          1
                                       7.625          1,007.19         80
                                       7.375          1,007.19
    OCEAN CITY       MD   21842          1            09/14/01         00
    0413017708                           01           11/01/01          0
    0413017708                           O            10/01/31
    0


    5579987          N47/G02             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       7.500          4,195.29         80
                                       7.250          4,195.29
    SAN RAMON        CA   94583          1            09/19/01         00
    0433223591                           05           11/01/01          0
    20211430                             O            10/01/31
    0


    5583006          588/G02             F          320,000.00         ZZ
                                         360        319,630.44          1
                                       8.750          2,517.44         80
                                       8.500          2,517.44
    ARLINGTON        VA   22205          1            07/13/01         00
    0433214566                           05           09/01/01          0
    00010446770                          O            08/01/31
    0


    5583551          994/994             F          975,000.00         ZZ
                                         360        974,294.32          1
                                       7.625          6,900.99         72
                                       7.375          6,900.99
    LAS VEGAS        NV   89134          2            08/02/01         00
    217267651                            03           10/01/01          0
1


    217267651                            O            09/01/31
    0


    5588131          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       7.625          1,274.03         80
                                       7.375          1,274.03
    JUPITER          FL   33477          1            09/17/01         00
    0412905937                           08           11/01/01          0
    0412905937                           O            10/01/31
    0


    5588139          E22/G02             F          246,500.00         ZZ
                                         360        246,500.00          1
                                       7.875          1,787.30         89
                                       7.625          1,787.30
    COLORADO SPRING  CO   80908          2            09/04/01         04
    0412930364                           05           11/01/01         25
    0412930364                           O            10/01/31
    0


    5588146          E22/G02             F           82,000.00         ZZ
                                         360         82,000.00          1
                                       7.375            566.35         45
                                       7.125            566.35
    LOS LUNAS        NM   87031          5            09/12/01         00
    0412939241                           05           11/01/01          0
    0412939241                           O            10/01/31
    0


    5588147          E22/G02             F          185,000.00         ZZ
                                         360        185,000.00          1
                                       7.375          1,277.75         74
                                       7.125          1,277.75
    HOUSTON          TX   77069          5            09/11/01         00
    0412933993                           03           11/01/01          0
    0412939993                           O            10/01/31
    0


    5588158          E22/G02             F          204,000.00         ZZ
                                         360        204,000.00          1
                                       8.250          1,532.58         80
                                       8.000          1,532.58
    WEST BLOOMFIELD  MI   48322          5            09/12/01         00
    0412964512                           05           11/01/01          0
    0412964512                           O            10/01/31
    0


1


    5588166          E22/G02             F          110,000.00         ZZ
                                         360        110,000.00          1
                                       7.625            778.57         68
                                       7.375            778.57
    EUGENE           OR   97404          1            09/11/01         00
    0412975815                           05           11/01/01          0
    0412975815                           O            10/01/31
    0


    5588174          E22/G02             F          126,500.00         ZZ
                                         360        126,500.00          1
                                       8.000            928.21         72
                                       7.750            928.21
    ORANGEVALE       CA   95662          5            09/10/01         00
    0412983264                           05           11/01/01          0
    0412983264                           N            10/01/31
    0


    5588185          E22/G02             F          142,000.00         ZZ
                                         360        142,000.00          1
                                       7.250            968.69         78
                                       7.000            968.69
    PENN VALLEY      CA   95946          1            09/05/01         00
    0412994121                           03           11/01/01          0
    0412994121                           O            10/01/31
    0


    5588186          E22/G02             F          146,950.00         ZZ
                                         360        146,950.00          1
                                       7.750          1,052.77         85
                                       7.500          1,052.77
    EASLEY           SC   29642          5            09/12/01         10
    0412994154                           05           11/01/01         12
    0412994154                           O            10/01/31
    0


    5588194          E22/G02             F          109,600.00         ZZ
                                         360        109,600.00          1
                                       7.625            775.74         80
                                       7.375            775.74
    GRAPEVINE        TX   76051          5            09/12/01         00
    0412998171                           05           11/01/01          0
    0412998171                           O            10/01/31
    0


    5588201          E22/G02             F          374,000.00         ZZ
                                         360        374,000.00          1
                                       7.750          2,679.38         60
                                       7.500          2,679.38
1


    LIVERMORE        CA   94550          5            09/06/01         00
    0413001702                           05           11/01/01          0
    0413001702                           O            10/01/31
    0


    5588202          E22/G02             F          103,250.00         ZZ
                                         360        103,250.00          1
                                       8.375            784.77         75
                                       8.125            784.77
    HOUSTON          TX   77062          5            09/17/01         00
    0413001868                           03           11/01/01          0
    0413001868                           N            10/01/31
    0


    5588203          E22/G02             F          199,500.00         ZZ
                                         360        199,500.00          1
                                       7.250          1,360.94         73
                                       7.000          1,360.94
    EL PASO          TX   79932          5            09/11/01         00
    0413002148                           05           11/01/01          0
    0413002148                           O            10/01/31
    0


    5588206          E22/G02             F          190,000.00         ZZ
                                         360        190,000.00          1
                                       7.375          1,312.28         80
                                       7.125          1,312.28
    GRASS VALLEY     CA   95949          5            09/10/01         00
    0413004946                           05           11/01/01          0
    0413004946                           O            10/01/31
    0


    5588207          E22/G02             F          115,600.00         ZZ
                                         360        115,600.00          1
                                       7.750            828.17         85
                                       7.500            828.17
    AURORA           CO   80017          5            09/11/01         04
    0413005042                           01           11/01/01         12
    0413005042                           O            10/01/31
    0


    5588211          E22/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       7.375            856.44         80
                                       7.125            856.44
    FATE             TX   75132          5            09/10/01         00
    0413007311                           05           11/01/01          0
    0413007311                           O            10/01/31
    0
1




    5588213          E22/G02             F          274,000.00         ZZ
                                         360        274,000.00          1
                                       7.250          1,869.16         80
                                       7.000          1,869.16
    BOISE            ID   83702          2            09/10/01         00
    0413008152                           05           11/01/01          0
    0413008152                           O            10/01/31
    0


    5588215          E22/G02             F          136,500.00         ZZ
                                         360        136,500.00          1
                                       7.500            954.43         74
                                       7.250            954.43
    BOZEMAN          MT   59715          5            09/12/01         00
    0413009499                           05           11/01/01          0
    0413009499                           O            10/01/31
    0


    5588216          E22/G02             F          132,800.00         ZZ
                                         360        132,800.00          1
                                       7.500            928.56         85
                                       7.250            928.56
    WOODLAND         CA   95695          2            09/10/01         01
    0413009846                           05           11/01/01         12
    0413009846                           O            10/01/31
    0


    5588220          E22/G02             F          213,350.00         ZZ
                                         360        213,350.00          1
                                       7.750          1,528.47         85
                                       7.500          1,528.47
    LOVELAND         CO   80537          5            09/11/01         04
    0413013285                           03           11/01/01         12
    0413013285                           O            10/01/31
    0


    5588223          E22/G02             F          175,950.00         ZZ
                                         360        175,950.00          3
                                       8.625          1,368.52         90
                                       8.375          1,368.52
    WORCESTER        MA   01610          1            09/17/01         04
    0413014010                           05           11/01/01         25
    0413014010                           N            10/01/31
    0


    5588229          E22/G02             F           53,600.00         ZZ
                                         360         53,600.00          1
1


                                       8.000            393.30         80
                                       7.750            393.30
    ROYAL PALM BCH   FL   33411          1            09/17/01         00
    0413019472                           01           11/01/01          0
    0413019472                           O            10/01/31
    0


    5588235          E22/G02             F           60,800.00         ZZ
                                         360         60,800.00          1
                                       7.500            425.12         80
                                       7.250            425.12
    WATAUGA          TX   76148          1            09/17/01         00
    0413032491                           05           11/01/01          0
    0413032491                           O            10/01/31
    0


    5588238          E22/G02             F          174,400.00         ZZ
                                         360        174,400.00          1
                                       7.375          1,204.54         80
                                       7.125          1,204.54
    CREVE COEUR      MO   63146          1            09/17/01         00
    0413038126                           09           11/01/01          0
    0413038126                           N            10/01/31
    0


    5588603          E82/G02             F          114,500.00         ZZ
                                         360        114,500.00          1
                                       7.625            810.42         80
                                       7.375            810.42
    FRANKLIN         NC   28734          2            09/11/01         00
    0400468609                           05           11/01/01          0
    3423361                              O            10/01/31
    0


    5588611          E82/G02             F          590,000.00         T
                                         360        590,000.00          1
                                       8.500          4,536.59         36
                                       8.250          4,536.59
    WILSON           WY   83014          5            09/11/01         00
    0400461042                           29           11/01/01          0
    0400461042                           O            10/01/31
    0


    5588616          E82/G02             F          292,900.00         ZZ
                                         360        292,900.00          1
                                       8.000          2,149.20         80
                                       7.750          2,149.20
    MANTECA          CA   95336          2            09/05/01         00
    0400479572                           05           11/01/01          0
1


    0400479572                           N            10/01/31
    0


    5591049          076/076             F           85,000.00         ZZ
                                         360         84,791.81          1
                                       8.500            653.58         79
                                       8.250            653.58
    DAVENPORT        WA   99122          1            05/16/01         00
    5199254                              05           07/01/01          0
    5199254                              O            06/01/31
    0


    5591050          076/076             F          317,700.00         ZZ
                                         360        317,282.96          4
                                       8.125          2,358.91         90
                                       7.875          2,358.91
    BROOKLYN         NY   11213          1            07/19/01         10
    5237585                              05           09/01/01         25
    5237585                              O            08/01/31
    0


    5591051          076/076             F          160,000.00         ZZ
                                         360        159,743.34          1
                                       7.125          1,077.95         58
                                       6.875          1,077.95
    TOLLAND          CT   06084          1            07/31/01         00
    5391495                              05           09/01/01          0
    5391495                              O            08/01/31
    0


    5591052          076/076             F          159,900.00         ZZ
                                         360        159,673.57          1
                                       7.750          1,145.54         65
                                       7.500          1,145.54
    WICHITA          KS   67207          5            07/31/01         00
    5398934                              05           09/01/01          0
    5398934                              O            08/01/31
    0


    5591054          076/076             F          156,750.00         ZZ
                                         360        156,636.55          1
                                       7.625          1,109.47         75
                                       7.375          1,109.47
    ORLAND PARK      IL   60462          5            08/01/01         00
    5412024                              05           10/01/01          0
    5412024                              O            09/01/31
    0


1


    5591055          076/076             F          180,000.00         ZZ
                                         360        179,731.99          1
                                       7.500          1,258.59         77
                                       7.250          1,258.59
    DANBURY          CT   06811          1            07/30/01         00
    5412085                              01           09/01/01          0
    5412085                              O            08/01/31
    0


    5591056          076/076             F          248,500.00         ZZ
                                         360        248,148.10          1
                                       7.750          1,780.28         68
                                       7.500          1,780.28
    KENSINGTON       MD   20895          2            07/09/01         00
    5448753                              05           09/01/01          0
    5448753                              O            08/01/31
    0


    5591057          076/076             F          103,000.00         ZZ
                                         360        102,935.98          1
                                       8.375            782.87         60
                                       8.125            782.87
    CARMEL           NY   10512          5            07/30/01         00
    5527084                              05           10/01/01          0
    5527084                              O            09/01/31
    0


    5591059          076/076             F          175,000.00         ZZ
                                         360        174,873.34          1
                                       7.625          1,238.64         63
                                       7.375          1,238.64
    TRUSSVILLE       AL   35173          5            08/01/01         00
    5540114                              05           10/01/01          0
    5540114                              O            09/01/31
    0


    5591060          076/076             F           88,000.00         ZZ
                                         360         87,865.46          1
                                       7.375            607.79         74
                                       7.125            607.79
    BURT LAKE        MI   49717          1            07/25/01         00
    5555275                              05           09/01/01          0
    5555275                              O            08/01/31
    0


    5591062          076/076             F          240,000.00         ZZ
                                         360        239,850.83          1
                                       8.375          1,824.17         80
                                       8.125          1,824.17
1


    HINSDALE         IL   60521          2            08/02/01         00
    5563624                              09           10/01/01          0
    5563624                              O            09/01/31
    0


    5591063          076/076             F          125,000.00         ZZ
                                         360        124,907.23          1
                                       7.500            874.02         68
                                       7.250            874.02
    BAYPORT          MN   55003          2            08/08/01         00
    5563693                              05           10/01/01          0
    5563693                              O            09/01/31
    0


    5591064          076/076             F          200,000.00         ZZ
                                         360        199,750.52          1
                                       8.375          1,520.14         58
                                       8.125          1,520.14
    GLENVIEW         IL   60025          2            07/30/01         00
    5566763                              01           09/01/01          0
    5566763                              O            08/01/31
    0


    5591065          076/076             F          100,000.00         ZZ
                                         360         99,843.51          1
                                       7.250            682.18         57
                                       7.000            682.18
    FREDERICK        MD   21702          5            07/30/01         00
    5570504                              05           09/01/01          0
    5570504                              O            08/01/31
    0


    5591066          076/076             F          111,200.00         ZZ
                                         360        111,054.02          1
                                       8.125            825.66         80
                                       7.875            825.66
    LAWRENCE         KS   66044          1            07/30/01         00
    5571495                              05           09/01/01          0
    5571495                              O            08/01/31
    0


    5591067          076/076             F          138,837.00         ZZ
                                         360        138,614.27          1
                                       7.125            935.38         41
                                       6.875            935.38
    ROUND ROCK       TX   78681          2            07/24/01         00
    5592543                              05           09/01/01          0
    5592543                              O            08/01/31
    0
1




    5591068          076/076             F           85,400.00         ZZ
                                         360         85,345.54          4
                                       8.250            641.59         90
                                       8.000            641.59
    VICTORIA         TX   77901          1            08/13/01         10
    5632795                              05           10/01/01         25
    5632795                              N            09/01/31
    0


    5591069          076/076             F          338,400.00         ZZ
                                         360        338,148.86          1
                                       7.500          2,366.14         80
                                       7.250          2,366.14
    MOUNT AIRY       MD   21771          5            08/13/01         00
    5640413                              05           10/01/01          0
    5640413                              O            09/01/31
    0


    5591070          076/076             F          109,800.00         ZZ
                                         360        109,731.75          4
                                       8.375            834.56         90
                                       8.125            834.56
    MIAMI            FL   33150          1            08/10/01         10
    5655634                              05           10/01/01         25
    5655634                              N            09/01/31
    0


    5591071          076/076             F          109,800.00         ZZ
                                         360        109,731.75          4
                                       8.375            834.56         90
                                       8.125            834.56
    MIAMI            FL   33150          1            08/10/01         10
    5655664                              05           10/01/01         25
    5655664                              N            09/01/31
    0


    5591072          076/076             F          100,000.00         ZZ
                                         360         99,927.63          1
                                       7.625            707.79         75
                                       7.375            707.79
    GAINESVILLE      FL   32605          1            08/13/01         00
    5727340                              05           10/01/01          0
    5727340                              O            09/01/31
    0


    5591073          076/076             F          120,285.00         ZZ
                                         360        120,114.65          4
1


                                       7.750            861.74         90
                                       7.500            861.74
    BISMARCK         ND   58501          1            07/31/01         10
    5736583                              05           09/01/01         25
    5736583                              N            08/01/31
    0


    5591074          076/076             F          129,550.00         ZZ
                                         360        129,361.87          1
                                       7.625            916.95         80
                                       7.375            916.95
    MIAMI            FL   33185          1            08/03/01         00
    5760924                              03           09/01/01          0
    5760924                              O            08/01/31
    0


    5591075          076/076             F          250,000.00         ZZ
                                         360        249,598.97          1
                                       7.125          1,684.30         63
                                       6.875          1,684.30
    HUNTINGDON VALL  PA   19006          1            07/30/01         00
    5761125                              05           09/01/01          0
    5761125                              O            08/01/31
    0


    5591076          076/076             F          172,000.00         ZZ
                                         360        171,730.85          1
                                       7.250          1,173.34         64
                                       7.000          1,173.34
    LANHAM           MD   20706          1            08/03/01         00
    5761973                              05           09/01/01          0
    5761973                              O            08/01/31
    0


    5591077          076/076             F          314,900.00         ZZ
                                         360        314,714.08          1
                                       8.625          2,449.26         90
                                       8.375          2,449.26
    WHITE LAKE       MI   48386          1            08/10/01         12
    5764584                              05           10/01/01         25
    5764584                              O            09/01/31
    0


    5591079          076/076             F          300,000.00         ZZ
                                         360        299,822.88          3
                                       8.625          2,333.37         89
                                       8.375          2,333.37
    BROOKLYN         NY   11206          5            08/09/01         12
    6185589                              03           10/01/01         25
1


    6185589                              O            09/01/31
    0


    5591080          076/076             F          108,080.00         ZZ
                                         360        107,997.76          1
                                       7.375            746.48         80
                                       7.125            746.48
    CAPE CORAL       FL   33991          1            08/14/01         00
    7102392                              03           10/01/01          0
    7102392                              O            09/01/31
    0


    5592414          K31/G02             F          300,000.00         ZZ
                                         360        299,798.71          1
                                       8.000          2,201.29         75
                                       7.750          2,201.29
    ALPHARETTA       GA   30022          5            08/30/01         00
    0433228525                           05           10/01/01          0
    1121710787                           O            09/01/31
    0


    5592688          S11/G02             F          359,000.00         ZZ
                                         360        359,000.00          1
                                       7.375          2,479.52         80
                                       7.125          2,479.52
    FULLERTON        CA   92831          2            09/04/01         00
    0433227865                           03           11/01/01          0
    10204269                             O            10/01/31
    0


    5594808          286/286             F           75,000.00         ZZ
                                         360         74,911.10          1
                                       8.625            583.35         80
                                       8.375            583.35
    PEQUANNOCK       NJ   07444          1            07/31/01         00
    246828                               05           09/01/01          0
    246828                               N            08/01/31
    0


    5594809          286/286             F          352,000.00         ZZ
                                         360        351,549.54          2
                                       8.250          2,644.46         80
                                       8.000          2,644.46
    BROOKLYN         NY   11225          1            07/31/01         00
    246874                               05           09/01/01          0
    246874                               O            08/01/31
    0


1


    5594811          286/286             F          226,800.00         ZZ
                                         360        226,659.03          4
                                       8.375          1,723.85         90
                                       8.125          1,723.85
    BAYONNE          NJ   07002          1            08/06/01         11
    254198                               05           10/01/01         25
    254198                               O            09/01/31
    0


    5594812          286/286             F          245,500.00         ZZ
                                         360        245,331.04          1
                                       7.875          1,780.05         80
                                       7.625          1,780.05
    HAPPY VALLEY     OR   97015          1            08/10/01         00
    268102                               05           10/01/01          0
    268102                               O            09/01/31
    0


    5594813          286/286             F           52,200.00         ZZ
                                         360         52,126.00          1
                                       8.000            383.03         90
                                       7.750            383.03
    CHESAPEAKE       VA   23320          1            07/30/01         11
    302531                               05           09/01/01         25
    302531                               N            08/01/31
    0


    5594814          286/286             F          116,910.00         ZZ
                                         360        116,762.93          3
                                       8.375            888.61         90
                                       8.125            888.61
    WORCESTER        MA   01604          1            07/31/01         12
    303278                               05           09/01/01         25
    303278                               N            08/01/31
    0


    5594816          286/286             F          388,000.00         ZZ
                                         360        387,490.66          1
                                       8.125          2,880.89         78
                                       7.875          2,880.89
    PHOENIX          AZ   85018          5            07/24/01         00
    312822                               05           09/01/01          0
    312822                               O            08/01/31
    0


    5594821          286/286             F          203,850.00         ZZ
                                         360        203,726.50          4
                                       8.500          1,567.44         90
                                       8.250          1,567.44
1


    PHOENIX          AZ   85051          1            08/06/01         12
    313878                               03           10/01/01         25
    313878                               O            09/01/31
    0


    5594824          286/286             F          115,500.00         ZZ
                                         360        115,336.43          2
                                       7.750            827.46         70
                                       7.500            827.46
    HALLANDALE       FL   33009          1            07/30/01         00
    316255                               05           09/01/01          0
    316255                               N            08/01/31
    0


    5594825          286/286             F          144,550.00         ZZ
                                         360        144,453.01          3
                                       8.000          1,060.66         70
                                       7.750          1,060.66
    HOLLYWOOD        FL   33020          1            08/03/01         00
    316291                               05           10/01/01          0
    316291                               N            09/01/31
    0


    5594827          286/286             F          275,000.00         ZZ
                                         360        274,610.55          1
                                       7.750          1,970.14         76
                                       7.500          1,970.14
    KINGSTON         NH   03848          1            08/02/01         00
    319796                               05           09/01/01          0
    319796                               O            08/01/31
    0


    5594830          286/286             F          630,000.00         ZZ
                                         360        629,608.42          1
                                       8.375          4,788.46         39
                                       8.125          4,788.46
    ROXBURY (BOSTON  MA   02118          5            08/06/01         00
    319966                               05           10/01/01          0
    319966                               O            09/01/31
    0


    5594831          286/286             F          259,875.00         ZZ
                                         360        259,525.08          3
                                       8.000          1,906.88         90
                                       7.750          1,906.88
    SOUTH BOSTON     MA   02127          1            07/30/01         11
    320118                               05           09/01/01         25
    320118                               N            08/01/31
    0
1




    5594832          286/286             F          268,000.00         ZZ
                                         360        267,837.64          3
                                       8.500          2,060.69         80
                                       8.250          2,060.69
    DETROIT          MI   48215          5            08/02/01         00
    322427                               05           10/01/01          0
    322427                               O            09/01/31
    0


    5594833          286/286             F          153,750.00         ZZ
                                         360        153,537.67          1
                                       7.875          1,114.80         75
                                       7.625          1,114.80
    BOULDER          CO   80302          1            07/31/01         00
    322438                               01           09/01/01          0
    322438                               N            08/01/31
    0


    5594834          286/286             F          214,500.00         ZZ
                                         360        214,370.05          4
                                       8.500          1,649.32         65
                                       8.250          1,649.32
    WHEATRIDGE       CO   80033          5            08/10/01         00
    322495                               05           10/01/01          0
    322495                               N            09/01/31
    0


    5594835          286/286             F          214,500.00         ZZ
                                         360        214,370.05          4
                                       8.500          1,649.32         65
                                       8.250          1,649.32
    WESTMINSTER      CO   80030          5            08/10/01         00
    322496                               05           10/01/01          0
    322496                               N            09/01/31
    0


    5594836          286/286             F          178,750.00         ZZ
                                         360        178,641.71          4
                                       8.500          1,374.44         65
                                       8.250          1,374.44
    WESTMINTER       CO   80030          5            08/10/01         00
    322497                               05           10/01/01          0
    322497                               N            09/01/31
    0


    5594837          286/286             F          180,800.00         ZZ
                                         360        180,580.16          1
1


                                       8.500          1,390.20         80
                                       8.250          1,390.20
    LONG BEACH       CA   90808          1            07/30/01         00
    322563                               05           09/01/01          0
    322563                               N            08/01/31
    0


    5594839          286/286             F           62,900.00         ZZ
                                         360         62,825.46          2
                                       8.625            489.23         85
                                       8.375            489.23
    DETROIT          MI   48228          1            08/02/01         01
    322588                               05           09/01/01         20
    322588                               N            08/01/31
    0


    5594842          286/286             F          256,000.00         ZZ
                                         360        255,810.01          1
                                       7.500          1,789.99         80
                                       7.250          1,789.99
    ELIZABETH        CO   80107          5            08/01/01         00
    322634                               03           10/01/01          0
    322634                               O            09/01/31
    0


    5594845          286/286             F          120,000.00         ZZ
                                         360        119,908.68          1
                                       7.375            828.82         75
                                       7.125            828.82
    DENVER           CO   80229          5            08/10/01         00
    322666                               05           10/01/01          0
    322666                               N            09/01/31
    0


    5594847          286/286             F          345,778.00         ZZ
                                         360        345,568.52          1
                                       8.500          2,658.74         80
                                       8.250          2,658.74
    DENVER           CO   80209          1            08/07/01         00
    322717                               05           10/01/01          0
    322717                               N            09/01/31
    0


    5594848          286/286             F          297,000.00         ZZ
                                         360        296,785.04          1
                                       7.625          2,102.15         90
                                       7.375          2,102.15
    ELIZABETH        CO   80107          1            08/10/01         12
    322751                               05           10/01/01         25
1


    322751                               O            09/01/31
    0


    5594849          286/286             F          225,000.00         ZZ
                                         360        224,532.40          1
                                       7.875          1,631.41         41
                                       7.625          1,631.41
    KESWICK          VA   22947          1            06/29/01         00
    326197                               03           08/01/01          0
    326197                               O            07/01/31
    0


    5594857          286/286             F          154,500.00         ZZ
                                         360        154,312.12          1
                                       8.500          1,187.98         75
                                       8.250          1,187.98
    CHICAGO          IL   60607          1            08/01/01         00
    408744                               01           09/01/01          0
    408744                               N            08/01/31
    0


    5594859          286/286             F          264,600.00         ZZ
                                         360        264,225.28          1
                                       7.750          1,895.63         90
                                       7.500          1,895.63
    RAYNHAM          MA   02767          1            07/27/01         11
    416181                               05           09/01/01         25
    416181                               O            08/01/31
    0


    5594860          286/286             F          116,000.00         ZZ
                                         360        115,839.82          1
                                       7.875            841.08         80
                                       7.625            841.08
    LACEY            WA   98503          1            07/25/01         00
    420112                               05           09/01/01          0
    420112                               N            08/01/31
    0


    5594864          286/286             F           67,500.00         ZZ
                                         360         67,459.10          3
                                       8.500            519.02         90
                                       8.250            519.02
    INDIANAPOLIS     IN   46201          2            08/08/01         11
    423274                               05           10/01/01         25
    423274                               N            09/01/31
    0


1


    5594865          286/286             F          281,200.00         ZZ
                                         360        281,011.32          1
                                       8.000          2,063.35         87
                                       7.750          2,063.35
    CARMEL           IN   46032          2            08/11/01         12
    423300                               03           10/01/01         25
    423300                               N            09/01/31
    0


    5594866          286/286             F          387,200.00         ZZ
                                         360        386,691.72          1
                                       8.125          2,874.95         80
                                       7.875          2,874.95
    ANNAPOLIS        MD   21403          1            07/27/01         00
    423792                               05           09/01/01          0
    423792                               O            08/01/31
    0


    5594867          286/286             F          329,900.00         ZZ
                                         360        329,694.95          1
                                       8.375          2,507.48         95
                                       8.125          2,507.48
    HUNTINGTOWN      MD   20639          1            08/10/01         01
    423955                               05           10/01/01         30
    423955                               O            09/01/31
    0


    5594871          286/286             F          400,000.00         ZZ
                                         360        399,724.72          1
                                       7.875          2,900.28         71
                                       7.625          2,900.28
    EAST GRRENWICH   RI   02818          1            08/06/01         00
    429729                               05           10/01/01          0
    429729                               O            09/01/31
    0


    5594875          286/286             F           66,600.00         ZZ
                                         360         66,559.65          4
                                       8.500            512.10         90
                                       8.250            512.10
    BRAYMER          MO   64624          1            08/17/01         11
    434272                               05           10/01/01         25
    434272                               N            09/01/31
    0


    5594877          286/286             F          276,250.00         ZZ
                                         360        276,064.64          1
                                       8.000          2,027.03         65
                                       7.750          2,027.03
1


    BOZEMAN          MT   59715          5            08/10/01         00
    435405                               05           10/01/01          0
    435405                               O            09/01/31
    0


    5594878          286/286             F          354,289.00         ZZ
                                         360        354,068.79          1
                                       8.375          2,692.86         80
                                       8.125          2,692.86
    KIRKWOOD         MO   63122          2            08/10/01         00
    435493                               05           10/01/01          0
    435493                               O            09/01/31
    0


    5594879          286/286             F          168,500.00         ZZ
                                         360        168,273.11          1
                                       8.000          1,236.40         89
                                       7.750          1,236.40
    CORAL SPRINGS    FL   33076          1            07/30/01         12
    444601                               03           09/01/01         25
    444601                               N            08/01/31
    0


    5594880          286/286             F          293,000.00         ZZ
                                         360        292,813.16          1
                                       8.250          2,201.22         76
                                       8.000          2,201.22
    CHICAGO          IL   60646          2            08/09/01         00
    445701                               03           10/01/01          0
    445701                               O            09/01/31
    0


    5594881          286/286             F          387,200.00         ZZ
                                         360        386,953.09          1
                                       8.250          2,908.91         77
                                       8.000          2,908.91
    BUFFALO GROVE    IL   60089          2            08/09/01         00
    445702                               05           10/01/01          0
    445702                               O            09/01/31
    0


    5594883          286/286             F           29,700.00         ZZ
                                         360         29,682.00          1
                                       8.500            228.37         90
                                       8.250            228.37
    TRENTON          NJ   08611          1            08/10/01         12
    450772                               05           10/01/01         25
    450772                               N            09/01/31
    0
1




    5594885          286/286             F          320,000.00         ZZ
                                         360        319,523.54          1
                                       7.500          2,237.49         73
                                       7.250          2,237.49
    HUNTINGTON BEAC  CA   92649          5            07/19/01         00
    453741                               05           09/01/01          0
    453741                               O            08/01/31
    0


    5594888          286/286             F          105,051.00         ZZ
                                         360        104,985.70          1
                                       8.375            798.47         53
                                       8.125            798.47
    MT DORA          FL   32757          5            08/22/01         00
    454869                               05           10/01/01          0
    454869                               N            09/01/31
    0


    5594891          286/286             F          300,000.00         ZZ
                                         360        299,827.39          1
                                       8.750          2,360.11         80
                                       8.500          2,360.11
    WASHINGTON       DC   20011          5            08/09/01         00
    460637                               05           10/01/01          0
    460637                               N            09/01/31
    0


    5594893          286/286             F           91,200.00         ZZ
                                         360         91,089.11          1
                                       8.500            701.25         80
                                       8.250            701.25
    KEASBY           NJ   08832          1            08/01/01         00
    461981                               05           09/01/01          0
    461981                               N            08/01/31
    0


    5594905          286/286             F          508,500.00         ZZ
                                         360        507,849.25          1
                                       8.250          3,820.20         90
                                       8.000          3,820.20
    CHESTERFIELD     MO   63005          1            08/01/01         11
    497245                               03           09/01/01         25
    497245                               O            08/01/31
    0


    5594907          286/286             F          236,700.00         ZZ
                                         360        236,373.13          1
1


                                       7.875          1,716.24         90
                                       7.625          1,716.24
    STERLING         VA   20164          1            07/24/01         11
    497834                               03           09/01/01         25
    497834                               O            08/01/31
    0


    5594910          286/286             F           67,500.00         ZZ
                                         360         67,459.10          1
                                       8.500            519.02         90
                                       8.250            519.02
    CINCINNATI       OH   45236          1            08/09/01         12
    499351                               05           10/01/01         25
    499351                               N            09/01/31
    0


    5594911          286/286             F           44,900.00         ZZ
                                         360         44,843.97          1
                                       8.375            341.28         90
                                       8.125            341.28
    DAYTON           OH   45404          1            07/31/01         10
    500487                               05           09/01/01         25
    500487                               N            08/01/31
    0


    5594913          286/286             F          105,950.00         ZZ
                                         360        105,796.14          1
                                       7.625            749.91         68
                                       7.375            749.91
    GILBERT          AZ   85296          1            07/31/01         00
    501593                               03           09/01/01          0
    501593                               N            08/01/31
    0


    5594914          286/286             F          147,450.00         ZZ
                                         360        147,160.69          1
                                       8.000          1,081.94         90
                                       7.750          1,081.94
    AVONDALE         AZ   85323          1            07/27/01         12
    502093                               03           09/01/01         25
    502093                               N            08/01/31
    0


    5594915          286/286             F          139,450.00         ZZ
                                         360        139,257.43          1
                                       7.875          1,011.11         90
                                       7.625          1,011.11
    PHOENIX          AZ   85041          1            07/31/01         12
    502381                               03           09/01/01         25
1


    502381                               N            08/01/31
    0


    5594916          286/286             F          271,800.00         ZZ
                                         360        271,603.27          1
                                       7.625          1,923.79         56
                                       7.375          1,923.79
    WESTON           FL   33327          5            08/10/01         00
    502393                               03           10/01/01          0
    502393                               O            09/01/31
    0


    5594917          286/286             F          112,500.00         ZZ
                                         360        112,315.35          1
                                       7.750            805.97         90
                                       7.500            805.97
    NORCROSS         GA   30092          1            07/31/01         12
    502395                               03           09/01/01         25
    502395                               N            08/01/31
    0


    5594918          286/286             F          131,450.00         ZZ
                                         360        131,359.53          1
                                       7.875            953.11         90
                                       7.625            953.11
    GILBERT          AZ   85297          1            08/02/01         12
    502488                               05           10/01/01         25
    502488                               N            09/01/31
    0


    5594921          286/286             F          242,000.00         ZZ
                                         360        241,621.28          1
                                       7.250          1,650.87         80
                                       7.000          1,650.87
    EDMOND           OK   73034          1            08/03/01         00
    508693                               03           09/01/01          0
    508693                               O            08/01/31
    0


    5594922          286/286             F          607,500.00         ZZ
                                         360        606,517.04          1
                                       7.625          4,299.85         75
                                       7.375          4,299.85
    EDINA            MN   55424          1            08/01/01         00
    510113                               05           09/01/01          0
    510113                               O            08/01/31
    0


1


    5594923          286/286             F          166,500.00         ZZ
                                         360        166,393.83          4
                                       8.250          1,250.86         90
                                       8.000          1,250.86
    HOLLYWOOD        FL   33020          1            08/02/01         21
    510245                               05           10/01/01         25
    510245                               N            09/01/31
    0


    5594924          286/286             F           42,300.00         ZZ
                                         360         42,275.02          2
                                       8.625            329.01         90
                                       8.375            329.01
    INDIANAPOLIS     IN   46226          1            08/08/01         12
    510584                               05           10/01/01         25
    510584                               N            09/01/31
    0


    5594925          286/286             F          119,600.00         ZZ
                                         360        119,438.95          1
                                       8.000            877.59         90
                                       7.750            877.59
    FISHERS          IN   46038          1            07/30/01         14
    511043                               03           09/01/01         25
    511043                               N            08/01/31
    0


    5594926          286/286             F          202,000.00         ZZ
                                         360        201,699.22          1
                                       7.500          1,412.42         80
                                       7.250          1,412.42
    AVONDALE         AZ   85323          1            07/27/01         00
    511150                               05           09/01/01          0
    511150                               N            08/01/31
    0


    5594927          286/286             F          168,300.00         ZZ
                                         360        168,181.22          3
                                       7.750          1,205.72         90
                                       7.500          1,205.72
    MESA             AZ   85203          1            08/07/01         01
    511156                               05           10/01/01         25
    511156                               N            09/01/31
    0


    5594928          286/286             F          316,800.00         ZZ
                                         360        316,414.80          3
                                       8.500          2,435.92         90
                                       8.250          2,435.92
1


    DORCHESTER       MA   02124          1            07/27/01         11
    511414                               05           09/01/01         25
    511414                               N            08/01/31
    0


    5594929          286/286             F          235,800.00         ZZ
                                         360        235,440.03          1
                                       7.375          1,628.62         90
                                       7.125          1,628.62
    GALVESTON        TX   77554          1            08/03/01         11
    511416                               03           09/01/01         25
    511416                               O            08/01/31
    0


    5594932          286/286             F          124,200.00         ZZ
                                         360        124,048.97          2
                                       8.500            955.00         90
                                       8.250            955.00
    ATTLEBORO        MA   02703          1            08/02/01         12
    511710                               05           09/01/01         25
    511710                               N            08/01/31
    0


    5594933          286/286             F           60,500.00         ZZ
                                         360         60,460.42          1
                                       8.125            449.22         79
                                       7.875            449.22
    INDIANAPOLIS     IN   46237          2            08/13/01         00
    512171                               05           10/01/01          0
    512171                               N            09/01/31
    0


    5594935          286/286             F           70,200.00         ZZ
                                         360         70,100.56          1
                                       7.750            502.93         90
                                       7.500            502.93
    LAPORTE          TX   77571          1            08/03/01         11
    513349                               03           09/01/01         25
    513349                               N            08/01/31
    0


    5594937          286/286             F          198,000.00         ZZ
                                         360        197,719.60          4
                                       7.750          1,418.50         90
                                       7.500          1,418.50
    PHOENIX          AZ   85051          1            07/25/01         12
    513716                               05           09/01/01         25
    513716                               N            08/01/31
    0
1




    5594938          286/286             F          373,000.00         ZZ
                                         360        372,497.77          2
                                       8.000          2,736.95         85
                                       7.750          2,736.95
    CHICAGO          IL   60647          1            07/30/01         01
    513824                               05           09/01/01         12
    513824                               O            08/01/31
    0


    5594941          286/286             F          400,000.00         ZZ
                                         360        399,744.93          1
                                       8.250          3,005.07         80
                                       8.000          3,005.07
    GATHERSBURG      MD   20878          5            07/31/01         00
    514188                               05           10/01/01          0
    514188                               O            09/01/31
    0


    5594943          286/286             F          390,300.00         T
                                         360        390,031.39          1
                                       7.875          2,829.95         80
                                       7.625          2,829.95
    AUSTIN           TX   78746          1            08/10/01         00
    514655                               01           10/01/01          0
    514655                               O            09/01/31
    0


    5594945          286/286             F           62,900.00         ZZ
                                         360         62,861.89          1
                                       8.500            483.65         90
                                       8.250            483.65
    PAGEDALE         MO   63133          1            08/09/01         21
    514661                               05           10/01/01         25
    514661                               N            09/01/31
    0


    5594947          286/286             F          236,600.00         ZZ
                                         360        236,312.32          1
                                       8.500          1,819.25         70
                                       8.250          1,819.25
    LILYDALE         MN   55118          1            08/01/01         00
    515074                               01           09/01/01          0
    515074                               N            08/01/31
    0


    5594949          286/286             F           63,500.00         ZZ
                                         360         63,462.51          4
1


                                       8.625            493.90         85
                                       8.375            493.90
    ST LOUIS         MO   63118          2            08/13/01         11
    515568                               05           10/01/01         12
    515568                               N            09/01/31
    0


    5594950          286/286             F          133,000.00         ZZ
                                         360        132,906.13          1
                                       7.750            952.83         70
                                       7.500            952.83
    PORTLAND         OR   97230          2            08/07/01         00
    515632                               05           10/01/01          0
    515632                               N            09/01/31
    0


    5594951          286/286             F          259,700.00         ZZ
                                         360        259,542.67          4
                                       8.500          1,996.87         70
                                       8.250          1,996.87
    CORAL SPRINGS    FL   33071          1            08/10/01         00
    515829                               05           10/01/01          0
    515829                               N            09/01/31
    0


    5594952          286/286             F          315,000.00         ZZ
                                         360        314,809.17          1
                                       8.500          2,422.08         65
                                       8.250          2,422.08
    EVANSTON         IL   60201          5            08/13/01         00
    515988                               05           10/01/01          0
    515988                               O            09/01/31
    0


    5594953          286/286             F          140,400.00         ZZ
                                         360        140,303.38          1
                                       7.875          1,018.00         90
                                       7.625          1,018.00
    CRYSTAL LAKE     IL   60014          1            08/10/01         14
    516133                               05           10/01/01         25
    516133                               N            09/01/31
    0


    5594956          286/286             F          236,000.00         ZZ
                                         360        235,829.18          1
                                       7.625          1,670.40         80
                                       7.375          1,670.40
    SHOW LOW         AZ   85901          5            08/03/01         00
    516206                               05           10/01/01          0
1


    516206                               O            09/01/31
    0


    5594958          286/286             F          306,000.00         ZZ
                                         360        305,789.41          1
                                       7.875          2,218.72         90
                                       7.625          2,218.72
    SUGAR LAND       TX   77478          1            08/13/01         10
    520031                               03           10/01/01         25
    520031                               O            09/01/31
    0


    5594959          286/286             F          176,400.00         ZZ
                                         360        176,278.60          4
                                       7.875          1,279.03         90
                                       7.625          1,279.03
    LAS VEGAS        NV   89119          1            08/13/01         12
    534975                               03           10/01/01         25
    534975                               N            09/01/31
    0


    5594962          286/286             F          151,200.00         ZZ
                                         360        151,108.40          3
                                       8.500          1,162.60         80
                                       8.250          1,162.60
    STRATFORD        CT   06497          1            08/06/01         00
    9648832                              05           10/01/01          0
    9648832                              N            09/01/31
    0


    5594963          286/286             F          117,000.00         ZZ
                                         360        116,861.34          3
                                       8.625            910.02         90
                                       8.375            910.02
    WEST HAVEN       CT   06516          1            07/31/01         11
    9648964                              05           09/01/01         25
    9648964                              N            08/01/31
    0


    5594968          286/286             F          116,900.00         ZZ
                                         360        116,761.46          4
                                       8.625            909.24         90
                                       8.375            909.24
    NEW HAVEN        CT   06511          1            08/03/01         14
    9850686                              05           09/01/01         25
    9850686                              N            08/01/31
    0


1


    5594969          286/286             F          400,000.00         ZZ
                                         360        399,404.42          1
                                       7.500          2,796.86         87
                                       7.250          2,796.86
    SOUTH SAN FRANC  CA   94080          1            07/18/01         10
    9851198                              05           09/01/01         25
    9851198                              O            08/01/31
    0


    5594970          286/286             F           84,600.00         ZZ
                                         360         84,537.21          2
                                       7.500            591.54         90
                                       7.250            591.54
    CHICAGO          IL   60651          1            08/08/01         10
    9853636                              05           10/01/01         25
    9853636                              N            09/01/31
    0


    5594971          286/286             F          116,900.00         ZZ
                                         360        116,761.46          4
                                       8.625            909.24         90
                                       8.375            909.24
    NEW HAVEN        CT   06511          1            08/03/01         14
    9854261                              05           09/01/01         25
    9854261                              N            08/01/31
    0


    5594973          286/286             F          188,000.00         ZZ
                                         360        187,746.86          1
                                       8.000          1,379.48         63
                                       7.750          1,379.48
    HOLLISTER        CA   95023          5            07/30/01         00
    9862994                              05           09/01/01          0
    9862994                              N            08/01/31
    0


    5594976          286/286             F          320,000.00         ZZ
                                         360        319,514.19          1
                                       7.375          2,210.16         80
                                       7.125          2,210.16
    HERCULES         CA   94547          5            07/18/01         00
    9867671                              05           09/01/01          0
    9867671                              O            08/01/31
    0


    5594977          286/286             F          415,000.00         ZZ
                                         360        414,441.24          4
                                       8.000          3,045.12         71
                                       7.750          3,045.12
1


    SAN DIEGO        CA   92107          5            07/31/01         00
    9868376                              05           09/01/01          0
    9868376                              O            08/01/31
    0


    5594978          286/286             F          475,000.00         ZZ
                                         360        474,673.11          2
                                       7.875          3,444.08         80
                                       7.625          3,444.08
    SAN FRANCISCO    CA   94110          5            08/01/01         00
    9868552                              05           10/01/01          0
    9868552                              O            09/01/31
    0


    5594980          286/286             F          203,070.00         ZZ
                                         360        202,829.35          1
                                       8.625          1,579.46         75
                                       8.375          1,579.46
    TURLOCK          CA   95382          1            07/31/01         00
    9872054                              05           09/01/01          0
    9872054                              O            08/01/31
    0


    5594981          286/286             F          189,000.00         ZZ
                                         360        188,758.15          2
                                       8.250          1,419.89         90
                                       8.000          1,419.89
    CARMICHAEL       CA   95608          1            07/27/01         12
    9872200                              05           09/01/01         25
    9872200                              N            08/01/31
    0


    5594982          286/286             F          262,500.00         ZZ
                                         360        262,290.08          1
                                       7.125          1,768.51         70
                                       6.875          1,768.51
    SALTSBURG        PA   15681          5            08/08/01         00
    9872225                              05           10/01/01          0
    9872225                              O            09/01/31
    0


    5594987          286/286             F          292,000.00         ZZ
                                         360        291,575.97          1
                                       7.625          2,066.76         80
                                       7.375          2,066.76
    NOVATO           CA   94949          1            07/24/01         00
    9875640                              03           09/01/01          0
    9875640                              O            08/01/31
    0
1




    5594989          286/286             F          134,850.00         ZZ
                                         360        134,681.78          3
                                       8.375          1,024.96         90
                                       8.125          1,024.96
    HARTFORD         CT   06114          2            07/30/01         14
    9875755                              05           09/01/01         25
    9875755                              N            08/01/31
    0


    5594992          286/286             F          147,250.00         ZZ
                                         360        146,722.34          4
                                       8.250          1,106.24         95
                                       8.000          1,106.24
    KILLEEN          TX   76542          1            07/27/01         21
    9876114                              05           09/01/01         30
    9876114                              O            08/01/31
    0


    5594994          286/286             F          345,000.00         ZZ
                                         360        344,762.57          4
                                       7.875          2,501.49         70
                                       7.625          2,501.49
    SIERRA MADRE     CA   91024          5            08/02/01         00
    9877744                              05           10/01/01          0
    9877744                              O            09/01/31
    0


    5594995          286/286             F          316,800.00         ZZ
                                         360        316,434.13          1
                                       8.750          2,492.27         90
                                       8.500          2,492.27
    DACULA           GA   30019          5            07/30/01         01
    9877996                              05           09/01/01         25
    9877996                              O            08/01/31
    0


    5594996          286/286             F          400,000.00         ZZ
                                         360        399,461.43          1
                                       8.000          2,935.06         45
                                       7.750          2,935.06
    FREMONT          CA   94539          5            07/26/01         00
    9878376                              03           09/01/01          0
    9878376                              N            08/01/31
    0


    5594997          286/286             F          311,000.00         ZZ
                                         360        310,446.98          1
1


                                       7.875          2,254.97         69
                                       7.625          2,254.97
    MINNETONKA       MN   55345          5            08/01/01         00
    9878414                              05           09/01/01          0
    9878414                              O            08/01/31
    0


    5594998          286/286             F          382,500.00         T
                                         360        382,034.92          1
                                       8.500          2,941.09         90
                                       8.250          2,941.09
    ST. HELENA       CA   94674          1            07/27/01         01
    9878502                              03           09/01/01         25
    9878502                              O            08/01/31
    0


    5595000          286/286             F          438,000.00         ZZ
                                         360        437,720.70          1
                                       8.250          3,290.55         73
                                       8.000          3,290.55
    MANHATTAN BEACH  CA   90266          2            08/02/01         00
    9878949                              05           10/01/01          0
    9878949                              O            09/01/31
    0


    5595004          286/286             F          279,000.00         ZZ
                                         360        278,830.98          3
                                       8.500          2,145.27         90
                                       8.250          2,145.27
    CHICAGO          IL   60653          1            08/14/01         19
    9880209                              05           10/01/01         25
    9880209                              N            09/01/31
    0


    5595005          286/286             F          191,250.00         ZZ
                                         360        191,011.43          4
                                       8.375          1,453.64         90
                                       8.125          1,453.64
    SUNSET           UT   84015          1            07/31/01         14
    9880567                              05           09/01/01         25
    9880567                              N            08/01/31
    0


    5595007          286/286             F          135,900.00         ZZ
                                         360        135,726.09          1
                                       8.250          1,020.97         80
                                       8.000          1,020.97
    TIMONIUM         MD   21093          1            08/02/01         00
    9881002                              03           09/01/01          0
1


    9881002                              N            08/01/31
    0


    5595012          286/286             F          311,600.00         ZZ
                                         360        311,201.23          1
                                       8.250          2,340.95         95
                                       8.000          2,340.95
    ROUND ROCK       TX   78664          2            07/31/01         21
    9937614                              03           09/01/01         30
    9937614                              O            08/01/31
    0


    5595013          286/286             F          130,500.00         ZZ
                                         360        130,420.94          4
                                       8.500          1,003.43         90
                                       8.250          1,003.43
    PALMDALE AREA    CA   93550          1            08/03/01         21
    9938559                              05           10/01/01         25
    9938559                              N            09/01/31
    0


    5595014          286/286             F          200,000.00         ZZ
                                         360        199,756.82          1
                                       8.500          1,537.83         80
                                       8.250          1,537.83
    RIVERSIDE        CA   92506          5            07/25/01         00
    9939347                              05           09/01/01          0
    9939347                              O            08/01/31
    0


    5595015          286/286             F          289,600.00         ZZ
                                         360        289,210.08          1
                                       8.000          2,124.98         80
                                       7.750          2,124.98
    CANTON           GA   30115          1            07/30/01         00
    9939646                              05           09/01/01          0
    9939646                              O            08/01/31
    0


    5595177          286/286             F          211,500.00         ZZ
                                         360        211,207.92          1
                                       7.875          1,533.53         80
                                       7.625          1,533.53
    MIRAMAR          FL   33025          1            07/31/01         00
    315388                               03           09/01/01          0
    315388                               O            08/01/31
    0


1


    5595178          286/286             F          144,000.00         ZZ
                                         360        143,829.35          1
                                       8.625          1,120.02         90
                                       8.375          1,120.02
    MONROE           NJ   08831          1            08/02/01         12
    347799                               05           09/01/01         30
    347799                               O            08/01/31
    0


    5595179          286/286             F          137,000.00         ZZ
                                         360        136,790.91          1
                                       8.875          1,090.04         76
                                       8.625          1,090.04
    LAS VEGAS        NV   89114          1            07/02/01         00
    446621                               05           09/01/01          0
    446621                               O            08/01/31
    0


    5595184          286/286             F          150,000.00         ZZ
                                         360        149,798.03          1
                                       8.000          1,100.65         61
                                       7.750          1,100.65
    CARLSBAD         CA   92009          1            07/30/01         00
    512876                               05           09/01/01          0
    512876                               O            08/01/31
    0


    5595187          286/286             F          980,000.00         ZZ
                                         360        978,808.43          1
                                       8.500          7,535.35         70
                                       8.250          7,535.35
    SAN ANTONIO      TX   78209          1            07/31/01         00
    9881000                              05           09/01/01          0
    9881000                              O            08/01/31
    0


    5599643          964/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.375          1,899.36         88
                                       7.125          1,899.36
    LAS VEGAS        NV   89110          1            09/21/01         10
    0433215993                           03           11/01/01         25
    145525                               O            10/01/31
    0


    5600285          E22/G02             F          118,750.00         ZZ
                                         360        118,750.00          1
                                       8.000            871.35         93
                                       7.750            871.35
1


    CHARLESTON       SC   29407          2            09/13/01         10
    0412889628                           05           11/01/01         30
    0412889628                           O            10/01/31
    0


    5600289          E22/G02             F          263,000.00         ZZ
                                         360        263,000.00          1
                                       7.625          1,861.50         74
                                       7.375          1,861.50
    ROCHESTER HILLS  MI   48309          5            09/13/01         00
    0412923310                           05           11/01/01          0
    0412923310                           O            10/01/31
    0


    5600292          E22/G02             F           85,600.00         ZZ
                                         360         85,600.00          1
                                       8.000            628.10         80
                                       7.750            628.10
    HIGH RIDGE       MO   63049          5            09/12/01         00
    0412934127                           05           11/01/01          0
    0412934127                           O            10/01/31
    0


    5600300          E22/G02             F          345,000.00         ZZ
                                         360        345,000.00          1
                                       7.250          2,353.51         77
                                       7.000          2,353.51
    BROOKFIELD       CT   06804          5            09/13/01         00
    0412947848                           05           11/01/01          0
    0412947848                           O            10/01/31
    0


    5600301          E22/G02             F           99,000.00         ZZ
                                         360         99,000.00          1
                                       8.375            752.47         90
                                       8.125            752.47
    TIJERAS          NM   87059          2            09/13/01         04
    0412948309                           05           11/01/01         25
    0412948309                           O            10/01/31
    0


    5600306          E22/G02             F          312,000.00         ZZ
                                         360        312,000.00          2
                                       7.500          2,181.55         78
                                       7.250          2,181.55
    SAN JOSE         CA   95112          1            09/10/01         00
    0412957581                           05           11/01/01          0
    0412957581                           O            10/01/31
    0
1




    5600318          E22/G02             F           27,850.00         ZZ
                                         240         27,850.00          1
                                       8.625            243.90         90
                                       8.375            243.90
    CONROE           TX   77303          1            09/10/01         01
    0412978884                           03           11/01/01         25
    0412978884                           N            10/01/21
    0


    5600319          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       7.875            870.08         80
                                       7.625            870.08
    RED OAK          TX   75154          5            09/13/01         00
    0412979007                           05           11/01/01          0
    0412979007                           O            10/01/31
    0


    5600322          E22/G02             F          107,500.00         ZZ
                                         360        107,500.00          1
                                       7.000            715.20         42
                                       6.750            715.20
    SWEET HOME       OR   97386          1            09/14/01         00
    0412981920                           05           11/01/01          0
    0412981920                           O            10/01/31
    0


    5600327          E22/G02             F           99,000.00         ZZ
                                         360         99,000.00          1
                                       7.750            709.25         90
                                       7.500            709.25
    HOUSTON          TX   77009          1            09/17/01         04
    0412989352                           05           11/01/01         25
    0412989352                           O            10/01/31
    0


    5600328          E22/G02             F          155,000.00         ZZ
                                         360        155,000.00          1
                                       6.875          1,018.24        100
                                       6.625          1,018.24
    FRESNO           CA   93722          2            09/07/01         01
    0412989691                           05           11/01/01         35
    0412989691                           O            10/01/31
    0


    5600329          E22/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
1


                                       7.750            802.38         80
                                       7.500            802.38
    RAY              MI   48096          2            09/13/01         00
    0412990038                           05           11/01/01          0
    0412990038                           O            10/01/31
    0


    5600331          E22/G02             F           80,750.00         ZZ
                                         360         80,750.00          1
                                       8.000            592.51         95
                                       7.750            592.51
    EL PASO          TX   79936          1            09/17/01         01
    0412994006                           05           11/01/01         30
    0412994006                           O            10/01/31
    0


    5600332          E22/G02             F          456,000.00         ZZ
                                         360        456,000.00          1
                                       7.500          3,188.42         80
                                       7.250          3,188.42
    SAN DIEGO        CA   92103          1            09/11/01         00
    0412996308                           05           11/01/01          0
    0412996308                           O            10/01/31
    0


    5600337          E22/G02             F          134,400.00         ZZ
                                         360        134,400.00          1
                                       7.000            894.17         80
                                       6.750            894.17
    MIRAMAR          FL   33025          5            09/13/01         00
    0412999732                           03           11/01/01          0
    0412999732                           O            10/01/31
    0


    5600338          E22/G02             F          370,000.00         ZZ
                                         360        370,000.00          1
                                       7.375          2,555.50         80
                                       7.125          2,555.50
    SONOMA           CA   95476          5            09/12/01         00
    0412999781                           05           11/01/01          0
    0412999781                           O            10/01/31
    0


    5600348          E22/G02             F          108,800.00         ZZ
                                         360        108,800.00          1
                                       7.875            788.88         78
                                       7.625            788.88
    LAS VEGAS        NV   89123          1            09/05/01         00
    0413007790                           03           11/01/01          0
1


    0413007790                           O            10/01/31
    0


    5600352          E22/G02             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       8.375          1,976.19         86
                                       8.125          1,976.19
    MARION TOWNSHIP  MI   48232          1            09/18/01         04
    0413009960                           05           11/01/01         35
    0413009960                           O            10/01/31
    0


    5600353          E22/G02             F          116,000.00         ZZ
                                         360        116,000.00          1
                                       7.000            771.75         80
                                       6.750            771.75
    METAIRIE         LA   70003          2            09/11/01         00
    0413011883                           05           11/01/01          0
    0413011883                           O            10/01/31
    0


    5600354          E22/G02             F          243,000.00         ZZ
                                         360        243,000.00          3
                                       8.500          1,868.46         90
                                       8.250          1,868.46
    BRONX            NY   10460          1            09/18/01         04
    0413012550                           05           11/01/01         25
    0413012550                           N            10/01/31
    0


    5600357          E22/G02             F          381,000.00         ZZ
                                         360        381,000.00          1
                                       7.000          2,534.80         61
                                       6.750          2,534.80
    DANVILLE         CA   94526          1            09/13/01         00
    0413015546                           03           11/01/01          0
    0413015546                           O            10/01/31
    0


    5600358          E22/G02             F          122,000.00         ZZ
                                         360        122,000.00          1
                                       7.750            874.02         66
                                       7.500            874.02
    GRASS VALLEY     CA   95945          1            09/12/01         00
    0413016171                           05           11/01/01          0
    0413016171                           O            10/01/31
    0


1


    5600362          E22/G02             F          428,000.00         ZZ
                                         360        428,000.00          1
                                       7.375          2,956.09         80
                                       7.125          2,956.09
    UNION CITY       CA   94587          1            09/10/01         00
    0413020199                           05           11/01/01          0
    0413020199                           O            10/01/31
    0


    5600369          E22/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       7.500            783.12         50
                                       7.250            783.12
    ROCHESTER        WA   98579          5            09/10/01         00
    0413026840                           05           11/01/01          0
    0413026840                           O            10/01/31
    0


    5600371          E22/G02             F          315,400.00         ZZ
                                         360        315,400.00          1
                                       7.875          2,286.87         95
                                       7.625          2,286.87
    SOUTHLAKE        TX   76092          1            09/18/01         01
    0413027921                           03           11/01/01         30
    0413027921                           O            10/01/31
    0


    5600380          E22/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
                                       7.125            970.15         59
                                       6.875            970.15
    DALLAS           TX   75218          1            09/17/01         00
    0413033614                           05           11/01/01          0
    0413033614                           O            10/01/31
    0


    5600381          E22/G02             F          112,500.00         ZZ
                                         360        112,500.00          4
                                       8.375            855.08         90
                                       8.125            855.08
    MARRERO          LA   70072          1            09/17/01         04
    0413038217                           05           11/01/01         25
    0413038217                           N            10/01/31
    0


    5600382          E22/G02             F          173,600.00         ZZ
                                         360        173,600.00          1
                                       7.750          1,243.69         76
                                       7.500          1,243.69
1


    SAN JOSE         CA   95123          1            09/13/01         00
    0413038555                           01           11/01/01          0
    0413038555                           N            10/01/31
    0


    5600383          E22/G02             F          112,500.00         ZZ
                                         360        112,500.00          4
                                       7.875            815.70         90
                                       7.625            815.70
    NEW ORLEANS      LA   70119          1            09/18/01         04
    0413044371                           05           11/01/01         25
    0413044371                           N            10/01/31
    0


    5600940          168/168             F          163,000.00         ZZ
                                         360        162,887.83          1
                                       7.875          1,181.86         80
                                       7.625          1,181.86
    BROOKLYN         NY   11236          1            08/27/01         00
    0059679247                           05           10/01/01          0
    0059679247                           O            09/01/31
    0


    5601003          T08/G02             F          375,000.00         ZZ
                                         360        374,383.45          1
                                       7.000          2,494.88         65
                                       6.750          2,494.88
    ORLANDO          FL   32804          2            07/31/01         00
    0433163078                           05           09/01/01          0
    11017347                             O            08/01/31
    0


    5601019          T08/G02             F          180,500.00         ZZ
                                         360        180,372.61          1
                                       7.750          1,293.12         95
                                       7.500          1,293.12
    SORRENTO         FL   32776          1            08/31/01         10
    0433164134                           03           10/01/01         30
    11180576                             O            09/01/31
    0


    5601021          T08/G02             F          156,750.00         ZZ
                                         360        156,639.36          1
                                       7.750          1,122.98         95
                                       7.500          1,122.98
    LECANTO          FL   34461          1            08/28/01         10
    0433164159                           05           10/01/01         30
    12070774                             O            09/01/31
    0
1




    5601026          T08/G02             F          121,500.00         ZZ
                                         360        121,414.25          1
                                       7.750            870.44         83
                                       7.500            870.44
    DENVER           CO   80211          2            08/10/01         04
    0433164225                           09           10/01/01         25
    21060288                             O            09/01/31
    0


    5601044          T08/G02             F          375,222.00         ZZ
                                         360        374,957.17          1
                                       7.750          2,688.14         79
                                       7.500          2,688.14
    SAN BRUNO        CA   94066          5            08/22/01         00
    0433164357                           05           10/01/01          0
    21080006                             O            09/01/31
    0


    5601060          T08/G02             F          428,350.00         ZZ
                                         360        428,055.22          1
                                       7.875          3,105.83         84
                                       7.625          3,105.83
    TAMPA            FL   33626          2            08/21/01         01
    0433163672                           03           10/01/01         12
    21080178                             O            09/01/31
    0


    5601077          T08/G02             F           84,900.00         ZZ
                                         360         84,838.55          1
                                       7.625            600.92         75
                                       7.375            600.92
    ORLANDO          FL   32822          1            08/28/01         00
    0433163813                           03           10/01/01          0
    21080376                             O            09/01/31
    0


    5602408          994/994             F          330,000.00         ZZ
                                         360        329,789.57          1
                                       8.250          2,479.18         72
                                       8.000          2,479.18
    RIVERWOODS       IL   60015          2            08/16/01         00
    218689515                            05           10/01/01          0
    218689515                            O            09/01/31
    0


    5606100          964/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
1


                                       7.125          1,852.73         72
                                       6.875          1,852.73
    KIRKLAND         WA   98033          2            09/25/01         00
    0433230190                           05           11/01/01          0
    146137                               O            10/01/31
    0


    5608636          696/G02             F          296,000.00         ZZ
                                         360        296,000.00          1
                                       7.500          2,069.67         80
                                       7.250          2,069.67
    POTOMAC FALLS    VA   20165          1            09/14/01         00
    0433197118                           03           11/01/01          0
    24501175                             O            10/01/31
    0


    5614797          E22/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.875          1,993.94         64
                                       7.625          1,993.94
    SAN JOSE         CA   95123          1            09/05/01         00
    0412852188                           05           11/01/01          0
    0412852188                           N            10/01/31
    0


    5614799          E22/G02             F          230,000.00         ZZ
                                         360        230,000.00          1
                                       7.625          1,627.93         74
                                       7.375          1,627.93
    BETHPAGE         NY   11714          1            09/20/01         00
    0412859605                           05           11/01/01          0
    0412859605                           N            10/01/31
    0


    5614800          E22/G02             F          155,000.00         ZZ
                                         360        155,000.00          1
                                       8.000          1,137.34         62
                                       7.750          1,137.34
    REVERE           MA   02151          2            09/14/01         00
    0412871899                           01           11/01/01          0
    0412871899                           O            10/01/31
    0


    5614801          E22/G02             F          128,250.00         ZZ
                                         360        128,250.00          1
                                       7.750            918.80         95
                                       7.500            918.80
    GOLDEN VALLEY    MN   55422          5            09/17/01         10
    0412878670                           09           11/01/01         30
1


    0412878670                           O            10/01/31
    0


    5614803          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       7.250          1,227.92         69
                                       7.000          1,227.92
    GRANDBURY        TX   76049          5            09/17/01         00
    0412881872                           05           11/01/01          0
    0412881872                           O            10/01/31
    0


    5614807          E22/G02             F          214,500.00         ZZ
                                         360        214,500.00          1
                                       7.250          1,463.27         71
                                       7.000          1,463.27
    LOVELAND         CO   80537          5            09/17/01         00
    0412891103                           03           11/01/01          0
    0412891103                           O            10/01/31
    0


    5614808          E22/G02             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       8.250            939.08         93
                                       8.000            939.08
    SANDY            UT   84094          2            09/10/01         04
    0412893075                           05           11/01/01         30
    0412893075                           O            10/01/31
    0


    5614817          E22/G02             F           96,000.00         ZZ
                                         360         96,000.00          4
                                       8.500            738.16         80
                                       8.250            738.16
    DAYTON           OH   45409          1            09/21/01         00
    0412914871                           05           11/01/01          0
    0412914871                           N            10/01/31
    0


    5614831          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       7.125          1,212.69         75
                                       6.875          1,212.69
    SHINGLE SPRINGS  CA   95682          5            09/12/01         00
    0412937815                           05           11/01/01          0
    0412937815                           O            10/01/31
    0


1


    5614834          E22/G02             F          130,500.00         ZZ
                                         360        130,500.00          2
                                       8.000            957.56         87
                                       7.750            957.56
    CHICAGO          IL   60632          1            09/20/01         04
    0412948648                           05           11/01/01         25
    0412948648                           N            10/01/31
    0


    5614836          E22/G02             F          108,750.00         ZZ
                                         360        108,750.00          3
                                       8.250            817.00         75
                                       8.000            817.00
    NEW BEDFORD      MA   02740          1            09/20/01         00
    0412952012                           05           11/01/01          0
    0412952012                           N            10/01/31
    0


    5614842          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       7.375          1,243.22         80
                                       7.125          1,243.22
    LAKEHILLS        TX   78063          5            09/12/01         00
    0412957631                           05           11/01/01          0
    0412957631                           O            10/01/31
    0


    5614843          E22/G02             F          182,450.00         ZZ
                                         360        182,450.00          1
                                       7.375          1,260.14         89
                                       7.125          1,260.14
    MARTINEZ         CA   94553          5            09/10/01         01
    0412958662                           05           11/01/01         25
    0412958662                           O            10/01/31
    0


    5614844          E22/G02             F          337,500.00         ZZ
                                         360        337,500.00          1
                                       7.375          2,331.03         75
                                       7.125          2,331.03
    FOLSOM           CA   95630          2            09/11/01         00
    0412958720                           05           11/01/01          0
    0412958720                           O            10/01/31
    0


    5614845          E22/G02             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       7.875          4,350.42         75
                                       7.625          4,350.42
1


    PROVO            UT   84604          5            09/17/01         00
    0412959835                           05           11/01/01          0
    0412959835                           O            10/01/31
    0


    5614847          E22/G02             F          288,000.00         ZZ
                                         360        288,000.00          1
                                       7.500          2,013.74         80
                                       7.250          2,013.74
    MILPITAS         CA   95035          5            09/05/01         00
    0412960916                           09           11/01/01          0
    0412960916                           O            10/01/31
    0


    5614853          E22/G02             F          372,000.00         T
                                         360        372,000.00          1
                                       7.500          2,601.08         80
                                       7.250          2,601.08
    BEACH HAVEN      NJ   08008          1            09/20/01         00
    0412965964                           05           11/01/01          0
    0412965964                           O            10/01/31
    0


    5614855          E22/G02             F           82,400.00         ZZ
                                         360         82,400.00          1
                                       7.750            590.32         74
                                       7.500            590.32
    SUNRISE          FL   33313          1            09/21/01         00
    0412967291                           05           11/01/01          0
    0412967291                           O            10/01/31
    0


    5614856          E22/G02             F          520,000.00         ZZ
                                         360        520,000.00          1
                                       7.125          3,503.34         78
                                       6.875          3,503.34
    RANCHO PALOS VE  CA   90275          5            09/10/01         00
    0412967911                           05           11/01/01          0
    0412967911                           O            10/01/31
    0


    5614869          E22/G02             F          208,000.00         ZZ
                                         360        208,000.00          4
                                       8.500          1,599.34         80
                                       8.250          1,599.34
    CHICAGO          IL   60619          1            09/21/01         00
    0412973919                           05           11/01/01          0
    0412973919                           N            10/01/31
    0
1




    5614870          E22/G02             F          122,050.00         ZZ
                                         360        122,050.00          1
                                       8.000            895.56         95
                                       7.750            895.56
    BROOKLYN CENTER  MN   55429          1            09/20/01         04
    0412974503                           09           11/01/01         30
    0412974503                           O            10/01/31
    0


    5614879          E22/G02             F          108,000.00         ZZ
                                         360        108,000.00          4
                                       7.125            727.62         90
                                       6.875            727.62
    KENNER           LA   70065          1            09/20/01         04
    0412978140                           05           11/01/01         25
    0412978140                           N            10/01/31
    0


    5614881          E22/G02             F          144,450.00         ZZ
                                         360        144,450.00          4
                                       8.000          1,059.92         89
                                       7.750          1,059.92
    FT. LAUDERDALE   FL   33312          1            09/20/01         01
    0412978587                           05           11/01/01         25
    0412978587                           N            10/01/31
    0


    5614884          E22/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.125          2,021.16         80
                                       6.875          2,021.16
    PARKER           CO   80134          2            09/14/01         00
    0412979221                           03           11/01/01          0
    0412979221                           O            10/01/31
    0


    5614887          E22/G02             F           40,950.00         ZZ
                                         360         40,950.00          1
                                       8.500            314.87         82
                                       8.250            314.87
    EAST ORANGE      NJ   07018          1            09/21/01         04
    0412980344                           05           11/01/01         25
    0412980344                           N            10/01/31
    0


    5614889          E22/G02             F           54,000.00         ZZ
                                         360         54,000.00          1
1


                                       8.250            405.68         90
                                       8.000            405.68
    CHARLOTTE        NC   28206          1            09/19/01         10
    0412981094                           05           11/01/01         25
    0412981094                           N            10/01/31
    0


    5614894          E22/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.875          2,175.21         70
                                       7.625          2,175.21
    RIDGEFIELD       NJ   07657          2            09/14/01         00
    0412982951                           05           11/01/01          0
    0412982951                           O            10/01/31
    0


    5614895          E22/G02             F          424,800.00         ZZ
                                         360        424,800.00          1
                                       7.375          2,933.99         74
                                       7.125          2,933.99
    WESTFIELD        NJ   07090          5            09/14/01         00
    0412983025                           05           11/01/01          0
    0412983025                           O            10/01/31
    0


    5614903          E22/G02             F          142,500.00         ZZ
                                         360        142,500.00          1
                                       8.500          1,095.70         95
                                       8.250          1,095.70
    SAN ANTONIO      TX   78213          1            09/21/01         01
    0412985350                           05           11/01/01         30
    0412985350                           O            10/01/31
    0


    5614911          E22/G02             F          161,000.00         ZZ
                                         360        161,000.00          4
                                       8.500          1,237.95         70
                                       8.250          1,237.95
    MIAMI BEACH      FL   33141          5            09/19/01         00
    0412986424                           05           11/01/01          0
    0412986424                           N            10/01/31
    0


    5614923          E22/G02             F          232,000.00         ZZ
                                         360        232,000.00          1
                                       6.875          1,524.07         80
                                       6.625          1,524.07
    GUERNEVILLE      CA   95446          5            09/07/01         00
    0412991796                           05           11/01/01          0
1


    0412991796                           O            10/01/31
    0


    5614928          E22/G02             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       8.375          1,672.16         73
                                       8.125          1,672.16
    NOVI             MI   48375          5            09/14/01         00
    0412994261                           05           11/01/01          0
    0412994261                           O            10/01/31
    0


    5614934          E22/G02             F           95,300.00         ZZ
                                         360         95,300.00          1
                                       7.625            674.53         90
                                       7.375            674.53
    JEFFERSONVILLE   IN   47130          1            09/21/01         10
    0412995177                           05           11/01/01         25
    0412995177                           O            10/01/31
    0


    5614938          E22/G02             F          155,000.00         ZZ
                                         360        155,000.00          1
                                       7.500          1,083.78         62
                                       7.250          1,083.78
    BOYNTON BEACH    FL   33436          5            09/17/01         00
    0412995938                           03           11/01/01          0
    0412995938                           O            10/01/31
    0


    5614940          E22/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.375          2,348.30         63
                                       7.125          2,348.30
    GRANITE BAY      CA   95746          5            09/04/01         00
    0412996274                           03           11/01/01          0
    0412996274                           O            10/01/31
    0


    5614943          E22/G02             F          288,000.00         ZZ
                                         360        288,000.00          1
                                       7.875          2,088.20         90
                                       7.625          2,088.20
    CHINO HILLS      CA   91709          1            09/11/01         04
    0412996522                           05           11/01/01         25
    0412996522                           O            10/01/31
    0


1


    5614945          E22/G02             F          351,200.00         ZZ
                                         360        351,200.00          1
                                       7.750          2,516.04         80
                                       7.500          2,516.04
    POMPANO BEACH    FL   33060          1            09/21/01         00
    0412996639                           05           11/01/01          0
    0412996639                           O            10/01/31
    0


    5614953          E22/G02             F          330,000.00         ZZ
                                         360        330,000.00          1
                                       7.750          2,364.16         75
                                       7.500          2,364.16
    SAN ANTONIO      TX   78209          5            09/13/01         00
    0413001280                           05           11/01/01          0
    0413001280                           O            10/01/31
    0


    5614972          E22/G02             F          399,000.00         ZZ
                                         360        399,000.00          1
                                       7.625          2,824.10         74
                                       7.375          2,824.10
    BAILEY           CO   80421          5            09/17/01         00
    0413007063                           05           11/01/01          0
    0413007063                           O            10/01/31
    0


    5614973          E22/G02             F          229,500.00         ZZ
                                         360        229,500.00          1
                                       8.000          1,683.99         85
                                       7.750          1,683.99
    LOS ANGELES      CA   90029          5            09/13/01         04
    0413007139                           05           11/01/01         12
    0413007139                           O            10/01/31
    0


    5614980          E22/G02             F          408,000.00         ZZ
                                         360        408,000.00          1
                                       7.375          2,817.95         80
                                       7.125          2,817.95
    PLEASANTON       CA   94566          5            09/13/01         00
    0413010323                           05           11/01/01          0
    0413010323                           O            10/01/31
    0


    5614983          E22/G02             F          263,999.00         ZZ
                                         360        263,999.00          1
                                       7.125          1,778.61         80
                                       6.875          1,778.61
1


    NEWARK           CA   94560          1            09/13/01         00
    0413010646                           05           11/01/01          0
    0413010646                           O            10/01/31
    0


    5614997          E22/G02             F          108,000.00         ZZ
                                         360        108,000.00          4
                                       7.125            727.62         90
                                       6.875            727.62
    KENNER           LA   70062          1            09/20/01         04
    0413016718                           05           11/01/01         25
    0413016718                           N            10/01/31
    0


    5614998          E22/G02             F          370,000.00         ZZ
                                         360        370,000.00          1
                                       7.250          2,524.05         55
                                       7.000          2,524.05
    NEVADA CITY      CA   95946          5            09/11/01         00
    0413016874                           05           11/01/01          0
    0413016874                           O            10/01/31
    0


    5614999          E22/G02             F          110,000.00         ZZ
                                         360        110,000.00          1
                                       7.375            759.74         73
                                       7.125            759.74
    SAN MARCOS       CA   92069          5            09/10/01         00
    0413017591                           09           11/01/01          0
    0413017591                           O            10/01/31
    0


    5615001          E22/G02             F          230,400.00         ZZ
                                         360        230,400.00          1
                                       8.500          1,771.58         90
                                       8.250          1,771.58
    BOSTON           MA   02116          1            09/19/01         01
    0413018318                           06           11/01/01         25
    0413018318                           N            10/01/31
    0


    5615002          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.625            707.79         61
                                       7.375            707.79
    NEW BUFFALO      MI   49117          1            09/21/01         00
    0413018417                           05           11/01/01          0
    0413018417                           O            10/01/31
    0
1




    5615011          E22/G02             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       7.625          4,246.76         50
                                       7.375          4,246.76
    THE WOODLANDS    TX   77381          5            09/14/01         00
    0413021957                           03           11/01/01          0
    0413021957                           O            10/01/31
    0


    5615013          E22/G02             F           81,900.00         ZZ
                                         360         81,900.00          1
                                       8.000            600.95         87
                                       7.750            600.95
    HOUSTON          TX   77095          1            09/17/01         04
    0413022641                           03           11/01/01         25
    0413022641                           N            10/01/31
    0


    5615014          E22/G02             F          358,000.00         ZZ
                                         360        358,000.00          1
                                       7.750          2,564.76         80
                                       7.500          2,564.76
    DANA POINT       CA   92629          5            09/15/01         00
    0413022682                           01           11/01/01          0
    0413022682                           O            10/01/31
    0


    5615017          E22/G02             F           78,200.00         ZZ
                                         360         78,200.00          1
                                       7.500            546.79         69
                                       7.250            546.79
    FORT WORTH       TX   76126          2            09/14/01         00
    0413023508                           05           11/01/01          0
    0413023508                           O            10/01/31
    0


    5615021          E22/G02             F          126,400.00         ZZ
                                         360        126,400.00          2
                                       8.375            960.73         80
                                       8.125            960.73
    DEARBORN         MI   48126          5            09/17/01         00
    0413024647                           05           11/01/01          0
    0413024647                           O            10/01/31
    0


    5615026          E22/G02             F          175,000.00         ZZ
                                         360        175,000.00          4
1


                                       8.500          1,345.60         70
                                       8.250          1,345.60
    MIAMI BEACH      FL   33141          5            09/19/01         00
    0413027434                           05           11/01/01          0
    0413027434                           N            10/01/31
    0


    5615027          E22/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       7.750            802.38         80
                                       7.500            802.38
    EAST HARTFORD    CT   06108          2            09/14/01         00
    0413027590                           05           11/01/01          0
    0413027590                           O            10/01/31
    0


    5615029          E22/G02             F          124,500.00         ZZ
                                         360        124,500.00          1
                                       8.250            935.33         88
                                       8.000            935.33
    LAKE ANN         MI   49650          1            09/19/01         11
    0413027863                           05           11/01/01         25
    0413027863                           O            10/01/31
    0


    5615030          E22/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
                                       8.000            792.47         69
                                       7.750            792.47
    LONOKE           AR   72086          2            09/14/01         00
    0413028507                           05           11/01/01          0
    0413028507                           O            10/01/31
    0


    5615032          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       7.750          1,289.54         75
                                       7.500          1,289.54
    WARRENTON        MO   63383          5            09/14/01         00
    0413028903                           05           11/01/01          0
    0413028903                           O            10/01/31
    0


    5615039          E22/G02             F          243,000.00         ZZ
                                         360        243,000.00          4
                                       8.625          1,890.03         90
                                       8.375          1,890.03
    MIAMI BEACH      FL   33141          1            09/20/01         04
    0413032244                           05           11/01/01         25
1


    0413032244                           N            10/01/31
    0


    5615042          E22/G02             F          188,000.00         ZZ
                                         360        188,000.00          1
                                       7.500          1,314.52         80
                                       7.250          1,314.52
    BUENA PARK       CA   90620          5            09/13/01         00
    0413032582                           05           11/01/01          0
    0413032582                           O            10/01/31
    0


    5615048          E22/G02             F           64,000.00         ZZ
                                         360         64,000.00          1
                                       7.500            447.50         74
                                       7.250            447.50
    PLANO            TX   75074          1            09/19/01         00
    0413033861                           05           11/01/01          0
    0413033861                           N            10/01/31
    0


    5615053          E22/G02             F          116,000.00         ZZ
                                         360        116,000.00          1
                                       7.750            831.04         80
                                       7.500            831.04
    ROWLETT          TX   75089          5            09/14/01         00
    0413036047                           05           11/01/01          0
    0413036047                           O            10/01/31
    0


    5615056          E22/G02             F          283,050.00         ZZ
                                         360        283,050.00          4
                                       8.375          2,151.38         90
                                       8.125          2,151.38
    WASHINGTON       UT   84780          1            09/19/01         04
    0413037607                           05           11/01/01         25
    0413037607                           N            10/01/31
    0


    5615058          E22/G02             F          413,100.00         ZZ
                                         360        413,100.00          4
                                       8.250          3,103.48         90
                                       8.000          3,103.48
    BROOKLYN         NY   11207          1            09/21/01         04
    0413037961                           05           11/01/01         25
    0413037961                           O            10/01/31
    0


1


    5615061          E22/G02             F          297,000.00         ZZ
                                         360        297,000.00          4
                                       8.250          2,231.26         89
                                       8.000          2,231.26
    ESSEX            VT   05452          1            09/21/01         04
    0413038845                           05           11/01/01         25
    0413038845                           N            10/01/31
    0


    5615069          E22/G02             F          245,000.00         ZZ
                                         360        245,000.00          1
                                       7.750          1,755.21         80
                                       7.500          1,755.21
    PALM HARBOR      FL   34684          1            09/20/01         00
    0413046236                           03           11/01/01          0
    0413046236                           O            10/01/31
    0


    5615165          E82/G02             F          307,000.00         ZZ
                                         360        307,000.00          1
                                       7.500          2,146.59         65
                                       7.250          2,146.59
    VENICE           CA   90291          5            09/05/01         00
    0400476552                           05           11/01/01          0
    0400476552                           O            10/01/31
    0


    5621969          F97/F97             F          575,000.00         T
                                         360        569,909.08          1
                                       7.375          3,971.38         59
                                       7.125          3,971.38
    CHILMARK         MA   02535          5            04/17/01         00
    02000333533                          05           06/01/01          0
    02000333533                          O            05/01/31
    0


    5622245          F97/F97             F          467,000.00         ZZ
                                         360        466,653.42          1
                                       7.500          3,265.33         55
                                       7.250          3,265.33
    BRANFORD         CT   06405          2            08/16/01         00
    200378332                            03           10/01/01          0
    200378332                            O            09/01/31
    0


    5622453          025/025             F          543,750.00         ZZ
                                         360        542,979.96          1
                                       7.750          3,895.50         75
                                       7.500          3,895.50
1


    SONORA           CA   95270          5            07/25/01         00
    0139194807                           05           09/01/01          0
    0139194807                           O            08/01/31
    0


    5622486          696/G02             F          285,900.00         ZZ
                                         360        285,900.00          1
                                       7.500          1,999.05         80
                                       7.250          1,999.05
    UPPER MARLBORO   MD   20772          1            09/14/01         00
    0433201035                           03           11/01/01          0
    30101195                             O            10/01/31
    0


    5623314          964/G02             F          434,000.00         ZZ
                                         360        434,000.00          1
                                       7.750          3,109.23         70
                                       7.500          3,109.23
    CARLSBAD         CA   92009          5            09/14/01         00
    0433215936                           03           11/01/01          0
    141244                               O            10/01/31
    0


    5626059          E22/G02             F           50,400.00         ZZ
                                         360         50,400.00          1
                                       7.875            365.43         90
                                       7.625            365.43
    GADSDEN          AL   35903          5            09/18/01         10
    0412843682                           05           11/01/01         25
    0412843682                           O            10/01/31
    0


    5626060          E22/G02             F          344,000.00         ZZ
                                         360        344,000.00          1
                                       7.875          2,494.24         80
                                       7.625          2,494.24
    SAN JOSE         CA   95148          1            09/11/01         00
    0412857088                           05           11/01/01          0
    0412857088                           O            10/01/31
    0


    5626061          E22/G02             F           36,000.00         ZZ
                                         360         35,977.04          1
                                       8.250            270.46         90
                                       8.000            270.46
    DETROIT          MI   48223          1            08/03/01         04
    0412859134                           05           10/01/01         25
    0412859134                           N            09/01/31
    0
1




    5626062          E22/G02             F          204,250.00         ZZ
                                         360        204,250.00          1
                                       7.875          1,480.95         93
                                       7.625          1,480.95
    ELMONT           NY   11003          1            09/24/01         04
    0412881013                           05           11/01/01         30
    0412881013                           O            10/01/31
    0


    5626069          E22/G02             F           78,750.00         ZZ
                                         360         78,750.00          1
                                       8.375            598.56         75
                                       8.125            598.56
    WATERVLIET       NY   12189          5            09/17/01         00
    0412912800                           09           11/01/01          0
    0412912800                           N            10/01/31
    0


    5626070          E22/G02             F          161,500.00         ZZ
                                         360        161,500.00          1
                                       8.500          1,241.80         95
                                       8.250          1,241.80
    LITTLE FERRY     NJ   07643          5            09/19/01         04
    0412913568                           01           11/01/01         30
    0412913568                           O            10/01/31
    0


    5626073          E22/G02             F          491,800.00         ZZ
                                         360        491,800.00          1
                                       8.000          3,608.65         50
                                       7.750          3,608.65
    UPPER SADDLE RI  NJ   07458          5            09/19/01         00
    0412932196                           05           11/01/01          0
    0412932196                           O            10/01/31
    0


    5626081          E22/G02             F           87,000.00         ZZ
                                         360         87,000.00          2
                                       7.875            630.81         68
                                       7.625            630.81
    DOVER            NH   03820          5            09/18/01         00
    0412940892                           05           11/01/01          0
    0412940892                           O            10/01/31
    0


    5626085          E22/G02             F          118,400.00         ZZ
                                         360        118,400.00          1
1


                                       7.375            817.76         80
                                       7.125            817.76
    WEST PALM BEACH  FL   33417          5            09/17/01         00
    0412944456                           05           11/01/01          0
    0412944456                           O            10/01/31
    0


    5626088          E22/G02             F          164,000.00         ZZ
                                         360        164,000.00          1
                                       8.000          1,203.37         80
                                       7.750          1,203.37
    CANTON           NC   28716          2            09/24/01         00
    0412946121                           05           11/01/01          0
    0412946121                           O            10/01/31
    0


    5626089          E22/G02             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       7.375          1,519.49         78
                                       7.125          1,519.49
    FLUSHING         NY   11367          5            09/18/01         00
    0412946170                           07           11/01/01          0
    0412946170                           O            10/01/31
    0


    5626092          E22/G02             F           67,500.00         ZZ
                                         360         67,500.00          1
                                       8.000            495.29         79
                                       7.750            495.29
    LOUISVILLE       KY   40210          5            09/18/01         00
    0412948945                           05           11/01/01          0
    0412948945                           O            10/01/31
    0


    5626095          E22/G02             F          188,000.00         ZZ
                                         360        188,000.00          1
                                       7.375          1,298.47         76
                                       7.125          1,298.47
    NEVADA CITY      CA   95959          2            09/13/01         00
    0412953606                           05           11/01/01          0
    0412953606                           O            10/01/31
    0


    5626096          E22/G02             F           96,532.00         ZZ
                                         360         96,532.00          1
                                       7.125            650.35         71
                                       6.875            650.35
    PLANO            TX   75023          1            09/24/01         00
    0412954554                           05           11/01/01          0
1


    0412954554                           O            10/01/31
    0


    5626103          E22/G02             F          310,400.00         ZZ
                                         360        310,400.00          1
                                       7.375          2,143.86         80
                                       7.125          2,143.86
    DALY CITY        CA   94014          1            09/18/01         00
    0412969206                           05           11/01/01          0
    0412969206                           O            10/01/31
    0


    5626106          E22/G02             F           85,000.00         ZZ
                                         360         85,000.00          1
                                       7.500            594.33         57
                                       7.250            594.33
    PLAINFIELD       NJ   07060          2            09/19/01         00
    0412975997                           05           11/01/01          0
    0412975997                           O            10/01/31
    0


    5626113          E22/G02             F          170,000.00         ZZ
                                         360        170,000.00          2
                                       8.500          1,307.15         92
                                       8.250          1,307.15
    AYER             MA   01432          1            09/24/01         04
    0412980815                           05           11/01/01         35
    0412980815                           O            10/01/31
    0


    5626116          E22/G02             F          330,000.00         ZZ
                                         360        330,000.00          1
                                       7.625          2,335.72         83
                                       7.375          2,335.72
    MT OLIVE         NJ   07828          2            09/18/01         04
    0412984015                           05           11/01/01         12
    0412984015                           O            10/01/31
    0


    5626117          E22/G02             F          210,000.00         ZZ
                                         360        210,000.00          1
                                       7.375          1,450.42         77
                                       7.125          1,450.42
    HORSESHOE BAY    TX   78657          5            09/19/01         00
    0412984536                           03           11/01/01          0
    0412984536                           O            10/01/31
    0


1


    5626122          E22/G02             F          101,150.00         ZZ
                                         360        101,150.00          1
                                       7.500            707.26         85
                                       7.250            707.26
    LA PINE          OR   97739          5            09/14/01         01
    0412991192                           05           11/01/01         35
    0412991192                           O            10/01/31
    0


    5626123          E22/G02             F          399,999.00         ZZ
                                         360        399,999.00          1
                                       7.250          2,728.70         57
                                       7.000          2,728.70
    LOVELAND         CO   80538          5            09/19/01         00
    0412991440                           05           11/01/01          0
    0412991440                           O            10/01/31
    0


    5626125          E22/G02             F          235,350.00         ZZ
                                         360        235,350.00          1
                                       8.250          1,768.11         90
                                       8.000          1,768.11
    OAKLAND          CA   94609          1            09/10/01         01
    0412991689                           05           11/01/01         25
    0412991689                           N            10/01/31
    0


    5626126          E22/G02             F          388,000.00         ZZ
                                         360        388,000.00          1
                                       7.125          2,614.03         80
                                       6.875          2,614.03
    SAN CARLOS       CA   94070          1            09/14/01         00
    0412991820                           05           11/01/01          0
    0412991820                           O            10/01/31
    0


    5626129          E22/G02             F          155,700.00         ZZ
                                         360        155,700.00          1
                                       7.750          1,115.45         90
                                       7.500          1,115.45
    DAVENPORT        FL   33837          1            09/18/01         01
    0412992844                           03           11/01/01         25
    0412992844                           N            10/01/31
    0


    5626130          E22/G02             F           50,000.00         ZZ
                                         360         50,000.00          1
                                       8.500            384.46         67
                                       8.250            384.46
1


    DETROIT          MI   48025          5            09/24/01         00
    0412993578                           05           11/01/01          0
    0412993578                           N            10/01/31
    0


    5626138          E22/G02             F          156,600.00         ZZ
                                         360        156,600.00          4
                                       8.250          1,176.48         90
                                       8.000          1,176.48
    DESTREHAN        LA   70047          1            09/24/01         04
    0412995920                           05           11/01/01         25
    0412995920                           N            10/01/31
    0


    5626143          E22/G02             F          121,500.00         ZZ
                                         360        121,500.00          1
                                       7.500            849.55         84
                                       7.250            849.55
    BLUE SPRINGS     MO   64014          2            09/24/01         04
    0412998023                           05           11/01/01         25
    0412998023                           N            10/01/31
    0


    5626144          E22/G02             F          130,000.00         ZZ
                                         360        130,000.00          2
                                       7.750            931.34         65
                                       7.500            931.34
    GUERNEVILLE      CA   95471          5            09/18/01         00
    0412998320                           05           11/01/01          0
    0412998320                           N            10/01/31
    0


    5626145          E22/G02             F          476,250.00         ZZ
                                         360        476,250.00          1
                                       6.875          3,128.62         75
                                       6.625          3,128.62
    DANVILLE         CA   94526          5            09/07/01         00
    0412998437                           05           11/01/01          0
    0412998437                           O            10/01/31
    0


    5626151          E22/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
                                       7.375            994.57         80
                                       7.125            994.57
    AUSTIN           TX   78728          5            09/18/01         00
    0413002973                           05           11/01/01          0
    0413002973                           O            10/01/31
    0
1




    5626153          E22/G02             F           48,480.00         ZZ
                                         360         48,480.00          1
                                       8.500            372.77         65
                                       8.250            372.77
    ARABI            LA   70032          1            09/24/01         00
    0413004201                           05           11/01/01          0
    0413004201                           N            10/01/31
    0


    5626161          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.625            707.79         68
                                       7.375            707.79
    METAIRIE         LA   70003          5            09/18/01         00
    0413007972                           05           11/01/01          0
    0413007972                           O            10/01/31
    0


    5626162          E22/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.250          2,046.53         74
                                       7.000          2,046.53
    CLAREMONT        CA   91711          1            08/31/01         00
    0413010224                           03           11/01/01          0
    0413010224                           N            10/01/31
    0


    5626169          E22/G02             F          104,500.00         ZZ
                                         360        104,500.00          1
                                       7.750            748.65         95
                                       7.500            748.65
    LINCOLN          NE   68505          2            09/19/01         04
    0413013939                           05           11/01/01         30
    0413013939                           O            10/01/31
    0


    5626173          E22/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
                                       7.500            559.37         80
                                       7.250            559.37
    ELKHART          IN   46514          5            09/18/01         00
    0413016072                           05           11/01/01          0
    0413016072                           O            10/01/31
    0


    5626179          E22/G02             F          208,000.00         ZZ
                                         360        208,000.00          1
1


                                       7.000          1,383.83         52
                                       6.750          1,383.83
    AUBURN           CA   95602          5            09/17/01         00
    0413021049                           05           11/01/01          0
    0413021049                           O            10/01/31
    0


    5626182          E22/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.625          2,548.06         78
                                       7.375          2,548.06
    COCONUT GROVE    FL   33133          5            09/19/01         00
    0413022062                           05           11/01/01          0
    0413022062                           O            10/01/31
    0


    5626183          E22/G02             F           65,250.00         ZZ
                                         360         65,250.00          2
                                       7.875            473.11         90
                                       7.625            473.11
    ELKHART          IN   46516          1            09/24/01         04
    0413022468                           05           11/01/01         25
    0413022468                           N            10/01/31
    0


    5626185          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.750            716.41         67
                                       7.500            716.41
    HENDERSON        NV   89015          5            09/13/01         00
    0413023292                           05           11/01/01          0
    0413023292                           O            10/01/31
    0


    5626186          E22/G02             F          498,000.00         ZZ
                                         360        498,000.00          1
                                       7.250          3,397.24         80
                                       7.000          3,397.24
    SCOTTSDALE       AZ   85255          5            09/19/01         00
    0413025461                           03           11/01/01          0
    0413025461                           O            10/01/31
    0


    5626189          E22/G02             F          132,525.00         ZZ
                                         360        132,525.00          1
                                       7.875            960.90         95
                                       7.625            960.90
    BOCA RATON       FL   33433          1            09/24/01         04
    0413029273                           03           11/01/01         30
1


    0413029273                           O            10/01/31
    0


    5626191          E22/G02             F          256,000.00         ZZ
                                         360        256,000.00          1
                                       8.625          1,991.14         75
                                       8.375          1,991.14
    RICHARDSON       TX   75080          1            09/24/01         00
    0413030321                           05           11/01/01          0
    0413030321                           O            10/01/31
    0


    5626194          E22/G02             F           58,500.00         ZZ
                                         360         58,500.00          1
                                       8.000            429.25         90
                                       7.750            429.25
    DECATUR          IN   46733          5            09/19/01         04
    0413031923                           05           11/01/01         25
    0413031923                           O            10/01/31
    0


    5626198          E22/G02             F          335,750.00         ZZ
                                         360        335,750.00          1
                                       7.500          2,347.61         84
                                       7.250          2,347.61
    HOLMES BEACH     FL   34217          1            09/24/01         01
    0413033291                           05           11/01/01         12
    0413033291                           O            10/01/31
    0


    5626199          E22/G02             F          190,000.00         ZZ
                                         360        190,000.00          1
                                       8.500          1,460.94         95
                                       8.250          1,460.94
    WEST BLOOMFIELD  MI   48322          1            09/24/01         11
    0413034685                           05           11/01/01         35
    0413034695                           O            10/01/31
    0


    5626202          E22/G02             F           89,600.00         ZZ
                                         360         89,600.00          1
                                       7.750            641.91         79
                                       7.500            641.91
    IRVING           TX   75062          1            09/24/01         00
    0413036930                           05           11/01/01          0
    0413036930                           O            10/01/31
    0


1


    5626206          E22/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       7.000            878.20         79
                                       6.750            878.20
    LIBERTY          MO   64068          1            09/24/01         00
    0413041427                           05           11/01/01          0
    0413041427                           O            10/01/31
    0


    5626208          E22/G02             F          131,250.00         ZZ
                                         360        131,250.00          2
                                       7.750            940.29         75
                                       7.500            940.29
    NEW ORLEANS      LA   70119          5            09/19/01         00
    0413043563                           05           11/01/01          0
    0413043563                           O            10/01/31
    0


    5626212          E22/G02             F          102,800.00         ZZ
                                         360        102,800.00          1
                                       7.750            736.47         85
                                       7.500            736.47
    FORT LAUDERDALE  FL   33309          5            09/19/01         04
    0413048042                           05           11/01/01         12
    0413048042                           O            10/01/31
    0


    5626216          E22/G02             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       7.250          2,592.27         66
                                       7.000          2,592.27
    LIVERMORE        CA   94550          5            09/17/01         00
    0413049875                           05           11/01/01          0
    0413049875                           O            10/01/31
    0


    5626218          E22/G02             F          127,000.00         ZZ
                                         360        127,000.00          1
                                       6.875            834.30         85
                                       6.625            834.30
    SACRAMENTO       CA   95823          5            09/17/01         01
    0413050659                           05           11/01/01         12
    0413050659                           O            10/01/31
    0


    5626224          E22/G02             F          225,000.00         ZZ
                                         360        225,000.00          1
                                       7.125          1,515.87         54
                                       6.875          1,515.87
1


    BIRMINGHAM       AL   35213          1            09/24/01         00
    0413065657                           03           11/01/01          0
    0413065657                           O            10/01/31
    0


    5626225          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       6.875            656.93         22
                                       6.625            656.93
    MARLBORO         NJ   07751          5            09/24/01         00
    0413072042                           05           11/01/01          0
    0413072042                           N            10/01/31
    0


    5626323          E82/G02             F           85,500.00         ZZ
                                         360         85,500.00          1
                                       7.875            619.93         45
                                       7.625            619.93
    REHOBOTH         DE   19971          2            09/24/01         00
    0400477634                           05           11/01/01          0
    1543589                              N            10/01/31
    0


    5627182          623/G02             F          325,000.00         ZZ
                                         360        324,781.94          1
                                       8.000          2,384.73         48
                                       7.749          2,384.73
    EDGARTOWN        MA   02539          1            08/10/01         00
    0433222130                           05           10/01/01          0
    1418175                              O            09/01/31
    0


    5627186          623/G02             F          280,000.00         ZZ
                                         360        279,271.91          1
                                       8.250          2,103.55         77
                                       7.999          2,103.55
    PASADENA         CA   91104          1            05/09/01         00
    0433221728                           05           07/01/01          0
    1939315                              O            06/01/31
    0


    5627187          623/G02             F          240,000.00         ZZ
                                         360        239,846.96          1
                                       8.250          1,803.04         80
                                       7.999          1,803.04
    TEMECULA         CA   92592          2            08/28/01         00
    0433221827                           05           10/01/01          0
    1945163                              O            09/01/31
    0
1




    5627188          623/G02             F          350,000.00         ZZ
                                         360        349,746.68          1
                                       7.625          2,477.28         78
                                       7.374          2,477.28
    FAIR OAKS        CA   95628          2            08/27/01         00
    0433221785                           05           10/01/01          0
    1948017                              O            09/01/31
    0


    5627190          623/G02             F          125,000.00         ZZ
                                         360        124,913.97          1
                                       7.875            906.34         47
                                       7.624            906.34
    SAN JOSE         CA   95123          2            08/15/01         00
    0433221645                           01           10/01/01          0
    1980388                              N            09/01/31
    0


    5627191          623/G02             F          200,000.00         ZZ
                                         360        199,679.17          1
                                       7.125          1,347.44         79
                                       6.874          1,347.44
    STOCKTON         CA   95209          5            07/26/01         00
    0433222007                           05           09/01/01          0
    1980389                              O            08/01/31
    0


    5627192          623/G02             F          163,000.00         ZZ
                                         360        162,890.63          1
                                       8.000          1,196.04         65
                                       7.749          1,196.04
    HOLLISTER        CA   95023          1            08/22/01         00
    0433222031                           05           10/01/01          0
    1982860                              O            09/01/31
    0


    5627194          623/G02             F          106,000.00         ZZ
                                         360        105,930.66          1
                                       8.125            787.05         41
                                       7.874            787.05
    SALINAS          CA   93901          5            08/01/01         00
    0433221983                           05           10/01/01          0
    1985642                              N            09/01/31
    0


    5627195          623/G02             F          250,000.00         ZZ
                                         360        249,800.08          1
1


                                       7.125          1,684.30         73
                                       6.874          1,684.30
    IRVINE           CA   92604          1            08/16/01         00
    0433221678                           01           10/01/01          0
    1986409                              O            09/01/31
    0


    5627196          623/G02             F          272,000.00         ZZ
                                         360        271,793.03          1
                                       7.375          1,878.64         80
                                       7.124          1,878.64
    VALLEJO          CA   94591          5            08/13/01         00
    0433221686                           03           10/01/01          0
    1986829                              O            09/01/31
    0


    5627197          623/G02             F          420,000.00         ZZ
                                         360        419,672.36          1
                                       7.250          2,865.14         68
                                       6.999          2,865.14
    ANAHEIM          CA   92808          1            08/16/01         00
    0433221702                           05           10/01/01          0
    1987548                              O            09/01/31
    0


    5627198          623/G02             F          364,000.00         ZZ
                                         360        363,458.03          1
                                       7.500          2,545.14         80
                                       7.249          2,545.14
    SAN FRANCISCO    CA   94080          5            07/27/01         00
    0433221710                           05           09/01/01          0
    1987669                              O            08/01/31
    0


    5627199          623/G02             F          162,000.00         ZZ
                                         360        161,901.86          4
                                       8.500          1,245.64         90
                                       8.249          1,245.64
    TOOELE           UT   84074          1            08/03/01         10
    0433222205                           05           10/01/01         25
    2790348                              N            09/01/31
    0


    5627200          623/G02             F          365,000.00         ZZ
                                         360        364,767.25          1
                                       8.250          2,742.13         74
                                       7.999          2,742.13
    DANA POINT       CA   92629          2            08/14/01         00
    0433222197                           05           10/01/01          0
1


    5232861                              O            09/01/31
    0


    5627204          623/G02             F          250,000.00         ZZ
                                         360        249,104.27          1
                                       7.750          1,791.03         67
                                       7.499          1,791.03
    NORTHVILLE       MI   48167          1            04/19/01         00
    0433221884                           01           06/01/01          0
    5343803                              O            05/01/31
    0


    5627205          623/G02             F          382,000.00         ZZ
                                         360        381,743.69          1
                                       8.000          2,802.98         59
                                       7.749          2,802.98
    WALTHAM          MA   02452          2            08/22/01         00
    0433221868                           05           10/01/01          0
    5352481                              O            09/01/31
    0


    5627208          623/G02             F          128,700.00         ZZ
                                         360        128,458.35          1
                                       8.375            978.21         58
                                       8.124            978.21
    ATLANTA          GA   30319          2            06/19/01         00
    0433221603                           05           08/01/01          0
    5357807                              N            07/01/31
    0


    5627210          623/G02             F          525,000.00         ZZ
                                         360        524,218.30          2
                                       7.500          3,670.88         64
                                       7.249          3,670.88
    CHICAGO          IL   60614          1            07/10/01         00
    0433222114                           05           09/01/01          0
    5363163                              O            08/01/31
    0


    5627212          623/G02             F          198,400.00         ZZ
                                         360        198,103.88          2
                                       7.500          1,387.24         80
                                       7.249          1,387.24
    LOWELL           MA   01850          2            07/10/01         00
    0433221967                           05           09/01/01          0
    5364579                              O            08/01/31
    0


1


    5627213          623/G02             F          450,000.00         ZZ
                                         360        449,657.58          2
                                       7.375          3,108.04         78
                                       7.124          3,108.04
    BAYSIDE          NY   11361          5            08/23/01         00
    0433221942                           05           10/01/01          0
    5366433                              O            09/01/31
    0


    5627215          623/G02             F          300,500.00         ZZ
                                         360        297,881.73          1
                                       8.125          2,231.20         71
                                       7.874          2,231.20
    MYSTIC(STONINGT  CT   06355          5            07/26/01         00
    0433222163                           01           09/01/01          0
    5368888                              O            08/01/31
    0


    5627216          623/G02             F          353,493.00         ZZ
                                         360        352,907.85          1
                                       8.250          2,655.67         73
                                       7.999          2,655.67
    NORTH HAMPTON    NH   03862          1            07/26/01         00
    0433222254                           05           09/01/01          0
    5369054                              O            08/01/31
    0


    5627221          623/G02             F          136,000.00         ZZ
                                         360        135,830.35          4
                                       8.375          1,033.70         85
                                       8.124          1,033.70
    WINTER SPRINGS   FL   32708          1            07/23/01         14
    0433221314                           05           09/01/01         25
    5369581                              N            08/01/31
    0


    5627222          623/G02             F          550,000.00         ZZ
                                         360        549,526.46          3
                                       6.750          3,567.29         71
                                       6.499          3,567.29
    WASHINGTON       DC   20009          2            08/14/01         00
    0433221140                           05           10/01/01          0
    5369620                              O            09/01/31
    0


    5627224          623/G02             F          423,500.00         ZZ
                                         360        423,185.71          3
                                       7.500          2,961.17         75
                                       7.249          2,961.17
1


    WALTHAM          MA   02453          5            08/21/01         00
    0433221306                           05           10/01/01          0
    5369750                              O            09/01/31
    0


    5627227          623/G02             F          170,100.00         ZZ
                                         360        169,999.57          1
                                       8.625          1,323.02         90
                                       8.374          1,323.02
    JESSUP           MD   20794          1            08/13/01         10
    0433221231                           05           10/01/01         25
    5370287                              N            09/01/31
    0


    5627228          623/G02             F          248,000.00         ZZ
                                         360        245,835.07          1
                                       7.500          1,734.05         80
                                       7.249          1,734.05
    BELMONT          MA   02478          1            08/23/01         00
    0433221132                           05           10/01/01          0
    5370334                              O            09/01/31
    0


    5627230          623/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.500          2,517.17         80
                                       7.249          2,517.17
    NANUET           NY   10954          1            09/04/01         00
    0433221546                           05           11/01/01          0
    5370909                              O            10/01/31
    0


    5627233          623/G02             F          276,250.00         ZZ
                                         360        276,039.80          1
                                       7.375          1,907.99         65
                                       7.124          1,907.99
    WASHINGTON       DC   20008          1            08/27/01         00
    0433221462                           01           10/01/01          0
    5371396                              N            09/01/31
    0


    5627234          623/G02             F          175,500.00         ZZ
                                         360        175,356.14          1
                                       7.000          1,167.61         75
                                       6.749          1,167.61
    MARLBOROUGH      MA   01752          2            08/24/01         00
    0433221421                           05           10/01/01          0
    5371778                              O            09/01/31
    0
1




    5627235          623/G02             F          395,000.00         ZZ
                                         360        394,721.21          1
                                       7.750          2,829.83         80
                                       7.499          2,829.83
    STONEHAM         MA   02180          5            08/27/01         00
    0433221215                           05           10/01/01          0
    5371828                              O            09/01/31
    0


    5627236          623/G02             F          172,250.00         ZZ
                                         360        172,142.94          2
                                       8.375          1,309.22         65
                                       8.124          1,309.22
    CHELSEA          MA   02150          5            08/17/01         00
    0433221124                           05           10/01/01          0
    5371832                              N            09/01/31
    0


    5627237          623/G02             F          351,000.00         ZZ
                                         360        350,726.19          3
                                       7.250          2,394.44         90
                                       6.999          2,394.44
    PROVIDENCE       RI   02906          1            08/31/01         04
    0433221439                           05           10/01/01         25
    5371834                              O            09/01/31
    0


    5627240          623/G02             F          240,500.00         ZZ
                                         360        240,342.68          1
                                       8.125          1,785.71         65
                                       7.874          1,785.71
    BILLERICA        MA   01821          5            08/24/01         00
    0433221157                           05           10/01/01          0
    5373350                              O            09/01/31
    0


    5627243          623/G02             F          650,000.00         ZZ
                                         360        649,541.24          1
                                       7.750          4,656.68         54
                                       7.499          4,656.68
    MILPITAS         CA   95035          1            08/14/01         00
    0433221108                           05           10/01/01          0
    6300835                              O            09/01/31
    0


    5628721          B68/G02             F          400,000.00         ZZ
                                         360        399,447.63          1
1


                                       7.875          2,900.28         80
                                       7.625          2,900.28
    SUDBURY          MA   01776          5            07/23/01         00
    0433188810                           05           09/01/01          0
    1031035881                           O            08/01/31
    0


    5629982          B68/G02             F          310,000.00         ZZ
                                         360        309,571.91          1
                                       7.875          2,247.72         70
                                       7.625          2,247.72
    WELLESLEY        MA   02181          5            07/20/01         00
    0433187390                           05           09/01/01          0
    1031036357                           O            08/01/31
    0


    5634288          B68/G02             F          448,000.00         ZZ
                                         360        447,650.52          3
                                       7.250          3,056.15         80
                                       7.000          3,056.15
    SOMERVILLE       MA   02145          1            08/15/01         00
    0433182433                           05           10/01/01          0
    1031036848                           O            09/01/31
    0


    5639001          624/G02             F          480,000.00         ZZ
                                         360        480,000.00          4
                                       7.875          3,480.33         80
                                       7.625          3,480.33
    SAN FRANCISCO    CA   94110          5            09/13/01         00
    0433225364                           05           11/01/01          0
    89000710036F                         O            10/01/31
    0


    5639672          E22/G02             F          525,000.00         ZZ
                                         360        525,000.00          1
                                       7.500          3,670.88         75
                                       7.250          3,670.88
    BINGHAM FARMS    MI   48025          5            09/20/01         00
    0412744344                           05           11/01/01          0
    0412744344                           O            10/01/31
    0


    5639680          E22/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       7.625            637.01         90
                                       7.375            637.01
    MONROE           NY   10950          1            09/25/01         01
    0412950040                           01           11/01/01         25
1


    0412950040                           N            10/01/31
    0


    5639690          E22/G02             F           68,000.00         ZZ
                                         360         68,000.00          1
                                       7.500            475.47         80
                                       7.250            475.47
    HUNTERSVILLE     NC   28078          5            09/25/01         00
    0412967424                           05           11/01/01          0
    0412967424                           N            10/01/31
    0


    5639694          E22/G02             F          145,500.00         ZZ
                                         360        145,500.00          1
                                       7.375          1,004.93         89
                                       7.125          1,004.93
    SACRAMENTO       CA   95826          2            09/17/01         01
    0412974768                           05           11/01/01         25
    0412974768                           O            10/01/31
    0


    5639698          E22/G02             F          174,000.00         ZZ
                                         360        174,000.00          1
                                       7.250          1,186.99         62
                                       7.000          1,186.99
    LA JOLLA         CA   92037          5            09/19/01         00
    0412982688                           01           11/01/01          0
    0412982688                           O            10/01/31
    0


    5639704          E22/G02             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       7.125          2,560.13         68
                                       6.875          2,560.13
    SAN FRANCISCO    CA   94121          5            09/17/01         00
    0412992265                           05           11/01/01          0
    0412992265                           O            10/01/31
    0


    5639707          E22/G02             F          180,500.00         ZZ
                                         360        180,500.00          1
                                       7.875          1,308.75         79
                                       7.625          1,308.75
    BLUE RIDGE       TX   75424          5            09/20/01         00
    0413002247                           05           11/01/01          0
    0413002247                           O            10/01/31
    0


1


    5639715          E22/G02             F          588,000.00         ZZ
                                         360        588,000.00          1
                                       6.875          3,862.74         75
                                       6.625          3,862.74
    DANVILLE         CA   94506          5            09/17/01         00
    0413010653                           03           11/01/01          0
    0413010653                           O            10/01/31
    0


    5639722          E22/G02             F           32,000.00         ZZ
                                         360         32,000.00          1
                                       8.375            243.22         64
                                       8.125            243.22
    ROCKWALL         TX   75032          1            09/25/01         00
    0413016163                           03           11/01/01          0
    0413016163                           N            10/01/31
    0


    5639723          E22/G02             F          318,750.00         ZZ
                                         360        318,750.00          3
                                       8.375          2,422.73         75
                                       8.125          2,422.73
    BROOKLYN         NY   11205          1            09/25/01         00
    0413017450                           05           11/01/01          0
    0413017450                           N            10/01/31
    0


    5639727          E22/G02             F           75,000.00         ZZ
                                         360         75,000.00          1
                                       8.000            550.32         58
                                       7.750            550.32
    WEST PALM BEACH  FL   33407          5            09/20/01         00
    0413019746                           05           11/01/01          0
    0413019746                           O            10/01/31
    0


    5639733          E22/G02             F          390,800.00         ZZ
                                         360        390,800.00          1
                                       7.875          2,833.57         85
                                       7.625          2,833.57
    TORRANCE         CA   90501          5            09/17/01         04
    0413022724                           05           11/01/01         12
    0413022724                           O            10/01/31
    0


    5639734          E22/G02             F          158,400.00         ZZ
                                         360        158,400.00          1
                                       7.625          1,121.15         80
                                       7.375          1,121.15
1


    EATON            IN   47338          5            09/20/01         00
    0413023029                           05           11/01/01          0
    0413023029                           O            10/01/31
    0


    5639735          E22/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
                                       8.000            939.22         80
                                       7.750            939.22
    N ST PAUL        MN   55109          5            09/20/01         00
    0413023367                           05           11/01/01          0
    0413023367                           O            10/01/31
    0


    5639740          E22/G02             F          102,400.00         ZZ
                                         360        102,400.00          1
                                       8.500            787.37         80
                                       8.250            787.37
    DALLAS           TX   75227          5            09/20/01         00
    0413027988                           05           11/01/01          0
    0413027988                           O            10/01/31
    0


    5639746          E22/G02             F          149,925.00         ZZ
                                         360        149,925.00          1
                                       7.500          1,048.30         75
                                       7.250          1,048.30
    CRESWELL         OR   97426          1            09/14/01         00
    0413031006                           05           11/01/01          0
    0413031006                           O            10/01/31
    0


    5639758          E22/G02             F          413,200.00         ZZ
                                         360        413,200.00          1
                                       7.625          2,924.60         80
                                       7.375          2,924.60
    CORRALES         NM   87048          1            09/21/01         00
    0413040650                           05           11/01/01          0
    0413040650                           O            10/01/31
    0


    5639760          E22/G02             F          312,000.00         ZZ
                                         360        312,000.00          2
                                       7.000          2,075.74         80
                                       6.750          2,075.74
    LOS ANGELES      CA   90068          5            09/14/01         00
    0413041203                           05           11/01/01          0
    0413041203                           O            10/01/31
    0
1




    5639767          E22/G02             F          145,000.00         ZZ
                                         360        145,000.00          1
                                       6.875            952.55         74
                                       6.625            952.55
    VALLEJO          CA   94589          5            09/18/01         00
    0413047366                           05           11/01/01          0
    0413047366                           O            10/01/31
    0


    5639768          E22/G02             F          157,500.00         ZZ
                                         360        157,500.00          4
                                       7.500          1,101.26         90
                                       7.250          1,101.26
    KALAMAZOO        MI   49004          1            09/25/01         04
    0413047531                           05           11/01/01         25
    0413047531                           N            10/01/31
    0


    5639771          E22/G02             F           59,400.00         ZZ
                                         360         59,400.00          1
                                       8.375            451.48         89
                                       8.125            451.48
    KANSAS CITY      MO   64119          1            09/25/01         01
    0413049735                           05           11/01/01         25
    0413049735                           N            10/01/31
    0


    5639774          E22/G02             F           85,500.00         ZZ
                                         360         85,500.00          1
                                       7.875            619.93         95
                                       7.625            619.93
    MADERA           CA   93637          5            09/19/01         01
    0413055450                           05           11/01/01         30
    0413055450                           O            10/01/31
    0


    5639777          E22/G02             F          207,600.00         ZZ
                                         360        207,600.00          1
                                       7.375          1,433.84         90
                                       7.125          1,433.84
    HOUSTON          TX   77065          1            09/25/01         04
    0413066549                           03           11/01/01         25
    0413066549                           O            10/01/31
    0


    5639779          E22/G02             F          127,500.00         ZZ
                                         360        127,500.00          2
1


                                       8.250            957.86         85
                                       8.000            957.86
    ROCKAWAY BOROUG  NJ   07866          1            09/25/01         04
    0413069501                           05           11/01/01         25
    0413069501                           O            10/01/31
    0


    5652471          E22/G02             F          348,750.00         ZZ
                                         360        348,750.00          3
                                       7.750          2,498.49         75
                                       7.500          2,498.49
    EAST ELMHURST    NY   11370          5            09/21/01         00
    0412900292                           05           11/01/01          0
    0412900292                           O            10/01/31
    0


    5652479          E22/G02             F          342,000.00         ZZ
                                         360        342,000.00          1
                                       7.125          2,304.12         66
                                       6.875          2,304.12
    LOS ANGELES      CA   90732          1            09/18/01         00
    0412959629                           05           11/01/01          0
    0412959629                           O            10/01/31
    0


    5652480          E22/G02             F          161,100.00         ZZ
                                         360        161,100.00          3
                                       8.375          1,224.48         90
                                       8.125          1,224.48
    MANCHESTER       NH   03102          1            09/26/01         01
    0412964413                           05           11/01/01         25
    0412964413                           O            10/01/31
    0


    5652482          E22/G02             F          142,000.00         ZZ
                                         360        142,000.00          1
                                       7.875          1,029.60         79
                                       7.625          1,029.60
    TRAVERSE CITY    MI   49684          5            09/21/01         00
    0412967903                           05           11/01/01          0
    0412967903                           O            10/01/31
    0


    5652487          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          3
                                       6.875          1,182.47         80
                                       6.625          1,182.47
    LOS ANGELES      CA   90032          5            09/18/01         00
    0412977183                           05           11/01/01          0
1


    0412977183                           O            10/01/31
    0


    5652488          E22/G02             F           87,500.00         ZZ
                                         360         87,500.00          3
                                       8.500            672.80         65
                                       8.250            672.80
    ROANOKE          VA   24015          5            09/26/01         00
    0412978066                           05           11/01/01          0
    0412978066                           N            10/01/31
    0


    5652492          E22/G02             F          242,000.00         ZZ
                                         360        242,000.00          1
                                       8.250          1,818.07         95
                                       8.000          1,818.07
    ROSEDALE         NY   11422          2            09/21/01         04
    0412985228                           05           11/01/01         30
    0412985228                           O            10/01/31
    0


    5652497          E22/G02             F          242,900.00         ZZ
                                         360        242,900.00          4
                                       7.750          1,740.17         90
                                       7.500          1,740.17
    ANCHORAGE        AK   99506          1            09/07/01         01
    0412989121                           05           11/01/01         35
    0412989121                           O            10/01/31
    0


    5652518          E22/G02             F          453,750.00         ZZ
                                         360        453,750.00          1
                                       7.625          3,211.61         75
                                       7.375          3,211.61
    IRVING           TX   75038          5            09/21/01         00
    0413007857                           05           11/01/01          0
    0413007857                           O            10/01/31
    0


    5652529          E22/G02             F          178,000.00         ZZ
                                         360        178,000.00          1
                                       6.875          1,169.33         66
                                       6.625          1,169.33
    BAY POINT        CA   94565          5            09/14/01         00
    0413023847                           05           11/01/01          0
    0413023847                           O            10/01/31
    0


1


    5652536          E22/G02             F          129,600.00         ZZ
                                         360        129,600.00          1
                                       8.000            950.96         90
                                       7.750            950.96
    WHEATLAND TOWNS  MI   49247          5            09/21/01         11
    0413028853                           05           11/01/01         25
    0413028853                           O            10/01/31
    0


    5652538          E22/G02             F          151,500.00         ZZ
                                         360        151,500.00          1
                                       6.875            995.25         80
                                       6.625            995.25
    GREENWOOD        IN   46142          5            09/21/01         00
    0413030404                           03           11/01/01          0
    0413030404                           O            10/01/31
    0


    5652539          E22/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       6.875          1,806.55         69
                                       6.625          1,806.55
    SAN JOSE         CA   95148          5            09/19/01         00
    0413031162                           05           11/01/01          0
    0413031162                           O            10/01/31
    0


    5652542          E22/G02             F          572,500.00         ZZ
                                         360        572,500.00          1
                                       7.125          3,857.04         77
                                       6.875          3,857.04
    ARVADA           CO   80007          5            09/20/01         00
    0413034430                           05           11/01/01          0
    0413034430                           O            10/01/31
    0


    5652543          E22/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       7.750            888.35         80
                                       7.500            888.35
    WEATHERFORD      TX   76087          2            09/21/01         00
    0413034968                           03           11/01/01          0
    0413034968                           O            10/01/31
    0


    5652545          E22/G02             F          499,000.00         ZZ
                                         360        499,000.00          1
                                       7.375          3,446.47         80
                                       7.125          3,446.47
1


    FLORISSANT       CO   80816          4            09/26/01         00
    0413035700                           05           11/01/01          0
    0413035700                           O            10/01/31
    0


    5652550          E22/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       8.000            909.87         80
                                       7.750            909.87
    BATON ROUGE      LA   70809          4            09/26/01         00
    0413037789                           05           11/01/01          0
    0413037789                           N            10/01/31
    0


    5652553          E22/G02             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       7.375          4,489.39         50
                                       7.125          4,489.39
    DAYTON           MT   59914          5            09/21/01         00
    0413038977                           05           11/01/01          0
    0413038977                           O            10/01/31
    0


    5652554          E22/G02             F          139,000.00         ZZ
                                         360        139,000.00          1
                                       8.000          1,019.93         88
                                       7.750          1,019.93
    NORTH HIGHLANDS  CA   95660          1            09/20/01         01
    0413039413                           05           11/01/01         25
    0413039413                           O            10/01/31
    0


    5652564          E22/G02             F          104,800.00         ZZ
                                         360        104,800.00          2
                                       7.625            741.77         80
                                       7.375            741.77
    FAIRVIEW         TN   37062          1            09/25/01         00
    0413045352                           05           11/01/01          0
    0413045352                           N            10/01/31
    0


    5652565          E22/G02             F           81,900.00         ZZ
                                         360         81,900.00          1
                                       7.875            593.83         90
                                       7.625            593.83
    OXFORD           AL   36203          5            09/21/01         01
    0413046095                           05           11/01/01         25
    0413046095                           O            10/01/31
    0
1




    5652566          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       6.875          1,182.47         60
                                       6.625          1,182.47
    BAY POINT        CA   94565          1            09/19/01         00
    0413046442                           05           11/01/01          0
    0413046442                           O            10/01/31
    0


    5652571          E22/G02             F          320,000.00         ZZ
                                         360        320,000.00          1
                                       7.875          2,320.22         80
                                       7.625          2,320.22
    DAYTONA BEACH    FL   32118          5            09/21/01         00
    0413051228                           05           11/01/01          0
    0413051228                           O            10/01/31
    0


    5652573          E22/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
                                       7.000            958.04         80
                                       6.750            958.04
    LOS BANOS        CA   93635          2            09/19/01         00
    0413052382                           05           11/01/01          0
    0413052382                           O            10/01/31
    0


    5652576          E22/G02             F          480,000.00         ZZ
                                         360        480,000.00          1
                                       7.375          3,315.24         80
                                       7.125          3,315.24
    SAN ANTONIO      TX   78258          2            09/26/01         00
    0413054222                           03           11/01/01          0
    0413054222                           O            10/01/31
    0


    5652578          E22/G02             F          444,000.00         ZZ
                                         360        444,000.00          1
                                       7.500          3,104.51         80
                                       7.250          3,104.51
    SAN JOSE         CA   95143          1            09/14/01         00
    0413054453                           05           11/01/01          0
    0413054453                           O            10/01/31
    0


    5652584          E22/G02             F          170,000.00         ZZ
                                         360        170,000.00          1
1


                                       7.500          1,188.66         95
                                       7.250          1,188.66
    AURORA           CO   80015          2            09/21/01         04
    0413059429                           05           11/01/01         30
    0413059429                           O            10/01/31
    0


    5652587          E22/G02             F          187,600.00         ZZ
                                         360        187,600.00          1
                                       7.750          1,343.99         95
                                       7.500          1,343.99
    HOUSTON          TX   77095          1            09/26/01         04
    0413060583                           03           11/01/01         30
    0413060583                           O            10/01/31
    0


    5653414          964/G02             F          232,200.00         ZZ
                                         360        232,200.00          4
                                       8.250          1,744.44         90
                                       8.000          1,744.44
    PHOENIX          AZ   85021          1            09/14/01         01
    0433203056                           05           11/01/01         25
    147324                               N            10/01/31
    0


    5660004          286/286             F          420,000.00         ZZ
                                         360        419,664.13          1
                                       7.125          2,829.62         62
                                       6.875          2,829.62
    NICEVILLE        FL   32578          5            08/08/01         00
    427352                               05           10/01/01          0
    427352                               O            09/01/31
    0


    5660715          E82/G02             F          119,900.00         ZZ
                                         360        119,900.00          1
                                       7.625            848.64         93
                                       7.375            848.64
    DETROIT          MI   48235          2            09/20/01         04
    0400472254                           05           11/01/01         30
    0400472254                           O            10/01/31
    0


    5660722          E82/G02             F          118,750.00         ZZ
                                         360        118,750.00          1
                                       7.250            810.08         95
                                       7.000            810.08
    CANON CITY       CO   81212          2            09/20/01         04
    0400453254                           05           11/01/01         30
1


    3036026                              O            10/01/31
    0


    5660726          E82/G02             F          230,500.00         ZZ
                                         360        230,500.00          2
                                       7.500          1,611.69         46
                                       7.250          1,611.69
    NEWTON           MA   02460          5            09/20/01         00
    0400474052                           05           11/01/01          0
    0400474052                           O            10/01/31
    0


    5660743          E82/G02             F          227,200.00         ZZ
                                         360        227,200.00          1
                                       7.750          1,627.69         80
                                       7.500          1,627.69
    DURANGO          CO   81301          5            09/11/01         00
    0400477253                           05           11/01/01          0
    0400477253                           O            10/01/31
    0


    5660744          E82/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       8.000          1,761.03         75
                                       7.750          1,761.03
    DOYLESTOWN       PA   18901          5            09/25/01         00
    0400487260                           05           11/01/01          0
    0400487260                           N            10/01/31
    0


    5660745          E82/G02             F          160,000.00         ZZ
                                         360        160,000.00          3
                                       7.750          1,146.26         80
                                       7.500          1,146.26
    CHICAGO          IL   60649          2            09/20/01         00
    0400488268                           05           11/01/01          0
    0400488268                           N            10/01/31
    0


    5665033          E22/G02             F          502,500.00         ZZ
                                         360        502,500.00          1
                                       6.750          3,259.21         75
                                       6.500          3,259.21
    SAN FRANCISCO    CA   94118          2            09/21/01         00
    0412979569                           05           11/01/01          0
    0412979569                           N            10/01/31
    0


1


    5665037          E22/G02             F          498,750.00         ZZ
                                         360        498,750.00          1
                                       7.625          3,530.12         75
                                       7.375          3,530.12
    SAN CARLOS       CA   94070          1            09/18/01         00
    0412988347                           05           11/01/01          0
    0412988347                           O            10/01/31
    0


    5665040          E22/G02             F          256,500.00         ZZ
                                         360        256,500.00          2
                                       7.750          1,837.60         90
                                       7.500          1,837.60
    WHITE PLAINS     NY   10606          1            09/26/01         04
    0413000050                           05           11/01/01         25
    0413000050                           N            10/01/31
    0


    5665052          E22/G02             F           43,200.00         ZZ
                                         360         43,200.00          1
                                       8.500            332.17         90
                                       8.250            332.17
    DETROIT          MI   48208          1            09/27/01         04
    0413018466                           05           11/01/01         25
    0413018466                           N            10/01/31
    0


    5665076          E22/G02             F          282,190.00         ZZ
                                         360        282,190.00          1
                                       7.875          2,046.07         90
                                       7.625          2,046.07
    VALLEJO          CA   94591          1            09/21/01         04
    0413043464                           09           11/01/01         30
    0413043464                           O            10/01/31
    0


    5665420          076/076             F          228,000.00         ZZ
                                         360        227,826.51          3
                                       7.375          1,574.74         71
                                       7.125          1,574.74
    DORCHESTER       MA   02122          5            08/30/01         00
    0050752                              05           10/01/01          0
    0050752                              O            09/01/31
    0


    5665422          076/076             F          360,000.00         ZZ
                                         360        359,787.46          1
                                       8.625          2,800.04         67
                                       8.375          2,800.04
1


    BUFFALO GROVE    IL   60089          1            08/27/01         00
    0069719                              05           10/01/01          0
    0069719                              O            09/01/31
    0


    5665425          076/076             F          133,250.00         ZZ
                                         360        133,162.83          3
                                       8.125            989.38         65
                                       7.875            989.38
    PHILADELPHIA     PA   19130          5            08/22/01         00
    5400955                              05           10/01/01          0
    5400955                              N            09/01/31
    0


    5665428          076/076             F          275,000.00         ZZ
                                         360        274,790.74          1
                                       7.375          1,899.36         74
                                       7.125          1,899.36
    LAKE CHARLES     LA   70611          1            08/16/01         00
    5546114                              05           10/01/01          0
    5546114                              O            09/01/31
    0


    5665429          076/076             F          275,000.00         ZZ
                                         360        274,810.75          1
                                       7.875          1,993.94         67
                                       7.625          1,993.94
    GRAYSLAKE        IL   60030          1            08/17/01         00
    5556434                              05           10/01/01          0
    5556434                              O            09/01/31
    0


    5665431          076/076             F          265,300.00         ZZ
                                         360        265,107.98          1
                                       7.625          1,877.78         67
                                       7.375          1,877.78
    BATES CITY       MO   64011          5            08/10/01         00
    5639763                              05           10/01/01          0
    5639763                              O            09/01/31
    0


    5665435          076/076             F          295,500.00         ZZ
                                         360        294,591.92          1
                                       7.875          2,142.59         64
                                       7.625          2,142.59
    MULLICA TWP      NJ   08037          2            07/30/01         00
    5962394                              05           09/01/01          0
    5962394                              O            08/01/31
    0
1




    5665438          076/076             F          382,500.00         ZZ
                                         360        382,262.25          4
                                       8.375          2,907.28         90
                                       8.125          2,907.28
    BRONX            NY   10454          1            08/24/01         12
    8496799                              05           10/01/01         25
    8496799                              O            09/01/31
    0


    5673544          588/G02             F          310,000.00         ZZ
                                         360        309,769.94          1
                                       7.500          2,167.56         80
                                       7.250          2,167.56
    WARWICK TOWNSHI  PA   18929          1            08/24/01         00
    0433214921                           05           10/01/01          0
    1044059                              O            09/01/31
    0


    5677686          964/G02             F          171,000.00         ZZ
                                         360        171,000.00          4
                                       8.000          1,254.74         95
                                       7.750          1,254.74
    TUCSON           AZ   85716          1            09/19/01         01
    0433209186                           05           11/01/01         30
    146436                               O            10/01/31
    0


    5677841          964/G02             F          450,000.00         ZZ
                                         360        450,000.00          1
                                       7.625          3,185.07         40
                                       7.375          3,185.07
    NICASIO          CA   94964          5            09/17/01         00
    0433215845                           05           11/01/01          0
    143249                               O            10/01/31
    0


    5677902          964/G02             F          465,000.00         ZZ
                                         360        465,000.00          1
                                       7.250          3,172.12         78
                                       7.000          3,172.12
    LOVELAND         CO   80537          2            09/12/01         00
    0433226586                           05           11/01/01          0
    136939                               O            10/01/31
    0


    5678161          E82/G02             F          254,750.00         ZZ
                                         360        254,750.00          1
1


                                       7.875          1,847.11         68
                                       7.625          1,847.11
    ALBANY           NY   12203          5            09/21/01         00
    0400468997                           05           11/01/01          0
    0400468997                           O            10/01/31
    0


    5678186          E82/G02             F          515,100.00         ZZ
                                         360        515,100.00          1
                                       7.625          3,645.85         80
                                       7.375          3,645.85
    MODESTO          CA   95350          2            09/19/01         00
    0400478103                           05           11/01/01          0
    1982501                              O            10/01/31
    0


    5683217          L49/G02             F          504,100.00         ZZ
                                         360        504,100.00          1
                                       7.375          3,481.70         80
                                       7.125          3,481.70
    CARLSBAD         CA   92009          1            09/01/01         00
    0433196078                           03           11/01/01          0
    10006359                             O            10/01/31
    0


    5683488          L49/G02             F          450,000.00         ZZ
                                         360        450,000.00          1
                                       6.875          2,956.18         80
                                       6.625          2,956.18
    FULLERTON        CA   92835          1            09/12/01         00
    0433195559                           03           11/01/01          0
    10006605                             O            10/01/31
    0


    5684188          L49/G02             F          330,900.00         ZZ
                                         360        330,654.43          1
                                       7.500          2,313.70         80
                                       7.250          2,313.70
    CARLSBAD         CA   92009          1            08/27/01         00
    0433215795                           03           10/01/01          0
    10005105                             O            09/01/31
    0


    5687142          T29/G02             F          128,000.00         ZZ
                                         360        127,922.46          1
                                       8.500            984.21         80
                                       8.250            984.21
    ALBUQUERQUE      NM   87107          5            08/10/01         00
    0433211158                           05           10/01/01          0
1


    1230213                              N            09/01/31
    0


    5690228          286/286             F           80,000.00         ZZ
                                         360         79,951.53          1
                                       8.500            615.14         80
                                       8.250            615.14
    SPRINGFIELD      VA   22153          1            08/20/01         00
    0000500747                           03           10/01/01          0
    0000500747                           N            09/01/31
    0


    5690753          286/286             F          168,000.00         ZZ
                                         360        167,900.81          1
                                       8.625          1,306.69         80
                                       8.375          1,306.69
    SPRINGBORO       OH   45066          1            08/15/01         00
    0000508640                           05           10/01/01          0
    0000508640                           O            09/01/31
    0


    5691397          286/286             F           97,000.00         ZZ
                                         360         96,939.70          1
                                       8.375            737.28         90
                                       8.125            737.28
    RAYMORE          MO   64083          1            08/30/01         11
    0000435404                           05           10/01/01         25
    0000435404                           O            09/01/31
    0


    5691568          286/286             F          137,250.00         ZZ
                                         360        137,148.13          1
                                       7.500            959.68         90
                                       7.250            959.68
    CINCINNATI       OH   45230          1            08/15/01         12
    0000534775                           05           10/01/01         25
    0000534775                           O            09/01/31
    0


    5692176          286/286             F          108,000.00         ZZ
                                         360        107,676.06          1
                                       7.500            755.16         90
                                       7.250            755.16
    EDGEWATER        MD   21037          1            05/30/01         11
    0000390874                           05           07/01/01         25
    0000390874                           O            06/01/31
    0


1


    5696568          168/168             F          357,000.00         ZZ
                                         360        355,755.33          1
                                       7.875          2,588.50         80
                                       7.625          2,588.50
    CARLSBAD         CA   92009          1            04/20/01         00
    0439629268                           03           06/01/01          0
    0439629268                           O            05/01/31
    0


    5704519          E22/G02             F          135,000.00         ZZ
                                         360        135,000.00          4
                                       8.375          1,026.10         90
                                       8.125          1,026.10
    LAWRENCE         MA   01843          1            09/28/01         01
    0412997538                           05           11/01/01         25
    0412997538                           N            10/01/31
    0


    5704536          E22/G02             F          375,000.00         ZZ
                                         360        375,000.00          1
                                       7.000          2,494.88         69
                                       6.750          2,494.88
    FT. LAUDERDALE   FL   33308          2            09/24/01         00
    0413006636                           05           11/01/01          0
    0413006636                           O            10/01/31
    0


    5704545          E22/G02             F           97,200.00         ZZ
                                         360         97,200.00          1
                                       7.250            663.08         80
                                       7.000            663.08
    GREELEY          CO   80631          1            09/28/01         00
    0413013905                           05           11/01/01          0
    0413013905                           N            10/01/31
    0


    5704670          E22/G02             F           79,200.00         ZZ
                                         360         79,200.00          2
                                       8.000            581.14         90
                                       7.750            581.14
    TAMPA            FL   33606          1            09/28/01         04
    0413063173                           05           11/01/01         25
    0413063173                           N            10/01/31
    0


    5704672          E22/G02             F          208,000.00         ZZ
                                         360        208,000.00          1
                                       7.000          1,383.83         80
                                       6.750          1,383.83
1


    AUSTIN           TX   78727          5            09/24/01         00
    0413064338                           03           11/01/01          0
    0413064338                           O            10/01/31
    0


    5704696          E22/G02             F          234,000.00         ZZ
                                         360        234,000.00          1
                                       7.750          1,676.40         90
                                       7.500          1,676.40
    MANDEVILLE       LA   70448          1            09/28/01         04
    0413075474                           05           11/01/01         25
    0413075474                           O            10/01/31
    0


    5704700          E22/G02             F           67,500.00         ZZ
                                         360         67,500.00          1
                                       8.250            507.10         90
                                       8.000            507.10
    ROGERS           AR   72756          1            09/28/01         01
    0413077827                           05           11/01/01         25
    0413077827                           O            10/01/31
    0


    5704894          696/G02             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       7.625          2,604.68         80
                                       7.375          2,604.68
    CLIFTON          VA   20124          1            09/27/01         00
    0433217494                           05           11/01/01          0
    23301286                             O            10/01/31
    0


    5705034          E82/G02             F          256,000.00         ZZ
                                         360        256,000.00          1
                                       7.250          1,746.37         64
                                       7.000          1,746.37
    SALISBURY        CT   06068          2            09/25/01         00
    0400474664                           05           11/01/01          0
    0400474664                           O            10/01/31
    0


    5705043          E82/G02             F          103,500.00         ZZ
                                         360        103,500.00          1
                                       7.625            732.57         94
                                       7.375            732.57
    CHARLOTTE        NC   28212          2            09/27/01         04
    0400479382                           05           11/01/01         30
    0400479382                           O            10/01/31
    0
1




    5706140          U05/G02             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       7.125          4,379.17         76
                                       6.875          4,379.17
    REDMOND          OR   97756          2            09/14/01         00
    0433211562                           05           11/01/01          0
    3164728                              O            10/01/31
    0


    5724028          E22/G02             F          346,500.00         ZZ
                                         360        346,500.00          1
                                       7.750          2,482.37         90
                                       7.500          2,482.37
    SAN DIMAS        CA   91773          1            08/29/01         11
    0412932055                           05           11/01/01         25
    0412932055                           O            10/01/31
    0


    5724035          E22/G02             F          212,000.00         ZZ
                                         360        212,000.00          1
                                       8.125          1,574.09         80
                                       7.875          1,574.09
    FRIENDSWOOD      TX   77546          5            09/24/01         00
    0412951527                           03           11/01/01          0
    0412951527                           O            10/01/31
    0


    5724042          E22/G02             F          535,000.00         ZZ
                                         360        535,000.00          1
                                       7.375          3,695.11         72
                                       7.125          3,695.11
    SANTA ANA        CA   92705          2            09/20/01         00
    0412976391                           05           11/01/01          0
    0412976391                           O            10/01/31
    0


    5724075          E22/G02             F          310,000.00         ZZ
                                         360        310,000.00          1
                                       7.250          2,114.75         72
                                       7.000          2,114.75
    ESTES PARK       CO   80517          5            09/25/01         00
    0413020322                           05           11/01/01          0
    0413020322                           O            10/01/31
    0


    5724098          E22/G02             F          130,000.00         T
                                         360        130,000.00          1
1


                                       6.875            854.01         55
                                       6.625            854.01
    KINGSLAND        TX   78639          2            09/28/01         00
    0413040841                           05           11/01/01          0
    0413040841                           O            10/01/31
    0


    5724105          E22/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.375          2,348.30         80
                                       7.125          2,348.30
    PROSPER          TX   75078          5            09/24/01         00
    0413046129                           03           11/01/01          0
    0413046129                           O            10/01/31
    0


    5724109          E22/G02             F          225,000.00         ZZ
                                         360        225,000.00          1
                                       7.375          1,554.02         69
                                       7.125          1,554.02
    VALLEJO          CA   94591          5            09/14/01         00
    0413050329                           05           11/01/01          0
    0413050329                           O            10/01/31
    0


    5724116          E22/G02             F          310,000.00         ZZ
                                         360        310,000.00          1
                                       7.500          2,167.56         60
                                       7.250          2,167.56
    ESPARTO          CA   95627          5            09/24/01         00
    0413053547                           05           11/01/01          0
    0413053547                           O            10/01/31
    0


    5724132          E22/G02             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       7.750          4,298.47         69
                                       7.500          4,298.47
    DALLAS           TX   75209          5            09/25/01         00
    0413059015                           05           11/01/01          0
    0413059015                           O            10/01/31
    0


    5724140          E22/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       8.000          1,761.03         68
                                       7.750          1,761.03
    WARRENTON        OR   97146          5            09/24/01         00
    0413064528                           03           11/01/01          0
1


    0413064528                           O            10/01/31
    0


    5724146          E22/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.125          1,852.73         83
                                       6.875          1,852.73
    GREENWELL SPRIN  LA   70739          5            09/26/01         01
    0413067489                           05           11/01/01         12
    0413067489                           O            10/01/31
    0


    5724149          E22/G02             F          120,650.00         ZZ
                                         360        120,650.00          1
                                       8.375            917.03         95
                                       8.125            917.03
    LAKE WORTH       FL   33463          2            09/25/01         04
    0413068743                           03           11/01/01         30
    0413068743                           O            10/01/31
    0


    5724151          E22/G02             F          245,600.00         ZZ
                                         360        245,600.00          1
                                       7.625          1,738.34         80
                                       7.375          1,738.34
    WOBURN           MA   01801          5            09/26/01         00
    0413070962                           05           11/01/01          0
    0413070962                           O            10/01/31
    0


    5724155          E22/G02             F          254,000.00         ZZ
                                         360        254,000.00          1
                                       7.250          1,732.73         85
                                       7.000          1,732.73
    SACRAMENTO       CA   95829          5            09/25/01         01
    0413075243                           05           11/01/01         12
    0413075243                           O            10/01/31
    0


    5724160          E22/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       7.625          1,075.85         80
                                       7.375          1,075.85
    HOUSTON          TX   77043          5            10/01/01         00
    0413077462                           03           11/01/01          0
    0413077462                           N            10/01/31
    0


1


    5736148          E22/G02             F          264,000.00         ZZ
                                         360        264,000.00          1
                                       7.125          1,778.62         80
                                       6.875          1,778.62
    LINCOLNWOOD      IL   60712          5            09/27/01         00
    0412921561                           05           11/01/01          0
    0412921561                           O            10/01/31
    0


    5736178          E22/G02             F          336,000.00         ZZ
                                         360        336,000.00          1
                                       7.500          2,349.36         80
                                       7.250          2,349.36
    SAN ANTONIO      TX   78209          5            09/26/01         00
    0412972101                           05           11/01/01          0
    0412972101                           O            10/01/31
    0


    5736214          E22/G02             F          229,500.00         ZZ
                                         360        229,500.00          3
                                       8.125          1,704.03         90
                                       7.875          1,704.03
    CHICAGO          IL   60647          1            10/02/01         04
    0413015785                           05           11/01/01         25
    0413015785                           O            10/01/31
    0


    5736314          E22/G02             F          316,800.00         ZZ
                                         360        316,800.00          1
                                       7.250          2,161.13         80
                                       7.000          2,161.13
    ALLEN            TX   75002          5            09/27/01         00
    0413061490                           03           11/01/01          0
    0413061490                           O            10/01/31
    0


    5736358          E22/G02             F          102,290.00         ZZ
                                         360        102,290.00          1
                                       8.000            750.57         80
                                       7.750            750.57
    KATY             TX   77450          1            10/02/01         00
    0413084096                           03           11/01/01          0
    0413084096                           N            10/01/31
    0


    5736370          E22/G02             F           28,800.00         ZZ
                                         360         28,800.00          1
                                       8.375            218.90         90
                                       8.125            218.90
1


    PORTER           TX   77365          1            10/02/01         01
    0413091968                           05           11/01/01         25
    0413091968                           N            10/01/31
    0


    5858210          286/286             F          300,000.00         ZZ
                                         360        299,754.09          1
                                       7.000          1,995.91         63
                                       6.750          1,995.91
    SAN JOSE         CA   95118          5            08/17/01         00
    541933                               05           10/01/01          0
    541933                               O            09/01/31
    0


    5858232          286/286             F           44,000.00         ZZ
                                         360         43,946.49          1
                                       8.500            338.33         80
                                       8.250            338.33
    DOLTON           IL   60419          1            07/11/01         00
    8719037                              05           09/01/01          0
    8719037                              N            08/01/31
    0


    5858236          286/286             F          117,000.00         ZZ
                                         360        116,923.46          4
                                       8.125            868.73         90
                                       7.875            868.73
    EL CENTRO        CA   92243          1            08/27/01         12
    513587                               05           10/01/01         25
    513587                               N            09/01/31
    0


    5858238          286/286             F          174,200.00         ZZ
                                         360        174,091.72          2
                                       8.375          1,324.05         65
                                       8.125          1,324.05
    DETROIT          MI   48215          2            08/29/01         00
    322730                               05           10/01/01          0
    322730                               N            09/01/31
    0


    5858240          286/286             F           60,750.00         ZZ
                                         360         60,712.23          4
                                       8.375            461.75         90
                                       8.125            461.75
    ENDICOTT         NY   13760          1            08/29/01         11
    542839                               05           10/01/01         25
    542839                               N            09/01/31
    0
1




    5858246          286/286             F           66,510.00         ZZ
                                         360         66,467.59          4
                                       8.250            499.67         90
                                       8.000            499.67
    INDIANAPOLIS     IN   46222          1            08/31/01         12
    515710                               05           10/01/01         25
    515710                               N            09/01/31
    0

   TOTAL NUMBER OF LOANS   :      1,398

   TOTAL ORIGINAL BALANCE  :   292,962,918.43

   TOTAL PRINCIPAL BALANCE :   292,696,500.06

   TOTAL ORIGINAL P+I      :     2,097,580.45

   TOTAL CURRENT P+I       :     2,097,580.45


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

Loan Number     Current Balance Net Mortgage Rate  Discount Fraction PO Balance
5508421 "$238,379.02 "  0.06095 0.097037037     "$23,131.59 "
5505944 "$188,631.65 "  0.06095 0.097037037     "$18,304.26 "
5627222 "$549,526.46 "  0.0646930.041585185     "$22,852.16 "
5546452 "$121,495.30 "  0.0647  0.041481481     "$5,039.81 "
5665033 "$502,500.00 "  0.0647  0.041481481     "$20,844.44 "
5573707 "$82,550.00 "   0.06595 0.022962963     "$1,895.59 "
5600328 "$155,000.00 "  0.06595 0.022962963     "$3,559.26 "
5537912 "$331,721.07 "  0.06595 0.022962963     "$7,617.30 "
5626145 "$476,250.00 "  0.06595 0.022962963     "$10,936.11 "
5508834 "$240,000.00 "  0.06595 0.022962963     "$5,511.11 "
5626218 "$127,000.00 "  0.06595 0.022962963     "$2,916.30 "
5568148 "$94,350.00 "   0.06595 0.022962963     "$2,166.56 "
5626225 "$100,000.00 "  0.06595 0.022962963     "$2,296.30 "
5614923 "$232,000.00 "  0.06595 0.022962963     "$5,327.41 "
5639767 "$145,000.00 "  0.06595 0.022962963     "$3,329.63 "
5652487 "$180,000.00 "  0.06595 0.022962963     "$4,133.33 "
5652529 "$178,000.00 "  0.06595 0.022962963     "$4,087.41 "
5652538 "$151,500.00 "  0.06595 0.022962963     "$3,478.89 "
5652539 "$275,000.00 "  0.06595 0.022962963     "$6,314.81 "
5652566 "$180,000.00 "  0.06595 0.022962963     "$4,133.33 "
5724098 "$130,000.00 "  0.06595 0.022962963     "$2,985.19 "
5639715 "$588,000.00 "  0.06595 0.022962963     "$13,502.22 "
5261589 "$47,460.10 "   0.06595 0.022962963     "$1,089.82 "
5683488 "$450,000.00 "  0.06595 0.022962963     "$10,333.33 "
5627234 "$175,356.14 "  0.067193        0.004548148     $797.55
5523844 "$496,012.85 "  0.0672  0.004444444     "$2,204.50 "
5543767 "$202,500.00 "  0.0672  0.004444444     $900.00
5372425 "$334,725.41 "  0.0672  0.004444444     "$1,487.67 "
5537562 "$424,301.22 "  0.0672  0.004444444     "$1,885.78 "
5530689 "$340,000.00 "  0.0672  0.004444444     "$1,511.11 "
5495157 "$359,605.00 "  0.0672  0.004444444     "$1,598.24 "
5534184 "$99,918.03 "   0.0672  0.004444444     $444.08
5573071 "$319,737.70 "  0.0672  0.004444444     "$1,421.06 "
5600322 "$107,500.00 "  0.0672  0.004444444     $477.78
5600337 "$134,400.00 "  0.0672  0.004444444     $597.33
5600353 "$116,000.00 "  0.0672  0.004444444     $515.56
5255192 "$111,908.19 "  0.0672  0.004444444     $497.37
5601003 "$374,383.45 "  0.0672  0.004444444     "$1,663.93 "
5858210 "$299,754.09 "  0.0672  0.004444444     "$1,332.24 "
5626179 "$208,000.00 "  0.0672  0.004444444     $924.44
5626206 "$132,000.00 "  0.0672  0.004444444     $586.67
5639760 "$312,000.00 "  0.0672  0.004444444     "$1,386.67 "
5652573 "$144,000.00 "  0.0672  0.004444444     $640.00
5704536 "$375,000.00 "  0.0672  0.004444444     "$1,666.67 "
5704672 "$208,000.00 "  0.0672  0.004444444     $924.44
5600357 "$381,000.00 "  0.0672  0.004444444     "$1,693.33 "


        "$11,420,465.68 "                       "$210,942.58 "

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(ix)  the  number,  aggregate  principal  balance  and  book  value  of any  REO
Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

(xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xv)    the occurrence of the Credit Support Depletion Date;

(xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvii)  the related Senior Percentage for such Distribution Date;

(xviii) the aggregate amount of Realized Losses for such Distribution Date;

(xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website will initially be located at http://www-apps.gis.deutsche-bank.com/invr. Assistance in using the website can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF JULY 1, 2001


                                 EXECUTION COPY


================================================================================






                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                            Dated as of July 1, 2001



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




================================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE




Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................30

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........31

        Section 2.01. Conveyance of Mortgage Loans.........................................31

        Section 2.02. Acceptance by Trustee................................................36

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................38

        Section 2.04. Representations and Warranties of Sellers............................40

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................41

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................42

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............42

        Section 2.08. Purposes and Powers of the Trust.....................................42

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................43

        Section 3.01. Master Servicer to Act as Servicer...................................43

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........44

        Section 3.03. Successor Subservicers...............................................45

        Section 3.04. Liability of the Master Servicer.....................................46

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................46

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               46

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................47

        Section 3.08. Subservicing Accounts; Servicing Accounts............................49

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................50

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................51


                                    i

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................53

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................53

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................55

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................57

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................60

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............62

        Section 3.17. Reports to the Trustee and the Company...............................63

        Section 3.18. Annual Statement as to Compliance....................................63

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............63

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............64

        Section 3.21. Administration of Buydown Funds......................................64

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................66

        Section 4.01. Certificate Account..................................................66

        Section 4.02. Distributions........................................................66

        Section 4.03. Statements to Certificateholders.....................................66

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................67

        Section 4.05. Allocation of Realized Losses........................................69

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........69

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................69

        Section 4.08. Surety Bond..........................................................69

Article V         THE CERTIFICATES.........................................................71

        Section 5.01. The Certificates.....................................................71

        Section 5.02. Registration of Transfer and Exchange of Certificates................73

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................78

        Section 5.04. Persons Deemed Owners................................................79

        Section 5.05. Appointment of Paying Agent..........................................79


                                       ii


Article VI        THE COMPANY AND THE MASTER SERVICER......................................80

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........80

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............80

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               81

        Section 6.04. Company and Master Servicer Not to Resign............................82

Article VII       DEFAULT..................................................................83

        Section 7.01. Events of Default....................................................83

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................85

        Section 7.03. Notification to Certificateholders...................................86

        Section 7.04. Waiver of Events of Default..........................................86

Article VIII      CONCERNING THE TRUSTEE...................................................87

        Section 8.01. Duties of Trustee....................................................87

        Section 8.02. Certain Matters Affecting the Trustee................................88

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................90

        Section 8.04. Trustee May Own Certificates.........................................90

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................90

        Section 8.06. Eligibility Requirements for Trustee.................................91

        Section 8.07. Resignation and Removal of the Trustee...............................91

        Section 8.08. Successor Trustee....................................................92

        Section 8.09. Merger or Consolidation of Trustee...................................93

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................93

        Section 8.11. Appointment of Custodians............................................94

        Section 8.12. Appointment of Office or Agency......................................94

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................96

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................96


                                     iii


        Section 9.02. Additional Termination Requirements..................................99

        Section 9.03. Termination of Multiple REMICs......................................100

Article X         REMIC PROVISIONS........................................................101

        Section 10.01.REMIC Administration................................................101

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....104

        Section 10.03.Designation of REMIC(s).............................................105

Article XI        MISCELLANEOUS PROVISIONS................................................106

        Section 11.01.Amendment...........................................................106

        Section 11.02.Recordation of Agreement; Counterparts..............................108

        Section 11.03.Limitation on Rights of Certificateholders..........................109

        Section 11.04.Governing Law.......................................................109

        Section 11.05.Notices.............................................................110

        Section 11.06.Required Notices to Rating Agency and Subservicer...................110

        Section 11.07.Severability of Provisions..........................................110

        Section 11.08.Supplemental Provisions for Resecuritization........................111

        Section 11.09.Allocation of Voting Rights.........................................111

        Section 11.10.No Petition.........................................................111


                                        iv


                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.
        ---------

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and

"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate

Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged

Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the

Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii),

(iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section

2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the

Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the

Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)  Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received

(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements;

provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The

Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)  Prior to the  close of  business  on the  Determination  Date,  the  Master
Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with

Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

     As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The

Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.
(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of

Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S.

          Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34,  62 Fed. Reg. 39021 (July 21, 1997),  and PTE 2000-58,
               65 Fed. Reg. 67765 (November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified

     Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The

Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in
Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate

Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an

Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii)to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ________          [________%][Variable] Pass-Through Rate
                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing     [Percentage Interest:________%]
Agreement and Cut-off Date:
___________ 1, ____               Aggregate Initial [Certificate Principal
                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:          Amount] [Subclass Notional Amount] of the
_________ 25, ____                Class A- ___ Certificates:

Master Servicer:                  [Initial] [Certificate Principal
Residential Funding               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                       Notional Amount] of this Certificate:
                                  $ _______________________]
Assumed Final
Distribution Date:                CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the

Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          ________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.


        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction

Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765
(November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No. _______                           [_______]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $__________________
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $_____________________

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [-------------------------],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. ______                            [______]% Pass-Through Rate

Class B- ___ Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-___
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $____________________
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $__________________
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [_______________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.________                           [______]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $__________________

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                    _________________ %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By: __________________________
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [______________________________],
                                                 as Certificate Registrar



                                            By: _____________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ___________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                 EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _____________ day of __________, 20__, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:




      Attention:________________________________________
      Telefacsimile Number:  (_____)___________ - _______________

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                       (Name of Seller/Servicer)
By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:
     ------------------------
Title:
      -----------------------
Date:
     ------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _______________] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.      The Owner's Taxpayer Identification Number is ______________________ .

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to

                                        G-1-2
and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.


                                        G-1-3

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _____ day of _____, 200__.




                                            [NAME OF OWNER]



                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ________ day of _____, 200_.





                                                 NOTARY PUBLIC



                                            COUNTY OF
                                                     ---------------------------
                                            STATE OF
                                                    ----------------------------
                My Commission  expires the ____ day of ____, 20___.



                                        G-1-4

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                      _______________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Seller") to _________________ (the "Purchaser") of
$______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the

Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                               Very truly yours,


                                   (Seller)



                               By:
                                  ----------------------------------------
                               Name:
                                    --------------------------------------
                               Title:
                                     -------------------------------------



                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                                                , 20
                                    ----------------------------    ----

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     ____________________   (the   "Purchaser")   intends   to   purchase   from
____________________   (the  "Seller")   $_______________   Initial  Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated ______________, 20 ___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,




                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                       __________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     In connection with the sale by ___________ (the "Seller") to _____________ (the "Purchaser") of $___________ Initial Certificate Principal Balance of
Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the
"Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                    (Seller)



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:









               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   ------------------------------------------
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
   ------------------------------------------
Date:                                             Date:
     ----------------------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By:________________________
                                                 Name:
                                                 Title:


                                            Date: _______________________

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--   The  Buyer  owned  $_________  in  securities   (other  than  the  excluded
     securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ _____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _____________________________
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------


                                            IF AN ADVISER:


                                            ______________________
                                            Print Name of Buyer

                                    EXHIBIT K


                         [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                      LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b)....Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c)....Demands  for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)....The Trustee will promptly notify General Motors Acceptance
Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f)....The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                                  ___________, 200___

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b)....The  agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


Acknowledged by:


__________________________,
    as Trustee


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------



RESIDENTIAL ACCREDIT LOANS, INC.


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                              _______________, 20_____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by ________________ (the "Trustee") to _________________ (the "Lender") of (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,



                                    (Lender)


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                              [DATE]

==================
------------------

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $_________ and _____%, respectively.

2. [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ______________________________
                                      Name:
                                     Title: